                               BOSTON 1784 FUNDS

                              Money Market Funds:
                     Boston 1784 Tax-Free Money Market Fund
                  Boston 1784 U.S. Treasury Money Market Fund
           Boston 1784 Institutional U.S. Treasury Money Market Fund
                      Boston 1784 Prime Money Market Fund
               Boston 1784 Institutional Prime Money Market Fund

                                  Bond Funds:
                       Boston 1784 Short-Term Income Fund
                            Boston 1784 Income Fund
              Boston 1784 U.S. Government Medium-Term Income Fund

                            Tax-Exempt Income Funds:
                 Boston 1784 Tax-Exempt Medium-Term Income Fund
                 Boston 1784 Connecticut Tax-Exempt Income Fund
                   Boston 1784 Florida Tax-Exempt Income Fund
                Boston 1784 Massachusetts Tax-Exempt Income Fund
                Boston 1784 Rhode Island Tax-Exempt Income Fund

                                  Stock Funds:
                       Boston 1784 Asset Allocation Fund
                       Boston 1784 Growth and Income Fund
                            Boston 1784 Growth Fund
                     Boston 1784 International Equity Fund

                                2 Oliver Street
                          Boston, Massachusetts 02109

                                                                   March 8, 2000

Dear Shareholder:

    On behalf of the Board of Trustees of Boston 1784 Funds ("1784"), we are pleased to invite you to a special meeting of shareholders of the 1784 funds named above (each a "1784 Fund") to be held at 10:00 a.m. (Eastern time) on April 28, 2000 at the offices of 1784's administrator, SEI Investments Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania (the "Special Meeting"). At the Special Meeting, you will be asked to approve a proposed Agreement and Plan of Reorganization, dated as of February 4, 2000 (the "Reorganization Agreement"), by and between 1784 and The Galaxy Fund ("Galaxy"), which contemplates the reorganization of your 1784 Fund into a corresponding fund of Galaxy (each a "Galaxy Fund").

    BACKGROUND. As you may recall, BankBoston Corporation and Fleet Financial Group, Inc. recently merged with each other to form Fleet Boston Financial Corporation ("Fleet Boston"). As a result of the consolidation, both Fleet National Bank (the new name of BankBoston, N.A.), the investment adviser to all of the 1784 Funds, and Fleet Investment Advisors Inc. ("Fleet Advisors"), the investment adviser to each of the Galaxy Funds, are indirect, wholly owned subsidiaries of Fleet Boston. Fleet Boston has decided to consolidate its mutual fund investment advisory operations.

    At the upcoming Special Meeting, you will be asked to approve the reorganization of your 1784 Fund into a corresponding Galaxy Fund (the "Reorganization"). If shareholder approval is obtained, your 1784 Fund will be reorganized into the corresponding Galaxy Fund in May 2000, when your shares in the 1784 Fund will be exchanged for shares of equal value of a corresponding Galaxy Fund.

1784'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSED REORGANIZATION.

    In considering these matters, you should note:

-  THE SAME OR SIMILAR OBJECTIVES AND POLICIES

    Ten of the 1784 Funds are proposed to be reorganized into existing Galaxy Funds, each of which has investment policies and objectives that are, in general, similar to those of its corresponding 1784 Fund. Seven of the 1784 Funds are proposed to be reorganized into newly organized shell Galaxy Funds that have been specifically created for the purpose of the Reorganization. Each of these newly organized shell Galaxy Funds will continue the investment policies and objectives of the 1784 Fund being reorganized into it.

-  SAME VALUE OF SHARES

    The Galaxy Fund shares you receive in the Reorganization will have the same total dollar value as the total dollar value of the 1784 Fund shares that you held immediately prior to the Reorganization. THE EXCHANGE OF 1784 FUND SHARES FOR GALAXY FUND SHARES WILL BE TAX-FREE UNDER FEDERAL TAX LAWS, AND NO FRONT-END OR CONTINGENT DEFERRED SALES LOADS WILL BE CHARGED AS A RESULT OF THE EXCHANGE.

-  REASONS FOR THE REORGANIZATION

    The proposed Reorganization is expected to offer 1784 Fund shareholders, among other things:

(i) the opportunity to become part of a larger and more diverse family of more than thirty mutual funds. Many 1784 Fund shareholders will be able to exchange their shares among most or all of those funds.

(ii) the opportunity to invest in larger funds which can use their increased asset size to achieve greater portfolio diversification, engage in block trading and other investment transactions on potentially more advantageous terms, and spread relatively fixed costs, such as legal fees, over a larger asset base.

(iii) the opportunity to invest in a family of funds that has demonstrated ability to attract new investors. Successful marketing and resulting fund growth, in turn, afford investors the benefits of portfolio diversification and economies of scale.

(iv) the opportunity to invest in a family of funds managed by an investment adviser that has extensive investment management resources and research capabilities; and

(v) additional shareholder services such as consolidated tax reporting and problem tracking and resolution services.

The Trustees also considered the future prospects of the 1784 Funds if the Reorganization was not effected and 1784's continuing viability using a no-load distribution channel.

    To see how the Reorganization will affect your 1784 Fund, please carefully review the enclosed materials where you will find information on the expenses, investment policies and services relating to the corresponding Galaxy Funds.

    The formal Notice of Special Meeting, a Combined Proxy Statement/Prospectus and a Proxy Ballot are enclosed. If you own shares in more than one of the 1784 Funds named above, more than one Proxy Ballot accompanies these materials. Please be sure to vote and return each Proxy Ballot.

    Whether or not you plan to attend the Special Meeting, you may vote by proxy in any of the following ways:

    1. Internet--Instructions for casting your vote via the internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, you are giving authorization for another person to execute your proxy and there is no need to mail the proxy card.

    2. Telephone--Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free 800 number and required control number are printed on your enclosed proxy card. If this feature is used, you are giving authorization for another person to execute your proxy and there is no need to mail the proxy card.

    3. By mail--If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

    Please return your Proxy Ballot(s) or follow the instructions in the enclosed materials to vote on-line or by telephone so that your vote will be counted.

    YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY RETURNING YOUR PROXY BALLOT(S) TODAY, IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU ALSO MAY VOTE YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE, AS INDICATED IN THE ENCLOSED MATERIALS.

    The proposed Reorganization and the reasons for the 1784 Board of Trustees' unanimous recommendation are discussed in detail in the enclosed materials, which you should read carefully. If you have any questions about the Reorganization, please do not hesitate to contact 1784 toll free at 1-800-BKB-1784.

    We look forward to your attendance at the Special Meeting or receiving your Proxy Ballot(s) or your on-line or telephone instructions so that your shares may be voted at the Special Meeting.

                                          Sincerely,
                                          Robert A. Nesher
                                          President and Chief Executive Officer

                                THE GALAXY FUND
                                 MARCH 8, 2000
                              QUESTIONS & ANSWERS

FOR SHAREHOLDERS OF BOSTON 1784 FUNDS:

The following questions and answers provide an overview of the proposal to reorganize your portfolio of Boston 1784 Funds ("1784") into a corresponding portfolio offered by The Galaxy Fund ("Galaxy"). We also encourage you to read the full text of the combined proxy statement/prospectus (the "Proxy/ Prospectus") that follows.

Q: WHAT ARE 1784 SHAREHOLDERS BEING ASKED TO VOTE UPON?

A: 1784 shareholders are being asked to consider and approve a proposal to reorganize each of the portfolios offered by 1784 (each, a "1784 Fund") into a corresponding portfolio within the Galaxy family of mutual funds (each, a "Galaxy Fund").

Q: WHY HAS THE REORGANIZATION OF THE 1784 FUNDS INTO CORRESPONDING GALAXY FUNDS BEEN RECOMMENDED?

A: The Board of Trustees of 1784 and the Board of Trustees of Galaxy have each determined that the reorganization of each of the 1784 Funds into its respective corresponding Galaxy Fund is in the best interests of the respective shareholders of each such fund. Among the benefits for 1784 Fund shareholders considered by the 1784 Board of Trustees were: access to a broader array of mutual funds, the potential for individual Galaxy Funds to achieve greater portfolio diversification and engage in investment transactions on potentially more advantageous terms; spreading relatively fixed costs, such as legal fees, over a larger asset base; the demonstrated ability of Galaxy to attract new investors; Fleet Investment Advisors Inc.'s ("Fleet Advisors") extensive investment management resources and research capabilities; and access to additional shareholder services such as consolidated tax reporting and problem tracking and resolution services. The Trustees also considered the future prospects of the 1784 Funds if the Reorganization was not effected and the continuing viability of the 1784 Funds using a no-load distribution channel.

Q: WHAT IS THE ANTICIPATED TIMING OF THE REORGANIZATION?

A: The meeting of shareholders to consider the proposal is scheduled to occur on April 28, 2000. If all necessary approvals are obtained, the proposed reorganization will likely take place in May 2000.

Q: WHO WILL RECEIVE THE PROXY/PROSPECTUS MATERIAL?

A: The Proxy/Prospectus has been mailed to all persons and entities that held shares of record in a 1784 Fund on February 29, 2000. Please note that in some cases record ownership of and/or voting authority over 1784 Fund shares may reside with a fiduciary or other agent. In these cases, the fiduciary or other agent may receive the combined Proxy/Prospectus.

Q: HOW ARE THE 1784 FUNDS PROPOSED TO BE REORGANIZED?

A: As you may know, 1784 consists of seventeen separate mutual funds. The proposed agreement and plan of reorganization for these funds, approved by the 1784 Board of Trustees, contemplates the reorganization of ten of these 1784 Funds into ten existing Galaxy Funds having similar investment objectives and policies. The remaining seven 1784 Funds will be reorganized into shell Galaxy Funds that are being created to continue the current operations of these 1784 Funds. The investment objectives and strategies of each of these shell portfolios will be substantially the same as those of its corresponding 1784 Fund. Under the proposed agreement and plan of reorganization, each 1784 Fund will be reorganized into the Galaxy Fund listed directly opposite such 1784 Fund in the table below:

BOSTON 1784 FUND                               GALAXY FUND

Tax-Free Money Market Fund                     Tax-Exempt Fund

U.S. Treasury Money Market Fund                U.S. Treasury Fund

Institutional U.S. Treasury Money Market Fund  Institutional Treasury Money Market Fund
                                               (shell portfolio)

Prime Money Market Fund                        Money Market Fund

Institutional Prime Money Market Fund          Institutional Money Market Fund (shell
                                               portfolio)

Short-Term Income Fund                         Short-Term Bond Fund

Income Fund                                    High Quality Bond Fund

U.S. Government Medium-Term Income Fund        Intermediate Government Income Fund

Tax-Exempt Medium-Term Income Fund             Intermediate Tax-Exempt Bond Fund (shell
                                               portfolio)

Connecticut Tax-Exempt Income Fund             Connecticut Intermediate Municipal Bond Fund
                                               (shell portfolio)

Florida Tax-Exempt Income Fund                 Florida Municipal Bond Fund (shell portfolio)

Massachusetts Tax-Exempt Income Fund           Massachusetts Intermediate Municipal Bond
                                               Fund (shell portfolio)

Rhode Island Tax-Exempt Income Fund            Rhode Island Municipal Bond Fund

Asset Allocation Fund                          Asset Allocation Fund

Growth and Income Fund                         Growth and Income Fund

Growth Fund                                    Growth Fund II (shell portfolio)

International Equity Fund                      International Equity Fund

    Please refer to Tables III(A) and III(B) of the accompanying
Proxy/Prospectus for information regarding the specific classes of shares of the 1784 Funds and Galaxy Funds involved in the Reorganization.

Q: WHICH CLASS OF SHARES OF THE GALAXY FUNDS WILL I RECEIVE IN THE
REORGANIZATION?

A: Each shareholder of the 1784 Funds currently owns the same, single class of shares. By contrast, certain Galaxy Funds offer multiple classes of shares to investors. The various classes of Galaxy Fund shares all represent interests in the same portfolio of securities owned by the Galaxy Fund, but have different expenses and characteristics (such as shareholder servicing arrangements) that are intended to meet the needs of different types of investors. In general, eligibility to purchase a particular class of Galaxy Fund shares turns on whether the investor is characterized as an "institutional investor" or a "retail investor."

    As part of the reorganization, all shareholders of the Boston 1784 Institutional U.S. Treasury Money Market Fund, Boston 1784 Institutional Prime Money Market Fund and Boston 1784 Florida Tax-Exempt Income Fund will receive a single class of shares ("Shares") of the corresponding Galaxy Fund. Shareholders of all other 1784 Funds will receive either "Trust Shares" or "BKB Shares," depending on how the shareholders acquired their 1784 Fund shares. Shareholders who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. (now known as Fleet National
Bank) (each an "Institutional Shareholder" and collectively, "Institutional Shareholders") will receive Trust Shares of the corresponding Galaxy Fund. All other shareholders (each a "Retail Shareholder" and collectively "Retail Shareholders") will receive BKB Shares of the corresponding Galaxy Fund. As discussed below, your proxy card will identify whether your 1784 Fund Shares will be exchanged for Trust Shares or BKB Shares in the reorganization. In considering the consequences of the reorganization if you are a Retail Shareholder, you should note that BKB Shares of the Galaxy Funds will convert to "Retail A Shares" of the Galaxy Funds one year after the reorganization, provided that the Galaxy Board of Trustees determines that converting the shares is in the best interests of the Retail Shareholders holding BKB Shares. You should also note that the expense ratios of a substantial majority of the Galaxy Funds which offer Galaxy Fund Retail A Shares are higher than the expense ratios of both the BKB Shares to be received in the reorganization and the corresponding 1784 Fund shares currently held by the Retail Shareholders. For more information see "Fee Tables."

Q: WHY WILL BKB SHARES CONVERT TO RETAIL A SHARES?

A: As Retail Shareholders, persons holding BKB shares will receive enhanced shareholder services such as consolidated tax reporting and problem tracking and resolution services. The expenses of providing those services to Galaxy Fund shareholders ordinarily are defrayed through a shareholder servicing fee imposed on Galaxy Fund Retail A Shares. In connection with the reorganization, Fleet Advisors has agreed to create the class of BKB Shares. Depending upon the Galaxy Fund, some or all of the fees that could be imposed under the shareholder servicing plan for BKB Shares of the Fund are subject to a waiver. The purpose of the waiver is to allow Retail Shareholders to evaluate those services for a period without an increase in their current expense ratio as a result of the shareholder servicing fee, although four of the Galaxy Funds that offer BKB Shares will have higher expense ratios than their corresponding 1784 Funds notwithstanding the fee waiver. The conversion of the BKB Shares ends the fee waiver and imposes upon Retail Shareholders the same expenses borne by similarly situated shareholders of the Galaxy Funds. Fleet Advisors has committed to waive shareholder servicing fees as needed to ensure that until the later of one year from the date of the reorganization or such time as the Galaxy Board of Trustees votes on the conversion of the BKB Shares to Retail A Shares, the Galaxy Funds total operating expense ratios will not exceed the pro forma after waiver expense ratios in Table I-B of the Combined Proxy Statement/Prospectus below. Before the conversion can be accomplished, the Board of Trustees of the Galaxy Fund must determine that the conversion of BKB Shares to Retail A Shares is in the best interests of Retail Shareholders.

Q: HOW WILL 1784 FUND SHARES BE VOTED AND HOW WILL I KNOW WHAT TYPE OF SHARES I HOLD?

A: For each Fund for which BKB Shares will be created, votes cast by Institutional Shareholders and Retail Shareholders will be counted separately, and a 1784 Fund will not be reorganized unless both the Institutional Shareholders and the Retail Shareholders separately as a class approve the reorganization. Shareholders of those 1784 Funds that will reorganize into a Galaxy Fund that offers only a single class of shares (the Boston 1784 Institutional U.S. Treasury Money Market Fund, the Boston 1784 Institutional Prime Money Market Fund, and the Boston 1784 Florida Tax-Exempt Income Fund) will vote as a single group of shareholders for each 1784 Fund on the reorganization proposal.

    Your proxy card will designate (where applicable) whether your 1784 Fund shares will be exchanged for Trust Shares (meaning that you are an Institutional Shareholder) or BKB Shares (meaning that you are a Retail Shareholder). No designation will be made on the proxy card for shareholders of the Boston 1784 Institutional U.S. Treasury Money Market Fund, Boston 1784 Institutional Prime Money Market Fund, and Boston 1784 Florida Tax-Exempt Income Fund.

Q: WHAT ARE THE COSTS AND FEDERAL TAX IMPLICATIONS TO SHAREHOLDERS IN CONNECTION WITH THE PROPOSED REORGANIZATION?

A: In general, the costs of the reorganization will not be borne by 1784 Fund shareholders. No sales charge will be imposed on the shares of the Galaxy Funds issued to you in the reorganization, which means that the aggregate value of the Galaxy Fund shares issued to you will be equal to the aggregate value of the 1784 Fund shares that you own immediately prior to the reorganization. In addition, the exchange of 1784 Fund shares for Galaxy Fund shares will be tax-free under federal tax laws. However, the sale of securities by a 1784 Fund, prior to the reorganization, whether in the ordinary course of business or in anticipation of the reorganization, could increase the amount of the taxable capital gains distribution made prior to the reorganization. See "The Reorganization--Federal Income Tax Considerations" for additional information.

                               BOSTON 1784 FUNDS

                              Money Market Funds:
                     Boston 1784 Tax-Free Money Market Fund
                  Boston 1784 U.S. Treasury Money Market Fund
           Boston 1784 Institutional U.S. Treasury Money Market Fund
                      Boston 1784 Prime Money Market Fund
               Boston 1784 Institutional Prime Money Market Fund

                                  Bond Funds:
                       Boston 1784 Short-Term Income Fund
                            Boston 1784 Income Fund
              Boston 1784 U.S. Government Medium-Term Income Fund

                            Tax-Exempt Income Funds:
                 Boston 1784 Tax-Exempt Medium-Term Income Fund
                 Boston 1784 Connecticut Tax-Exempt Income Fund
                   Boston 1784 Florida Tax-Exempt Income Fund
                Boston 1784 Massachusetts Tax-Exempt Income Fund
                Boston 1784 Rhode Island Tax-Exempt Income Fund

                                  Stock Funds:
                       Boston 1784 Asset Allocation Fund
                       Boston 1784 Growth and Income Fund
                            Boston 1784 Growth Fund
                     Boston 1784 International Equity Fund

                                2 Oliver Street
                          Boston, Massachusetts 02109
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 28, 2000

To Shareholders of the Boston 1784 Funds:

    NOTICE IS GIVEN THAT a special meeting of the shareholders (the "Special Meeting") of the Boston 1784 Funds named above (each a "1784 Fund" and together, the "1784 Funds"), each of which is a separate series of Boston 1784 Funds ("1784"), will be held at 10:00 a.m. (Eastern time), on April 28, 2000, at the offices of 1784's administrator, SEI Investments Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania, for the purpose of considering and voting upon:

    ITEM 1. A proposal to approve the Agreement and Plan of Reorganization, which provides for and contemplates: (1) the transfer of substantially all of the assets and liabilities of each 1784 Fund to a corresponding investment portfolio of The Galaxy Fund in exchange for shares of the designated classes of the corresponding Galaxy Fund of equal value; (2) the distribution of the shares to the shareholders of the 1784 Funds in liquidation of each of the 1784 Funds; and (3) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of 1784.

    ITEM 2. Such other business as may properly come before the Special Meeting or any adjournment(s).

    Item 1 is described in the attached Combined Proxy Statement/Prospectus. YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

    Shareholders of record as of the close of business on February 29, 2000 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

    YOU ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE EACH ACCOMPANYING PROXY BALLOT(S) THAT IS BEING SOLICITED BY THE 1784 BOARD OF TRUSTEES. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. YOU ALSO MAY RETURN PROXIES BY: 1) TOUCHTONE VOTING OR 2) VOTING ON-LINE. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO 1784 A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                                          By Order of the Board of Trustees,
                                          Robert A. Nesher
                                          President

WE NEED YOUR PROXY VOTE IMMEDIATELY. YOU MAY THINK THAT YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE SPECIAL MEETING WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, 1784 WOULD CONTINUE TO SOLICIT VOTES FOR A CERTAIN PERIOD OF TIME IN AN ATTEMPT TO ACHIEVE A QUORUM. YOUR VOTE COULD BE CRITICAL IN ALLOWING 1784 TO HOLD THE SPECIAL MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY BALLOT(S) IMMEDIATELY OR VOTE ON-LINE OR BY TELEPHONE.

                      COMBINED PROXY STATEMENT/PROSPECTUS
                                 MARCH 8, 2000

                               BOSTON 1784 FUNDS
                                2 OLIVER STREET
                          BOSTON, MASSACHUSETTS 02109
                                 1-800-342-5734

                                THE GALAXY FUND
                              4400 COMPUTER DRIVE
                     WESTBOROUGH, MASSACHUSETTS 01581-5108
                                 1-877-289-4252

    This combined proxy statement/prospectus ("Proxy/Prospectus") is being sent to shareholders of the Boston 1784 Tax-Free Money Market Fund, Boston 1784 U.S. Treasury Money Market Fund, Boston 1784 Institutional U.S. Treasury Money Market Fund, Boston 1784 Prime Money Market Fund, Boston 1784 Institutional Prime Money Market Fund, Boston 1784 Short-Term Income Fund, Boston 1784 Income Fund, Boston 1784 U.S. Government Medium-Term Income Fund, Boston 1784 Tax-Exempt Medium-Term Income Fund, Boston 1784 Connecticut Tax-Exempt Income Fund, Boston 1784 Florida Tax-Exempt Income Fund, Boston 1784 Massachusetts Tax-Exempt Income Fund, Boston 1784 Rhode Island Tax-Exempt Income Fund, Boston 1784 Asset Allocation Fund, Boston 1784 Growth and Income Fund, Boston 1784 Growth Fund and Boston 1784 International Equity Fund (each a "1784 Fund" and collectively the "1784 Funds"). The Board of Trustees of Boston 1784 Funds ("1784") has called a Special Meeting of Shareholders (the "Special Meeting") at the offices of 1784's administrator, SEI Investments Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania on April 28, 2000 at 10:00 a.m. Eastern time.

    At the Special Meeting, shareholders will be asked:

    - To approve a proposed Agreement and Plan of Reorganization dated as of February 4, 2000 (the "Reorganization Agreement"), by and between 1784 and The Galaxy Fund ("Galaxy"), which provides for and contemplates (a) the transfer of substantially all of the assets and liabilities of each 1784 Fund to a corresponding investment portfolio of Galaxy (each a "Galaxy Fund" and collectively, the "Galaxy Funds") in exchange for the shares of designated classes of the corresponding Galaxy Fund of equal value;
      (b) the distribution of the shares of designated classes of the corresponding Galaxy Fund to shareholders of each 1784 Fund in liquidation of each of the 1784 Funds; and (c) the deregistration under the Investment Company Act of 1940, as amended (the "1940 Act"), and termination under state law, of 1784.

    The Reorganization Agreement, the form of which is attached as Appendix I, provides for the transfer of assets and liabilities of each 1784 Fund to a corresponding Galaxy Fund in exchange for BKB Shares, Trust Shares or Shares of the corresponding Galaxy Fund of equal value. 1784 and Galaxy are both registered open-end management investment companies (mutual funds). As a result of the reorganization, shareholders of the 1784 Funds will become shareholders of the Galaxy Funds (the 1784 Funds and Galaxy Funds are sometimes referred to as "Funds").

    The transactions contemplated by the Reorganization Agreement are referred to collectively as the "Reorganization."

    Each shareholder of the 1784 Funds currently owns the same, single class of shares. By contrast, certain Galaxy Funds offer multiple classes of shares to investors. The various classes of Galaxy Fund shares all represent interests in the same portfolio of securities owned by the Galaxy Fund, but have different characteristics (such as fees and shareholder servicing arrangements) that are intended to meet the needs of different types of investors. In general, eligibility to purchase a particular class of Galaxy Fund shares turns on whether the investor is characterized as an "institutional investor" or a "retail investor."

    As part of the Reorganization, all shareholders of the Boston 1784 Institutional U.S. Treasury Money Market Fund, Boston 1784 Institutional Prime Money Market Fund and Boston 1784 Florida Tax-Exempt Income Fund will receive a single class of shares ("Shares") of the corresponding Galaxy Fund. Shareholders of all other 1784 Funds will receive either "Trust Shares" or "BKB Shares," depending on how the shareholders acquired their 1784 Fund shares. Shareholders who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. (now known as Fleet National
Bank) (each an "Institutional Shareholder" and collectively, "Institutional Shareholders") will receive Trust Shares of the corresponding Galaxy Fund. All other shareholders (each a "Retail Shareholder" and collectively "Retail Shareholders") will receive BKB Shares of the corresponding Galaxy Fund. In considering the consequences of the Reorganization if you are a Retail Shareholder, you should note that BKB Shares of the Galaxy Funds will convert to "Retail A Shares" of the Galaxy Funds one year after the Reorganization, provided that the Galaxy Board of Trustees determines that converting the shares is in the best interests of the Retail Shareholders holding BKB Shares. You should also note that the expense ratios for a substantial majority of the Galaxy Funds which offer Retail A Shares are higher than the expense ratios of both the BKB Shares to be received in the Reorganization and the corresponding 1784 Fund shares currently held by the Retail Shareholders. For more information see "Fee Tables."

    If the Reorganization Agreement is approved and the transactions contemplated thereby are consummated, 1784 will transfer substantially all of its assets and liabilities, deregister as a registered investment company and terminate under Massachusetts law.

    This Proxy/Prospectus sets forth concisely the information that a 1784 Fund shareholder should know before voting, and should be retained for future reference. It is both 1784's proxy statement for the Special Meeting and a prospectus for the Galaxy Money Market Fund, Galaxy U.S. Treasury Fund, Galaxy Tax-Exempt Fund, Galaxy Short-Term Bond Fund, Galaxy Intermediate Government Income Fund, Galaxy High Quality Bond Fund, Galaxy Rhode Island Municipal Bond Fund, Galaxy Asset Allocation Fund, Galaxy Growth and Income Fund, and the Galaxy International Equity Fund (the "Operating Galaxy Funds"). It is not a prospectus for the Galaxy Institutional Treasury Money Market Fund, Galaxy Institutional Money Market Fund, Galaxy Intermediate Tax-Exempt Bond Fund, Galaxy Connecticut Intermediate Municipal Bond Fund, Galaxy Florida Municipal Bond Fund, Galaxy Massachusetts Intermediate Municipal Bond Fund and Galaxy Growth Fund II (the "Shell Galaxy Funds") because these funds were created to continue the business of their corresponding 1784 Funds. Each of the Shell Galaxy Funds will have substantially the same investment objectives, policies and restrictions as its respective corresponding 1784 Fund.

    Additional information is set forth in the Statement of Additional Information relating to this Proxy/ Prospectus and in the prospectus dated October 1, 1999, as supplemented, for the 1784 Funds, which is incorporated herein by reference. Each of these documents is on file with the Securities and Exchange Commission (the "SEC"), and is available without charge by calling or writing 1784 at the telephone number or address stated above. The information contained in the Operating Galaxy Funds' current prospectuses for the designated share classes, dated February 29, 2000, also is incorporated by reference into this Proxy/Prospectus. In addition, a current prospectus for the designated share classes of the Operating Galaxy Funds accompanies this Proxy/Prospectus. The Annual Report for the year ended October 31, 1999 and the Semi-Annual Report for the period ended April 30, 1999 for the Operating Galaxy Funds are available without charge by calling or writing Galaxy at the telephone number or address stated above. Each of these documents is also available on the SEC's website at www.sec.gov.

    This Proxy/Prospectus is expected to be first sent to shareholders on or about March 15, 2000.

    THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    SHARES OF 1784 AND GALAXY ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY BANKBOSTON, N.A. (NOW KNOWN AS FLEET NATIONAL BANK), FLEET INVESTMENT ADVISORS, INC. OR ANY OF THEIR AFFILIATES OR ANY OTHER BANK. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE DISTRIBUTOR OF 1784 IS SEI INVESTMENTS DISTRIBUTION CO. THE DISTRIBUTOR OF GALAXY IS PROVIDENT DISTRIBUTORS, INC.

    MONEY MARKET FUNDS SEEK TO MAINTAIN A NET ASSET VALUE OF $1.00 PER SHARE. AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
FEE TABLES..................................................      4
  Table I-A.................................................      5
  Table I-B.................................................      7
SUMMARY.....................................................      9
  Proposed Reorganization...................................      9
  Overview Of The Funds.....................................     10
    Table II................................................     12
  Federal Income Tax Consequences...........................     13
  1784 and Galaxy Board Consideration.......................     13
  Principal Risk Factors....................................     13
  Voting Information........................................     18
THE REORGANIZATION..........................................     19
  Reasons for the Reorganization............................     19
  Description of the Reorganization Agreement...............     19
    Table III(A)............................................     20
    Table III(B)............................................     22
  1784 Board Consideration..................................     24
  Capitalization............................................     24
    Table IV................................................     25
  Federal Income Tax Considerations.........................     32
COMPARISON OF 1784 FUNDS AND GALAXY FUNDS...................     34
  Investment Objectives and Policies........................     34
  Reorganizing Money Market Funds...........................     34
  Reorganizing Bond Funds...................................     34
  Reorganizing Equity Funds.................................     34
  Investment Advisory Services..............................     35
    Table V.................................................     36
  Other Service Providers for the 1784 Funds and the Galaxy
    Funds...................................................     37
  Sales Load and Distribution Arrangements for 1784 Funds...     38
  Sales Load and Shareholder Servicing Arrangements for
    Galaxy..................................................     38
  Shareholder Servicing Arrangements........................     40
  Administration Agreements.................................     40
  Shareholder Transactions and Policies.....................     41
  Fees and Expenses.........................................     41
  Performance...............................................     41
  Share Structure...........................................     41
  Comparison of Trust Structure.............................     42
VOTING MATTERS..............................................     43
  General Information.......................................     43
  Shareholder and Board Approvals...........................     45
  Principal Shareholders....................................     45
    Table VI(A).............................................     46
    Table VI(B).............................................     52
  Quorum....................................................     55
  Annual Meetings and Shareholder Meetings..................     56
ADDITIONAL INFORMATION ABOUT GALAXY.........................     56
ADDITIONAL INFORMATION ABOUT 1784...........................     56

                                                                PAGE
                                                              --------
FINANCIAL STATEMENTS........................................     56
OTHER BUSINESS..............................................     57
SHAREHOLDER INQUIRIES.......................................     57

APPENDICES              I          FORM OF AGREEMENT AND PLAN OF REORGANIZATION................  I-1

                        II         EXPENSE SUMMARIES OF THE 1784 FUNDS AND CORRESPONDING GALAXY
                                   FUNDS.......................................................  II-1

                        III        INVESTMENT OBJECTIVES, LIMITATIONS AND CERTAIN SIGNIFICANT
                                   INVESTMENT POLICIES OF THE REORGANIZING 1784 FUNDS AND
                                   CORRESPONDING GALAXY FUNDS..................................  III-1

                        IV         SHAREHOLDER TRANSACTIONS AND SERVICES OF THE GALAXY FUNDS
                                   AND THE CORRESPONDING 1784 FUNDS............................  IV-1

                        V          PERFORMANCE COMPARISONS OF THE OPERATING GALAXY FUNDS AND
                                   THEIR CORRESPONDING 1784 FUNDS..............................  V-1

                        VI         MANAGEMENT DISCUSSION OF GALAXY FUND PERFORMANCE............  VI-1

                                   FEE TABLES

    Each shareholder of the 1784 Funds currently owns the same, single class of shares. By contrast, certain Galaxy Funds offer multiple classes of shares to investors. The various classes of Galaxy Fund shares all represent interests in the same portfolio of securities owned by the Galaxy Fund, but have different characteristics (such as fees and shareholder servicing arrangements) that are intended to meet the needs of different types of investors. In general, eligibility to purchase a particular class of Galaxy Fund shares turns on whether the investor is characterized as an "institutional investor" or a "retail investor."

    As part of the Reorganization, all shareholders of the Boston 1784 Institutional U.S. Treasury Money Market Fund, Boston 1784 Institutional Prime Money Market Fund and Boston 1784 Florida Tax-Exempt Income Fund will receive Shares of the corresponding Galaxy Fund. Shareholders of all other 1784 Funds will receive either "Trust Shares" or "BKB Shares," depending on how the shareholders acquired their 1784 Fund shares. Institutional Shareholders will receive Trust Shares of the corresponding Galaxy Fund. Retail Shareholders will receive BKB Shares of the corresponding Galaxy Fund. In considering the consequences of the Reorganization if you are a Retail Shareholder, you should note that BKB Shares of the Galaxy Funds will convert to "Retail A Shares" of the Galaxy Funds one year after the Reorganization, provided that the Galaxy Board of Trustees determines that converting the shares is in the best interests of the Retail Shareholders holding BKB Shares.

    The following table shows which of the following Galaxy Funds and classes are projected to experience higher, lower or the same annualized per share total operating expense ratios as their Corresponding 1784 Funds, after fee waivers, based upon the fee arrangements and commitments that will be in place upon consummation of the Reorganization. Three of the fourteen corresponding Galaxy Funds which offer Trust Shares, four of the fourteen corresponding Galaxy Funds which offer BKB Shares, and eleven of the fourteen corresponding Galaxy Funds which offer Retail A Shares have total operating expense ratios (after fee waivers) which are higher than the 1784 Fund Shares. Fleet Investment Advisors, Inc. ("Fleet") has committed to waive shareholder servicing fees as needed to ensure that until the later of one year from the date of the Reorganization or such time as the Galaxy Board of Trustees votes on the conversion of the BKB Shares to Retail A Shares, the Galaxy Funds, total operating expense ratios will not exceed the PRO FORMA after waiver expense ratios in Table I-B. These fee waivers may be terminated at any time for any or all of the Galaxy Funds after the first anniversary of the date that the 1784 Fund is reorganized into its corresponding Galaxy Fund.

                                   TABLE I-A

                                                     HIGHER EXPENSES   LOWER EXPENSES   SAME EXPENSES
                                                        THAN THE          THAN THE         AS THE
                                                      CORRESPONDING    CORRESPONDING    CORRESPONDING
                  FUND AND CLASS                        1784 FUND        1784 FUND        1784 FUND
---------------------------------------------------  ---------------   --------------   -------------
Galaxy Tax Exempt Fund
  Trust Shares.....................................                           X
  BKB Shares.......................................         X
  Retail A Shares..................................         X
-----------------------------------------------------------------------------------------------------

Galaxy U.S. Treasury Fund
  Trust Shares.....................................                           X
  BKB Shares.......................................                           X
  Retail A Shares..................................                           X
-----------------------------------------------------------------------------------------------------

Galaxy Institutional Treasury Money Market Fund
  Shares...........................................                           X
-----------------------------------------------------------------------------------------------------

Galaxy Money Market Fund
  Trust Shares.....................................                           X
  BKB Shares.......................................                           X
  Retail A Shares..................................                           X
-----------------------------------------------------------------------------------------------------

Galaxy Institutional Money Market Fund
  Shares...........................................                           X
-----------------------------------------------------------------------------------------------------

Galaxy Short-Term Bond Fund
  Trust Shares.....................................         X
  BKB Shares.......................................         X
  Retail A Shares..................................         X
-----------------------------------------------------------------------------------------------------

Galaxy High Quality Bond Fund
  Trust Shares.....................................                           X
  BKB Shares.......................................                                           X
  Retail A Shares..................................         X
-----------------------------------------------------------------------------------------------------

Galaxy Intermediate Government Income Fund
  Trust Shares.....................................                           X
  BKB Shares.......................................                                           X
  Retail A Shares..................................         X
-----------------------------------------------------------------------------------------------------

Galaxy Intermediate Tax-Exempt Bond Fund
  Trust Shares.....................................                           X
  BKB Shares.......................................                                           X
  Retail A Shares..................................         X
-----------------------------------------------------------------------------------------------------

Galaxy Connecticut Intermediate Municipal Bond Fund
  Trust Shares.....................................                           X
  BKB Shares.......................................                                           X
  Retail A Shares..................................         X
-----------------------------------------------------------------------------------------------------

                                                     HIGHER EXPENSES   LOWER EXPENSES   SAME EXPENSES
                                                        THAN THE          THAN THE         AS THE
                                                      CORRESPONDING    CORRESPONDING    CORRESPONDING
                  FUND AND CLASS                        1784 FUND        1784 FUND        1784 FUND
---------------------------------------------------  ---------------   --------------   -------------
Galaxy Florida Municipal Bond Fund
  Shares...........................................                                           X
-----------------------------------------------------------------------------------------------------

Galaxy Massachusetts Intermediate Municipal Bond
  Fund
  Trust Shares.....................................                           X
  BKB Shares.......................................                                           X
  Retail A Shares..................................         X
-----------------------------------------------------------------------------------------------------

Galaxy Rhode Island Municipal Bond Fund
  Trust Shares.....................................                           X
  BKB Shares.......................................                           X
  Retail A Shares..................................                           X
-----------------------------------------------------------------------------------------------------

Galaxy Asset Allocation Fund
  Trust Shares.....................................         X
  BKB Shares.......................................                                           X
  Retail A Shares..................................         X
-----------------------------------------------------------------------------------------------------

Galaxy Growth and Income Fund
  Trust Shares.....................................         X
  BKB Shares.......................................         X
  Retail A Shares..................................         X
-----------------------------------------------------------------------------------------------------

Galaxy Growth Fund II
  Trust Shares.....................................                           X
  BKB Shares.......................................         X
  Retail A Shares..................................         X
-----------------------------------------------------------------------------------------------------

Galaxy International Equity Fund
  Trust Shares.....................................                           X
  BKB Shares.......................................                           X
  Retail A Shares..................................         X
-----------------------------------------------------------------------------------------------------

                                   TABLE I-B

    The following table shows (i) the current annualized total expense ratio as of October 31, 1999 of each of the 1784 Funds, after fee waivers; (ii) the annualized total expense ratio of each of the Operating Galaxy Funds, after fee waivers, restated to reflect the expenses each Fund expects to incur during the current fiscal year; and (iii) the PRO FORMA annualized total expense ratio of the Shell Galaxy Funds or the combined portfolios consisting of a 1784 Fund and its corresponding Galaxy Fund, as the case may be, after fee waivers, as of October 31, 1999, based upon the fee arrangements and commitments that will be in place upon consummation of the Reorganization of the 1784 Funds into corresponding Galaxy Funds.

                           TOTAL EXPENSE INFORMATION

                                                                                                      PRO FORMA
                            TOTAL                                 TOTAL                                 TOTAL
                          OPERATING                             OPERATING                             OPERATING
                          EXPENSES         CORRESPONDING        EXPENSES         COMBINED FUND/        EXPENSES
       1784 FUND/           AFTER           GALAXY FUND/          AFTER           SHARE CLASS           AFTER
      SHARE CLASS          WAIVERS          SHARE CLASS          WAIVERS      POST-REORGANIZATION      WAIVERS
------------------------  ---------   ------------------------  ---------   ------------------------  ----------
MONEY MARKET FUNDS:

BOSTON 1784 TAX-FREE
MONEY MARKET FUND                     GALAXY TAX-EXEMPT FUND                GALAXY TAX-EXEMPT FUND
  Shares                    0.51%     Trust Shares                0.52%     Trust Shares                 0.47%
                                      BKB Shares                   n/a      BKB Shares                   0.52%
                                      Retail A Shares             0.64%     Retail A Shares              0.59%
----------------------------------------------------------------------------------------------------------------

BOSTON 1784 U.S.
TREASURY
MONEY MARKET FUND                     GALAXY U.S. TREASURY                  GALAXY U.S. TREASURY
  Shares                    0.65%     FUND                                  FUND
                                      Trust Shares                0.51%     Trust Shares                 0.48%
                                      BKB Shares                   n/a      BKB Shares                   0.63%
                                      Retail A Shares             0.65%     Retail A Shares              0.63%
----------------------------------------------------------------------------------------------------------------

BOSTON 1784
INSTITUTIONAL U.S.                    GALAXY INSTITUTIONAL                  GALAXY INSTITUTIONAL
TREASURY                              TREASURY MONEY MARKET                 TREASURY MONEY MARKET
MONEY MARKET FUND                     FUND (SHELL)                          FUND (SHELL)
  Shares                    0.31%     Shares                       n/a      Shares                       0.26%
----------------------------------------------------------------------------------------------------------------

BOSTON 1784 PRIME                     GALAXY MONEY MARKET FUND              GALAXY MONEY MARKET FUND
MONEY MARKET FUND                     Trust Shares                0.47%     Trust Shares                 0.47%
  Shares                    0.65%     BKB Shares                   n/a      BKB Shares                   0.63%
                                      Retail A Shares             0.64%     Retail A Shares              0.63%
----------------------------------------------------------------------------------------------------------------

BOSTON 1784                           GALAXY INSTITUTIONAL                  GALAXY INSTITUTIONAL
INSTITUTIONAL PRIME                   MONEY MARKET FUND                     MONEY MARKET FUND
MONEY MARKET FUND                     (SHELL)                               (SHELL)
  Shares                    0.30%     Shares                       n/a      Shares                       0.28%
----------------------------------------------------------------------------------------------------------------

BOND FUNDS:

BOSTON 1784 SHORT-TERM                GALAXY SHORT-TERM BOND                GALAXY SHORT-TERM BOND
INCOME FUND                           FUND                                  FUND
  Shares                    0.64%     Trust Shares                0.86%     Trust Shares                 0.79%
                                      BKB Shares                   n/a      BKB Shares                   0.78%
                                      Retail A Shares             1.10%     Retail A Shares              0.95%
----------------------------------------------------------------------------------------------------------------

                                      GALAXY HIGH QUALITY BOND              GALAXY HIGH QUALITY BOND
BOSTON 1784 INCOME FUND               FUND                                  FUND
  Shares                    0.80%     Trust Shares                0.85%     Trust Shares                 0.74%
                                      BKB Shares                   n/a      BKB Shares                   0.80%
                                      Retail A Shares             1.00%     Retail A Shares              0.96%

                                                                                                      PRO FORMA
                            TOTAL                                 TOTAL                                 TOTAL
                          OPERATING                             OPERATING                             OPERATING
                          EXPENSES         CORRESPONDING        EXPENSES         COMBINED FUND/        EXPENSES
       1784 FUND/           AFTER           GALAXY FUND/          AFTER           SHARE CLASS           AFTER
      SHARE CLASS          WAIVERS          SHARE CLASS          WAIVERS      POST-REORGANIZATION      WAIVERS
------------------------  ---------   ------------------------  ---------   ------------------------  ----------
BOSTON 1784 U.S.
GOVERNMENT MEDIUM-TERM                GALAXY INTERMEDIATE                   GALAXY INTERMEDIATE
INCOME FUND                           GOVERNMENT INCOME FUND                GOVERNMENT INCOME FUND
  Shares                    0.80%     Trust Shares                0.71%     Trust Shares                 0.68%
                                      BKB Shares                   n/a      BKB Shares                   0.80%
                                      Retail A Shares             0.96%     Retail A Shares              0.93%
----------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INCOME FUNDS:
BOSTON 1784 TAX-EXEMPT
MEDIUM-TERM INCOME FUND               GALAXY INTERMEDIATE TAX-              GALAXY INTERMEDIATE TAX-
  Shares                    0.80%     EXEMPT BOND FUND (SHELL)              EXEMPT BOND FUND (SHELL)
                                      Trust Shares                 n/a      Trust Shares                 0.76%
                                      BKB Shares                   n/a      BKB Shares                   0.80%
                                      Retail A Shares              n/a      Retail A Shares              0.93%
----------------------------------------------------------------------------------------------------------------
                                      GALAXY CONNECTICUT                    GALAXY CONNECTICUT
BOSTON 1784 CONNECTICUT               INTERMEDIATE MUNICIPAL                INTERMEDIATE MUNICIPAL
TAX-EXEMPT INCOME FUND                BOND FUND (SHELL)                     BOND FUND (SHELL)
  Shares                    0.80%     Trust Shares                 n/a      Trust Shares                 0.78%
                                      BKB Shares                   n/a      BKB Shares                   0.80%
                                      Retail A Shares              n/a      Retail A Shares              0.95%
----------------------------------------------------------------------------------------------------------------
BOSTON 1784 FLORIDA TAX-              GALAXY FLORIDA MUNICIPAL              GALAXY FLORIDA MUNICIPAL
EXEMPT INCOME FUND                    BOND FUND (SHELL)                     BOND FUND (SHELL)
  Shares                    0.80%     Shares                       n/a      Shares                       0.80%
----------------------------------------------------------------------------------------------------------------
BOSTON 1784                           GALAXY MASSACHUSETTS                  GALAXY MASSACHUSETTS
MASSACHUSETTS TAX-EXEMPT              INTERMEDIATE MUNICIPAL                INTERMEDIATE MUNICIPAL
INCOME FUND                           BOND FUND (SHELL)                     BOND FUND (SHELL)
  Shares                    0.80%     Trust Shares                 n/a      Trust Shares                 0.78%
                                      BKB Shares                   n/a      BKB Shares                   0.80%
                                      Retail A Shares              n/a      Retail A Shares              0.95%
----------------------------------------------------------------------------------------------------------------
BOSTON 1784 RHODE ISLAND              GALAXY RHODE ISLAND                   GALAXY RHODE ISLAND
TAX-EXEMPT INCOME FUND                MUNICIPAL BOND FUND                   MUNICIPAL BOND FUND
  Shares                    0.80%     Trust Shares                 n/a      Trust Shares                 0.72%
                                      BKB Shares                   n/a      BKB Shares                   0.74%
                                      Retail A Shares             0.77%     Retail A Shares              0.74%
----------------------------------------------------------------------------------------------------------------
STOCK FUNDS:
BOSTON 1784 ASSET                     GALAXY ASSET ALLOCATION               GALAXY ASSET ALLOCATION
ALLOCATION FUND                       FUND                                  FUND
  Shares                    0.96%     Trust Shares                1.11%     Trust Shares                 1.11%
                                      BKB Shares                   n/a      BKB Shares                   0.96%
                                      Retail A Shares             1.30%     Retail A Shares              1.29%
----------------------------------------------------------------------------------------------------------------
BOSTON 1784 GROWTH AND                GALAXY GROWTH AND INCOME              GALAXY GROWTH AND INCOME
INCOME FUND                           FUND                                  FUND
  Shares                    0.89%     Trust Shares                1.06%     Trust Shares                 0.96%
                                      BKB Shares                   n/a      BKB Shares                   0.92%
                                      Retail A Shares             1.28%     Retail A Shares              1.28%
----------------------------------------------------------------------------------------------------------------
BOSTON 1784 GROWTH FUND               GALAXY GROWTH FUND II                 GALAXY GROWTH FUND II
  Shares                    0.93%     (SHELL)                               (SHELL)
                                      Trust Shares                 n/a      Trust Shares                 0.90%
                                      KB Shares                    n/a      BKB Shares                   0.94%
                                      Retail A Shares              n/a      Retail A Shares              1.24%
----------------------------------------------------------------------------------------------------------------
BOSTON 1784                           GALAXY INTERNATIONAL                  GALAXY INTERNATIONAL
INTERNATIONAL EQUITY                  EQUITY FUND                           EQUITY FUND
FUND                                  Trust Shares                0.91%     Trust Shares                 0.85%
  Shares                    1.20%     BKB Shares                   n/a      BKB Shares                   1.10%
                                      Retail A Shares             1.39%     Retail A Shares              1.35%

    Detailed PRO FORMA expense information for each proposed reorganization is included in Appendix II.

                                    SUMMARY

    The following is a summary of certain information relating to the proposed Reorganization between Galaxy and 1784. More complete information is contained elsewhere in this Proxy/Prospectus, the Prospectuses and Statements of Additional Information of Galaxy and 1784, and the Appendices attached hereto.

    PROPOSED REORGANIZATION. The Reorganization Agreement provides for and contemplates: (1) the transfer of substantially all of the assets and liabilities of each 1784 Fund to a corresponding investment portfolio offered by Galaxy (each, a "Corresponding Galaxy Fund"), in exchange for shares of the designated classes of such Corresponding Galaxy Fund of equal value (such shares of the designated classes of such Corresponding Galaxy Fund, the "Galaxy Fund Shares"); (2) the distribution of the Galaxy Fund Shares to the shareholders of the 1784 Funds in liquidation of each of the 1784 Funds; and (3) the deregistration under the 1940 Act and the termination under state law of 1784. It is anticipated that the Reorganization will take place in two stages, with ten of the 1784 Funds first transferring their respective assets and liabilities to ten corresponding Operating Galaxy Funds with similar objectives and policies in exchange for the Galaxy Fund Shares issued by such corresponding Operating Galaxy Funds, and a week later the remaining seven 1784 Funds then transferring their assets and liabilities to seven Shell Galaxy Funds for the purpose of acquiring the assets and liabilities, and then continuing the business, of such 1784 Fund, in exchange for the Galaxy Fund Shares issued by such corresponding Galaxy Shell Funds. The liquidation of each 1784 Fund, and the distribution of the Galaxy Fund Shares to the respective shareholders of such 1784 Fund, shall occur immediately after the receipt by such 1784 Fund of all of the Galaxy Fund Shares to be received by such 1784 Fund in the Reorganization. The Reorganization is subject to a number of conditions, including approval by both the Institutional and Retail shareholders of each 1784 Fund.

    As a result of the proposed Reorganization, each 1784 Fund shareholder will become a shareholder of its Corresponding Galaxy Fund and will hold, immediately after the Reorganization, Galaxy Fund Shares in such Corresponding Galaxy Fund having a total dollar value equal to the total dollar value of the shares such shareholder held in the 1784 Fund immediately prior to the effectiveness of the Reorganization. The exchange of shares in the Reorganization will be tax-free under federal tax laws and shareholders of the Galaxy Funds and the 1784 Funds will not pay any sales charge as a result of the exchange of the shares in the Reorganization. Shareholders of the Boston 1784 Institutional U.S. Treasury Money Market Fund, Boston 1784 Institutional Prime Money Market Fund and Boston 1784 Florida Tax-Exempt Income Fund will receive Shares of their Corresponding Galaxy Fund. Retail Shareholders of the other 1784 Funds will receive BKB Shares of the Corresponding Galaxy Fund. Institutional Shareholders of the other 1784 Funds will receive Trust Shares of the Corresponding Galaxy Fund. The Reorganization is expected to occur in May, 2000 or such later date as may be determined pursuant to the Reorganization Agreement. For more information about the Reorganization and the Reorganization Agreement, see the Section below entitled "The Reorganization-Description of the Reorganization Agreement."

    OVERVIEW OF THE FUNDS.

                      COMPARISON OF INVESTMENT OBJECTIVES

                  1784 FUND                              CORRESPONDING GALAXY FUND
                  ---------                              -------------------------
TAX-FREE MONEY MARKET FUND:                    TAX-EXEMPT FUND:
Seeks to preserve the principal value of a     Seeks as high a level of current interest
shareholder's investment and maintain a high   income exempt from federal income tax as is
degree of liquidity while providing current    consistent with stability of principal.
income that is exempt from federal income
tax.
--------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND:               U.S. TREASURY FUND:
Seeks to preserve the principal value of a     Seeks current income with liquidity and
shareholder's investment and maintain a high   stability of principal.
degree of liquidity while providing current
income.
--------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND:                       MONEY MARKET FUND:
Seeks to preserve the principal value of a     Seeks as high a level of current income as is
shareholder's investment and maintain a high   consistent with liquidity and stability of
degree of liquidity while providing current    principal.
income.
--------------------------------------------------------------------------------------------
SHORT-TERM INCOME FUND:                        SHORT-TERM BOND FUND:
Seeks to provide investors with maximum        Seeks a high level of current income
current income, and, as a secondary goal, to   consistent with preservation of capital.
preserve investors' capital.
--------------------------------------------------------------------------------------------
INCOME FUND:                                   HIGH QUALITY BOND FUND:
Seeks to provide investors with maximum        Seeks a high level of current income
current income, and, as a secondary goal, to   consistent with prudent risk of capital.
preserve investors' capital.
--------------------------------------------------------------------------------------------
U.S. GOVERNMENT MEDIUM-TERM INCOME FUND:       INTERMEDIATE GOVERNMENT INCOME FUND:
Seeks to provide investors with current        Seeks the highest level of current income
income consistent with preservation of         consistent with prudent risk of capital.
capital.
--------------------------------------------------------------------------------------------
RHODE ISLAND TAX-EXEMPT INCOME FUND:           RHODE ISLAND MUNICIPAL BOND FUND:
Seeks to provide investors with current        Seeks as high a level of current interest
income exempt from federal income tax and      income exempt from federal income tax and, to
Rhode Island personal income and business      the extent possible, from Rhode Island
corporation taxes, with a secondary goal of    personal income tax, as is consistent with
preserving capital.                            relative stability of principal.
--------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND:                         ASSET ALLOCATION FUND:
Seeks to provide investors with a favorable    Seeks a high total return by providing both a
total rate of return through current income    current level of income that is greater than
and capital appreciation consistent with       that provided by the popular stock market
preservation of capital, derived from          averages, as well as long-term growth in the
investing in fixed income and equity           value of the Fund's assets.
securities.
--------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND:                        GROWTH AND INCOME FUND:
Seeks to provide investors with long-term      Seeks to provide a relatively high total
growth of capital with a secondary goal of     return through long-term capital appreciation
income.                                        and current income.
--------------------------------------------------------------------------------------------

                  1784 FUND                              CORRESPONDING GALAXY FUND
                  ---------                              -------------------------
INTERNATIONAL EQUITY FUND:                     INTERNATIONAL EQUITY FUND:
Seeks to provide investors with long-term      Seeks long-term capital appreciation.
growth of capital. Dividend income, if any,
is incidental to this goal.
--------------------------------------------------------------------------------------------

    The investment objective, policies and restrictions of the (i) Boston 1784 Institutional U.S. Treasury Money Market Fund, (ii) Boston 1784 Institutional Prime Money Market Fund, (iii) Boston 1784 Tax-Exempt Medium-Term Income Fund,
(iv) Boston 1784 Connecticut Tax-Exempt Income Fund, (v) Boston 1784 Florida Tax-Exempt Income Fund, (vi) Boston 1784 Massachusetts Tax-Exempt Income Fund and (vii) Boston 1784 Growth Fund (collectively, the "Continuing 1784 Funds") are substantially the same as those of their Corresponding Galaxy Funds, because the Galaxy Shell Funds have each been organized solely in connection with this Reorganization to acquire the assets and continue the business of its corresponding Continuing 1784 Fund.

    The investment objectives, policies and restrictions of each of the other 1784 Funds (collectively, the "Reorganizing 1784 Funds") are, in general, similar to those of its Corresponding Galaxy Fund. However, there are certain differences between the investment policies and restrictions of the Reorganizing 1784 Funds and their Corresponding Galaxy Funds. For additional information, see "Comparison of 1784 Funds and Galaxy Funds--Investment Objectives and Policies" and Appendix III.

    Fleet currently serves or will serve as the investment adviser to each of the Galaxy Funds. Oechsle International Advisors, LLC ("Oechsle") currently serves as investment sub-adviser to the Galaxy International Equity Fund. BankBoston (now known as Fleet National Bank) currently serves as the investment adviser to the 1784 Funds, and Oechsle currently serves as co-investment adviser to the Boston 1784 International Equity Fund. Prior to February 7, 2000, Kleinwort Benson Investment Management Americas Inc. ("Kleinwort") served as co-investment adviser with BankBoston to the Boston 1784 International Equity Fund.

                                    TABLE II

    The following table summarizes whether the contractual advisory fee rate of a Galaxy Fund (on a pro forma basis, after giving effect to the Reorganization) is higher, lower or the same as its corresponding 1784 Fund by showing the differential between the Galaxy Fund (on a pro forma basis, after giving effect to the Reorganization) and 1784 Fund contractual fee rate.

                                                              DIFFERENTIAL BETWEEN GALAXY AND 1784
FUND                                                             CONTRACTUAL ADVISORY FEE RATE
----                                                          ------------------------------------
Galaxy Tax-Exempt Fund                                                Same contractual fee rate
Galaxy U.S. Treasury Fund                                                           0.02% lower
Galaxy Institutional Treasury Money Market Fund                       Same contractual fee rate
Galaxy Money Market Fund                                              Same contractual fee rate
Galaxy Institutional Money Market Fund                                Same contractual fee rate
Galaxy Short-Term Bond Fund                                                        0.25% higher
Galaxy High Quality Bond Fund                                                      0.01% higher
Galaxy Intermediate Government Income Fund                                         0.01% higher
Galaxy Intermediate Tax-Exempt Bond Fund                                           0.01% higher
Galaxy Connecticut Intermediate Municipal Bond Fund                                0.01% higher
Galaxy Florida Municipal Bond Fund                                                 0.01% higher
Galaxy Massachusetts Intermediate Municipal Bond Fund                              0.01% higher
Galaxy Rhode Island Municipal Bond Fund                                            0.01% higher
Galaxy Asset Allocation Fund                                                       0.01% higher
Galaxy Growth and Income Fund                                                      0.01% higher
Galaxy Growth Fund II                                                              0.01% higher
Galaxy International Equity Fund                                                    0.13% lower

    For more information on advisory fee rates, see "Comparison of 1784 Funds and Galaxy Funds--Investment Advisory Services--Table V."

    Advisory fees, however, are only one type of fee and expense paid by mutual funds. As noted previously in "Fee Tables--Table I(A) and Table I(B)," three of the fourteen Corresponding Galaxy Funds which offer Trust Shares, four of the fourteen Corresponding Galaxy Funds which offer BKB Shares, and eleven of the fourteen Corresponding Galaxy Funds which offer Retail A Shares have total operating expense ratios (after fee waivers) which are higher than the 1784 Fund Shares. For a more detailed summary of fees and expenses, see Appendix II.

    The 1784 Funds and Galaxy Funds have different administrators, distributors, transfer agents and other service providers. For a detailed description of the management of the Galaxy Funds, including Fleet and Oechsle and other service providers to the Galaxy Funds, see "Comparison of 1784 Funds and Galaxy Funds--Investment Advisory Services" and the Galaxy Fund prospectus which accompanies this Proxy/ Prospectus.

    The purchase, redemption, dividend and other policies and procedures of the 1784 Funds and their Corresponding Galaxy Funds are generally similar. There are, however, some differences. For example, 1784 provides check-writing privileges on shares of the Boston 1784 Short-Term Income Fund, while Galaxy does not provide check-writing privileges for its Corresponding Galaxy Fund (the Galaxy Short-Term Bond Fund).

    The 1784 Funds and the Corresponding Galaxy Funds also offer generally similar exchange privileges. For more information, see "Comparison of 1784 Funds and Galaxy Funds--Shareholder Transactions and Policies," "Comparison of 1784 Funds and Galaxy Funds--Share Structure" and Appendix IV to this
Proxy/Prospectus.

    FEDERAL INCOME TAX CONSEQUENCES. The exchange of shares in the Reorganization is not expected to result in the recognition, for federal income tax purposes, of gain or loss by the 1784 Funds, the Galaxy Funds or their respective shareholders. The sale of securities by the 1784 Funds prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could increase the amount of the taxable capital gains distribution made prior to the Reorganization. See "The Reorganization-Federal Income Tax Considerations" for additional information.

    1784 AND GALAXY BOARD CONSIDERATION. During its deliberations, 1784's Board of Trustees (with the advice and assistance of its counsel) reviewed, among other things: (1) the potential effect of the Reorganization on the shareholders of the 1784 Funds; (2) the capabilities, practices and resources of Fleet and the Galaxy Funds' other service providers; (3) the investment advisory and other fees paid by the Galaxy Funds, and the historical and projected expense ratios of the Galaxy Funds as compared with those of the 1784 Funds and industry peer groups; (4) the investment objectives, policies and limitations of the Galaxy Funds and their relative compatibility with those of the 1784 Funds; (5) the historical investment performance records of the 1784 Funds and the Galaxy Funds, relative to each other and to peer groups; (6) the shareholder services offered by Galaxy; (7) the terms and conditions of the Reorganization Agreement;
(8) the anticipated tax consequences of the Reorganization for the respective 1784 Funds and their shareholders; and (9) the number of investment portfolio options that would be available to shareholders after the Reorganization. The 1784 Board also considered Fleet's belief that the Reorganization would eliminate certain duplicative shareholder costs and market overlap, facilitate consolidation of Fleet's managerial resources and enhance generally operational efficiencies and focus with respect to the mutual funds advised by Fleet. The 1784 Board also considered the viability of the 1784 Funds absent approval of the proposed Reorganization, including alternatives to Reorganization. For additional information, see "The Reorganization--1784 Board Consideration."

    Based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, the Board of Trustees of 1784, including all of the non-interested members of the Board, determined that participation in the Reorganization, as contemplated by the Reorganization Agreement, was in the best interests of the shareholders of each 1784 Fund and that the interests of the existing shareholders of each 1784 Fund will not be diluted as a result of the Reorganization.

    THE 1784 BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH 1784 FUND APPROVE THE REORGANIZATION AGREEMENT.

    After considering the relevant factors, the Galaxy Board of Trustees similarly found that participation in the Reorganization is in the best interests of the Galaxy Funds and that the interests of the shareholders of the Galaxy Funds will not be diluted as a result of the Reorganization.

    PRINCIPAL RISK FACTORS. Because each of the Galaxy Shell Funds is being created to acquire the assets, and then continue the business, of its corresponding Continuing 1784 Fund, an investment in a Galaxy Shell Fund involves risks that are substantially the same as those of investing in its corresponding Continuing 1784 Fund. The investment objectives, policies and restrictions of each Operating Galaxy Fund, are, in general, similar to those of its corresponding Reorganizing 1784 Fund. Accordingly, an investment in an Operating Galaxy Fund involves risks that are similar to those of investing in its corresponding Reorganizing 1784 Fund. The principal risks applicable to the 1784 Funds and the Galaxy Funds are described in the table below. The 1784 Funds and Galaxy Funds are classified in the following groups:

    "1784 Money Market Funds" means, collectively, the Boston 1784 Tax-Free Money Market Fund, Boston 1784 U.S. Treasury Money Market Fund, Boston 1784 Institutional U.S. Treasury Money Market Fund, Boston 1784 Prime Money Market Fund and Boston 1784 Institutional Prime Money Market Fund.

    "Galaxy Money Market Funds" means, collectively, the Corresponding Galaxy Funds of the 1784 Money Market Funds.

    "1784 Bond Funds" means, collectively, the Boston 1784 Short-Term Income Fund Boston 1784 Income Fund and Boston 1784 U.S. Government Medium-Term Income Fund.

    "Galaxy Bond Funds" means, collectively, the Corresponding Galaxy Funds of the 1784 Bond Funds.

    "1784 Tax-Exempt Income Funds" means, collectively, the Boston 1784 Tax-Exempt Medium-Term Income Fund, Boston 1784 Connecticut Tax-Exempt Income Fund, Boston 1784 Florida Tax-Exempt Income Fund, Boston 1784 Massachusetts Tax-Exempt Income Fund and Boston 1784 Rhode Island Tax-Exempt Income Fund.

    "Galaxy Tax-Exempt Income Funds" means, collectively, the Corresponding Galaxy Funds of the 1784 Tax-Exempt Funds.

    "1784 Stock Funds" means, collectively, the Boston 1784 Asset Allocation Fund, Boston 1784 Growth and Income Fund, Boston 1784 Growth Fund and Boston 1784 International Equity Fund.

    "Galaxy Stock Funds" means, collectively, the Corresponding Galaxy Funds of the 1784 Stock Funds.

PRINCIPAL RISK                                                    FUNDS SUBJECT TO RISK
--------------                                                ------------------------------
SELECTION OF INVESTMENTS--The investment adviser evaluates    All 1784 Funds
  the risks and rewards presented by all securities
  purchased by the Fund and how they advance the Fund's       All Galaxy Funds
  investment objective. It's possible, however, that these
  evaluations will prove to be inaccurate.
--------------------------------------------------------------------------------------------

MARKET RISK--All mutual funds are affected by changes in the  All 1784 Funds economy and swings in investment markets. These can occur
  within or outside the U.S. or worldwide, and may affect     All Galaxy Funds
  only particular companies or industries.
--------------------------------------------------------------------------------------------

UNINSURED INVESTMENT RISK--An investment in a Fund is not a   All 1784 Funds
  deposit of BankBoston or Fleet and is not insured or
  guaranteed by the Federal Deposit Insurance Corporation or  All Galaxy Funds
  any other governmental agency.
--------------------------------------------------------------------------------------------

TEMPORARY DEFENSIVE POSITIONS--Under unusual market           All 1784 Funds
  conditions, a Fund may hold uninvested cash (which will
  not earn any income) and invest without limit in money      All Galaxy Funds
  market instruments, including short-term U.S. Government
  securities. This strategy could prevent a Fund from
  achieving its investment objective.
--------------------------------------------------------------------------------------------

INTEREST RATE RISK--In general, bond prices rise when         All 1784 Funds
  interest rates fall and fall when interest rates rise.
  Longer term bonds and zero coupon bonds are usually more    Galaxy Money Market, Bond,
  sensitive to interest rate changes than shorter term        Tax-Exempt Income and Asset
  bonds. Generally, the longer the average maturity of the    Allocation Funds
  bonds in a Fund, the more the Fund's share price will
  fluctuate in response to interest rate changes. Changes in interest rates will also affect the amount of income a
  Fund receives. A decline in interest rates may lead to a
  decline in the Fund's income.

PRINCIPAL RISK                                                    FUNDS SUBJECT TO RISK
--------------                                                ------------------------------
CREDIT RISK--The value of debt securities depends on the      1784 Bond, Tax-Exempt Income
  ability of issuers to make principal and interest           and Stock Funds
  payments. If an issuer can't meet its payment obligations
  or if its credit rating is lowered, the value of its debt   Galaxy Money Market, Bond,
  securities may fall.                                        Tax-Exempt Income and Asset
                                                              Allocation Funds
--------------------------------------------------------------------------------------------

VOLATILITY RISK--The value of your investment in a Fund will  1784 Bond, Tax-Exempt Income go up and down with the value of the investments which the  and Stock Funds
  Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets. You  Galaxy Bond, Tax-Exempt Income
  may lose money if you invest in these Funds.                and Stock Funds
--------------------------------------------------------------------------------------------

MONEY MARKET RISKS--There's no guarantee that a money market  1784 Money Market Funds fund will be able to preserve the value of your investment
  at $1.00 per share and it is possible to lose money by      Galaxy Money Market Funds
  investing in a Fund. The yield paid by the Fund will vary
  with changes in short-term interest rates. It is possible
  that a major change in interest rates or a default on a
  security or a repurchase agreement held by a Fund could
  cause the value of your investment or the performance of
  the Fund to decline.
--------------------------------------------------------------------------------------------

ZERO COUPON SECURITIES--The Funds may invest in zero coupon   1784 Money Market and Bond
  securities or Separately Traded Interest and Principal      Funds
  Securities, which are the separately traded interest and
  principal component parts of government debt obligations.   Galaxy Bond Funds
  The interest-only component is extremely sensitive to the
  rate of principal payments on the underlying obligation.
  The market value of the principal-only component generally is unusually volatile in response to changes in interest
  rates.
--------------------------------------------------------------------------------------------

PREPAYMENT/EXTENSION RISK--Changes in interest rates may      1784 Bond, Tax-Exempt Income
  cause certain debt securities held by the Fund,             and Stock Funds
  particularly asset-backed and mortgage-backed securities,
  to be paid off much sooner or later than expected, which    Galaxy Bond, Tax-Exempt Income
  could adversely affect the Fund's value.                    and Asset Allocation Funds
--------------------------------------------------------------------------------------------

FOREIGN INVESTMENTS--Foreign investments may be riskier than  1784 Bond and Stock Funds
  U.S. investments because of factors such as foreign
  government restrictions, changes in currency exchange       Galaxy Short-Term Bond, Growth
  rates, incomplete financial information about the issuers   II and International Equity
  of securities, and political or economic instability.       Funds
  Foreign securities may be more volatile and less liquid
  than U.S. securities.

PRINCIPAL RISK                                                    FUNDS SUBJECT TO RISK
--------------                                                ------------------------------
MORTGAGE-BACKED SECURITIES--A Fund will receive payments on   1784 Bond Funds
  its mortgage-backed securities that are part interest and
  part return of principal. These payments may vary based on  Galaxy Bond Funds the rate at which homeowners pay off their loans. When a
  homeowner makes a prepayment, the Fund receives a larger
  portion of its principal investment back, which means that there will be a decrease in monthly interest payments.
  Some mortgage-backed securities may have structures that
  make their reaction to interest rates and other factors
  difficult to predict, making their prices very volatile.
  Mortgage-backed securities are particularly exposed to
  prepayment and extension risk and it may be very difficult for a Fund to predict accurately the maturity of the
  securities it holds.
--------------------------------------------------------------------------------------------

FREQUENT TRADING--A Fund may trade its investments            1784 Bond, Tax-Exempt Income
  frequently in trying to achieve its investment goal. This   and Stock Funds
  usually increases the chance that the Fund will pay
  investors short-term capital gains. These gains are         Galaxy Bond and Asset
  taxable at higher rates than long-term capital gains.       Allocation Funds
  Frequent trading could also mean higher brokerage
  commissions and other transaction costs, which could
  reduce the Fund's returns.
--------------------------------------------------------------------------------------------

LACK OF DIVERSIFICATION--If a Fund is not diversified, then   1784 Tax-Exempt Income Funds
  it may invest a large percentage of its assets in a small   (other than Boston 1784 Tax-
  number of issuers. As a result, a change in the value of    Exempt Medium-Term Income
  any one investment held by a Fund may affect the overall    Fund)
  value of a Fund more than it would affect a diversified
  fund which holds more investments.                          Galaxy Tax-Exempt Income Funds
                                                              (other than Galaxy
                                                              Intermediate Tax-Exempt Bond
                                                              Fund)
--------------------------------------------------------------------------------------------

MUNICIPAL MARKET RISK--There are special factors which may    1784 Tax-Exempt Income Funds
  affect the value of municipal securities and, as a result,
  a Fund's share price. These factors include the             Galaxy Tax-Exempt Income Funds
  possibility that interest on municipal securities held by
  a Fund could be declared taxable, political or legislative changes, and uncertainties related to the rights of
  investors in the securities.
--------------------------------------------------------------------------------------------

SINGLE STATE RISK--Because a Fund invests primarily in a      Boston 1784 Connecticut Tax-
  particular state's securities, it is likely to be           Exempt Income Fund, Boston
  especially susceptible to economic, political and           1784 Florida Tax-Exempt Income
  regulatory events that affect that state.                   Fund, Boston 1784
                                                              Massachusetts Tax-Exempt
                                                              Income Fund and Boston 1784
                                                              Rhode Island Tax-Exempt Income
                                                              Fund.

                                                              Each Corresponding Galaxy Fund
                                                              to the above-listed Funds.

PRINCIPAL RISK                                                    FUNDS SUBJECT TO RISK
--------------                                                ------------------------------
WHEN-ISSUED SECURITIES--A Fund may enter into agreements to   1784 Tax-Exempt Income Funds
  purchase debt securities before the securities have been
  issued. The Fund takes a risk that the market value of      Galaxy Tax-Exempt Income Funds
  these securities will decline before the securities are
  delivered to the Fund.
--------------------------------------------------------------------------------------------

HEDGING--Certain Funds may invest in derivatives such as      1784 Tax-Exempt Income Funds
  options, futures and options and forward contracts on       (futures and options on
  foreign currencies, to hedge against market risk or the     futures only) Boston 1784
  currency risk of its foreign investments. There's no        International Equity Fund
  guarantee hedging will always work. It can also prevent     (foreign currency hedging
  the Fund from making a gain if markets move in the          transactions)
  opposite direction to the hedge.
                                                              Galaxy International Equity
                                                              Fund
--------------------------------------------------------------------------------------------

STOCK MARKET RISK--Changes in the U.S. or foreign economies   1784 Stock Funds
  can cause the value of stocks and other investments held
  by the Fund to rise or fall. Stock prices may decline over  Galaxy Stock Funds short or extended periods. U.S. and foreign stock markets
  tend to move in cycles, with periods of rising prices and
  periods of falling prices.
--------------------------------------------------------------------------------------------

EMERGING MARKETS--The risks associated with foreign           1784 Stock Funds
  investments are heightened when investing in emerging
  markets. The governments and economies of emerging market   Galaxy International Equity
  countries feature greater instability than those of more    Fund
  developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.
--------------------------------------------------------------------------------------------

CURRENCY EXCHANGE--Although a Fund usually makes investments  1784 Stock Funds that are sold in foreign currencies, it values its
  holdings in U.S. dollars. If the U.S. dollar rises          Galaxy International Equity
  compared to a foreign currency, the Fund loses on the       Fund
  currency exchange.
--------------------------------------------------------------------------------------------

CONVERTIBLE SECURITIES--Securities that can be converted      1784 Stock Funds
  into common stock, such as certain debt securities and
  preferred stock, are subject to the usual risks associated  Galaxy Growth Fund II with fixed income investments, such as interest rate risk
  and credit risk. In addition, because they react to
  changes in the value of the equity securities into which
  they will convert, convertible securities are also subject to stock market risk.
--------------------------------------------------------------------------------------------

SMALLER COMPANIES--The securities of smaller companies may    1784 Stock Funds
  have more risks than those of larger companies--they may
  be more susceptible to market downturns and their prices
  may be more volatile.

PRINCIPAL RISK                                                    FUNDS SUBJECT TO RISK
--------------                                                ------------------------------
COUNTRY RISK--A Fund may invest 25% or more of its assets in  Galaxy International Equity
  the securities of companies located in one country. When    Fund
  the Fund invests a high percentage of its assets in a
  particular country, the Fund will be especially
  susceptible to factors affecting that country.
--------------------------------------------------------------------------------------------

PORTFOLIO COMPOSITION--The level of risk could increase if a  Galaxy Asset Allocation Fund larger percentage of the Fund is invested in one
  particular asset class, such as stocks or bonds. However,
  asset allocation funds are generally less volatile than
  portfolios that contain only stocks.

    VOTING INFORMATION. 1784's Board of Trustees is furnishing this Proxy/Prospectus in connection with the solicitation of proxies. Only shareholders of record at the close of business on February 29, 2000 will be entitled to vote at the Special Meeting. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon. If no instruction is made, the named proxies will vote in favor of each proposal set forth in the Notice of Meeting. Proxies may be revoked at any time before they are exercised by submitting to 1784 a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person. For additional information, see "Voting Matters."

                               THE REORGANIZATION

    REASONS FOR THE REORGANIZATION. Significant features of the Reorganization are summarized below. This summary is qualified in its entirety by reference to the Reorganization Agreement, the form of which is attached as Appendix I.

    The proposed Reorganization is expected to benefit 1784 Fund shareholders by, among other things:

        (i) Offering shareholders the opportunity to become part of a larger and more diverse family of more than thirty mutual funds. Many 1784 Fund shareholders will be able to exchange their shares among most or all of those funds.

        (ii) Offering shareholders the opportunity to invest in larger Funds which can use their increased asset size to achieve greater portfolio diversification, engage in block trading and other investment transactions on potentially more advantageous terms, and spread relatively fixed costs, such as legal fees, over a larger asset base.

       (iii) Offering shareholders the opportunity to invest in a family of funds that has demonstrated ability to attract new investors. Successful marketing and resulting fund growth, in turn, afford investors the benefits of portfolio diversification and economies of scale.

        (iv) Offering shareholders the opportunity to invest in a family of funds managed by an investment adviser that has extensive investment management resources and research capabilities; and

        (v) Providing additional shareholder services such as consolidated tax reporting and problem tracking and resolution services.

        The Trustees also considered the future prospects of the 1784 Funds if the Reorganization was not effected and 1784's continuing viability using a no-load distribution channel.

        DESCRIPTION OF THE REORGANIZATION AGREEMENT. There are seventeen separate 1784 Funds. The Reorganization Agreement provides that substantially all of the assets and liabilities of each of the ten Reorganizing 1784 Funds identified in column 1 on Table III(A) below will be transferred to, and acquired by, one of the ten Operating Galaxy Funds identified in column 2 on Table III(A) below, in exchange for full and fractional shares issued by such Operating Galaxy Fund. The Reorganization Agreement further provides that substantially all of the assets and liabilities of each of the Continuing 1784 Funds identified in column 1 on Table III(B) below will be transferred to, and acquired by, one of the newly-organized Shell Galaxy Funds identified in column 2 on Table
    III(B) below, in exchange for full and fractional shares issued by such Galaxy Shell Funds. In the tables, opposite the name of each 1784 Fund is the name of the Corresponding Galaxy Fund to which such 1784 Fund will transfer substantially all of its assets and liabilities and that will issue shares to such 1784 Fund in consideration of such transfer. The Boston 1784 Institutional U.S. Treasury Money Market Fund, Boston 1784 Institutional Prime Money Market Fund and Boston 1784 Florida Tax-Exempt Income Fund shall receive Shares of its Corresponding Galaxy Fund. Each 1784 Fund, other than the Boston 1784 Institutional U.S. Treasury Money Market Fund, Boston 1784 Institutional Prime Money Market Fund and Boston 1784 Florida Tax-Exempt Income Fund, shall receive BKB Shares and Trust Shares issued by its Corresponding Galaxy Fund. Retail Shareholders of a 1784 Fund shall receive BKB Shares of such Corresponding Galaxy Fund. BKB Shares will convert into Retail A Shares of the respective Galaxy Fund on the first anniversary of the date such 1784 Fund reorganized into its Corresponding Galaxy Fund provided that the Galaxy Board of Trustees has determined that such conversion is in the best interests of BKB shareholders. Institutional Shareholders of a 1784 Fund shall receive Trust Shares of such Corresponding Galaxy Fund. The Galaxy Fund Shares issued by each Galaxy Fund to its Corresponding 1784 Fund will have the same aggregate dollar value as the aggregate dollar value of the shares of such 1784 Fund immediately prior to the effective time of the Reorganization with respect to such fund.

                                  TABLE III(A)

COLUMN 1                                       COLUMN 2
--------                                       --------
1784 REORGANIZING FUND                         OPERATING GALAXY FUND AND SHARE CLASS
----------------------                         -------------------------------------
BOSTON 1784 TAX-FREE MONEY MARKET FUND         GALAXY TAX-EXEMPT FUND
  Shares (purchased through an investment        Trust Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A./
  Fleet National Bank)

  Shares (purchased other than through an      BKB Shares
  investment management, trust, custody or
  other agency relationship with BankBoston,
  N.A./ Fleet National Bank)
--------------------------------------------------------------------------------------------

BOSTON 1784 U.S. TREASURY MONEY MARKET FUND    GALAXY U.S. TREASURY FUND
  Shares (purchased through an investment        Trust Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A./
  Fleet National Bank)

  Shares (purchased other than through an      BKB Shares
  investment management, trust, custody or
  other agency relationship with BankBoston,
  N.A./ Fleet National Bank)
--------------------------------------------------------------------------------------------

BOSTON 1784 PRIME MONEY MARKET FUND            GALAXY MONEY MARKET FUND
  Shares (purchased through an investment        Trust Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A./
  Fleet National Bank)

  Shares (purchased other than through an      BKB Shares
  investment management, trust, custody or
  other agency relationship with BankBoston,
  N.A./ Fleet National Bank)
--------------------------------------------------------------------------------------------

BOSTON 1784 SHORT-TERM INCOME FUND             GALAXY SHORT-TERM BOND FUND
  Shares (purchased through an investment        Trust Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A./
  Fleet National Bank)

  Shares (purchased other than through an      BKB Shares
  investment management, trust, custody or
  other agency relationship with BankBoston,
  N.A./ Fleet National Bank)
--------------------------------------------------------------------------------------------

BOSTON 1784 INCOME FUND                        GALAXY HIGH QUALITY BOND FUND
  Shares (purchased through an investment        Trust Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A./
  Fleet National Bank)

  Shares (purchased other than through an      BKB Shares
  investment management, trust, custody or
  other agency relationship with BankBoston,
  N.A./ Fleet National Bank)

COLUMN 1                                       COLUMN 2
--------                                       --------
1784 REORGANIZING FUND                         OPERATING GALAXY FUND AND SHARE CLASS
----------------------                         -------------------------------------
BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM        GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
  INCOME FUND
  Shares (purchased through an investment      Trust Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A./
  Fleet National Bank)

  Shares (purchased other than through an      BKB Shares
  investment management, trust, custody or
  other agency relationship with BankBoston,
  N.A./ Fleet National Bank)
--------------------------------------------------------------------------------------------

BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME     GALAXY RHODE ISLAND MUNICIPAL BOND FUND
  FUND
  Shares (purchased through an investment      Trust Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A./
  Fleet National Bank)

  Shares (purchased other than through an      BKB Shares
  investment management, trust, custody or
  other agency relationship with BankBoston,
  N.A./ Fleet National Bank)
--------------------------------------------------------------------------------------------

BOSTON 1784 ASSET ALLOCATION FUND              GALAXY ASSET ALLOCATION FUND
  Shares (purchased through an investment        Trust Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A./
  Fleet National Bank)

  Shares (purchased other than through an      BKB Shares
  investment management, trust, custody or
  other agency relationship with BankBoston,
  N.A./ Fleet National Bank)
--------------------------------------------------------------------------------------------

BOSTON 1784 GROWTH AND INCOME FUND             GALAXY GROWTH AND INCOME FUND
  Shares (purchased through an investment        Trust Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A./
  Fleet National Bank)

  Shares (purchased other than through an      BKB Shares
  investment management, trust, custody or
  other agency relationship with BankBoston,
  N.A./ Fleet National Bank)
--------------------------------------------------------------------------------------------

BOSTON 1784 INTERNATIONAL EQUITY FUND          GALAXY INTERNATIONAL EQUITY FUND
  Shares (purchased through an investment        Trust Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A./
  Fleet National Bank)

  Shares (purchased other than through an      BKB Shares
  investment management, trust, custody or
  other agency relationship with BankBoston,
  N.A./ Fleet National Bank)

                                  TABLE III(B)

COLUMN 1                                                         COLUMN 2
--------                                                         --------
CONTINUING 1784 FUND                           SHELL GALAXY FUND AND SHARE CLASS

BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY  GALAXY INSTITUTIONAL TREASURY MONEY MARKET
  MARKET FUND                                    FUND
  Shares                                         Shares
--------------------------------------------------------------------------------------------

BOSTON 1784 INSTITUTIONAL PRIME MONEY MARKET   GALAXY INSTITUTIONAL MONEY MARKET FUND
  FUND
  Shares                                         Shares
--------------------------------------------------------------------------------------------

BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME      GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND
  FUND
  Shares (purchased through an investment        Trust Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A./Fleet
  National Bank)

  Shares (purchased other than through an      BKB Shares
  investment management, trust, custody or
  other agency relationship with BankBoston,
  N.A./ Fleet National Bank)
--------------------------------------------------------------------------------------------

BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME      GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL
  FUND                                           BOND FUND
  Shares (purchased through an investment        Trust Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A./Fleet
  National Bank)

  Shares (purchased other than through an      BKB Shares
  investment management, trust, custody or
  other agency relationship with BankBoston,
  N.A./ Fleet National Bank)
--------------------------------------------------------------------------------------------

BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND     GALAXY FLORIDA MUNICIPAL BOND FUND
  Shares                                         Shares
--------------------------------------------------------------------------------------------

BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME    GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL
  FUND                                           BOND FUND
  Shares (purchased through an investment        Trust Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A./Fleet
  National Bank)

  Shares (purchased other than through an      BKB Shares
  investment management, trust, custody or
  other agency relationship with BankBoston,
  N.A./ Fleet National Bank)

COLUMN 1                                                         COLUMN 2
--------                                                         --------
BOSTON 1784 GROWTH FUND                        GALAXY GROWTH FUND II
  Shares (purchased through an investment        Trust Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A./Fleet
  National Bank)

  Shares (purchased other than through an      BKB Shares
  investment management, trust, custody or
  other agency relationship with BankBoston,
  N.A./ Fleet National Bank)

    Immediately after the effective time of the Reorganization, each 1784 Fund will distribute to its shareholders the Galaxy Fund Shares received by such 1784 Fund in the Reorganization. Each shareholder of record of a particular 1784 Fund at the effective time of the Reorganization will receive shares of its Corresponding Galaxy Fund with the same aggregate dollar value of the shares such shareholder held in such 1784 Fund prior to the effective time of the Reorganization. Each shareholder of record of the Boston 1784 Institutional Prime Money Market Fund, Boston 1784 Institutional U.S. Treasury Money Market Fund and Boston 1784 Florida Tax-Exempt Income Fund will receive Shares of its Corresponding Galaxy Fund. Shareholders of record of all the other 1784 Funds will either receive BKB Shares or Trust Shares of the Corresponding Galaxy Fund as provided in the following sentences. To the extent such record holder is a Retail Shareholder, such record holder shall receive BKB Shares of such Galaxy Fund. BKB Shares will convert into Retail A Shares of the respective Galaxy Fund on the first anniversary of the date such 1784 Fund reorganized into its Corresponding Galaxy Fund provided that the Galaxy Board of Trustees has determined that such conversion is in the best interests of BKB shareholders. To the extent such recordholder is an Institutional Shareholder, such recordholder will receive Trust Shares of such Galaxy Fund. Moreover, each 1784 Fund shareholder of record will receive any unpaid dividends or distributions declared before the effective time of the Reorganization with respect to a 1784 Fund.

    Galaxy will establish an account for each former shareholder of the 1784 Funds that will reflect the number and class of Galaxy Fund Shares distributed to that shareholder. The Galaxy Fund Shares issued in the Reorganization will be in uncertificated form.

    The Reorganization is subject to a number of conditions, including approval by the Institutional Shareholders and the Retail Shareholders of the Reorganization Agreement and the related matters described in this Proxy/Prospectus; the receipt of certain legal opinions described in the Reorganization Agreement (which include an opinion of Galaxy's counsel addressed to 1784 indicating that the Galaxy Fund Shares issued in the Reorganization will be validly issued, fully paid and non-assessable); the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement, the receipt of any necessary exemptive relief or no-action assurances requested from the SEC or its staff with respect to Section 17(a) of the 1940 Act; and the parties' performance in all material respects of their respective covenants and undertakings as described in the Reorganization Agreement.

    The Reorganization Agreement provides that in the event the Reorganization Agreement is approved with respect to less than all of the 1784 Funds, the failure of a 1784 Fund to consummate the transactions contemplated by the Reorganization Agreement shall not affect the consummation or validity of the Reorganization with respect to any other 1784 Funds.

    The Reorganization Agreement provides that Fleet has agreed to pay all expenses associated with the Reorganization. The Reorganization Agreement also provides, among other things, that the Reorganization may be terminated at any time upon the mutual consent of both 1784 and Galaxy, or by either Galaxy or 1784 under certain conditions; and that officers of Galaxy and of 1784 may amend the Reorganization Agreement as authorized by their respective Boards of Trustees.

    1784 BOARD CONSIDERATION. At a meeting held on December 15, 1999, the 1784 Board of Trustees was advised that BankBoston and Fleet were considering recommending a consolidation of 1784 with Galaxy. The 1784 Board then met again on January 19, 2000 and February 4, 2000 to consider the Reorganization proposal offered by management of Galaxy, Fleet and its affiliates. In preparation for each meeting, each of the Trustees on the 1784 Board were provided with detailed information about the Reorganization, Galaxy and Fleet. These materials summarized the principal terms and conditions of the Reorganization, including the intention that the Reorganization be consummated on a tax-free basis for each 1784 Fund and its respective shareholders. In addition, the 1784 Trustees received comparative information about the 1784 Funds and their respective Corresponding Galaxy Funds, including information concerning, but not limited to, the following matters: (1) the investment objectives and policies of such Galaxy Funds; (2) advisory, distribution and other servicing arrangements of such Galaxy Funds; (3) fund expenses (with and without giving effect to current expense limitations), including expenses relative to peer groups and
(4) performance of such Galaxy Funds relative to peer groups. The 1784 Board also was provided with information about Fleet and its investment advisory organizations, including information regarding those individuals or teams of individuals with responsibility for managing each Galaxy Fund.

    The 1784 Board of Trustees unanimously approved the Reorganization on February 4, 2000.

    During its deliberations, 1784's Board of Trustees (with the advice and assistance of its counsel) reviewed, among other things: (1) the potential effect of the Reorganization on the shareholders of the 1784 Funds; (2) the capabilities, practices and resources of Fleet and the other service providers used by Galaxy; (3) the investment advisory and other fees paid by the Galaxy Funds, and the historical and projected expense ratios of the Galaxy Funds as compared with those of the 1784 Funds and industry peer groups; (4) the investment objectives, policies and limitations of the Galaxy Funds and their relative compatibility with those of the 1784 Funds; (5) the historical investment performance records of the 1784 Funds and the Galaxy Funds, relative to each other and relative to peer groups; (6) the shareholder services offered by Galaxy; (7) the terms and conditions of the Reorganization Agreement;
(8) the anticipated tax consequences of the Reorganization for the respective 1784 Funds and their shareholders; and (9) the number of investment portfolio options that would be available to shareholders after the Reorganization. The 1784 Board also considered Fleet's belief that the Reorganization would eliminate certain duplicative shareholder costs and market overlap, facilitate consolidation of Fleet's managerial resources and enhance generally operational efficiencies and focus with respect to the mutual funds advised by Fleet. The 1784 Board also considered the viability of the 1784 Funds absent approval of the proposed Reorganization, including alternatives to the Reorganization.

    After consideration of the foregoing and other factors, the 1784 Trustees unanimously determined that the Reorganization is in the best interest of the shareholders of each 1784 Fund, and that the interests of the existing shareholders of each 1784 Fund will not be diluted as a result of such Reorganization.

    CAPITALIZATION.  The following table sets forth, as of October 31, 1999:
(1) the capitalization of each of the 1784 Funds; (2) the capitalization of each of their Corresponding Galaxy Funds; and (3) the pro forma capitalization of each of the Corresponding Galaxy Funds as adjusted to give effect to the Reorganization. The capitalization of each 1784 Fund and its Corresponding Galaxy Fund is likely to be different at the Closing as a result of daily share purchase and redemption activity in the 1784 Funds and Galaxy Funds as well as the effects of the other ongoing operations of the respective Funds prior to the closing of the Reorganization.

    The Galaxy Institutional Treasury Money Market Fund, Galaxy Institutional Money Market Fund, Galaxy Intermediate Tax-Exempt Bond Fund, Galaxy Connecticut Intermediate Municipal Bond Fund, Galaxy Florida Municipal Bond Fund, Galaxy Massachusetts Intermediate Municipal Bond Fund and Galaxy Growth Fund II have not yet commenced operations but will do so at the time the Reorganization occurs.

                                    TABLE IV

                    CAPITALIZATION (AS OF OCTOBER 31, 1999)

    1. The table below reflects the capitalization as of October 31, 1999 (Galaxy's fiscal year end) and PRO FORMA capitalization information for the combination of the Boston 1784 Tax-Free Money Market Fund with the Galaxy Tax-Exempt Fund.

                                                TOTAL NET            SHARES        NET ASSET VALUE
                                                  ASSETS          OUTSTANDING         PER SHARE
                                             ----------------   ----------------   ----------------
Boston 1784 Tax-Free Money Market Fund.....    $916,206,994       916,321,280           $1.00
                                                 (Shares)           (Shares)           (Shares)

Galaxy Tax-Exempt Fund.....................    $556,137,407       556,230,987           $1.00
                                              (Trust Shares)     (Trust Shares)     (Trust Shares)
                                                   N/A                N/A                N/A
                                               (BKB Shares)       (BKB Shares)       (BKB Shares)
                                               $160,057,310       160,114,754           $1.00
                                                (Retail A          (Retail A          (Retail A
                                                 Shares)            Shares)            Shares)

PRO FORMA Combined Fund....................   $1,346,824,043     1,347,016,252          $1.00
                                              (Trust Shares)     (Trust Shares)     (Trust Shares)
                                               125,520,358        125,536,015           $1.00
                                               (BKB Shares)       (BKB Shares)       (BKB Shares)
                                               $160,057,310       160,114,754           $1.00
                                                (Retail A          (Retail A          (Retail A
                                                 Shares)            Shares)            Shares)

    2. The table below reflects the capitalization as of October 31, 1999 (Galaxy's fiscal year end) and PRO FORMA capitalization information for the combination of the Boston 1784 U.S. Treasury Money Market Fund with the Galaxy U.S. Treasury Fund.

                                                TOTAL NET            SHARES        NET ASSET VALUE
                                                  ASSETS          OUTSTANDING         PER SHARE
                                             ----------------   ----------------   ----------------
Boston 1784 U.S. Treasury Money Market         $405,165,671       405,158,651           $1.00
  Fund.....................................      (Shares)           (Shares)           (Shares)

Galaxy U.S. Treasury Fund..................    $459,791,578       459,651,099           $1.00
                                              (Trust Shares)     (Trust Shares)     (Trust Shares)
                                                   N/A                N/A                N/A
                                               (BKB Shares)       (BKB Shares)       (BKB Shares)
                                               $584,363,843       584,187,785           $1.00
                                                (Retail A          (Retail A          (Retail A
                                                 Shares)            Shares)            Shares)

PRO FORMA Combined Fund....................    $492,204,832       492,063,791           $1.00
                                              (Trust Shares)     (Trust Shares)     (Trust Shares)
                                               $372,752,417       372,745,959           $1.00
                                               (BKB Shares)       (BKB Shares)       (BKB Shares)
                                               $584,363,843       584,187,785           $1.00
                                                (Retail A          (Retail A          (Retail A
                                                 Shares)            Shares)            Shares)

                                    TABLE IV

                    CAPITALIZATION (AS OF OCTOBER 31, 1999)

    3. The table below reflects the capitalization as of October 31, 1999 (Galaxy's fiscal year end) and PRO FORMA capitalization information for the combination of the Boston 1784 Institutional U.S. Treasury Money Market Fund and the Galaxy Institutional Treasury Money Market Fund.

                                                TOTAL NET            SHARES        NET ASSET VALUE
                                                  ASSETS          OUTSTANDING         PER SHARE
                                             ----------------   ----------------   ----------------
Boston 1784 Institutional U.S. Treasury       $4,785,288,837     4,785,240,299          $1.00
  Money Market Fund........................      (Shares)           (Shares)           (Shares)

PRO FORMA Combined Fund....................   $4,785,288,837     4,785,240,299          $1.00
                                                 (Shares)           (Shares)           (Shares)

    4. The table below reflects the capitalization as of October 31, 1999 (Galaxy's fiscal year end) and PRO FORMA capitalization information for the combination of the Boston 1784 Prime Money Market Fund with the Galaxy Money Market Fund.

                                                TOTAL NET            SHARES        NET ASSET VALUE
                                                  ASSETS          OUTSTANDING         PER SHARE
                                             ----------------   ----------------   ----------------
Boston 1784 Prime Money Market Fund........    $169,197,029       169,202,840           $1.00
                                                 (Shares)           (Shares)           (Shares)

Galaxy Money Market Fund...................   $1,679,875,447     1,679,783,724          $1.00
                                              (Trust Shares)     (Trust Shares)     (Trust Shares)
                                                   N/A                N/A                N/A
                                               (BKB Shares)       (BKB Shares)       (BKB Shares)
                                              $2,434,662,436     2,434,519,607          $1.00
                                                (Retail A          (Retail A          (Retail A
                                                 Shares)            Shares)            Shares)

PRO FORMA Combined Fund....................   $1,692,057,633     1,691,966,328          $1.00
                                              (Trust Shares)     (Trust Shares)     (Trust Shares)
                                               $157,014,843       $157,020,236          $1.00
                                               (BKB Shares)       (BKB Shares)       (BKB Shares)
                                              $2,434,662,436     2,434,519,607          $1.00
                                                (Retail A          (Retail A          (Retail A
                                                 Shares)            Shares)            Shares)

    5. The table below reflects the capitalization as of October 31, 1999 (Galaxy's fiscal year end) and PRO FORMA capitalization information for the combination of the Boston 1784 Institutional Prime Money Market Fund with the Galaxy Institutional Money Market Fund.

                                                TOTAL NET            SHARES        NET ASSET VALUE
                                                  ASSETS          OUTSTANDING         PER SHARE
                                             ----------------   ----------------   ----------------
Boston 1784 Institutional Prime Money          $846,731,242       846,746,897           $1.00
  Market Fund..............................      (Shares)           (Shares)           (Shares)

PRO FORMA Combined Fund....................    $846,731,242       846,746,897           $1.00
                                                 (Shares)           (Shares)           (Shares)

                                    TABLE IV

                    CAPITALIZATION (AS OF OCTOBER 31, 1999)

    6. The table below reflects the capitalization as of October 31, 1999 (Galaxy's fiscal year end) and PRO FORMA capitalization information for the combination of the Boston 1784 Short-Term Income Fund with the Galaxy Short-Term Bond Fund.

                                                TOTAL NET            SHARES        NET ASSET VALUE
                                                  ASSETS          OUTSTANDING         PER SHARE
                                             ----------------   ----------------   ----------------
Boston 1784 Short-Term Income Fund.........    $147,936,314        14,884,495           $9.94
                                                 (Shares)           (Shares)           (Shares)

Galaxy Short-Term Bond Fund................    $31,437,937         3,187,772            $9.86
                                              (Trust Shares)     (Trust Shares)     (Trust Shares)
                                                   N/A                N/A                N/A
                                               (BKB Shares)       (BKB Shares)       (BKB Shares)
                                               $24,652,827         2,499,555            $9.86
                                                (Retail A          (Retail A          (Retail A
                                                 Shares)            Shares)            Shares)

PRO FORMA Combined Fund....................    $153,189,523        15,535,803           $9.86
                                              (Trust Shares)     (Trust Shares)     (Trust Shares)
                                               $26,184,728         2,655,652            $9.86
                                               (BKB Shares)       (BKB Shares)       (BKB Shares)
                                               $24,652,827         2,499,555            $9.86
                                                (Retail A          (Retail A          (Retail A
                                                 Shares)            Shares)            Shares)

    7. The table below reflects the capitalization as of October 31, 1999 (Galaxy's fiscal year end) and PRO FORMA capitalization information for the combination of the Boston 1784 Income Fund with the Galaxy High Quality Bond Fund.

                                                TOTAL NET            SHARES        NET ASSET VALUE
                                                  ASSETS          OUTSTANDING         PER SHARE
                                             ----------------   ----------------   ----------------
Boston 1784 Income Fund....................    $333,501,868        34,329,410           $9.71
                                                 (Shares)           (Shares)           (Shares)

Galaxy High Quality Bond Fund..............    $237,771,762        23,203,752           $10.25
                                              (Trust Shares)     (Trust Shares)     (Trust Shares)
                                                   N/A                N/A                N/A
                                               (BKB Shares)       (BKB Shares)       (BKB Shares)
                                               $42,905,576         4,187,138            $10.25
                                                (Retail A          (Retail A          (Retail A
                                                 Shares)            Shares)            Shares)

PRO FORMA Combined Fund....................    $560,601,570        54,699,343           $10.25
                                              (Trust Shares)     (Trust Shares)     (Trust Shares)
                                               $10,672,060         1,041,177            $10.25
                                               (BKB Shares)       (BKB Shares)       (BKB Shares)
                                               $42,905,576         4,187,138            $10.25
                                                (Retail A          (Retail A          (Retail A
                                                 Shares)            Shares)            Shares)

                                    TABLE IV

                    CAPITALIZATION (AS OF OCTOBER 31, 1999)

    8. The table below reflects the capitalization as of October 31, 1999 (Galaxy's fiscal year end) and PRO FORMA capitalization information for the combination of the Boston 1784 U.S. Government Medium-Term Income Fund with the Galaxy Intermediate Government Income Fund.

                                                TOTAL NET            SHARES        NET ASSET VALUE
                                                  ASSETS          OUTSTANDING         PER SHARE
                                             ----------------   ----------------   ----------------
Boston 1784 U.S. Government Medium-Term        $270,660,859        29,079,361           $9.31
  Income Fund..............................      (Shares)           (Shares)           (Shares)

Galaxy Intermediate Government Income          $234,879,571        23,833,798           $9.85
  Fund.....................................   (Trust Shares)     (Trust Shares)     (Trust Shares)
                                                   N/A                N/A                N/A
                                               (BKB Shares)       (BKB Shares)       (BKB Shares)
                                               $56,453,630         5,728,355            $9.86
                                                (Retail A          (Retail A          (Retail A
                                                 Shares)            Shares)            Shares)

PRO FORMA Combined Fund....................    $489,571,439        49,690,840           $9.85
                                              (Trust Shares)     (Trust Shares)     (Trust Shares)
                                               $15,968,991         1,621,217            $9.85
                                               (BKB Shares)       (BKB Shares)       (BKB Shares)
                                               $56,453,630         5,728,355            $9.86
                                                (Retail A          (Retail A          (Retail A
                                                 Shares)            Shares)            Shares)

    9. The table below reflects the capitalization as of October 31, 1999 (Galaxy's fiscal year end) and PRO FORMA capitalization information for the combination of the Boston 1784 Tax-Exempt Medium Term Income Fund with the Galaxy Intermediate Tax-Exempt Bond Fund.

                                                TOTAL NET            SHARES        NET ASSET VALUE
                                                  ASSETS          OUTSTANDING         PER SHARE
                                             ----------------   ----------------   ----------------
Boston 1784 Tax-Exempt Medium-Term Income      $341,720,551        34,977,709           $9.77
  Fund.....................................      (Shares)           (Shares)           (Shares)

PRO FORMA Combined Fund....................    $317,458,392        32,494,292           $9.77
                                              (Trust Shares)     (Trust Shares)     (Trust Shares)
                                               $24,262,159         2,483,417            $9.77
                                               (BKB Shares)       (BKB Shares)       (BKB Shares)
                                                   N/A                N/A                N/A
                                                (Retail A          (Retail A          (Retail A
                                                 Shares)            Shares)            Shares)

                                    TABLE IV

                    CAPITALIZATION (AS OF OCTOBER 31, 1999)

    10. The table below reflects the capitalization as of October 31, 1999 (Galaxy's fiscal year end) and PRO FORMA capitalization information for the combination of the Boston 1784 Connecticut Tax-Exempt Income Fund with the Galaxy Connecticut Intermediate Municipal Bond Fund.

                                                TOTAL NET            SHARES        NET ASSET VALUE
                                                  ASSETS          OUTSTANDING         PER SHARE
                                             ----------------   ----------------   ----------------
Boston 1784 Connecticut Tax-Exempt Income      $178,626,897        17,601,524           $10.15
  Fund.....................................      (Shares)           (Shares)           (Shares)

PRO FORMA Combined Fund....................    $143,973,279        14,186,836           $10.15
                                              (Trust Shares)     (Trust Shares)     (Trust Shares)
                                               $34,653,618         3,414,688            $10.15
                                               (BKB Shares)       (BKB Shares)       (BKB Shares)
                                                   N/A                N/A                N/A
                                                (Retail A          (Retail A          (Retail A
                                                 Shares)            Shares)            Shares)

    11. The table below reflects the capitalization as of October 31, 1999 (Galaxy's fiscal year end) and PRO FORMA capitalization information for the combination of the Boston 1784 Florida Tax-Exempt Income Fund with the Galaxy Florida Municipal Bond Fund.

                                                TOTAL NET            SHARES        NET ASSET VALUE
                                                  ASSETS          OUTSTANDING         PER SHARE
                                             ----------------   ----------------   ----------------
Boston 1784 Florida Tax-Exempt Income          $69,082,982         7,184,862            $9.62
  Fund.....................................      (Shares)           (Shares)           (Shares)

PRO FORMA Combined Fund....................    $69,082,982         7,184,862            $9.62
                                                 (Shares)           (Shares)           (Shares)

    12. The table below reflects the capitalization as of October 31, 1999 (Galaxy's fiscal year end) and PRO FORMA capitalization information for the combination of the Boston 1784 Massachusetts Tax-Exempt Income Fund with the Galaxy Massachusetts Intermediate Municipal Bond Fund.

                                                TOTAL NET            SHARES        NET ASSET VALUE
                                                  ASSETS          OUTSTANDING         PER SHARE
                                             ----------------   ----------------   ----------------
Boston 1784 Massachusetts Tax-Exempt Income    $253,097,322        25,599,066           $9.89
  Fund.....................................      (Shares)           (Shares)           (Shares)

PRO FORMA Combined Fund....................    $178,939,807        18,098,540           $9.89
                                              (Trust Shares)     (Trust Shares)     (Trust Shares)
                                               $74,157,515         7,500,526            $9.89
                                               (BKB Shares)       (BKB Shares)       (BKB Shares)
                                                   N/A                N/A                N/A
                                                (Retail A          (Retail A          (Retail A
                                                 Shares)            Shares)            Shares)

                                    TABLE IV

                    CAPITALIZATION (AS OF OCTOBER 31, 1999)

    13. The table below reflects the capitalization as of October 31, 1999 (Galaxy's fiscal year end) and PRO FORMA capitalization information for the combination of the Boston 1784 Rhode Island Tax-Exempt Income Fund with the Galaxy Rhode Island Municipal Bond Fund.

                                                TOTAL NET            SHARES        NET ASSET VALUE
                                                  ASSETS          OUTSTANDING         PER SHARE
                                             ----------------   ----------------   ----------------
Boston 1784 Rhode Island Tax-Exempt Income     $96,667,530         9,736,602            $9.93
  Fund.....................................      (Shares)           (Shares)           (Shares)

Galaxy Rhode Island Municipal Bond Fund....        N/A                N/A                N/A
                                              (Trust Shares)     (Trust Shares)     (Trust Shares)
                                                   N/A                N/A                N/A
                                               (BKB Shares)       (BKB Shares)       (BKB Shares)
                                               $19,833,264         1,914,494            $10.36
                                                (Retail A          (Retail A          (Retail A
                                                 Shares)            Shares)            Shares)

PRO FORMA Combined Fund....................    $81,200,725         7,837,908            $10.36
                                              (Trust Shares)     (Trust Shares)     (Trust Shares)
                                               $15,466,805         1,492,935            $10.36
                                               (BKB Shares)       (BKB Shares)       (BKB Shares)
                                               $19,833,264         1,914,494            $10.36
                                                (Retail A          (Retail A          (Retail A
                                                 Shares)            Shares)            Shares)

    14. The table below reflects the capitalization as of October 31, 1999 (Galaxy's fiscal year end) and PRO FORMA capitalization information for the combination of the Boston 1784 Asset Allocation Fund with the Galaxy Asset Allocation Fund.

                                                TOTAL NET            SHARES        NET ASSET VALUE
                                                  ASSETS          OUTSTANDING         PER SHARE
                                             ----------------   ----------------   ----------------
Boston 1784 Asset Allocation Fund..........    $53,645,775         3,462,534            $15.49
                                                 (Shares)           (Shares)           (Shares)

Galaxy Asset Allocation Fund...............    $269,850,784        15,222,769           $17.73
                                              (Trust Shares)     (Trust Shares)     (Trust Shares)
                                                   N/A                N/A                N/A
                                               (BKB Shares)       (BKB Shares)       (BKB Shares)
                                               $389,077,216        21,935,139           $17.74
                                                (Retail A          (Retail A          (Retail A
                                                 Shares)            Shares)            Shares)

PRO FORMA Combined Fund....................    $295,278,881        16,656,954           $17.73
                                              (Trust Shares)     (Trust Shares)     (Trust Shares)
                                               $28,217,678         1,591,522            $17.73
                                               (BKB Shares)       (BKB Shares)       (BKB Shares)
                                               $389,077,216        21,935,139           $17.74
                                                (Retail A          (Retail A          (Retail A
                                                 Shares)            Shares)            Shares)

                                    TABLE IV

                    CAPITALIZATION (AS OF OCTOBER 31, 1999)

    15. The table below reflects the capitalization as of October 31, 1999 (Galaxy's fiscal year end) and PRO FORMA capitalization information for the combination of the Boston 1784 Growth and Income Fund with the Galaxy Growth and Income Fund.

                                                TOTAL NET            SHARES        NET ASSET VALUE
                                                  ASSETS          OUTSTANDING         PER SHARE
                                             ----------------   ----------------   ----------------
Boston 1784 Growth and Income Fund.........    $511,177,972        21,819,394           $23.43
                                                 (Shares)           (Shares)           (Shares)

Galaxy Growth and Income Fund..............    $309,106,303        19,290,157           $16.02
                                              (Trust Shares)     (Trust Shares)     (Trust Shares)
                                                   N/A                N/A                N/A
                                               (BKB Shares)       (BKB Shares)       (BKB Shares)
                                               $232,110,404        14,524,500           $15.98
                                                (Retail A          (Retail A          (Retail A
                                                 Shares)            Shares)            Shares)

PRO FORMA Combined Fund....................    $676,643,265        42,232,539           $16.02
                                              (Trust Shares)     (Trust Shares)     (Trust Shares)
                                               $143,641,010        8,966,355            $16.02
                                               (BKB Shares)       (BKB Shares)       (BKB Shares)
                                               $232,110,404        14,524,500           $15.98
                                                (Retail A          (Retail A          (Retail A
                                                 Shares)            Shares)            Shares)

    16. The table below reflects the capitalization as of October 31, 1999 (Galaxy's fiscal year end) and PRO FORMA capitalization information for the combination of the Boston 1784 Growth Fund with the Galaxy Growth Fund II.

                                                TOTAL NET            SHARES        NET ASSET VALUE
                                                  ASSETS          OUTSTANDING         PER SHARE
                                             ----------------   ----------------   ----------------
Boston 1784 Growth Fund....................    $233,057,404        15,207,877           $15.32
                                                 (Shares)           (Shares)           (Shares)

PRO FORMA Combined Fund....................    $185,746,751        12,120,678           $15.32
                                              (Trust Shares)     (Trust Shares)     (Trust Shares)
                                               $47,310,653         3,087,199            $15.32
                                               (BKB Shares)       (BKB Shares)       (BKB Shares)
                                                   N/A                N/A                N/A
                                                (Retail A          (Retail A          (Retail A
                                                 Shares)            Shares)            Shares)

    17. The table below reflects the capitalization as of October 31, 1999 (Galaxy's fiscal year end) and PRO FORMA capitalization information for the combination of the Boston 1784 International Equity Fund with the Galaxy International Equity Fund.

                                                TOTAL NET            SHARES        NET ASSET VALUE
                                                  ASSETS          OUTSTANDING         PER SHARE
                                             ----------------   ----------------   ----------------
Boston 1784 International Equity Fund......    $446,683,142        27,453,231           $16.27
                                                 (Shares)           (Shares)           (Shares)

Galaxy International Equity Fund...........    $501,776,006        23,687,146           $21.18
                                              (Trust Shares)     (Trust Shares)     (Trust Shares)
                                                   N/A                N/A                N/A
                                               (BKB Shares)       (BKB Shares)       (BKB Shares)
                                               $89,326,639         4,282,082            $20.86
                                                (Retail A          (Retail A          (Retail A
                                                 Shares)            Shares)            Shares)

PRO FORMA Combined Fund....................    $912,724,497        43,089,813           $21.18
                                              (Trust Shares)     (Trust Shares)     (Trust Shares)
                                               $35,734,651         1,687,188            $21.18
                                               (BKB Shares)       (BKB Shares)       (BKB Shares)
                                               $89,326,639         4,282,082            $20.86
                                                (Retail A          (Retail A          (Retail A
                                                 Shares)            Shares)            Shares)

    FEDERAL INCOME TAX CONSIDERATIONS. Each Galaxy Fund and each 1784 Fund intends to qualify as of the effective time of the Reorganization, as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, each 1784 Fund and each Corresponding Galaxy Fund has been, and expects to continue to be, relieved of federal income tax liability.

    Consummation of the Reorganization with respect to each 1784 Fund and its Corresponding Galaxy Fund is subject to the condition that 1784 and Galaxy receive an opinion from Drinker Biddle & Reath LLP substantially to the effect that, for federal income tax purposes: (i) the transfer of substantially all of the assets and liabilities of a 1784 Fund to its Corresponding Galaxy Fund in exchange for the Galaxy Fund Shares issued by such Corresponding Galaxy Fund, and the distribution of those Galaxy Fund Shares to shareholders of the 1784 Fund, will consist of seventeen "reorganizations" within the meaning of Section 368(a) of the Code, and each 1784 Fund and its Corresponding Galaxy Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code in respect of the Reorganization; (ii) no gain or loss will be recognized by any 1784 Fund upon the transfer of its assets and liabilities to its Corresponding Galaxy Fund solely in exchange for Galaxy Fund Shares of the Corresponding Galaxy Fund; (iii) no gain or loss will be recognized by each Galaxy Fund upon the receipt of the assets and assumption of liabilities of its Corresponding 1784 Fund solely in exchange for the Galaxy Fund Shares; (iv) the basis of each 1784 Fund's assets received by the Corresponding Galaxy Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of such 1784 Fund immediately prior to the Reorganization; (v) the holding period of each 1784 Fund's assets in the hands of its Corresponding Galaxy Fund will include the period for which such assets have been held by such 1784 Fund; (vi) no gain or loss will be recognized by any 1784 Fund on the distribution to its shareholders of the Galaxy Fund Shares of its Corresponding Galaxy Fund; (vii) no gain or loss will be recognized by the shareholders of any 1784 Fund upon their receipt of the Galaxy Fund Shares in exchange for such shareholders' shares of the 1784 Fund; (viii) the basis of the Galaxy Fund Shares received by the shareholders of each 1784 Fund will be the same as the basis of the 1784 Fund Shares surrendered by such shareholders pursuant to the Reorganization; (ix) the holding period for the Galaxy Fund Shares received by each 1784 Fund shareholder will include the period during which such shareholder held the 1784 Fund Shares surrendered in exchange therefor, provided that such 1784 Fund shares are held as a capital asset in the hands of such 1784 Fund shareholder on the date of the exchange; and (x) each Galaxy Fund will succeed to and take into account the tax attributes described in Section 381
(c) of the Code of the 1784 Fund as of the effective time of the Reorganization with respect to the 1784 Funds, subject to the conditions and limitations specified in the Code. Shareholders of the 1784 Funds should note, however, that the sale of securities by the 1784 Funds prior to the effective time of the Reorganization, whether in the ordinary course of business or in anticipation of the Closing, could increase the amount of the taxable capital gains distribution made prior to the Reorganization.

    Galaxy and 1784 have not sought, and will not seek, a private ruling from the Internal Revenue Service ("IRS") with respect to the federal income tax consequences of the Reorganization. The opinion of Drinker Biddle & Reath LLP with respect to the federal income tax consequences of the Reorganization is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences of the Reorganization to them, including any applicable foreign, state or local income tax consequences.

                   COMPARISON OF 1784 FUNDS AND GALAXY FUNDS

    INVESTMENT OBJECTIVES AND POLICIES. The investment objectives, policies and restrictions of each 1784 Fund are, in general, similar to those of its Corresponding Galaxy Fund. They are summarized in Appendix III. Moreover, the investment objective, policies and restrictions of each of the Boston 1784 Institutional U.S. Treasury Money Market Fund, Boston 1784 Institutional Prime Money Market Fund, Boston 1784 Tax-Exempt Medium-Term Income Fund, Boston 1784 Connecticut Tax-Exempt Income Fund, Boston 1784 Florida Tax-Exempt Income Fund, Boston 1784 Massachusetts Tax-Exempt Income Fund and Boston 1784 Growth Fund are, in each case, substantially the same as those of its respective Corresponding Shell Galaxy Fund. Each Shell Galaxy Fund is being created to acquire the assets and continue the business of its respective corresponding Continuing 1784 Fund. There are, however, certain differences in the types of securities in which each of the Reorganizing 1784 Funds may invest and the types of securities in which its Corresponding Galaxy Fund may invest, as well as differences in certain investment policies of such Funds. A discussion of some of the more significant differences between some of the Funds follows.

    REORGANIZING MONEY MARKET FUNDS. The 1784 Money Market Funds and the Galaxy Money Market Funds are all subject to the general restrictions and limitations of Rule 2a-7 under the 1940 Act. However, there are differences between the investment policies and restrictions of the 1784 Money Market Funds and their Corresponding Galaxy Funds. For example, the Boston 1784 Tax-Free Money Market Fund and the Boston 1784 U.S. Treasury Money Market Fund reserve the right to invest more than 25% of their assets in money market instruments issued by banks, while their Corresponding Galaxy Funds may not so concentrate their assets. The Boston 1784 Prime Money Market Fund may invest in securities whose credit is rated in the top two rating categories for short-term debt while the Galaxy Money Market Fund is limited to securities having the highest short-term debt rating. The Boston 1784 Prime Money Market Fund and the Boston 1784 U.S. Treasury Money Market Fund may invest in repurchase agreements collateralized by securities in which such Funds may otherwise invest, while the Galaxy Money Market Fund may only invest in repurchase agreements that are secured by U.S. government obligations and the Galaxy U.S. Treasury Fund may not invest in repurchase agreements.

    REORGANIZING BOND FUNDS. The Boston 1784 Short-Term Income Fund, under normal circumstances, invests at least 80% of its assets in bonds and debentures while the Galaxy Short-Term Bond Fund normally invests at least 65% of its assets in bonds and debentures. The Boston 1784 Short-Term Income Fund may invest up to 30% of its total assets in the securities of foreign issuers while the Galaxy Short-Term Bond Fund may invest up to 35% of its assets in foreign issuers. The Boston 1784 Income Fund invests at least 65% of its assets in securities rated A or better by Standard and Poor's Rating Services ("S&P") or Moody's Investors Service, Inc. ("Moody's") while the Galaxy High Quality Bond Fund invests at least 65% of its total assets in securities rated AA or higher by S&P or Aa or higher by Moody's. The Boston 1784 Income Fund may invest up to 30% of its total assets in the securities of foreign issuers while the Galaxy High Quality Bond Fund may not invest in foreign issuers.

    REORGANIZING EQUITY FUNDS. The Boston 1784 Growth and Income Fund emphasizes stocks in U.S. companies with market capitalizations of at least $1 billion and normally invests 80% to 90% of its assets in common stocks, while the Galaxy Growth and Income Fund seeks to invest at least 65% of its assets in common stocks of U.S. and foreign issuers, preferred stock, common stock warrants and securities convertible into common stocks of U.S. companies with market capitalizations of over $2 billion. While the Boston 1784 Growth and Income Fund may purchase debt securities rated investment grade or higher (i.e., Baa by Moody's or BBB by S&P), the Galaxy Growth and Income Fund may purchase convertible bonds that are rated as low as Ba by Moody's or BB by S&P or Fitch IBCA, Inc. at the time of purchase. With respect to investment in the securities of foreign issuers, the Galaxy Asset Allocation Fund and the Galaxy Growth and Income Fund each limit their investment in such securities to no more than 20% of the Fund's respective assets, while the Boston 1784 Asset Allocation Fund imposes no such limit, and the Boston 1784 Growth and Income Fund limits such investment to 25% of its assets. In addition, the Galaxy International

Equity Fund limits its investments in emerging markets to 20% of its assets. The Boston 1784 International Equity Fund imposes no such limits. The Galaxy International Equity Fund requires that all debt securities be rated in the top three rating categories (i.e. A or higher by S&P or by Moody's) while the Boston 1784 International Equity Fund requires that debt securities be in the top four rating categories (i.e. rated BBB or higher by S&P or Baa or higher by Moody's). The Boston 1784 International Equity Fund emphasizes equity securities of foreign issuers with market capitalizations of at least $100 million while the Galaxy International Equity Fund has no comparable policy.

    The investment objectives, strategies and policies of the 1784 Funds and Galaxy Funds are more fully discussed in Appendix III. Additional information about the investment policies and restrictions of the 1784 Funds and Galaxy Funds is included in their respective prospectuses and statements of additional information, which have been incorporated herein by reference.

    INVESTMENT ADVISORY SERVICES. Fleet serves as investment adviser to the Galaxy Funds and will continue to serve as investment adviser to the Galaxy Funds upon consummation of the Reorganization. Oechsle serves as sub-investment adviser to the Galaxy International Equity Fund and will continue to serve as sub-investment adviser to such Fund upon consummation of the Reorganization.

    The following table shows the contractual investment advisory and, where applicable, sub-advisory fee ratios for each 1784 Fund and its Corresponding Galaxy Fund. The table also shows the respective investment advisory and sub-advisory fee rates paid to the investment advisor and sub-advisor after taking into account voluntary fee waivers. The fees for the 1784 Funds are as of October 31, 1999. The fees for the Galaxy Funds (both before and after waivers) represent the PRO FORMA annualized advisory fees based upon fee arrangements that will be in place upon consummation of the Reorganization.

                                    TABLE V
              INVESTMENT ADVISORY AND SUB-ADVISORY FEE INFORMATION

                                                                                     ADVISORY FEES
                                                                                 BEFORE/AFTER WAIVERS
                              ADVISORY FEES                                     (PRO FORMA AFTER GIVING
1784 FUND                  BEFORE/AFTER WAIVERS   CORRESPONDING GALAXY FUND  EFFECT TO THE REORGANIZATION)
---------                  --------------------   -------------------------  -----------------------------
Boston 1784 Tax-Free                              Galaxy Tax-Exempt Fund
  Money Market Fund
  Advisory Fee             0.40% / 0.40%            Advisory Fee             0.40% / 0.37%
----------------------------------------------------------------------------------------------------------
Boston 1784 U.S. Treasury                         Galaxy U.S. Treasury Fund
  Money Market Fund
  Advisory Fee             0.40% / 0.33%            Advisory Fee             0.38% / 0.38%
----------------------------------------------------------------------------------------------------------
Boston 1784 Institutional                         Galaxy Institutional
  U.S. Treasury Money                               Treasury Money Market
  Market Fund                                       Fund (shell)
  Advisory Fee             0.20% / 0.20%            Advisory Fee             0.20% / 0.20%
----------------------------------------------------------------------------------------------------------
Boston 1784 Prime Money                           Galaxy Money Market Fund
  Market Fund                                       Advisory Fee             0.40% / 0.36%
  Advisory Fee             0.40% / 0.32%
----------------------------------------------------------------------------------------------------------
Boston 1784 Institutional                         Galaxy Institutional
  Prime Money Market Fund                           Money Market Fund
  Advisory Fee             0.20% / 0.15%            (shell)
                                                    Advisory Fee             0.20% / 0.20%
----------------------------------------------------------------------------------------------------------
Boston 1784 Short-Term                            Galaxy Short-Term Bond
  Income Fund                                       Fund
  Advisory Fee             0.50% / 0.50%            Advisory Fee             0.75% / 0.55%
----------------------------------------------------------------------------------------------------------
Boston 1784 Income Fund                           Galaxy High Quality Bond
                                                    Fund
  Advisory Fee             0.74% / 0.68%            Advisory Fee             0.75% / 0.55%
----------------------------------------------------------------------------------------------------------
Boston 1784 U.S.                                  Galaxy Intermediate
  Government Medium-Term                            Government Income Fund
  Income Fund                                       Advisory Fee             0.75% / 0.55%
  Advisory Fee             0.74% / 0.67%
----------------------------------------------------------------------------------------------------------
Boston 1784 Tax-Exempt                            Galaxy Intermediate Tax-
  Medium-Term Income Fund                           Exempt Bond Fund
  Advisory Fee             0.74% / 0.68%            (shell)
                                                    Advisory Fee             0.75% / 0.63%
----------------------------------------------------------------------------------------------------------
Boston 1784 Connecticut                           Galaxy Connecticut
  Tax-Exempt Income Fund                            Intermediate Municipal
                                                    Bond Fund (shell)
  Advisory Fee             0.74% / 0.67%            Advisory Fee             0.75% / 0.63%
----------------------------------------------------------------------------------------------------------
Boston 1784 Florida Tax-                          Galaxy Florida Municipal
  Exempt Income Fund                                Bond Fund (shell)
  Advisory Fee             0.74% / 0.65%            Advisory Fee             0.75% / 0.58%

                                                                                     ADVISORY FEES
                                                                                 BEFORE/AFTER WAIVERS
                              ADVISORY FEES                                     (PRO FORMA AFTER GIVING
1784 FUND                  BEFORE/AFTER WAIVERS   CORRESPONDING GALAXY FUND  EFFECT TO THE REORGANIZATION)
---------                  --------------------   -------------------------  -----------------------------
Boston 1784 Massachusetts                         Galaxy Massachusetts
  Tax-Exempt Income Fund                            Intermediate Municipal
                                                    Bond Fund (shell)
  Advisory Fee             0.74% / 0.67%            Advisory Fee             0.75% / 0.63%
----------------------------------------------------------------------------------------------------------
Boston 1784 Rhode Island                          Galaxy Rhode Island
  Tax-Exempt Income Fund                            Municipal Bond Fund
  Advisory Fee             0.74% / 0.66%            Advisory Fee             0.75% / 0.55%
----------------------------------------------------------------------------------------------------------
Boston 1784 Asset                                 Galaxy Asset Allocation
  Allocation Fund                                   Fund
  Advisory Fee             0.74% / 0.74%            Advisory Fee             0.75% / 0.75%
----------------------------------------------------------------------------------------------------------
Boston 1784 Growth and                            Galaxy Growth and Income
  Income Fund                                       Fund
  Advisory Fee             0.74% / 0.74%            Advisory Fee             0.75% / 0.75%
----------------------------------------------------------------------------------------------------------
Boston 1784 Growth Fund                           Galaxy Growth Fund II
                                                    (shell)
  Advisory Fee             0.74% / 0.74%            Advisory Fee             0.75% / 0.75%
----------------------------------------------------------------------------------------------------------
Boston 1784 International                         Galaxy International
  Equity Fund                                       Equity Fund
  Advisory Fee             1.00% / 1.00%            Advisory Fee
                                                    Sub-Advisory Fee (paid   0.87% / 0.64%
                                                    by Adviser)              0.36% / 0.36%

    OTHER SERVICE PROVIDERS FOR THE 1784 FUNDS AND THE GALAXY FUNDS

    1784 and Galaxy have different service providers. Upon completion of the Reorganization, Galaxy will continue to engage its existing service providers. In all cases, the types of services provided to the Funds under these service arrangements are substantially similar.

                                                   1784                          GALAXY
                                       -----------------------------  -----------------------------
Distributor..........................  SEI Investments Distribution   Provident Distributors, Inc.
                                       Co. (formerly known as SEI
                                       Financial Services Company)

Administrator........................  SEI Investments Mutual Fund    PFPC Inc. (formerly known as
                                       Services (formerly known as    First Data Investor Services
                                       SEI Fund Resources)            Group)

Transfer Agent.......................  State Street Bank and Trust    PFPC Inc. (formerly known as
                                       Company                        First Data Investor Services
                                                                      Group)

Custodian............................  Investors Bank and Trust       The Chase Manhattan Bank
                                       Company

Independent Accountants..............  PricewaterhouseCoopers LLP     Ernst & Young LLP

    SALES LOAD AND DISTRIBUTION ARRANGEMENTS FOR 1784 FUNDS

    Shares of 1784 Funds are offered at net asset value per share with no front-end sales load or contingent deferred sales charge. 1784 has adopted a distribution plan with respect to each non-money market fund pursuant to Rule 12b-1 under the 1940 Act ("Plan"). Under the Plan, 1784 will pay its distributor a fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of each non-money market portfolio of 1784. The Distributor can use these fees to compensate broker/dealers and service providers (including Fleet National Bank and its affiliates) that provide administrative and/or distribution services to holders of these shares or their customers who beneficially own these shares. Since 1784's inception, no fees have been paid to the Distributor under the Plan.

    SALES LOAD AND SHAREHOLDER SERVICING ARRANGEMENTS FOR GALAXY

    BKB SHARES. BKB Shares will be issued in connection with the Reorganization and will only be available for purchase by shareholders who received BKB Shares in connection with the Reorganization. BKB Shares are offered at net asset value per share with no front-end sales load or contingent deferred sales charge. BKB Shares will convert into Retail A Shares of the same Galaxy Fund on the first anniversary of the date such 1784 Fund reorganized into its Corresponding Galaxy Fund provided that the Galaxy Board of Trustees has determined that such conversion is in the best interests of BKB shareholders.

    Galaxy has adopted a Shareholder Services Plan with respect to BKB Shares pursuant to which it intends to enter into servicing agreements with institutions (including Fleet Boston Financial Corporation ("Fleet Boston") and its affiliates). Pursuant to these servicing agreements, institutions render certain shareholder liaison and/or administrative support services to customers who are the beneficial owners of BKB Shares. Such services are intended to supplement the services provided by PFPC Inc. as administrator and transfer agent to the shareholders of record of the BKB Shares. The Plan provides that Galaxy will pay fees for such services as follows:

                                                               SHAREHOLDER SERVICING FEE
                                                                       (AS A % OF
GALAXY FUND                                                    AVERAGE DAILY NET ASSETS)
-----------                                                   ----------------------------
Tax Exempt, U.S. Treasury and Money Market                          maximum:      .25%
                                                                 current limit:   .10%

Short-Term Bond, High Quality Bond, Intermediate Government         maximum:      .30%
  Income, Intermediate Tax-Exempt Bond, Connecticut              current limit:   .15%
  Intermediate Municipal Bond, Massachusetts Intermediate
  Municipal Bond, and Rhode Island Municipal Bond

Asset Allocation, Growth and Income, Growth II and                  maximum:      .50%
  International Equity                                           current limit:   .30%

    The shareholder servicing fee will be waived fully or partially so that no 1784 shareholder will realize an increase in expenses as a result of the imposition of such fees for only as long as they hold BKB shares, although as noted above in Table I-B certain Galaxy Fund BKB shareholders will realize an increase in expense ratios for other reasons. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with Provident Distributors, Inc.; processing dividend payments from a Fund; providing sub-accounting with respect to BKB Shares or the information necessary for sub-accounting; and providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: providing customers with information as to their positions in BKB Shares; responding to customer inquiries; and providing a service to invest the assets of customers in BKB Shares.

    As Retail Shareholders, persons holding BKB shares will receive enhanced shareholder services such as consolidated tax reporting and problem tracking and resolution services. The expenses of providing those services to Galaxy Fund shareholders ordinarily is defrayed through a shareholder servicing fee imposed on Galaxy Fund Retail A Shares. In connection with the Reorganization, Fleet Boston has agreed to create the class of BKB Shares that is subject to a waiver, depending upon the Galaxy Fund, of some or all of the fees that could be imposed under the shareholder servicing plan for those Funds. The purpose of the waiver is to allow Retail Shareholders to evaluate those services for a period without an increase in their current expense ratio as a result of the shareholder servicing fee, although four of the Galaxy Funds that offer BKB Shares will have HIGHER EXPENSE RATIOS than their corresponding 1784 Funds notwithstanding the fee waiver. The conversion of the BKB Shares ends the fee waiver and imposes upon Retail Shareholders the same expenses borne by similarly situated shareholders of the Galaxy Funds. Before the conversion can be accomplished, the Board of Trustees of the Galaxy Fund must determine that the conversion of BKB Shares to Retail A Shares is in the best interests of Retail Shareholders.

    RETAIL A SHARES. THERE WILL BE NO SALES LOAD IMPOSED ON CONVERSION OF BKB SHARES TO RETAIL A SHARES. IN ADDITION, NO SALES LOAD WILL BE IMPOSED (NOR WILL ANY CONTINGENT DEFERRED SALES LOAD BE IMPOSED ON REDEMPTIONS) ON SUBSEQUENT PURCHASES OF RETAIL A SHARES BY FORMER 1784 FUND SHAREHOLDERS SO LONG AS AN ACCOUNT REMAINS CONTINUOUSLY OPEN FROM THE DATE OF THE REORGANIZATION. With the exception of the Galaxy Money Market Funds, all Galaxy Funds that offer Retail A Shares charge a front-end sales load. The maximum front-end sales load charged for Retail A Shares of each non-money market Galaxy Fund is 3.75%. No front-end sales load is charged on investments in Retail A Shares of $500,000 or more. However, if the shares are sold within one year of purchase a contingent deferred sales charge ("CDSC") of the lesser of 1% of the offering price or 1% of the net asset value of a shareholder's Retail A Shares, will be incurred. The CDSC will not be charged if the sale of Retail A Shares was the result of the death or disability of a shareholder. In addition, Galaxy will waive the 1% CDSC on the initial sale of Retail A Shares. This waiver will not apply to amounts reinvested within one year following the initial sale of Retail A Shares.

    Galaxy has adopted a Shareholder Services Plan with respect to Retail A Shares pursuant to which it has entered into servicing agreements with institutions (including New Fleet and its affiliates). Pursuant to these servicing agreements, institutions render certain shareholder liaison and/or administrative support services to customers who are the beneficial owners of Retail A Shares. Such services are provided to customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by PFPC, Inc. as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services as follows:

                                                               SHAREHOLDER SERVICING FEE
                                                                       (AS A % OF
GALAXY FUND                                                    AVERAGE DAILY NET ASSETS)
-----------                                                   ----------------------------
Tax Exempt, U.S. Treasury and Money Market                          maximum:      .25%
                                                                 current limit:   .10%

Short-Term Bond, High Quality Bond, Intermediate Government         maximum:      .30%
  Income, Intermediate Tax-Exempt Bond, Connecticut              current limit:   .15%
  Intermediate Municipal Bond, Massachusetts Intermediate
  Municipal Bond, and Rhode Island Municipal Bond

Asset Allocation, Growth and Income, Growth II and                  maximum:      .50%
  International Equity                                           current limit:   .30%

    Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with Provident Distributors, Inc.; processing dividend payments from a Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting;

and providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: providing customers with information as to their positions in Retail A Shares; responding to customer inquiries; and providing a service to invest the assets of customers in Retail A Shares.

    TRUST SHARES AND SHARES. Trust Shares and Shares are offered to investors at net asset value per share without a front-end sales load or CDSC assessed. Although Galaxy has approved a Shareholder Services Plan with respect to the Trust Shares of each portfolio, Galaxy has not entered into servicing agreements under the Shareholder Services Plan.

    SHAREHOLDER SERVICING ARRANGEMENTS. Both the 1784 Funds and the Galaxy Funds provide a variety of shareholder services to shareholders. These services include financial advisory services, processing purchase and redemption requests, processing dividends, arranging bank wires and responding to customer inquiries. In addition to the services listed above, Galaxy also provides problem tracking and resolution services, consolidated tax reporting, and dedicated supervision and maintenance of vendor relationships. As described above, Galaxy provides these services through a Shareholder Services Plan for BKB Shares and Retail A Shares which compensates financial institutions (including Fleet Boston and its affiliates) for providing these services to retail shareholders. For Institutional Shareholders of 1784 and Trust Shareholders of Galaxy, most of the services described are provided through a shareholder's arrangement with its financial institution or employer sponsored plan.

    ADMINISTRATION AGREEMENTS

    1784 has entered into an administration agreement (the "1784 Administration Agreement") with SEI Investments Mutual Funds Services (formerly known as SEI Fund Resources) (the "1784 Administrator").

    Under the 1784 Administration Agreement, the 1784 Administrator provides administrative and fund accounting services (including regulatory reporting, office facilities, equipment and personnel) to the 1784 Funds. The 1784 Administrator receives a fee for these services, which is computed daily and paid monthly, at an annual rate of 0.085% of the first $5 billion of the 1784 Funds' combined average daily net assets and 0.045% of combined average daily net assets in excess of $5 billion. The 1784 Administrator has agreed to waive a portion of its fees from time to time. The 1784 Administrator may retain sub-administrators, including Fleet National Bank, whose fees would be paid by the 1784 Administrator.

    Galaxy has entered into an administration agreement (the "Galaxy Administration Agreement") with PFPC Inc. ("PFPC"). Under the Galaxy Administration Agreement, PFPC has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, provide Galaxy with certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Galaxy Funds. Among other things, PFPC (a) prepares the annual and semi-annual reports of the Galaxy Funds to the SEC, the federal and state tax returns of the Galaxy Funds, and the filings the Galaxy Funds make with state securities commissions, (b) arranges for and bears the cost of processing share purchase and redemption orders with respect to the Galaxy Funds, and (c) maintains the financial accounts and records of the Galaxy Funds. For the services provided to Galaxy, PFPC is entitled to receive administration fees based on the combined average daily net assets of the Galaxy Funds. From time to time, PFPC may voluntarily waive all or a portion of the administration fee payable to it by the Galaxy Funds, but there is no guarantee that it will do so. For the services provided to the Galaxy Funds, PFPC is entitled to receive administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy computed daily and paid monthly, at the following annual rates:

COMBINED AVERAGE DAILY NET ASSETS                             ANNUAL RATE
---------------------------------                             -----------
Up to $2.5 billion..........................................      0.090%
From $2.5 to $5 billion.....................................      0.085%
From $5 to $12 billion......................................      0.075%
From $12 to $15 billion.....................................      0.065%
From $15 billion to $18 billion.............................      0.060%
Over $18 billion............................................     0.0575%

    SHAREHOLDER TRANSACTIONS AND POLICIES. The 1784 Funds and Galaxy Funds offer generally similar shareholder transactions and policies, but there are some differences. For example, BKB Shares, Shares and Trust Shares of the Galaxy Funds, like the shares of the 1784 Funds are offered to investors at net asset value with no front-end or contingent deferred sales load. Although check writing privileges are provided with respect to the Boston 1784 Tax-Free Money Market Fund, the Boston 1784 U.S. Treasury Money Market Fund and the Boston 1784 Prime Money Market Fund, such privileges are only provided for BKB Shares and Retail A Shares of the Corresponding Galaxy Funds and not for Trust Shares of such Funds. Another difference is that 1784 provides check-writing privileges on shares of the Boston 1784 Short-Term Income Fund, while Galaxy does not provide check-writing privileges for its Corresponding Galaxy Fund (the Galaxy Short-Term Bond Fund).

    The 1784 Funds and the Corresponding Galaxy Funds also offer generally similar exchange privileges. For a more detailed comparison of shareholder transactions and policies, see Appendix IV.

    FEES AND EXPENSES. Three of the fourteen Corresponding Galaxy Funds which offer Trust Shares, four of the fourteen Corresponding Galaxy Funds which offer BKB Shares, and eleven of the fourteen Corresponding Galaxy Funds which offer Retail A Shares have total operating expense ratios (after fee waivers) which are higher than the 1784 Fund Shares. For a more detailed summary of fees and expenses, see Appendix II. Fee waivers, however, are subject to termination. Furthermore, expenses will not necessarily be the same or lower when BKB Shares convert into Retail A Shares.

    PERFORMANCE. The total returns of the Galaxy Funds are competitive with the 1784 Funds. For a comparison of the total return performance of the Reorganizing 1784 Funds with the Operating Galaxy Fund, see Appendix V. See also Appendix VI for Management Discussion of Galaxy Fund Performance.

    SHARE STRUCTURE. Both 1784 and Galaxy are registered as open-end management investment companies under the 1940 Act. Currently, 1784 offers seventeen funds. Galaxy currently offers twenty-nine funds and will offer thirty-six funds immediately after the Reorganization.

    1784 was organized as a Massachusetts business trust on February 5, 1993. It is subject to the provisions of its Agreement and Declaration of Trust and By-Laws. Galaxy was organized as a Massachusetts business trust on March 31, 1986 and is subject to the provisions of its Declaration of Trust and Code of Regulations. 1784's Agreement and Declaration of Trust authorizes the Board of Trustees to divide the beneficial interest in 1784 into an unlimited number of shares (with no par value) and to divide the shares into one or more classes. Shares of 1784 may be issued in series and shares of any series will constitute units of beneficial interest in 1784 specifically allocated to such series. Galaxy's Declaration of Trust authorizes the Board of Trustees to divide the beneficial interest in the Galaxy Funds into an unlimited number of full and fractional shares ($0.001 par value per share) and to classify and reclassify any unissued shares into one or more classes of shares. Each share of 1784 and Galaxy represents an equal proportionate interest in the related investment portfolio with other shares of the same class (if applicable) and is entitled to dividends and distributions on the assets belonging to such investment portfolio as are declared in the discretion of the Board of Trustees of 1784 or Galaxy, as the case may be. Shares of both 1784 and Galaxy are entitled to one vote for each full share held and fractional votes for fractional shares held.

    In accordance with 1784's Agreement and Declaration of Trust, shares of series are entitled to vote separately to approve advisory agreements or changes in investment policies, but shares of all series vote together in the election or selection of Trustees and accountants. Matters not affecting all series or classes shall be voted on only by the shares of the series or classes affected. There is no cumulative voting in the election of Trustees for the 1784 Funds.

    In accordance with Galaxy's Declaration of Trust and Rule 18f-2 of the 1940 Act, all shares of Galaxy shall be voted on a fund-by-fund basis unless it is clear that the interests of each Galaxy Fund in the matter are identical (in which case holders of shares in Galaxy Funds will vote together, in the aggregate, and not on a fund-by-fund basis) and that the matter does not affect any interests of a particular Galaxy Fund. Shares of a particular class (e.g. Retail A Shares or Trust Shares of a particular Galaxy Fund) will vote together in the aggregate and not by class, except that only shares of a particular class will be entitled to vote on matters pertaining to any distribution and/or shareholder servicing plan for such class. There is no cumulative voting with respect to Galaxy Fund shares.

    Additional information concerning the attributes of the shares issued by 1784 and Galaxy is included in their respective prospectuses, which are incorporated herein by reference. Information about the dividend and distribution policies of both the 1784 Funds and the Galaxy Funds can be found in Appendix IV.

    COMPARISON OF TRUST STRUCTURE. Both 1784 and Galaxy are organized as Massachusetts business trusts. Under Massachusetts law, interest holders of a Massachusetts business trust like 1784 and Galaxy, under certain circumstances, could be held personally liable for the obligations of the trust. Both 1784 and Galaxy have provisions in their Declaration of Trust that endeavor to protect shareholders from such liability. Thus, the risk of an interest holder incurring a financial loss on account of interest holder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

                                 VOTING MATTERS

    GENERAL INFORMATION. The Board of Trustees of 1784 is furnishing this Proxy/Prospectus in connection with the solicitation of proxies for the Special Meeting. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of 1784 and Galaxy may also solicit proxies by telephone or otherwise. In this connection, 1784 has retained PFPC to assist in the solicitation of proxies for the Reorganization. Shareholders may vote (1) by mail, by marking, signing, dating and returning the enclosed Proxy Ballot(s) in the enclosed postage-paid envelope, (2) by touch-tone voting, or
(3) by on-line voting. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to 1784 a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person. As the Special Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of PFPC if their votes have not yet been received. Authorization to permit PFPC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

    In all cases where a telephonic proxy is solicited, the PFPC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to PFPC, then the PFPC representative has the responsibility to explain the process, read the Proposals on the proxy card, and ask for the shareholder's instructions on the Proposals. The PFPC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth on the proxy statement. PFPC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call PFPC immediately if his or her instructions are not correctly reflected in the confirmation.

    Any expenses incurred as a result of hiring PFPC or any other proxy solicitation agent will be borne by Fleet. It is anticipated that the cost associated with using a proxy solicitation agent will be approximately $50,000.

    Only shareholders of record at the close of business on February 29, 2000 will be entitled to vote at the Special Meeting. On that date, the following 1784 Shares were outstanding and entitled to be voted:

                                                              SHARES OUTSTANDING
                                                                     AND
1784 FUND                                                      ENTITLED TO VOTE
---------                                                     ------------------
Money Market Funds:
Boston 1784 Tax-Free Money Market Fund
    Retail Shareholders.....................................    168,173,730.510
    Institutional Shareholders..............................    930,918,125.480
--------------------------------------------------------------------------------
Boston 1784 U.S. Treasury Money Market Fund.................    346,850,184.420
--------------------------------------------------------------------------------
Boston 1784 Institutional U.S. Treasury Money Market Fund...  5,171,498,643.769
--------------------------------------------------------------------------------
Boston 1784 Prime Money Market Fund
    Retail Shareholders.....................................    158,371,813.640
    Institutional Shareholders..............................      8,259,530.320
--------------------------------------------------------------------------------
Boston 1784 Institutional Prime Money Market Fund...........    871,674,060.000

                                                              SHARES OUTSTANDING
                                                                     AND
1784 FUND                                                      ENTITLED TO VOTE
---------                                                     ------------------
Bond Funds:
Boston 1784 Short-Term Income Fund
    Retail Shareholders.....................................      2,364,159.121
    Institutional Shareholders..............................     11,838,493.016
--------------------------------------------------------------------------------
Boston 1784 Income Fund
    Retail Shareholders.....................................      1,026,439.534
    Institutional Shareholders..............................     32,628,056.652
--------------------------------------------------------------------------------
Boston 1784 U.S. Government Medium-Term Income Fund
    Retail Shareholders.....................................      1,665,049.811
    Institutional Shareholders..............................     26,081,527.637
--------------------------------------------------------------------------------
Tax-Exempt Funds:
Boston 1784 Tax-Exempt Medium-Term Income Fund
    Retail Shareholders.....................................      2,341,831.431
    Institutional Shareholders..............................     30,281,926.675
--------------------------------------------------------------------------------
Boston 1784 Connecticut Tax-Exempt Income Fund
    Retail Shareholders.....................................      3,223,591.173
    Institutional Shareholders..............................     12,747,025.459
--------------------------------------------------------------------------------
Boston 1784 Florida Tax-Exempt Income Fund..................      6,523,796.712
--------------------------------------------------------------------------------
Boston 1784 Massachusetts Tax-Exempt Income Fund
    Retail Shareholders.....................................      6,538,432.447
    Institutional Shareholders..............................     17,958,882.864
--------------------------------------------------------------------------------
Boston 1784 Rhode Island Tax-Exempt Income Fund
    Retail Shareholders.....................................      1,282,402.091
    Institutional Shareholders..............................      7,693,800.884
--------------------------------------------------------------------------------
Stock Funds:
Boston 1784 Asset Allocation Fund
    Retail Shareholders.....................................      1,768,251.726
    Institutional Shareholders..............................      1,670,067.246
--------------------------------------------------------------------------------
Boston 1784 Growth and Income Fund
    Retail Shareholders.....................................      6,203,556.591
    Institutional Shareholders..............................     16,180,899.026
--------------------------------------------------------------------------------
Boston 1784 Growth Fund
    Retail Shareholders.....................................      2,976,354.457
    Institutional Shareholders..............................     12,613,768.861
--------------------------------------------------------------------------------
Boston 1784 International Equity Fund
    Retail Shareholders.....................................      2,246,386.301
    Institutional Shareholders..............................     29,327,171.593

    Each whole and fractional share of a 1784 Fund is entitled to a whole or fractional vote as the case may be.

    If an accompanying proxy is executed and returned in time for the Special Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Special Meeting.

    SHAREHOLDER AND BOARD APPROVALS. The Reorganization Agreement is being submitted for approval at the Special Meeting by 1784's shareholders pursuant to 1784's Agreement and Declaration of Trust and By-Laws, and was unanimously approved by the 1784 Board of Trustees at a meeting held on February 4, 2000. With respect to the Boston 1784 Institutional U.S. Treasury Money Market Fund, Boston 1784 Institutional Prime Money Market Fund and Boston 1784 Florida Tax-Exempt Income Fund, the Reorganization Agreement must be approved by a majority of the outstanding shares of each such Fund. With respect to the other 1784 Funds, the Reorganization Agreement must be approved by a majority of the outstanding shares of those shareholders who will be receiving BKB Shares of their Corresponding Galaxy Fund and by a majority of the outstanding shares of the shareholders who will be receiving Trust Shares of their Corresponding Galaxy Fund. A vote for the Reorganization Agreement includes a vote for the reorganization of 1784; conversely, a vote against the Reorganization Agreement is a vote against the reorganization of 1784.

    The Reorganization Agreement provides that in the event the Reorganization Agreement is approved with respect to less than all of the 1784 Funds, the failure of a 1784 Fund to consummate the transactions contemplated by the Reorganization Agreement shall not affect the consummation or validity of the Reorganization with respect to any other 1784 Funds.

    With respect to the approval of the Reorganization Agreement, the term "majority of the outstanding shares" of 1784 or a 1784 Fund means more than 50% of the outstanding shares of 1784, the particular 1784 Fund or with respect to those 1784 Funds receiving BKB Shares and Trust Shares, 50% of the outstanding shares of Retail Shareholders or Institutional Shareholders. The vote of the shareholders of the Galaxy Funds is not being solicited, since their approval or consent is not necessary for the Reorganization.

    PRINCIPAL SHAREHOLDERS. As of February 29, 2000, the officers and Trustees of 1784 as a group owned or controlled less than 1% of each 1784 Fund's outstanding shares. As of February 29, 2000, the officers and Trustees of Galaxy as a group owned or controlled less than 1% of each Galaxy Fund's outstanding shares. Table VI(A) shows the name, address and share ownership of each person known to 1784 to have ownership with respect to 5% or more of a 1784 Fund as of February 29, 2000. Table VI(B) shows the name, address and share ownership of each person known to Galaxy to have ownership with respect to 5% or more of a class of a Galaxy Fund as of February 29, 2000. The type of ownership of each entry listed on Tables VI(A) and VI(B) is record ownership.

                                  TABLE VI(A)

                                      NAME AND               AMOUNT OF        PERCENTAGE
1784 FUND                              ADDRESS              SHARES OWNED       OF FUND
---------                             --------           ------------------   ----------
Tax-Free Money Market Fund..  Bob & Co.                    930,918,125.4800      84.70%
                              Bank of Boston
                              ATTN: Paula McSweeney
                              Mail Stop: 45-02-08
                              150 Royall Street
                              Canton, MA 02021-1031

U.S. Treasury Money Market    National Financial            70,943,882.4900      20.45%
  Fund......................  Services Corp.
                              Exclusive Benefit of Our
                              Customers
                              ATTN: Mike McLaughlin-5NY
                              P.O. Box 3908
                              Church Street Station
                              New York, NY 10008-3908

Institutional U.S. Treasury   Bob & Co.                    282,755,430.1100       5.47%
  Money Market Fund.........  Bank of Boston
                              ATTN: ACT
                              Mail Stop: 45-02-93
                              150 Royall Street
                              Canton, MA 02021-1031

                              Bob & Co.                  2,675,070,149.8200      51.73%
                              Precision Sweep
                              ATTN: A. J. Ferullo
                              100 Federal Street
                              # 01-13-07
                              Boston, MA 02110-1802

Prime Money Market Fund.....  National Financial            36,111,467.4600      21.67%
                              Services Corp.
                              Exclusive Benefit of Our
                              Customers
                              ATTN: Mike McLaughlin-5NY
                              P.O. Box 3908
                              Church Street Station
                              New York, NY 10008-3908

Institutional Prime Money     Bob & Co.                    170,616,429.8200      19.57%
  Market Fund...............  Bank of Boston
                              ATTN: Paula McSweeney
                              Mail Stop: 45-02-08
                              150 Royall Street
                              Canton, MA 02021-1031

                                      NAME AND               AMOUNT OF        PERCENTAGE
1784 FUND                              ADDRESS              SHARES OWNED       OF FUND
---------                             --------           ------------------   ----------
                              Bob & Co.                     77,990,770.4900       8.95%
                              Treasury
                              ATTN: A. J. Ferullo
                              100 Federal Street
                              # 01-13-07
                              Boston, MA 02110-1802

                              Tweeter Home                  46,247,017.9000       5.31%
                              Entertainment
                              Group Financing Company
                              Trust
                              10 Pequot Way
                              Canton, MA 02021-2306

                              Century Aluminum Company      90,695,218.8200      10.40%
                              2511 Garden Road
                              Bldg. A, Suite 200
                              Monterey, CA 93940-5330

Short-Term Income Fund......  Bob & Co.                      4,523,920.6210      31.85%
                              Equity & Bond Funds
                              Wire/Reinvest
                              P.O. Box 1809
                              Mail Stop 45-02-08
                              Boston, MA 02105-1809

                              Fleet Nat'l Bank TTEE            936,947.8260       6.60%
                              Alliances Trust
                              UA Dtd. 06/09/1999
                              ATTN: Various A/CS
                              P.O. Box 92800
                              Rochester, NY 14692-8900

                              State Street Bank &            5,447,995.4250      38.36%
                              Trust as TTEE
                              BankBoston Thrift
                              Incentive
                              (401K) Plan
                              ATTN: Jeff Hopwood
                              WES IN
                              105 Rosemont Road
                              Westwood, MA 02090-2318

Income Fund.................  Bob & Co.                     27,227,209.6200      80.90%
                              Equity & Bond Funds
                              Wire/Wire
                              P.O. Box 1809
                              Mail Stop 45-02-08
                              Boston, MA 02105-1809

                              Bob & Co.                      2,028,392.1050       6.03%
                              Equity & Bond Funds
                              Wire/Reinvest
                              P.O. Box 1809
                              Mail Stop 45-02-08
                              Boston, MA 02105-1809

                                      NAME AND               AMOUNT OF        PERCENTAGE
1784 FUND                              ADDRESS              SHARES OWNED       OF FUND
---------                             --------           ------------------   ----------
U.S. Government Medium-Term   Bob & Co.                      2,219,610.4730       8.00%
  Income Fund...............  Equity & Bond Funds
                              Wire/Wire
                              P.O. Box 1809
                              Mail Stop 45-02-08
                              Boston, MA 02105-1809

                              Bob & Co.                     23,008,422.1520      82.92%
                              Equity & Bond Funds
                              Wire/Reinvest
                              P.O. Box 1809
                              Mail Stop 45-02-08
                              Boston, MA 02105-1809

Tax-Exempt Medium-Term        Bob & Co.                     28,632,929.8810      87.77%
  Income Fund...............  Equity & Bond Funds
                              Wire/Reinvest
                              P.O. Box 1809
                              Mail Stop 45-02-08
                              Boston, MA 02105-1809

Connecticut Tax-Exempt        Bob & Co.                     12,526,019.6740      78.43%
  Income Fund...............  Equity & Bond Funds
                              Wire/Reinvest
                              P.O. Box 1809
                              Mail Stop 45-02-08
                              Boston, MA 02105-1809

                              National Financial             1,135,754.3860       7.11%
                              Services Corp.
                              For the Exclusive Benefit
                              of Customers
                              P.O. Box 3908
                              Church Street Station
                              New York, NY 10008-3908

                              Charles Schwab & Co. Inc.        823,568.6370       5.16%
                              ATTN: Mutual Funds
                              101 Montgomery Street
                              San Francisco, CA
                              94104-4122

Florida Tax-Exempt Income     Bob & Co.                        605,918.2990       9.29%
  Fund......................  Equity & Bond Funds
                              Wire/Wire
                              P.O. Box 1809
                              Mail Stop 45-02-08
                              Boston, MA 02105-1809

                              Bob & Co.                      5,815,159.0490      89.14%
                              Equity & Bond Funds
                              Wire/Reinvest
                              P.O. Box 1809
                              Mail Stop 45-02-08
                              Boston, MA 02105-1809

                                      NAME AND               AMOUNT OF        PERCENTAGE
1784 FUND                              ADDRESS              SHARES OWNED       OF FUND
---------                             --------           ------------------   ----------
Massachusetts Tax-Exempt      Bob & Co.                      1,606,895.0630       6.56%
  Income Fund...............  Equity & Bond Funds
                              Wire/Wire
                              P.O. Box 1809
                              Mail Stop 45-02-08
                              Boston, MA 02105-1809

                              Bob & Co.                     16,253,618.9260      66.36%
                              Equity & Bond Funds
                              Wire/Reinvest
                              P.O. Box 1809
                              Mail Stop 45-02-08
                              Boston, MA 02105-1809

                              National Financial             3,119,485.5920      12.74%
                              Services Corp.
                              For the Exclusive Benefit
                              of
                              Customers
                              P.O. Box 3908
                              Church Street Station
                              New York, NY 10008-3908

Rhode Island Tax-Exempt       Bob & Co.                        452,440.9000       5.04%
  Income Fund...............  Equity & Bond Funds
                              Wire/Wire
                              P.O. Box 1809
                              Mail Stop 45-02-08
                              Boston, MA 02105-1809

                              Bob & Co.                      7,241,359.9840      80.67%
                              Equity & Bond Funds
                              Wire/Reinvest
                              P.O. Box 1809
                              Mail Stop 45-02-08
                              Boston, MA 02105-1809

                              National Financial               570,633.9330       6.36%
                              Services Corp.
                              For the Exclusive Benefit
                              of
                              Customers
                              P.O. Box 3908
                              Church Street Station
                              New York, NY 10008-3908

Asset Allocation Fund.......  Bob & Co.                        185,348.6190       5.39%
                              Equity & Bond Funds
                              Wire/Wire
                              P.O. Box 1809
                              Mail Stop 45-02-08
                              Boston, MA 02105-1809

                                      NAME AND               AMOUNT OF        PERCENTAGE
1784 FUND                              ADDRESS              SHARES OWNED       OF FUND
---------                             --------           ------------------   ----------
                              Bob & Co.                        208,045.5450       6.05%
                              Equity & Bond Funds
                              Wire/Reinvest
                              P.O. Box 1809
                              Mail Stop 45-02-08
                              Boston, MA 02105-1809

                              National Financial               806,838.9060      23.47%
                              Services Corp.
                              For the Exclusive Benefit
                              of Customers
                              P.O. Box 3908
                              Church Street Station
                              New York, NY 10008-3908

                              State Street Bank & Trust      1,087,338.6990      31.62%
                              as TTEE
                              BankBoston Thrift
                              Incentive
                              (401K) Plan
                              ATTN: Jeff Hopwood WES IN
                              105 Rosemont Road
                              Westwood, MA 02090-2318

Growth and Income Fund......  Bob & Co.                      1,337,865.4670       5.98%
                              Equity & Bond Funds
                              Reinvest/Reinvest
                              P.O. Box 1809
                              Mail Stop 45-02-08
                              Boston, MA 02105-1809

                              Bob & Co.                     10,261,601.5150      45.84%
                              Equity & Bond Funds
                              Wire/Reinvest
                              P.O. Box 1809
                              Mail Stop 45-02-08
                              Boston, MA 02105-1809

                              National Financial             2,377,034.0220      10.62%
                              Services Corp.
                              For Exclusive Benefit of
                              Customers
                              P.O. Box 3908
                              Church Street Station
                              New York, NY 10008-3908

                              State Street Bank &            3,089,674.2080      13.80%
                              Trust as TTEE
                              BankBoston Thrift
                              Incentive
                              (401k) Plan
                              ATTN: Jeff Hopwood WES IN
                              105 Rosemont Road
                              Westwood, MA 02090-2318

                                      NAME AND               AMOUNT OF        PERCENTAGE
1784 FUND                              ADDRESS              SHARES OWNED       OF FUND
---------                             --------           ------------------   ----------
Growth Fund.................  Bob & Co.                      5,141,927.4740      32.98%
                              Equity & Bond Funds
                              Wire/Wire
                              P.O. Box 1809
                              Mail Stop 45-02-08
                              Boston, MA 02105-1809

                              Bob & Co.                      3,774,848.2880      24.21%
                              Equity & Bond Funds
                              Wire/Reinvest
                              P.O. Box 1809
                              Mail Stop 45-02-08
                              Boston, MA 02105-1809

                              State Street Bank & Trust      2,567,912.5300      16.47%
                              as TTEE
                              BankBoston Thrift
                              Incentive
                              (401k) Plan
                              ATTN: Jeff Hopwood WES IN
                              105 Rosemont Road
                              Westwood, MA 02090-2318

International Equity Fund...  Bob & Co.                      3,377,556.7410      10.70%
                              Equity & Bond Funds
                              Wire/Wire
                              P.O. Box 1809
                              Mail Stop 45-02-08
                              Boston, MA 02105-1809

                              Bob & Co.                     23,836,335.5760      75.49%
                              Equity & Bond Funds
                              Wire/Reinvest
                              P.O. Box 1809
                              Mail Stop 45-02-08
                              Boston, MA 02105-1809

    The percentage of the Shell Galaxy Funds that would be owned by the shareholders named above upon the consummation of the Reorganization based on their holdings shown above is expected to be substantially the same. The percentage of the Operating Galaxy Funds that would be owned by the shareholders named above upon the consummation of the Reorganization based on their holdings shown above is expected to decline.

                                  TABLE VI(B)

                                                                              CLASS;
                                                     NAME AND                AMOUNT OF       PERCENTAGE
GALAXY FUND                                           ADDRESS              SHARES OWNED       OF CLASS
-----------                                          --------            -----------------   ----------
Tax-Exempt Fund............................  Fleet New York              Trust;                 99.34%
                                             Fleet Investment Services   423,826,769.420
                                             159 East Main Street
                                             NY/RO/T03C
                                             Rochester, NY 14638-0001

U.S. Treasury Fund.........................  US Clearing, A Division     Retail A;               9.52%
                                             of Fleet Securities, Inc.   52,522,969.190
                                             26 Broadway
                                             New York, NY 10004-1703

                                             Fleet New York              Trust;                 94.44%
                                             Fleet Investment Services   470,184,260.500
                                             159 East Main Street
                                             NY/RO/T03C
                                             Rochester, NY 14638-0001

Money Market Fund..........................  Fleet New York              Trust;                 99.71%
                                             Fleet Investment Services   1,781,662,434.130
                                             159 East Main Street
                                             NY/RO/T03C
                                             Rochester, NY 14638-0001

Short-Term Bond Fund.......................  Gales & Co.                 Trust;                 45.83%
                                             Fleet Investment Services   1,444,481.047
                                             Mutual Funds Unit-
                                             NY/RO/T04A
                                             159 East Main Street
                                             Rochester, NY 14638-0001

                                             Gales & Co.                 Trust;                 20.49%
                                             Fleet Investment Services   645,759.761
                                             Mutual Funds Unit-
                                             NY/RO/T04A
                                             159 East Main Street
                                             Rochester, NY 14638-0001

                                             Gales & Co.                 Trust;                 31.33%
                                             Fleet Investment Services   987,531.496
                                             Mutual Funds Unit-
                                             NY/RO/T04A
                                             159 East Main Street
                                             Rochester, NY 14638-0001

                                                                              CLASS;
                                                     NAME AND                AMOUNT OF       PERCENTAGE
GALAXY FUND                                           ADDRESS              SHARES OWNED       OF CLASS
-----------                                          --------            -----------------   ----------
High Quality Bond Fund.....................  Gales & Co.                 Trust;                 59.75%
                                             Fleet Investment Services   14,400,404.066
                                             Mutual Funds Unit-
                                             NY/RO/T04A
                                             159 East Main Street
                                             Rochester, NY 14638-0001

                                             Gales & Co.                 Trust;                 25.94%
                                             Fleet Investment Services   6,252,123.840
                                             Mutual Funds Unit-
                                             NY/RO/T04A
                                             159 East Main Street
                                             Rochester, NY 14638-0001

                                             Gales & Co.                 Trust;                 13.47%
                                             Fleet Investment Services   3,245,618.436
                                             Mutual Funds Unit-
                                             NY/RO/T04A
                                             159 East Main Street
                                             Rochester, NY 14638-0001

Intermediate Government Income Fund........  Gales & Co.                 Trust;                 25.31%
                                             Fleet Investment Services   6,151,079.004
                                             Mutual Funds Unit-
                                             NY/RO/T04A
                                             159 East Main Street
                                             Rochester, NY 14638-0001

                                             Gales & Co.                 Trust;                 33.50%
                                             Fleet Investment Services   8,141,997.486
                                             Mutual Funds Unit-
                                             NY/RO/T04A
                                             159 East Main Street
                                             Rochester, NY 14638-0001

                                             Gales & Co.                 Trust;                 38.75%
                                             Fleet Investment Services   9,418,135.246
                                             Mutual Funds Unit-
                                             NY/RO/T04A
                                             159 East Main Street
                                             Rochester, NY 14638-0001

Rhode Island Municipal Bond Fund...........  Gales & Co.                 Retail A;              35.36%
                                             Fleet Investment Services   808,300.523
                                             Mutual Funds Unit-
                                             NY/RO/T04A
                                             159 East Main Street
                                             Rochester, NY 14638-0001

                                             James R. McCulloch          Retail A;               7.66%
                                             c/o Microfibre              175,245.079
                                             P.O. Box 1208
                                             Pawtucket, RI 02862-1208

                                                                              CLASS;
                                                     NAME AND                AMOUNT OF       PERCENTAGE
GALAXY FUND                                           ADDRESS              SHARES OWNED       OF CLASS
-----------                                          --------            -----------------   ----------
                                             Bob & Co.                   Retail A;              21.53%
                                             c/o Bank of Boston          492,056.562
                                             ATTN: MUT FD DEPT
                                             45-02-06
                                             P.O. Box 1809
                                             Boston, MA 02105-1809

Asset Allocation Fund......................  Gales & Co.                 Trust;                 93.23%
                                             Fleet Investment Services   13,666,564.715
                                             Mutual Funds Unit-
                                             NY/RO/T04A
                                             159 East Main Street
                                             Rochester, NY 14638-0001

                                             Gales & Co.                 Trust;                  6.05%
                                             Fleet Investment Services   887,582.919
                                             Mutual Funds Unit-
                                             NY/RO/T04A
                                             159 East Main Street
                                             Rochester, NY 14638-0001

Growth and Income Fund.....................  Gales & Co.                 Trust;                 76.40%
                                             Fleet Investment Services   14,590,890.595
                                             Mutual Funds Unit-
                                             NY/RO/T04A
                                             159 East Main Street
                                             Rochester, NY 14638-0001

                                             Gales & Co.                 Trust;                 19.81%
                                             Fleet Investment Services   3,783,961.782
                                             Mutual Funds Unit-
                                             NY/RO/T04A
                                             159 East Main Street
                                             Rochester, NY 14638-0001

International Equity Fund..................  Charles Schwab & Co. Inc.   Retail A;               8.10%
                                             Special Custody Account     409,629.071
                                             for Exclusive of
                                             Customers
                                             ATTN: Mutual Funds
                                             101 Montgomery Street
                                             San Francisco, CA
                                             94104-4122

                                             Gales & Co.                 Trust;                 42.70%
                                             Fleet Investment Services   11,631,946.454
                                             Mutual Funds Unit-
                                             NY/RO/T04A
                                             159 East Main Street
                                             Rochester, NY 14638-0001

                                                                              CLASS;
                                                     NAME AND                AMOUNT OF       PERCENTAGE
GALAXY FUND                                           ADDRESS              SHARES OWNED       OF CLASS
-----------                                          --------            -----------------   ----------
                                             Gales & Co.                 Trust;                 37.50%
                                             Fleet Investment Services   10,215,262.842
                                             Mutual Funds Unit-
                                             NY/RO/T04A
                                             159 East Main Street
                                             Rochester, NY 14638-0001

                                             Gales & Co.                 Trust;                 13.62%
                                             Fleet Investment Services   3,711,067.710
                                             Mutual Funds Unit-
                                             NY/RO/T04A
                                             159 East Main Street
                                             Rochester, NY 14638-0001

    The percentage of the Operating Galaxy Funds and their respective share classes that would be owned by the shareholders named above upon the consummation of the Reorganization based on their holdings shown above is expected to decline. The Shell Galaxy Funds had not commenced investment operations as of March 8, 2000 and, accordingly, no person owned 5% or more of any such Fund.

    For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class.

    Galaxy and 1784 have been advised by BankBoston (now known as Fleet National
Bank) that, with respect to the shares of each 1784 Fund over which BankBoston and its affiliates have voting power, such shares may be voted by BankBoston itself in its capacity as fiduciary. BankBoston will engage an independent third party to evaluate the Reorganization proposal and make a recommendation as to how to vote the shares.

    QUORUM. In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve the Reorganization Agreement are not received by 1784 or by one or more of the 1784 Funds, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any adjourned session or sessions may be held after the date set for the original Special Meeting without notice except announcement at the Special Meeting. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Special Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s). A shareholder vote may be taken with respect to one or more 1784 Funds (but not the other 1784 Funds) on some or all matters before any such adjournment(s) if a quorum is present and sufficient votes have been received for approval with respect to such Funds.

    A quorum is constituted with respect to a 1784 Fund by the presence in person or by proxy of the holders of a majority of the shares of the 1784 Fund or a majority of the shares of Retail or Institutional Shareholders entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present at the Special Meeting but which have not been voted. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals of the Reorganization Agreement. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as abstentions.

    ANNUAL MEETINGS AND SHAREHOLDER MEETINGS. Neither 1784 nor Galaxy presently intends to hold annual meetings of shareholders for the election of trustees and other business unless otherwise required by the 1940 Act. Under certain circumstances, however, holders of at least 10% of the outstanding shares of either 1784 or Galaxy have the right to call a meeting of shareholders.

                      ADDITIONAL INFORMATION ABOUT GALAXY

    Additional information about the Galaxy Funds is included in their prospectuses and statements of additional information dated February 29, 2000, as supplemented through the date hereof, copies of which, to the extent not included herewith, may be obtained without charge by writing or calling Galaxy at the address and telephone number set forth on the first page of this Proxy/Prospectus. Galaxy is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith it files reports, proxy materials and other information with the SEC. Reports and other information filed by Galaxy can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the offices of Galaxy listed above. In addition, these materials can be inspected and copied at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

    Information included in this Proxy/Prospectus concerning Galaxy was provided by Galaxy.

                       ADDITIONAL INFORMATION ABOUT 1784

    Additional information about the 1784 Funds is included in their prospectuses and statements of additional information, dated October 1, 1999, as supplemented through the date hereof, copies of which have been filed with the SEC. Copies of these prospectuses and the related statements of additional information may be obtained without charge by writing or calling 1784 at the address and telephone number set forth on the first page of this Proxy/Prospectus. Reports and other information filed by 1784 can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the offices of 1784 listed above. In addition, these materials can be inspected and copied at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

    Information included in this Proxy/Prospectus concerning 1784 was provided by 1784.

                              FINANCIAL STATEMENTS

    The annual financial statements and financial highlights of the Galaxy Funds for the fiscal year ended October 31, 1999 have been audited by Ernst & Young LLP, independent accountants, to the extent indicated in their reports thereon, have been incorporated by reference in the Statement of Additional Information to this Proxy/Prospectus, in reliance upon such reports given upon the authority of such firm as an expert in accounting and auditing.

    The annual financial statements and financial highlights of the 1784 Funds for the fiscal year ended May 31, 1999 have been audited by PricewaterhouseCoopers LLP, independent accountants, to the extent indicated in their reports thereon, have been incorporated by reference in the Statement of Additional Information to this Proxy/Prospectus, in reliance upon such reports given upon the authority of such firm as an expert in accounting and auditing. The semi-annual financial statements and financial highlights of the 1784 Funds for the fiscal period ended November 30, 1999 have also been incorporated by reference in the Statement of Additional Information to the Proxy/Prospectus.

                                 OTHER BUSINESS

    1784's Board of Trustees knows of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, it is the intention of 1784 that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                             SHAREHOLDER INQUIRIES

    Shareholder inquiries may be addressed to 1784 or to Galaxy in writing at the address(es), or by phone at the phone number(s), on the cover page of this Proxy/Prospectuses.

                                     * * *

    SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS ALSO MAY VOTE ON-LINE OR BY TELEPHONE.

    1784 WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS MAY 31, 1999 ANNUAL REPORTS TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO: BOSTON 1784 FUNDS AT P.O. BOX 8524, BOSTON, MA 02266-8524 OR BY TELEPHONE AT 1-800-BKB-1784.

                                   APPENDIX I
                               FORM OF AGREEMENT
                           AND PLAN OF REORGANIZATION

                             AGREEMENT AND PLAN OF
                                 REORGANIZATION
                                 BY AND BETWEEN
                                THE GALAXY FUND
                                      AND
                               BOSTON 1784 FUNDS
                          DATED AS OF FEBRUARY 4, 2000

                               TABLE OF CONTENTS

                                                                     PAGE
                                                                   --------
 1.  Certain Definitions.........................................      2
 2.  The Reorganization..........................................      2
 3.  Calculations................................................      3
 4.  Valuation of Assets.........................................      4
 5.  Valuation Times.............................................      5
 6.  Effective Time of The Reorganization........................      5
 7.  Termination of 1784.........................................      6
 8.  Certain Representations, Warranties, Covenants and
     Agreements of 1784..........................................      6
 9.  Certain Representations, Warranties, Covenants and
     Agreements of Galaxy........................................      9
10.  Shareholder Action on Behalf of The 1784 Funds..............     10
11.  N-14 Registration Statement.................................     11
12.  Galaxy Conditions...........................................     11
13.  1784 Conditions.............................................     12
14.  Tax Opinion.................................................     14
15.  Tax Documents...............................................     15
16.  Further Assurances..........................................     15
17.  Termination and Survival of Representations and
     Warranties..................................................     15
18.  Termination of Agreement....................................     15
19.  Amendment and Waiver........................................     15
20.  Governing Law...............................................     16
21.  Successors and Assigns......................................     16
22.  Beneficiaries...............................................     16
23.  Notices.....................................................     16
24.  Expenses and Waivers........................................     17
25.  Entire Agreement............................................     17
26.  Counterparts................................................     17
27.  Failure of One Fund to Consummate The Transactions..........     17
28.  No Brokers or Finders.......................................     17
29.  Validity....................................................     17
30.  Effect of Facsimile Signature...............................     17
31.  Headings....................................................     17
32.  Galaxy Liability............................................     18
33.  1784 Liability..............................................     18

                      AGREEMENT AND PLAN OF REORGANIZATION

    This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") made as of the 4th day of February, 2000 by The Galaxy Fund ("Galaxy"), a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts on March 31, 1986, and Boston 1784 Funds ("1784"), formerly known as 1784 Funds, a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts on February 5, 1993.

                                   BACKGROUND

    WHEREAS, each of the parties hereto is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

    WHEREAS, 1784 offers the following investment portfolios: (1) Boston 1784 Tax-Free Money Market Fund, (2) Boston 1784 U.S. Treasury Money Market Fund, (3) Boston 1784 Prime Money Market Fund, (4) Boston 1784 Short-Term Income Fund, (5) Boston 1784 Income Fund, (6) Boston 1784 U.S. Government Medium-Term Income Fund, (7) Boston 1784 Rhode Island Tax-Exempt Income Fund, (8) Boston 1784 Asset Allocation Fund, (9) Boston 1784 Growth and Income Fund, and (10) Boston 1784 International Equity Fund (each a "Reorganizing 1784 Fund" and collectively, the "Reorganizing 1784 Funds");

    WHEREAS, 1784 also offers the following investment portfolios: (1) Boston 1784 Institutional U.S. Treasury Money Market Fund, (2) Boston 1784 Institutional Prime Money Market Fund, (3) Boston 1784 Tax-Exempt Medium-Term Income Fund, (4) Boston 1784 Connecticut Tax-Exempt Income Fund, (5) Boston 1784 Florida Tax-Exempt Income Fund, (6) Boston 1784 Massachusetts Tax-Exempt Income Fund and (7) Boston 1784 Growth Fund (each a "Continuing 1784 Fund" and collectively, the "Continuing 1784 Funds" and together with the "Reorganizing 1784 Funds," each a "1784 Fund" and collectively, the "1784 Funds");

    WHEREAS, Galaxy currently offers, among others, the following investment portfolios: (1) Galaxy Tax-Exempt Fund, (2) Galaxy U.S. Treasury Fund, (3) Galaxy Money Market Fund, (4) Galaxy Short-Term Bond Fund, (5) Galaxy High Quality Bond Fund, (6) Galaxy Intermediate Government Income Fund, (7) Galaxy Rhode Island Municipal Bond Fund, (8) Galaxy Asset Allocation Fund, (9) Galaxy Growth and Income Fund, and (10) Galaxy International Equity Fund (each an "Existing Galaxy Fund" and collectively, the "Existing Galaxy Funds");

    WHEREAS, Galaxy has recently organized, or will soon organize, the following additional investment portfolios: (1) Galaxy Institutional Treasury Money Market Fund, (2) Galaxy Institutional Money Market Fund, (3) Galaxy Intermediate Tax-Exempt Bond Fund, (4) Galaxy Connecticut Intermediate Municipal Bond Fund,
(5) Galaxy Florida Municipal Bond Fund, (6) Galaxy Massachusetts Intermediate Municipal Bond Fund and (7) Galaxy Growth Fund II (each a "Shell Galaxy Fund" and collectively, the "Shell Galaxy Funds," and, together with the Existing Galaxy Funds, each a "Galaxy Fund" and collectively, the "Galaxy Funds");

    WHEREAS, each of the parties hereto desires, upon the terms and subject to the conditions set forth herein, to enter into and perform the reorganization described herein (the "Reorganization"), pursuant to which, among other things, at the respective times hereinafter set forth, (1) each 1784 Fund shall transfer substantially all of its respective Assets (as hereinafter defined), subject, in each case, to substantially all of its respective Liabilities (as hereinafter defined), to its Corresponding Galaxy Fund (as hereinafter defined), in exchange for BKB Shares, Trust Shares or Shares issued by such Corresponding Galaxy Fund (the shares issued to a 1784 Fund by its Corresponding Galaxy Fund in exchange for the Assets subject to the Liabilities of such 1784 Fund in connection with the Reorganization, collectively, "Galaxy Fund Shares"), and (2) each 1784 Fund shall then distribute to its shareholders of record, the Galaxy Fund Shares received by or on behalf of such 1784 Fund;

    WHEREAS, each of the parties intend that the Shell Galaxy Funds will have nominal assets and liabilities before the Reorganization and will continue the investment operations of the Continuing 1784 Funds; and

    WHEREAS, the parties intend that in connection with the Reorganization, 1784 shall be deregistered and terminated as described in this Agreement.

    NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

    1. CERTAIN DEFINITIONS. As used herein,

        (a) The term "Corresponding Galaxy Fund" shall mean with respect to any 1784 Fund, the particular Galaxy Fund, the name of which is set forth directly opposite the name of such 1784 Fund on Schedule A hereto.

        (b) The term "Corresponding 1784 Fund" shall mean with respect to any Galaxy Fund, the particular 1784 Fund, the name of which is set forth directly opposite the name of such Galaxy Fund on Schedule A hereto.

        (c) The term "Assets" shall mean all property and assets of every description and of any nature whatsoever including, without limitation, cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued), receivables (including dividend and interest receivables), deferred or prepaid expenses, good will and other intangible property, books and records, and all interests, rights, privileges and powers, other than with respect to 1784 and each 1784 Fund, cash in an amount necessary to pay any unpaid dividends and distributions as provided in Section 2(c) hereof and its rights under this Agreement.

        (d) The term "Liabilities" shall mean all liabilities and obligations of any nature, whether accrued, absolute, contingent or otherwise including, with respect to 1784 and each 1784 Fund, any obligation of 1784 to indemnify 1784's current trustees, acting in their capacities as such, to the fullest extent permitted by law and 1784's Agreement and Declaration of Trust, as in effect as of the date of this Agreement.

    2. THE REORGANIZATION.

        (a) At the Applicable Effective Time of the Reorganization (as hereinafter defined), (i) each 1784 Fund shall transfer, assign and convey to its Corresponding Galaxy Fund substantially all of the Assets, subject to substantially all of the Liabilities, of such 1784 Fund, and (ii) each such Corresponding Galaxy Fund shall accept all such Assets and assume all such Liabilities, such that at and after the Applicable Effective Time of the
    Reorganization: (A) the Assets of each particular 1784 Fund shall become and be Assets of its Corresponding Galaxy Fund, (B) the Liabilities of each particular 1784 Fund shall become and be liabilities of, and shall attach to, its Corresponding Galaxy Fund, and (C) the Liabilities of each particular 1784 Fund may thenceforth be enforced only against its Corresponding Galaxy Fund to the same extent as if such Liabilities had been incurred by such Corresponding Galaxy Fund, subject to any defense and/or set off that 1784 or such 1784 Fund was entitled to assert immediately prior to the Applicable Effective Time of the Reorganization with respect to any such Liability.

        (b) In exchange for the transfer of the Assets of each 1784 Fund to its Corresponding Galaxy Fund as provided in paragraph (a) above, each Galaxy Fund shall assume the Liabilities of its Corresponding 1784 Fund as provided in paragraph (a) above and shall also simultaneously issue, at the Applicable Effective Time of the Reorganization, to its Corresponding 1784 Fund, the number of full and fractional (to the third decimal place) BKB Shares of such Galaxy Fund, determined and adjusted as provided in Section 3 hereof, PROVIDED THAT, to the extent that any then current shareholder or shareholders of any such Corresponding 1784 Fund has or have, as the case may be, purchased his, her, its or their, shares of such Corresponding 1784 Fund through an investment management, trust, custody or other agency relationship with BankBoston, N.A. or own shares of such Corresponding 1784 Fund that represent shares issued as a dividend with respect to shares purchased through an investment management, trust, custody or other agency relationship with BankBoston, N.A., then, but only to such extent, such Corresponding 1784 Fund shall receive Trust Shares of such Galaxy Fund in lieu of BKB Shares; and further provided that the Boston 1784 Institutional U.S. Treasury Money Market Fund, Boston 1784 Institutional Prime Money Market Fund and Boston 1784 Florida Tax-Exempt Income Fund shall receive Shares of such Corresponding Galaxy Fund. BKB Shares, Trust Shares and Shares shall have the attributes described in Galaxy's Amended and Restated Plan pursuant to Rule 18f-3 for Operation of a Multi-Class System attached hereto as Schedule B.

        (c) Immediately upon receipt of the BKB Shares, Trust Shares and/or Shares of such Galaxy Fund in accordance with paragraph (b) above each 1784 Fund shall distribute, in complete liquidation, to the shareholders of record of such 1784 Fund at the Applicable Effective Time of the Reorganization (such shareholders of record of such 1784 Fund as of such time, collectively, the "Recordholders"), the respective BKB Shares, Trust Shares and/or Shares that have been so received as further provided in the following two sentences. Recordholders of the Boston 1784 Institutional U.S. Treasury Money Market Fund, Boston 1784 Institutional Prime Money Market Fund and Boston 1784 Florida Tax-Exempt Income Fund will be credited with full and fractional Shares under this Agreement with respect to the shares in such 1784 Fund that are held by such Recordholders. All other Recordholders will be credited with full and fractional BKB Shares under this Agreement with respect to the shares in a 1784 Fund that are held by such Recordholders, provided that to the extent that Recordholders purchased their shares through an investment management, trust, custody or other agency relationship with BankBoston, N.A. or own shares issued as a dividend with respect to shares purchased through an investment management, trust, custody or other agency relationship with BankBoston, N.A., such shareholders will be credited with full and fractional Trust Shares under this Agreement with respect to the shares in the 1784 Fund that are held by such Recordholders. In addition, each Recordholder of a 1784 Fund shall have the right to receive any unpaid dividends or other distributions which were declared with respect to his, her or its shares of such 1784 Fund before the Applicable Effective Time of the Reorganization.

        (d) In accordance with instructions Galaxy receives from 1784, Galaxy shall record on its books the ownership, by the Recordholders, of the number and type of the Galaxy Fund Shares distributed to such Recordholders.

        (e) 1784 shall cancel on its books all of the shares (including, without limitation, any treasury shares) of each 1784 Fund that has so liquidated, and any such shares issued and outstanding prior to such cancellation shall thereafter represent only the right to receive the Galaxy Fund Shares issued to such 1784 Fund in accordance with paragraph (b) above.

        (f) The transfer books of 1784 with respect to each 1784 Fund shall be permanently closed.

    3. CALCULATIONS.

        (a) The number of BKB Shares, Trust Shares and/or Shares of each Existing and Shell Galaxy Fund issued to its Corresponding 1784 Fund pursuant to Section 2(b) hereof will be determined as follows:

           (1) With respect to the Boston 1784 Institutional U.S. Treasury Money Market Fund, the Boston 1784 Institutional Prime Money Market Fund and the Boston 1784 Florida Tax-Exempt Income Fund, the value of such 1784 Fund's Assets less the Liabilities so conveyed as of the

       Applicable Valuation Time (as hereinafter defined) shall be divided by the net asset value of one Galaxy Fund Share that is to be delivered with respect thereto;

           (2) With respect to all the other 1784 Funds:

               (A) The value of such Corresponding 1784 Fund's Assets less the Liabilities that are so conveyed as of the Applicable Valuation Time (as hereinafter defined) and which are attributable to shares sold through an investment management, trust, custody or other agency relationship with BankBoston, N.A. or were issued through dividend reinvestment with respect to such shares shall be divided by the net asset value of one Galaxy Fund Trust Share that is to be delivered with respect thereto;

               (B) The value of such Corresponding 1784 Fund's Assets less the Liabilities that are so conveyed as of the Applicable Valuation Time (as hereinafter defined) and which are attributable to shares sold other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. or were issued through dividend reinvestment with respect to such shares shall be divided by the net asset value of one Galaxy Fund BKB Share that is to be delivered with respect thereto;

        (b) The net asset value of BKB Shares, Trust Shares and Shares of a Galaxy Fund shall be computed in the manner set forth in such Galaxy Fund's then current prospectus under the Securities Act of 1933, as amended (the "1933 Act"). The net asset value of Shares of a 1784 Fund shall be computed in the manner set forth in such 1784 Fund's then current prospectus under the 1933 Act.

    4. VALUATION OF ASSETS.

        (a) With respect to each 1784 Fund, the value of its Assets shall be the value of such Assets computed as of the time at which its net asset value is calculated at the Applicable Valuation Time (as hereinafter defined). The net asset value of the 1784 Fund Assets to be transferred to the Galaxy Funds shall be computed by 1784 and shall be subject to adjustment by the amount, if any, agreed to by Galaxy, its board of trustees, and the respective Galaxy Funds and 1784, its board of trustees, and the respective 1784 Funds. In determining the value of the securities transferred by a 1784 Fund to its Corresponding Galaxy Fund, each security shall be priced in accordance with the pricing policies and procedures of such 1784 Fund as described in its then current prospectus(es) and statement of additional information. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by 1784, provided that such determination shall be subject to the approval of Galaxy. Galaxy and 1784 agree to use all commercially reasonable efforts to resolve, prior to the Applicable Valuation Time, any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of a Galaxy Fund and those determined in accordance with the pricing policies and procedures of its Corresponding 1784 Fund.

        (b) It is understood and agreed that the net asset value of the 1784 Fund Assets of those 1784 Funds that are money market funds shall be based on the amortized cost valuation procedures that have been adopted by the Board of Trustees of 1784 Funds; provided that if the difference between the per share net asset values of such 1784 Funds and the Corresponding Galaxy Funds equals or exceeds $0.0010 on the Applicable Valuation Time, as computed by using market values in accordance with the policies and procedures established by 1784, either party shall have the right to postpone the Applicable Valuation Time and Applicable Effective Time of the Reorganization until such time as the per share difference is less than $.0010.

        (c) At least fifteen (15) business days prior to the Applicable Effective Time of the Reorganization, each 1784 Fund will provide its Corresponding Galaxy Fund with a schedule of its securities and other Assets and Liabilities of which it is aware, and such Galaxy Fund will provide the 1784 Fund with a copy of the current investment objective and policies applicable to such Galaxy Fund. Each 1784

    Fund reserves the right to sell any of the securities or other Assets shown on the list of the Fund's Assets prior to the Applicable Effective Time of the Reorganization but will not, without the prior approval of Galaxy, acquire any additional securities other than securities which the Corresponding Galaxy Fund is permitted to purchase in accordance with its stated investment objective and policies. At least ten (10) business days prior to the Applicable Effective Time of the Reorganization, each Galaxy Fund will advise its Corresponding 1784 Fund of any investments of such 1784 Fund shown on such schedule which the Galaxy Fund would not be permitted to hold, pursuant to its stated investment objective and policies or otherwise. In the event that the 1784 Fund holds any investments that its Corresponding Galaxy Fund would not be permitted to hold under its stated investment objective or policies, the 1784 Fund, if requested by the Galaxy Fund and, to the extent permissible and consistent with the 1784 Fund's own investment objective and policies, will dispose of such securities prior to the Applicable Effective Time of the Reorganization. In addition, if it is determined that the portfolios of the 1784 Fund and the Galaxy Fund, when aggregated, would contain investments exceeding certain percentage limitations to which the Galaxy Fund is or will be subject with respect to such investments, the 1784 Fund, if requested by the Galaxy Fund and, to the extent permissible and consistent with the 1784 Fund's own investment objective and policies, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Applicable Effective Time of the Reorganization.

    5. VALUATION TIMES. Subject to Section 4(b) hereof, the valuation time with respect to the Existing Galaxy Funds and the Reorganizing 1784 Funds shall be 4:00 p.m., Eastern Time, on May 5, 2000, or such earlier or later date and time as may be mutually agreed in writing by an authorized officer of each of the parties (the "First Valuation Time"). Subject to Section 4(b) hereof, the Valuation Time with respect to the Shell Galaxy Funds and the Continuing 1784 Funds shall be 4:00 p.m., Eastern Time, on May 12, 2000, or such earlier or later date and time as may be mutually agreed in writing by an authorized officer of each of the parties (the "Second Valuation Time" and together with the First Valuation Time, each an "Applicable Valuation Time"), provided that the Second Valuation Time shall be no less than one week following the First Valuation Time, unless otherwise agreed in writing by the parties hereto. Notwithstanding anything herein to the contrary, in the event that at an Applicable Valuation Time, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of Galaxy or 1784, accurate appraisal of the value of the net assets of a Galaxy Fund or a 1784 Fund is impracticable, such Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Galaxy Funds and the 1784 Funds is practicable in the judgment of Galaxy and 1784.

    6. EFFECTIVE TIME OF THE REORGANIZATION.

        (a) Delivery by each Reorganizing 1784 Fund of its respective Assets to its Corresponding Galaxy Fund, delivery by such Corresponding Galaxy Fund of its respective Galaxy Fund Shares to such Reorganizing 1784 Fund, and liquidation of each such Reorganizing 1784 Fund, in each case, pursuant to
    Section 2 hereof, shall occur at the opening of business on the next business day following the First Valuation Time (or on such other date, following the First Valuation Time as is agreed to in writing by an authorized officer of each of the parties). The date and time at which the above-described actions are taken shall be the "Applicable Effective Time of the Reorganization" with respect to the Existing Galaxy Funds and the Reorganizing 1784 Funds. To the extent any Assets of any Reorganizing 1784 Fund are, for any reason, not transferred to its Corresponding Galaxy Fund at the Applicable Effective Time of the Reorganization with respect to such funds, 1784 shall cause such Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

        (b) Delivery by each Continuing 1784 Fund of its respective Assets to its Corresponding Galaxy Fund, delivery by each such Corresponding Galaxy Fund, of its respective Galaxy Fund Shares to such Continuing 1784 Fund, and the liquidation of each such Continuing 1784 Fund, in each case, pursuant to
    Section 2 hereof, shall occur at the opening of business on the next business day following the Second Valuation Time (or on such other date following the Second Valuation Time as is agreed to in writing by an authorized officer of each of the parties). The date and time at which the above-described actions are taken shall be the "Applicable Effective Time of the Reorganization" with respect to the Galaxy Shell Funds and the Continuing 1784 Funds. To the extent any Assets of any Continuing 1784 Fund are, for any reason, not transferred at the Applicable Effective Time of the Reorganization with respect to such funds, 1784 shall cause such Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

    7. TERMINATION OF 1784. Promptly following the Applicable Effective Time of the Reorganization with respect to the Galaxy Shell Funds and their Corresponding 1784 Funds, 1784 shall file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that 1784 has ceased to be an investment company; provided that until such order is granted, 1784 shall continue to comply with all of its obligations as a registered investment company under the 1940 Act and under any and all other applicable state and federal securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). 1784 shall, promptly after the Applicable Effective Time of the Reorganization with respect to the Galaxy Shell Funds and their Corresponding 1784 Funds, file any final regulatory reports, including, but not limited to, any Form N-SAR and Rule 24f-2 Notice, with respect to such 1784 Fund(s). All reporting and other obligations of 1784 shall remain the exclusive responsibility of 1784 up to and including the date on which such 1784 Fund is deregistered and terminated. In addition, promptly following the Applicable Effective Time of the Reorganization with respect to the Galaxy Shell Funds and their Corresponding 1784 Funds, 1784 shall be terminated pursuant to
Article IX, Section 4 of its Agreement and Declaration of Trust and shall take all other steps necessary and proper to effect its complete termination. Without limiting the generality of the foregoing, (a) the affairs of 1784 shall be immediately wound up, its contracts discharged and its business liquidated; and
(b) the Trustees of 1784 shall execute and Galaxy shall lodge among the records of 1784 an instrument in writing setting forth the fact of such termination.

    8. CERTAIN REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF 1784. 1784, on behalf of itself and each of the 1784 Funds, represents, warrants, covenants and agrees as follows:

        (a) 1784 is a Massachusetts business trust duly created pursuant to its Agreement and Declaration of Trust for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of, and duly authorized to transact business in, the Commonwealth of Massachusetts.

        (b) 1784 is duly and appropriately registered with the SEC as an open-end, management investment company under the 1940 Act and its registration with the SEC as such an investment company is in full force and effect as of the date hereof.

        (c) 1784 currently has the power (i) to own all of its Assets, and
    (ii) subject to the approval of shareholders referred to in Section 10 hereof, to carry out and consummate the transactions contemplated herein. 1784 has all necessary federal, state and local authorizations, licenses and approvals necessary or desirable to carry on its business as such business is now being conducted and upon receipt by 1784 of an exemptive order under
    Section 17 of the 1940 Act, to consummate the transactions contemplated by this Agreement.

        (d) This Agreement has been duly and validly authorized, executed and delivered by 1784, and represents the legal, valid and binding obligation of 1784, enforceable against 1784 in accordance with the terms hereof, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and provided that the provisions of this Agreement intended to limit liability for particular matters to an investment portfolio and its assets, including but not limited to Sections 32 and 33 of this Agreement, may not be enforceable. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate the Agreement and Declaration of Trust or By-laws or any other organizational document of 1784 or any agreement, contract or other arrangement to which 1784 is a party or by which 1784 or its properties or Assets may be bound, subject or affected other than
    (i) that certain Credit Agreement dated as of August 14, 1998, as amended, between 1784 and The Chase Manhattan Bank and (ii) that certain Custodian Agreement, dated as of June 1, 1993 between 1784 and Bank Boston, N.A. and assigned to Investors Bank & Trust Company pursuant to an Instrument of Assignment and Assumption dated as of September 30, 1998.

        (e) Each 1784 Fund has elected to qualify, and has qualified as of and since its first taxable year, as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and each 1784 Fund currently qualifies, and shall continue to qualify, as a regulated investment company under such Part of the Code for its taxable year ending on the date on which the Applicable Effective Time of the Reorganization occurs. Each 1784 Fund has been a regulated investment company under such Part of the Code at all times since the end of the first taxable year when it first so qualified, and shall continue to be a regulated investment company under such Part of the Code at all times until the Applicable Effective Time of the Reorganization occurs with respect to such 1784 Fund.

        (f) All federal, state, local and foreign income, profits, franchise, sales, withholding, customs, transfer and other taxes, including, without limitation, interest, additions to tax, and penalties thereon, (collectively, "Taxes") that relate to the Assets of 1784 or of any 1784 Fund, and that are either due or properly shown to be due on any return filed by 1784 or of any 1784 Fund have been fully and timely paid or provided for; and to 1784's knowledge, there are no levies, liens, or other encumbrances relating to Taxes existing, threatened or pending with respect to the Assets of 1784 (or to any Assets of any 1784 Fund). All federal and other tax returns and reports of 1784 and each 1784 Fund required by law to be filed on or before the Applicable Effective Time of the Reorganization, have been or will be filed, and all federal and other taxes owed by 1784 on behalf of the 1784 Funds, have been or will be paid so far as due, and to the best of 1784's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

        (g) The financial statements of each of the 1784 Funds for its respective fiscal year ended May 31, 1999, examined by PricewaterhouseCoopers LLP, copies of which have been previously furnished to Galaxy, present fairly (i) the financial condition of such 1784 Fund as of the date indicated therein and (ii) the results of operations of such 1784 Fund for the periods indicated, in the case of both (i) and (ii), in conformity with generally accepted accounting principles consistently applied.

        (h) Prior to or as of the First Valuation Time, each of the Reorganizing 1784 Funds shall have declared a dividend or dividends, with a record date and ex-dividend date prior to or as of the First Valuation Time, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment company income, if any, for the taxable periods or years ended on or before May 31, 1999 and for the period from said date to and including the Applicable Effective Time of the Reorganization (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in taxable periods or years ended on or before May 31, 1999 and in the period from said date to and including the Applicable Effective Time of the Reorganization.

        (i) At the Applicable Valuation Time and the Applicable Effective Time of the Reorganization with respect to each 1784 Fund, all liabilities of such 1784 Fund which are required to be reflected in the net asset value per share of such 1784 Fund in accordance with applicable law are reflected in the net asset value per share of such 1784 Fund.

        (j) To 1784's knowledge, there are currently, and at the Applicable Valuation Time and the Applicable Effective Time of the Reorganization with respect to each 1784 Fund there shall be, no legal, administrative or other proceedings or investigations pending or threatened against or otherwise involving 1784 or any 1784 Fund which could result in liability on the part of 1784 or a 1784 Fund.

        (k) Subject to the approvals of shareholders referred to in Section 10, at both the First Valuation Time and the Applicable Effective Time of the Reorganization with respect to each Reorganizing 1784 Fund, 1784, on behalf of each Reorganizing 1784 Fund, shall have full right, power and authority to sell, assign, transfer and deliver the Assets of such Reorganizing 1784 Fund. Upon delivery and payment for the Assets of the Reorganizing 1784 Funds as contemplated in Section 2(b) above, each Corresponding Galaxy Fund shall acquire good and marketable title to the Assets of its Corresponding 1784 Fund, in each case, free and clear of all liens and encumbrances, and subject to no restrictions on the ownership or transfer thereof (except as imposed by federal or state securities laws).

        (l) Subject to the approvals of shareholders referred to in Section 10, at both the Second Valuation Time and the Applicable Effective Time of the Reorganization with respect to each Continuing 1784 Fund, 1784, on behalf of each Continuing 1784 Fund, shall have full right, power and authority to sell, assign, transfer and deliver the Assets of such Continuing 1784 Fund. Upon delivery and payment for the Assets of the Continuing 1784 Fund, as contemplated in Section 2(b) above, each Shell Galaxy Fund shall acquire good and marketable title to the Assets of its Corresponding 1784 Fund, in each case, free and clear of all liens and encumbrances, and subject to no restrictions on the ownership or transfer thereof (except as imposed by federal or state securities laws).

        (m) No consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation by 1784 and by each 1784 Fund of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act, or state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

        (n) The registration statement filed by Galaxy on Form N-14 relating to the shares of each Galaxy Fund that will be registered with the SEC pursuant to this Agreement, together with any and all supplements and amendments thereto and the documents contained or incorporated therein by reference, as supplemented and amended, including, without limitation, the proxy statement of 1784 and the prospectuses of 1784 and Galaxy with respect to the transactions contemplated by this Agreement (such registration statement, together with such supplements and amendments and the documents contained therein or incorporated therein by reference, as supplemented and amended, the "N-14 Registration Statement") shall, on the effective date of the N-14 Registration Statement, at the time of the shareholders' meeting referred to in Section 10 hereof and at the Applicable Effective Time of the Reorganization, with respect to 1784 or any of the 1784 Funds: (i) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, and applicable state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder), and (ii) not contain any untrue statement of a material fact or omit to state a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading.

        (o) All of the issued and outstanding shares of each of the 1784 Funds have been duly and validly issued, are fully paid and non-assessable by 1784 (except that shareholders of a 1784 Fund may under certain circumstances be held personally liable for its obligations), and were offered for sale and sold in conformity with all applicable federal and state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). All shares of any 1784 Fund issued on or after the date hereof shall be duly and validly issued, fully paid and non-assessable by 1784 (except that shareholders of a 1784 Fund may under certain circumstances be held personally liable for its obligations) and offered for sale and sold in conformity with all applicable federal and state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). No shareholder of any of the 1784 Funds currently has, or will hereafter have, any statutory or contractual preemptive right of subscription or purchase in respect of any shares of any 1784 Fund.

        (p) 1784 shall not sell or otherwise dispose of any Galaxy Fund Shares received in the transactions contemplated herein, except in distribution to the Recordholders as contemplated herein.

    9. CERTAIN REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF GALAXY. Galaxy, on behalf of itself and each of the Galaxy Funds, represents, warrants, covenants and agrees as follows:

        (a) Galaxy is a Massachusetts business trust duly created pursuant to its Declaration of Trust for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of, and duly authorized to transact business in, the Commonwealth of Massachusetts.

        (b) Galaxy is duly and appropriately registered with the SEC as an open-end, management investment company under the 1940 Act and its registration with the SEC as such an investment company is in full force and effect as of the date hereof.

        (c) Galaxy currently has the power to own all of its Assets and to carry out and consummate the transactions contemplated herein. Galaxy has all necessary federal, state and local authorizations, licenses and approvals necessary or desirable to carry on its business as such business is now being conducted and upon receipt by Galaxy of an exemptive order under
    Section 17 of the 1940 Act, to consummate the transactions contemplated by this Agreement.

        (d) This Agreement has been duly and validly authorized, executed and delivered by Galaxy, and represents the legal, valid and binding obligation of Galaxy, enforceable against Galaxy in accordance with the terms hereof, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and provided that the provisions of this Agreement intended to limit liability for particular matters to an investment portfolio and its assets, including but not limited to Sections 32 and 33 of this Agreement, may not be enforceable. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or Code of Regulations or any other organizational document of Galaxy, or any agreement, contract or other arrangement to which Galaxy is a party or by which Galaxy or its properties or Assets may be bound, subject or affected.

        (e) Each Galaxy Fund has elected to qualify, and has qualified as of and since its first taxable year, as a regulated investment company under Part I of Subchapter M of the Code, and each Galaxy Fund has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified. Each Galaxy Fund currently qualifies, and shall continue to qualify, as a regulated investment company under the Code.

        (f) All Taxes that relate to the Assets of Galaxy or of any Galaxy Fund, and that are either due or properly shown to be due on any return filed by Galaxy or of any Galaxy Fund have been fully and timely paid or provided for; and to Galaxy's knowledge, there are no levies, liens, or other encumbrances relating to Taxes existing, threatened or pending with respect to the Assets of Galaxy (or to any Assets of any Galaxy Fund). All federal and other tax returns and reports of Galaxy and each Galaxy Fund required by law to be filed on or before the Applicable Effective Time of the Reorganization, have been or will be filed, and all federal and other taxes owed by Galaxy on behalf of the Galaxy Funds, have been or will be paid so far as due, and to the best of Galaxy's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

        (g) The financial statements of each of the Galaxy Funds for its respective fiscal year ended October 31, 1999, examined by Ernst & Young LLP, copies of which have been previously furnished to 1784 Funds, present fairly (i) the financial condition of such Galaxy Fund as of the date indicated therein and (ii) the results of operations of such Galaxy Fund for the periods indicated, in the case of both (i) and (ii), in conformity with generally accepted accounting principles consistently applied.

        (h) At the Applicable Valuation Time and the Applicable Effective Time of the Reorganization with respect to each Galaxy Fund, all liabilities of such Galaxy Fund which are required to be reflected in the net asset value per share of the Galaxy Fund Shares issued by such Galaxy Fund pursuant to this Agreement in accordance with applicable law are reflected in the net asset value per share of such Galaxy Fund.

        (i) To Galaxy's knowledge, there are currently, and at the Applicable Valuation Time and the Applicable Effective Time of the Reorganization with respect to each Galaxy Fund there shall be, no legal, administrative or other proceedings or investigations pending or threatened against or otherwise involving Galaxy or any Galaxy Fund which could result in liability on the part of Galaxy or a Galaxy Fund.

        (j) No consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation by Galaxy and by each Galaxy Fund of the transactions contemplated by this Agreement except as may be required by the 1933 Act, 1934 Act, the 1940 Act or state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

        (k) On the effective date of the N-14 Registration Statement, at the time of the shareholders' meeting referred to in Section 10 hereof and at the Applicable Effective Time of the Reorganization, with respect to Galaxy or any of the Galaxy Funds, the N-14 Registration Statement shall:
    (i) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, and applicable state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder), and (ii) not contain any untrue statement of a material fact or omit to state a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading.

        (l) The Galaxy Fund Shares to be issued and delivered to each 1784 Fund pursuant to the terms hereof, shall have been duly authorized as of the Applicable Effective Time of the Reorganization, and, when so issued and delivered, shall be registered under the 1933 Act, duly and validly issued, and fully paid and non-assessable by Galaxy (except that shareholders of a Galaxy Fund may under certain circumstances be held personally liable for its obligations), and no shareholder of any Galaxy Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

        (m) For the period beginning at the Applicable Effective Time of the Reorganization with respect to the Galaxy Shell Funds and the Continuing 1784 Funds and ending not less than six years thereafter, Galaxy shall provide or cause to be provided, liability coverage for the officers and trustees of 1784 which covers the actions of such trustees and officers of 1784 for the period they served as such and is at least comparable to the liability coverage currently applicable to the trustees and officers of 1784. Galaxy agrees that all rights to indemnification existing in favor of the 1784 Trustees, acting in their capacities as such, under 1784's Agreement and Declaration of Trust as in effect as of the date of this Agreement shall survive the Reorganization as obligations of Galaxy, shall continue in full force and effect without any amendment thereto, and shall constitute rights which may be asserted against Galaxy.

    10. SHAREHOLDER ACTION ON BEHALF OF THE 1784 FUNDS. As soon as practicable after the effective date of the N-14 Registration Statement, but in any event prior to the Applicable Effective Time of the Reorganization, and as a condition to the consummation of the transactions contemplated hereby, the Board of

Trustees of 1784 shall call, and subject to obtaining any necessary quorum, 1784 shall hold, a meeting of the shareholders of each of the 1784 Funds for the purpose of considering and voting upon:

        (a) Approval of this Agreement and the transactions contemplated hereby, including, without limitation, the transfer by such 1784 Fund to its Corresponding Galaxy Fund, of the Assets belonging to such 1784 Fund and the assumption by such Corresponding Galaxy Fund of the Liabilities of such 1784 Fund in exchange for the Galaxy Fund Shares issued by such Corresponding Galaxy Fund to such 1784 Fund, in each case, in accordance with, and at the respective times set forth in, Section 2 hereof.

        (b) The liquidation of such 1784 Fund through the distribution of the Galaxy Fund Shares received by such 1784 Fund, to the Recordholders of the 1784 Fund as described in this Agreement.

        (c) Such other matters as may be determined by the Boards of Trustees of the parties.

    11. N-14 REGISTRATION STATEMENT. Galaxy shall file the N-14 Registration Statement after the N-14 Registration Statement has been approved by 1784. Galaxy and 1784 have cooperated and shall continue to cooperate with each other, and have furnished and shall continue to furnish each other with the information relating to themselves that is required by the 1933 Act, the 1934 Act, the 1940 Act and state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder) to be included in the N-14 Registration Statement (or that is necessary to ensure that the N-14 Registration Statement does not contain any untrue statement of a material fact and/or to ensure that the N-14 Registration Statement does not omit to state a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading).

    12. GALAXY CONDITIONS. The obligations of Galaxy (and of each respective Galaxy Fund) hereunder shall be subject to the following conditions precedent:

        (a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Trustees of 1784 (including the determinations required by Rule 17a-8(a) under the 1940 Act) and by the shareholders of each of the 1784 Funds, in each case, in the manner required by law.

        (b) 1784 shall have duly executed and delivered to Galaxy, on behalf of each 1784 Fund, such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as Galaxy may reasonably deem necessary or desirable to transfer to the Corresponding Galaxy Fund of such 1784 Fund all of the right, title and interest of such 1784 Fund in and to the respective Assets of such 1784 Fund. In each case, the Assets of each 1784 Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

        (c) All representations and warranties of 1784 made in this Agreement shall be true and correct in all material respects on the date hereof, on the Applicable Valuation Time and on the Applicable Effective Time of the Reorganization as if made at and as of such date, and 1784 shall have complied, in all material respects, with all of its covenants hereunder. As of the Applicable Valuation Time and at the Applicable Effective Time of the Reorganization, there shall have been no material adverse change in the financial position of any 1784 Fund or of 1784 since the date of the financial statements referred to in Section 8(g), other than those changes (including, without limitation, changes due to net redemptions) incurred in the ordinary course of business as an investment company since the date of the financial statements referred to in Section 8(g). At the Applicable Effective Time of the Reorganization, Galaxy shall have received a certificate from the President or Vice President of 1784, dated as of such date, certifying on behalf of 1784, that as of such date each of the conditions set forth in Section 8 and in this Section 12 have been, and continue to be, met.

        (d) Galaxy shall have received opinions of Bingham Dana LLP, addressed to Galaxy, in form and substance reasonably satisfactory to Galaxy, and dated the Applicable Effective Time of the Reorganization, to the effect that as of the date of such opinion, and subject to qualifications and conditions reasonably acceptable to Galaxy: (i) 1784 is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; (ii) the shares of each Reorganizing or Continuing 1784 Fund, as appropriate, outstanding at the Applicable Effective Time of the Reorganization are duly authorized, validly issued, fully paid and non-assessable by such 1784 Fund (except that shareholders of a 1784 Fund may under certain circumstances be held personally liable for its obligations), and to such counsel's knowledge, no shareholder of any 1784 Fund has any statutory preemptive right to subscription or purchase in respect thereof; (iii) this Agreement and the Transfer Documents have been duly and validly authorized, executed and delivered by 1784 and represent the legal, valid and binding obligations of 1784, enforceable against 1784 in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, marshalling, fraudulent transfer or conveyance and similar laws relating to or affecting creditors' rights and remedies generally and court decisions with respect thereto, and such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, as to the enforceability of any provision of the Agreement relating to remedies after default, as to the availability of any specific or equitable relief of any kind, or with respect to the provisions of this Agreement intended to limit liability for particular matters to a 1784 Fund and its Assets, including but not limited to Sections 32 and 33 of this Agreement; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Agreement and Declaration of Trust or By-laws of 1784 or except as may be noted in such opinion, any material agreement known to counsel to which 1784 is a party or by which 1784 may be bound; and (v) to such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by 1784 of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Massachusetts state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). Such opinion may rely on a certificate of a 1784 Trustee or the President or Vice President of 1784 as to factual matters.

        (e) The N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Galaxy, contemplated by the SEC, and the parties shall have received all permits, licenses and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement and all such permits, licenses and other authorizations shall be in full force and effect at such time.

        (f) At the Applicable Effective Time of the Reorganization, 1784 has, as of such date, performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by 1784 prior to or at the Applicable Valuation Time and the Applicable Effective Time of the Reorganization and Galaxy shall have received a certificate from the President or Vice President of 1784, dated as of such date, certifying that the conditions set forth in clause (f) has been satisfied.

        (g) 1784's agreements with each of its service contractors shall have terminated at the Applicable Effective Time of the Reorganization with respect to the Galaxy Shell Funds and the Continuing 1784 Funds and each party has received reasonable assurance that no claim for damages (liquidated or otherwise) will arise as a result of such termination.

        (h) Galaxy shall have received the tax opinion provided for in Section 14 hereof.

        (i) Galaxy shall have received any necessary exemptive relief from the SEC with respect to Section 17(a) of the 1940 Act.

        13. 1784 CONDITIONS. The obligations of 1784 (and of each respective 1784 Fund) hereunder shall be subject to the following conditions precedent:

        (a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Trustees of Galaxy (including the determinations required by Rule 17a-8(a) under the 1940 Act) and by the shareholders of each of the 1784 Funds, in each case, in the manner required by law and further provided that a majority of the shares of those shareholders of each 1784 Fund who will receive BKB Shares and a majority of the shares of those shareholders of each 1784 Fund who will receive Trust Shares shall have separately voted upon and approved this Agreement.

        (b) All representations and warranties of Galaxy made in this Agreement shall be true and correct in all material respects on the date hereof, on the Applicable Valuation Time and on the Applicable Effective Time of the Reorganization as if made at and as of such date, and Galaxy shall have complied, in all material respects, with all of its covenants hereunder. As of the Applicable Valuation Time and at the Applicable Effective Time of the Reorganization, there shall have been no material adverse change in the financial position of any Galaxy Fund or of Galaxy since the date of the financial statements referred to in Section 9(g) other than those changes (including, without limitation, changes due to net redemptions) incurred in the ordinary course of business as an investment company since the date of the financial statements referred to in Section 9(g). At the Applicable Effective Time of the Reorganization, 1784 shall have received a certificate from the President or Vice President of Galaxy, dated as of such date, certifying on behalf of Galaxy, that as of such date each of the conditions set forth in Section 9 and in this Section 13 have been, and continue to be, met.

        (c) 1784 shall have received opinions of Drinker Biddle & Reath LLP, addressed to 1784 in form and substance reasonably satisfactory to 1784 and dated the Applicable Effective Time of the Reorganization, to the effect that as of the date of such opinion, and subject to qualifications and conditions reasonably acceptable to 1784: (i) Galaxy is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; (ii) the shares of each Existing or Shell Galaxy Fund, as appropriate, to be delivered to its Corresponding 1784 Fund are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by such Galaxy Fund (except that shareholders of a Galaxy Fund may under certain circumstances be held personally liable for its obligations), and, to such counsel's knowledge, no shareholder of any Galaxy Fund has any statutory preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly and validly authorized, executed and delivered by Galaxy and represents the legal, valid and binding obligation of Galaxy, enforceable against Galaxy in accordance with the terms hereof, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, marshalling, fraudulent transfer or conveyance and similar laws relating to or affecting creditors' rights and remedies generally and court decisions with respect thereto, and such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, as to the enforceability of any provision of the Agreement relating to remedies after default, as to the availability of any specific or equitable relief of any kind, or with respect to the provisions of this Agreement intended to limit liability for particular matters to a Galaxy Fund and its Assets, including but not limited to Sections 32 and 33 of this Agreement; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or Code of Regulations of Galaxy, or any material agreement known to such counsel to which Galaxy is a party or by which Galaxy may be bound; and (v) to such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by Galaxy of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Massachusetts state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). Such opinion may rely on the opinion of Ropes & Gray to the extent set forth in such opinion.

        (d) The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted, or, to the knowledge of 1784, contemplated by the SEC, and the parties shall have received all permits, licenses and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement, and all such permits, licenses and other authorizations shall be in full force and effect at such time.

        (e) At the Applicable Effective Time of the Reorganization, Galaxy has, as of such date, performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by Galaxy prior to or at the Applicable Valuation Time and the Applicable Effective Time of the Reorganization and 1784 shall have received a certificate from the President or Vice President of Galaxy, dated as of such date, certifying that the conditions set forth in this clause
    (e) has been satisfied.

        (f) 1784 shall have received the tax opinion provided for in Section 14 hereof.

        (g) 1784 shall have received any necessary exemptive relief from the SEC with respect to Section 17(a) of the 1940 Act.

    14. TAX OPINION. Galaxy and 1784 Funds shall receive an opinion of Drinker Biddle & Reath LLP addressed to both Galaxy and 1784 in a form reasonably satisfactory to them, and dated as of the Applicable Effective Time of the Reorganization, substantially to the effect that on the basis of facts, representations, and assumptions set forth in such opinion:

        (a) The Reorganization will consist of seventeen "reorganizations" within the meaning of Section 368(a) of the Code, and each 1784 Fund and the Corresponding Galaxy Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code with respect to such Reorganization;

        (b) In accordance with Section 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by any 1784 Fund upon the transfer of its Assets and Liabilities to the Corresponding Galaxy Fund in exchange for the Galaxy Fund Shares of the Corresponding Galaxy Fund;

        (c) In accordance with Section 1032(a) of the Code, no gain or loss will be recognized by each Galaxy Fund upon the receipt of the Assets and assumption of Liabilities of the Corresponding 1784 Fund in exchange for the Galaxy Fund Shares;

        (d) In accordance with Section 362(b) of the Code, the basis of each 1784 Fund's Assets received by the Corresponding Galaxy Fund pursuant to the Reorganization will be the same as the basis of those Assets in the hands of the 1784 Fund immediately prior to the Reorganization;

        (e) In accordance with Section 1223(2) of the Code, the holding period of each 1784 Fund's Assets in the hands of the Corresponding Galaxy Fund will include the period for which such assets have been held by the 1784 Fund;

        (f) In accordance with Section 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by any 1784 Fund on the distribution to its shareholders of the Galaxy Fund Shares to be received by the 1784 Fund in the Reorganization;

        (g) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of any 1784 Fund upon their receipt of the Corresponding Galaxy Fund Shares in exchange for such shareholders' shares of the 1784 Fund;

        (h) In accordance with Section 358(a)(1) of the Code, the basis of the Galaxy Fund Shares received by the shareholders of each Corresponding 1784 Fund will be the same as the basis of the 1784 Fund shares surrendered by such shareholders pursuant to the Reorganization;

        (i) In accordance with Section 1223(1) of the Code, the holding period for the Galaxy Fund Shares received by each 1784 Fund shareholder will include the period during which such shareholder held the 1784 Fund shares surrendered therefor, provided that such 1784 Fund shares are held as a capital asset in the hands of such 1784 Fund shareholder on the date of the exchange; and

        (j) Each Galaxy Fund will succeed to and take into account the tax attributes described in Section 381(c) of the Code of the Corresponding 1784 Fund as of the Applicable Effective Time of the Reorganization, subject to the conditions and limitations specified in the Code.

    In rendering such opinion described in this paragraph, Drinker Biddle & Reath LLP may require and, to the extent it deems necessary and appropriate, may rely, as to factual matters, upon representations made in certificates of Galaxy Funds and 1784 Funds, their affiliates, and principal shareholders.

    15. TAX DOCUMENTS. 1784 shall deliver to Galaxy at the Applicable Effective Time of the Reorganization, confirmations and/or other evidence satisfactory to Galaxy as to the adjusted tax basis of the Assets of each 1784 Fund delivered to a Galaxy Fund in accordance with the terms of this Agreement.

    16. FURTHER ASSURANCES. Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, delivering and/or causing to be delivered to the other party hereto each of the items required under this Agreement as a condition to such party's obligations hereunder. In addition, 1784 shall deliver or cause to be delivered to Galaxy, each account, book, record or other document of 1784 required to be maintained by 1784 pursuant to Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder (regardless of whose possession they are in) (the "Records"). Galaxy shall maintain such Records for the period required pursuant to Section
31(a) of the 1940 Act and Rule 31a-2 thereunder.

    17. TERMINATION AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of 1784 set forth in this Agreement shall terminate upon the consummation of the transactions contemplated herein. The representations and warranties of Galaxy contained in this Agreement shall survive the consummation of the transactions contemplated herein.

    18. TERMINATION OF AGREEMENT. This Agreement may be terminated by a party at any time at or prior to the Applicable Effective Time of the Reorganization by a vote of a majority of such party's Board of Trustees, as applicable, as provided below:

        (a) By Galaxy if the conditions set forth in Section 12 are not satisfied as specified in said Section;

        (b) By 1784 if the conditions set forth in Section 13 are not satisfied as specified in said Section; or

        (c) By mutual consent of both parties.

    If a party terminates this Agreement because one or more of its conditions have not been fulfilled, or if this Agreement is terminated by mutual consent, this Agreement will become null and void insofar as it is so terminated without any liability of any party to the other parties except as otherwise provided herein.

    19. AMENDMENT AND WAIVER. At any time prior to or (to the fullest extent permitted by law) after approval of this Agreement by the shareholders of 1784 in accordance with Section 10 hereof, (a) the parties hereto may, by written agreement authorized by their respective Boards of Trustees and with or without the approval of their shareholders, amend, modify or terminate any of the provisions of this Agreement, and (b) any party may waive any breach by any other party or any failure by any other party to satisfy any of the conditions to the obligations of the waiving party (such waiver to be in writing and authorized by an authorized officer of the waiving party) with or without the approval of such party's shareholders.

    20. GOVERNING LAW. This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of law principles of such state.

    21. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the respective successors and permitted assigns of the parties hereto. This Agreement and the rights, obligations and liabilities hereunder may not be assigned by any party without the prior written consent of all other parties.

    22. BENEFICIARIES. Nothing contained in this Agreement shall be deemed to create rights in persons not parties hereto (including, without limitation, any shareholder of Galaxy or 1784) other than (a) the Trustees of 1784 with respect to the covenants of Galaxy set forth in Section 9(m); and (b) the successors and permitted assigns of the parties. Nothing in this Section 22 is intended to limit the rights of shareholders of the 1784 Funds to maintain derivative actions with respect to this Agreement subject to, and in accordance with, applicable law.

    23. NOTICES. All notices required or permitted herein shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a recognized overnight courier service, in each case, properly addressed to the party entitled to receive such notice at the address or telecopier number stated below or to such other address or telecopier number as may hereafter be furnished in writing by notice similarly given by one party to the other party hereto:

           If to Galaxy:
           The Galaxy Fund
           4400 Computer Drive
           Westborough, Massachusetts 01581

           With copies to:
           W. Bruce McConnel, III, Esq.
           Drinker Biddle & Reath LLP
           One Logan Square
           18th & Cherry Streets
           Philadelphia, Pennsylvania 19103
           Telecopier Number: (215) 988-2757

           If to 1784:
           Boston 1784 Funds
           c/o SEI Investments Mutual Funds Services
           One Freedom Valley Drive
           Oaks, Pennsylvania 19458

           With copies to:
           Roger P. Joseph, Esq.
           Bingham Dana LLP
           150 Federal Street
           Boston, Massachusetts 02110
           Telecopier Number: (617) 951-8736
           and
           Marianne K. Smythe, Esq.
           Wilmer, Cutler & Pickering
           2445 M Street, N.W.
           Washington, DC 20037-1420
           Telecopier Number: (202) 663-6363

    24. EXPENSES AND WAIVERS. With regard to the expenses incurred by 1784 and Galaxy in connection with this Agreement and the transactions contemplated hereby, Fleet Investment Advisors Inc. shall bear such expenses or cause one of its affiliates to bear such expenses. Such expenses shall include but are not limited to (a) transaction costs incurred in connection with the sale of securities under paragraph 4(c) of this Agreement but only to the extent that such sales transactions were entered into because (i) a Galaxy Fund was not permitted to hold such securities pursuant to its stated investment objectives or policies; or (ii) the securities of the 1784 Fund when aggregated with its Corresponding Galaxy Fund would exceed certain percentage limitations to which the Galaxy Fund is subject; and (b) all expenses incurred to effect the termination of 1784 and the other actions required under section 7 of this Agreement. Fleet Investment Advisors, Inc. hereby agrees to waive shareholder servicing fees as needed to ensure that until the later of one year from the date of the reorganization or such time as the Galaxy Board of Trustees votes on the conversion of the BKB Shares to Retail A Shares, the Galaxy Funds total operating expense ratios will not exceed the pro forma after waiver expense ratios set forth in Table I-B of the N-14 Registration Statement.

    25. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

    26. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

    27. FAILURE OF ONE FUND TO CONSUMMATE THE TRANSACTIONS. Subject to the conditions set forth in this Agreement, and provided that the Reorganization shall continue to qualify for tax-free treatment under the Code and the opinion is delivered to Galaxy and 1784 as provided in Section 14 hereof, the failure of one fund to consummate the transactions contemplated hereby shall not affect the consummation or validity of the Reorganization with respect to any other fund, and the provisions of this Agreement shall be construed to effect this intent.

    28. NO BROKERS OR FINDERS. Each of the parties, on behalf of itself and of each of its funds, hereby represents and warrants to the other party hereto that that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    29. VALIDITY. Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

    30. EFFECT OF FACSIMILE SIGNATURE. A facsimile signature of an authorized officer of a party hereto on this Agreement and/or any Transfer Document shall have the same effect as if executed in the original by such officer.

    31. HEADINGS. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    32. GALAXY LIABILITY. The names "The Galaxy Fund" and "Trustees of The Galaxy Fund" refer respectively to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated March 31, 1986, which is hereby referred to and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and at the principal office of Galaxy. The obligations of Galaxy entered into in the name or on behalf thereof by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of Galaxy personally, but bind only the trust property, and all persons dealing with any series of shares of Galaxy must look solely to the trust property belonging to such series for the enforcement of any claims against Galaxy.

    Both parties specifically acknowledge and agree that any liability of Galaxy under this Agreement with respect to a particular Galaxy Fund, or in connection with the transactions contemplated herein with respect to a particular Galaxy Fund, shall be discharged only out of the assets of the particular Galaxy Fund and that no other portfolio of Galaxy shall be liable with respect thereto.

    33. 1784 LIABILITY. The names "Boston 1784 Funds" and "Trustees of The Boston 1784 Funds" refer respectively to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated February 5, 1993, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of 1784. The obligations of 1784 entered into in the name or on behalf thereof by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of 1784 personally, but bind only the trust property, and all persons dealing with any series of shares of 1784 must look solely to the trust property belonging to such series for the enforcement of any claims against 1784.

    Both parties specifically acknowledge and agree that any liability of 1784 under this Agreement with respect to a 1784 Fund, or in connection with the transactions contemplated herein with respect to a particular 1784 Fund, shall be discharged only out of the assets of the particular 1784 Fund and that no other portfolio of 1784 shall be liable with respect thereto.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written above.

                                                       THE GALAXY FUND

                                                       By:
                                                            -----------------------------------------
                                                            Name:
                                                            Title:

                                                       BOSTON 1784 FUNDS

                                                       By:
                                                            -----------------------------------------
                                                            Name:
                                                            Title:

                                                       FLEET INVESTMENT ADVISORS INC., hereby joins in
                                                       this Agreement with respect to, and agrees to
                                                       be bound by, Section 24.

                                                       By:
                                                            -----------------------------------------
                                                            Name:
                                                            Title:

                                   SCHEDULE A

COLUMN 1                                                                    COLUMN 2
--------                                                                    --------
                                                      GALAXY FUND AND
  1784 FUND                                             SHARE CLASS

BOSTON 1784 TAX-FREE MONEY MARKET FUND                GALAXY TAX-EXEMPT FUND
  Shares (purchased other than through an investment    BKB Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A.)

  Shares (purchased through an investment             Trust Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A.)

BOSTON 1784 U.S. TREASURY MONEY MARKET FUND           GALAXY U.S. TREASURY FUND
  Shares (purchased other than through an investment    BKB Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A.)

  Shares (purchased through an investment             Trust Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A.)

BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET  GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND
  FUND                                                  Shares
  Shares

BOSTON 1784 PRIME MONEY MARKET FUND                   GALAXY MONEY MARKET FUND
  Shares (purchased other than through an investment    BKB Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A.)

  Shares (purchased through an investment             Trust Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A.)

BOSTON 1784 INSTITUTIONAL PRIME MONEY MARKET FUND     GALAXY INSTITUTIONAL MONEY MARKET FUND
  Shares                                                Shares

BOSTON 1784 SHORT-TERM INCOME FUND                    GALAXY SHORT-TERM BOND FUND
  Shares (purchased other than through an investment    BKB Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A.)

  Shares (purchased through an investment             Trust Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A.)

COLUMN 1                                                                    COLUMN 2
--------                                                                    --------
BOSTON 1784 INCOME FUND                               GALAXY HIGH QUALITY BOND FUND
  Shares (purchased other than through an investment    BKB Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A.)

  Shares (purchased through an investment             Trust Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A.)

BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND   GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
  Shares (purchased other than through an investment    BKB Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A.)

  Shares (purchased through an investment             Trust Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A.)

BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND        GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND
  Shares (purchased other than through an investment    BKB Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A.)

  Shares (purchased through an investment             Trust Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A.)

BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND        GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
  Shares (purchased other than through an investment    BKB Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A.)

  Shares (purchased through an investment             Trust Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A.)

BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND            GALAXY FLORIDA MUNICIPAL BOND FUND
  Shares                                                Shares

BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND      GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
  Shares (purchased other than through an investment    FUND
  management, trust, custody or other agency            BKB Shares
  relationship with BankBoston, N.A.)

  Shares (purchased through an investment             Trust Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A.)

BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND       GALAXY RHODE ISLAND MUNICIPAL BOND FUND
  Shares (purchased other than through an investment    BKB Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A.)

COLUMN 1                                                                    COLUMN 2
--------                                                                    --------
  Shares (purchased through an investment             Trust Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A.)

BOSTON 1784 ASSET ALLOCATION FUND                     GALAXY ASSET ALLOCATION FUND
  Shares (purchased other than through an investment    BKB Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A.)

  Shares (purchased through an investment             Trust Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A.)

BOSTON 1784 GROWTH AND INCOME FUND                    GALAXY GROWTH AND INCOME FUND
  Shares (purchased other than through an investment    BKB Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A.)

  Shares (purchased through an investment             Trust Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A.)

BOSTON 1784 GROWTH FUND                               GALAXY GROWTH FUND II
  Shares (purchased other than through an investment    BKB Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A.)

  Shares (purchased through an investment             Trust Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A.)

BOSTON 1784 INTERNATIONAL EQUITY FUND                 GALAXY INTERNATIONAL EQUITY FUND
  Shares (purchased other than through an investment    BKB Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A.)

  Shares (purchased through an investment             Trust Shares
  management, trust, custody or other agency
  relationship with BankBoston, N.A.)

                                   SCHEDULE B
                                THE GALAXY FUND
                                   ("GALAXY")
                              AMENDED AND RESTATED
                  PLAN PURSUANT TO RULE 18f-3 FOR OPERATION OF
                              A MULTI-CLASS SYSTEM

                                I.  INTRODUCTION

    On February 23, 1995, the Securities and Exchange Commission (the "Commission") promulgated Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), which permits the creation and operation of a multi-class distribution structure without the need to obtain an exemptive order under Section 18 of the 1940 Act. Rule 18f-3, which became effective on April 3, 1995, requires an investment company to file with the Commission a written plan specifying all of the differences among the classes, including the various services offered to shareholders, the different distribution arrangements for each class, the methods for allocating expenses relating to those differences and any conversion features or exchange privileges. On
May 25, 1995, the Board of Trustees of Galaxy authorized Galaxy to operate its multi-class distribution structure in compliance with Rule 18f-3. On
October 10, 1995, Galaxy filed a Plan pursuant to Rule 18f-3 for operation of a multi-class system (the "Prior Plan"), which had been approved by the Board of Trustees of Galaxy on September 7, 1995, with the Commission. Prior to the filing of the Prior Plan, Galaxy operated a multi-class distribution structure pursuant to an exemptive order granted by the Commission on February 19, 1992. The Amended and Restated Plan pursuant to Rule 18f-3 for operation of a multi-class system presented herewith, which was approved by the Board of Trustees of Galaxy on January 25, 2000, supersedes the Prior Plan and any subsequent Plans pursuant to Rule 18f-3 approved by the Board of Trustees of Galaxy prior to January 25, 2000.

                           II.  ATTRIBUTES OF CLASSES

1. GENERALLY

    EQUITY FUNDS

    Galaxy shall offer (a) six classes of shares--Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares, BKB Shares and Trust Shares--in the Asset Allocation Fund, Growth and Income Fund, and International Equity Fund,
(b) five classes of shares--Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and Trust Shares--in the Equity Value Fund, Equity Growth Fund, Equity Income Fund, Small Company Equity Fund, Small Cap Value Fund and Strategic Equity Fund, (c) four classes of shares--Retail A Shares, Retail B Shares, BKB Shares and Trust Shares--in the Growth Fund II and (d) three classes of shares--Retail A Shares, Retail B Shares and Trust Shares--in the MidCap Equity Fund (each a "Fund" and collectively, the "Equity Funds").

    BOND FUNDS

    Galaxy shall offer (a) six classes of shares--Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares, BKB Shares and Trust Shares--in the Short-Term Bond Fund, Intermediate Government Income Fund and High Quality Bond Fund, (b) five classes of shares--Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and Trust Shares--in the Tax-Exempt Bond Fund, (c) three classes of shares--Retail A Shares, BKB Shares and Trust Shares--in the Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund, and (d) two classes of shares--Retail A Shares and Trust Shares--in the Corporate Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund and Massachusetts Municipal Bond Fund (each a "Fund" and collectively, the "Bond Funds").

    MONEY MARKET FUNDS

    Galaxy shall offer (a) four classes of shares--Retail A Shares, Retail B Shares, BKB Shares and Trust Shares--in the Money Market Fund, (b) three classes of shares--Retail A Shares, BKB Shares and Trust Shares--in the Tax-Exempt Fund and U.S. Treasury Fund, (c) two classes of shares--Retail A Shares and Trust Shares--in the Government Fund, and (d) two classes of shares--Retail A Shares and Prime Shares--in the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund and New York Municipal Money Market Fund (each a "Fund" and collectively, the "Money Market Funds").

    In general, shares of each class shall be identical except for different expense variables (which will result in different returns for each class), certain related rights and certain shareholder services. More particularly, the Retail A Shares, the Retail B Shares, the Prime A Shares, the Prime B Shares, the BKB Shares, the Prime Shares and/or the Trust Shares of each Fund shall represent interests in the same portfolio of investments of the particular Fund, and shall be identical in all respects, except for: (a) the impact of
(i) expenses assessed to a class pursuant to the Shareholder Services Plan, Distribution and Services Plan or Distribution Plan adopted for that class,
(ii) transfer agency expenses, and (iii) any other incremental expenses identified from time to time that should be properly allocated to one class so long as any changes in expense allocations are reviewed and approved by a vote of the Board of Trustees, including a majority of the independent Trustees; (b) the fact that (i) the Retail A Shares shall vote separately on any matter submitted to holders of Retail A Shares that pertains to the Shareholder Services Plan adopted for that class; (ii) the Retail B Shares shall vote separately on any matter submitted to holders of Retail B Shares that pertains to the Distribution and Services Plan adopted for that class; (iii) the Prime A Shares shall vote separately on any matter submitted to holders of Prime A Shares that pertains to the Distribution Plan adopted for that class; (iv) the Prime B Shares shall vote separately on any matter submitted to holders of B Prime Shares that pertains to the Distribution and Services Plan adopted for that class; (v) the Prime Shares shall vote separately on any matter submitted to holders of Prime Shares that pertains to the Distribution and Services Plan adopted for that class; (vi) the BKB Shares shall vote separately on any matter submitted to holders of BKB Shares that pertains to the Shareholder Services Plan adopted for that class; (vii) the Trust Shares shall vote separately on any matter submitted to holders of Trust Shares that pertains to the Shareholder Services Plan adopted for that class; and (viii) each class shall vote separately on any matter submitted to shareholders that pertains to the class expenses borne by that class; (c) the exchange privileges of each class of shares; (d) the designation of each class of shares; and (e) the different shareholder services relating to a class of shares.

2. DISTRIBUTION ARRANGEMENTS, EXPENSES AND SALES CHARGES

    (a) EQUITY FUNDS

    RETAIL A SHARES

    Retail A Shares of the Equity Funds shall be offered to individuals or corporations who submit a purchase application to Galaxy, purchasing directly either for their own accounts or for the accounts of others ("Direct Investors") and shall be offered to FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., FleetBoston Financial Corporation, its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker-dealers ("Institutions") who purchase the shares on behalf of their customers ("Customers") who are the beneficial owners of the shares.

    Retail A Shares of the Equity Funds shall be subject to a front-end sales charge which shall not initially exceed 3.75% of the offering price of Retail A Shares of those Funds (subject to the reductions and exemptions described in the prospectus and Statement of Additional Information ("SAI") for such Shares). When the aggregate offering price of Retail A Shares of the Equity and Bond Funds purchased by an investor qualifies the investor to purchase such Retail A Shares without payment of a front-end sales charge, a contingent deferred sales charge of 1% may be imposed if such Retail A Shares are redeemed within one year of purchase.

    Retail A Shares of the Equity Funds shall further be subject to a fee payable pursuant to the Shareholder Services Plan adopted for that class of up to .25% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the distributor; (b) processing dividend payments from an Equity Fund;
(c) providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and (d) providing periodic mailings to Customers.

    Retail A Shares of the Equity Funds shall further be subject to a separate fee payable pursuant to the same Shareholder Services Plan adopted for that class of up to .25% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such separate fee may include: (a) providing Customers with information as to their positions in Retail A Shares;
(b) responding to Customer inquiries; and (c) providing a service to invest the assets of Customers in Retail A Shares.

    Galaxy shall initially limit the total fees payable by Retail A Shares of the Equity Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .30% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions.

    RETAIL B SHARES

    Retail B Shares of the Equity Funds shall be offered to Direct Investors and to Institutions who purchase the shares on behalf of Customers who are the beneficial owners of the shares.

    Retail B Shares of the Equity Funds, if redeemed within six years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.0% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares).

    Retail B Shares of the Equity Funds shall be further subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class
(a) for distribution expenses, which shall not initially exceed .65% (on an annualized basis) of the average daily net asset value of the Equity Funds' respective outstanding Retail B Shares, (b) for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the respective Equity Funds that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Retail B Shares, and (c) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the respective Equity Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers'
Retail B Shares.

    Galaxy shall initially limit the total fees payable by Retail B Shares of the Equity Funds for shareholder liaison services and administrative support services pursuant to the Distribution and Services Plan adopted for that class to an amount not to exceed .30% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by customers of Service Organizations.

    Shareholder liaison services provided under the Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD"), such as responding to customer inquiries and providing information on their investments.

    Administrative support services provided under the Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Retail B Shares; (b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Retail B Shares; (d) processing dividend payments; (e) providing sub-accounting services for Retail B Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

    PRIME A SHARES

    Prime A Shares of the Equity Funds shall be offered through selected broker-dealers to individual or institutional customers.

    Prime A Shares of the Equity Funds shall be subject to a front-end sales charge which shall not initially exceed 5.50% of the offering price of Prime A Shares of those Funds (subject to the reductions and exemptions described in the prospectus and SAI for such Shares). When the aggregate offering price of Prime A Shares of the Equity and Bond Funds purchased by an investor qualifies the investor to purchase such Prime A Shares without payment of a front-end sales charge, a contingent deferred sales charge of 1% may be imposed if such Prime A Shares are redeemed within one year of purchase.

    Prime A Shares of the Equity Funds shall further be subject to a fee payable pursuant to the Distribution Plan adopted for that class for distribution expenses, which shall not initially exceed .30% (on an annualized basis) of the average daily net asset value of the Equity Funds' respective outstanding Prime A Shares.

    PRIME B SHARES

    Prime B Shares of the Equity Funds shall be offered through selected broker-dealers to individual or institutional customers.

    Prime B Shares of the Equity Funds, if redeemed within six years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.0% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares).

    Prime B Shares of the Equity Funds shall be further subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution expenses, which shall not initially exceed .75% (on an annualized basis) of the average daily net asset value of the Equity Funds' respective outstanding Prime B Shares, (b) for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Prime B Shares of the respective Equity Funds that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Prime B Shares, and (c) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Prime B Shares of the respective Equity Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Prime B Shares.

    Galaxy shall initially limit the total fees payable by Prime B Shares of the Equity Funds for shareholder liaison services and administrative support services pursuant to the Distribution and Services Plan adopted for that class to an amount not to exceed .25% (on an annualized basis) of the average daily net asset value of Prime B Shares owned of record or beneficially by customers of Service Organizations.

    Shareholder liaison services provided under the Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Conduct Rules of the NASD, such as responding to customer inquiries and providing information on their investments.

    Administrative support services provided under the Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Prime B Shares; (b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Prime B Shares; (d) processing dividend payments; (e) providing subaccounting services for Prime B Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

    BKB SHARES

    BKB Shares of the Equity Funds shall be issued to retail shareholders of corresponding portfolios of the Boston 1784 Funds (the "1784 Funds") in connection with the reorganization of the 1784 Funds into Galaxy (the "Galaxy/1784 Reorganization"). Following the Galaxy/1784 Reorganization, BKB Shares of the Equity Funds shall be available for purchase only by those shareholders who received BKB Shares in the Galaxy/1784 Reorganization.

    BKB Shares of the Equity Funds shall not be subject to a sales charge.

    BKB Shares of the Equity Funds shall be subject to a fee payable pursuant to the Shareholder Services Plan adopted for that class for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such fee may include:
(a) providing Customers with information as to their positions in BKB Shares;
(b) responding to Customer inquiries; and (c) providing a service to invest the assets of Customers in BKB Shares.

    BKB Shares of the Equity Funds shall be subject to a separate fee payable pursuant to the same Shareholder Services Plan adopted for that class for administrative support for services, which shall not initially exceed .25% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such separate fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the distributor; (b) processing dividend payments from an Equity Fund; (c) providing sub-accounting with respect to BKB Shares or the information necessary for sub-accounting; and (d) providing periodic mailings to Customers.

    Galaxy shall initially limit the total fees payable by BKB Shares of the Equity Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .30% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions.

    TRUST SHARES

    Trust Shares of the Equity Funds shall be offered to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of FleetBoston Financial Corporation and to participants in employer-sponsored defined contribution plans. Trust Shares of the International Equity Fund also shall be offered to clients, members and employees of Oechsle International Advisors, LLC, the sub-adviser to that Fund.

    Trust Shares of the Equity Funds shall not be subject to a sales charge and shall not initially be subject to the shareholder servicing fee payable pursuant to the Shareholder Services Plan adopted but not yet implemented with respect to that class.

    (b) BOND FUNDS

    RETAIL A SHARES

    Retail A Shares of the Bond Funds shall be offered to Direct Investors and shall be offered to Institutions who purchase shares on behalf of Customers. As of the date of filing of this Plan with the Commission, Retail A Shares of the Corporate Bond Fund shall not initially be offered to investors.

    Retail A Shares of the Bond Funds shall be subject to a front-end sales charge which shall not initially exceed 3.75% of the offering price of Retail A Shares of those Funds (subject to the reductions and exemptions described in the prospectus and SAI for such Shares). When the aggregate offering price of Retail A Shares of the Equity and Bond Funds purchased by an investor qualifies the investor to purchase such Retail A Shares without payment of a front-end sales charge, a contingent deferred sales charge of 1% may be imposed if such Retail A Shares are redeemed within one year of purchase.

    Retail A Shares of the Bond Funds shall further be subject to a fee payable pursuant to the Shareholder Services Plan adopted for that class of up to .15% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the distributor; (b) processing dividend payments from a Bond Fund; (c) providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and (d) providing periodic mailings to Customers.

    Retail A Shares of the Bond Funds shall further be subject to a separate fee payable pursuant to the same Shareholder Services Plan adopted for that class of up to .15% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such separate fee may include: (a) providing Customers with information as to their positions in Retail A Shares;
(b) responding to Customer inquiries; and (c) providing a service to invest the assets of Customers in Retail A Shares.

    Galaxy shall initially limit the total fees payable by Retail A Shares of the Bond Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .15% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions.

    RETAIL B SHARES

    Retail B Shares of the Bond Funds shall be offered to Direct Investors and to Institutions who purchase the shares on behalf of Customers who are the beneficial owners of the shares.

    Retail B Shares of the Bond Funds, if redeemed within six years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.0% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares).

    Retail B Shares of the Bond Funds shall be further subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution expenses, which shall not initially exceed .65% (on an annualized basis) of the average daily net asset value of the Bond Funds' respective outstanding Retail B Shares, (b) for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the respective Bond Funds that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Retail B Shares, and (c) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the respective Bond Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Retail B Shares.

    Galaxy shall initially limit the total fees payable by Retail B Shares of the Bond Funds for shareholder liaison services and administrative support services pursuant to the Distribution and Services Plan adopted for that class to an amount not to exceed .15% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by customers of Service Organizations.

    Shareholder liaison services provided under the Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Conduct Rules of the NASD, such as responding to customer inquiries and providing information on their investments.

    Administrative support services provided under the Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Retail B Shares; (b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Retail B Shares; (d) processing dividend payments; (e) providing subaccounting services for Retail B Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

    PRIME A SHARES

    Prime A Shares of the Bond Funds shall be offered through selected broker-dealers to individual or institutional customers.

    Prime A Shares of the Bond Funds shall be subject to a front-end sales charge which shall not initially exceed 4.75% of the offering price of Prime A Shares of those Funds (subject to the reductions and exemptions described in the prospectus and SAI for such Shares). When the aggregate offering price of Prime A Shares of the Equity and Bond Funds purchased by an investor qualifies the investor to purchase such Prime A Shares without payment of a front-end sales charge, a contingent deferred sales charge of 1% may be imposed if such Prime A Shares are redeemed within one year of purchase.

    Prime A Shares of the Bond Funds shall further be subject to a fee payable pursuant to the Distribution Plan adopted for that class for distribution expenses, which shall not initially exceed .30% (on an annualized basis) of the average daily net asset value of the Bond Funds' respective outstanding Prime A Shares.

    PRIME B SHARES

    Prime B Shares of the Bond Funds shall be offered through selected broker-dealers to individual or institutional customers.

    Prime B Shares of the Bond Funds, if redeemed within six years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.0% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares).

    Prime B Shares of the Bond Funds shall be further subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution expenses, which shall not initially exceed .75% (on an annualized basis) of the average daily net asset value of the Bond Funds' respective outstanding Prime B Shares, (b) for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Prime B Shares of the respective Bond Funds that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Prime B Shares, and (c) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Prime B Shares of the respective Bond Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Prime B Shares.

    Galaxy shall initially limit the total fees payable by Prime B Shares of the Bond Funds for shareholder liaison services and administrative support services pursuant to the Distribution and Services Plan adopted for that class to an amount not to exceed .25% (on an annualized basis) of the average daily net asset value of Prime B Shares owned of record or beneficially by customers of Service Organizations.

    Shareholder liaison services provided under the Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Conduct Rules of the NASD, such as responding to customer inquiries and providing information on their investments.

    Administrative support services provided under the Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Prime B Shares; (b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Prime B Shares; (d) processing dividend payments; (e) providing subaccounting services for Prime B Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

    BKB SHARES

    BKB Shares of the Bond Funds shall be issued to retail shareholders of corresponding portfolios of the 1784 Funds in connection with the Galaxy/1784 Reorganization. Following the Galaxy/1784 Reorganization, BKB Shares of the Bond Funds shall be available for purchase only by those shareholders who received BKB Shares in the Galaxy/1784 Reorganization.

    BKB Shares of the Bond Funds shall not be subject to a sales charge.

    BKB Shares of the Bond Funds shall be subject to a fee payable pursuant to the Shareholder Services Plan adopted for that class for shareholder liaison services, which shall not initially exceed .15% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such fee may include:
(a) providing Customers with information as to their positions in BKB Shares;
(b) responding to Customer inquiries; and (c) providing a service to invest the assets of Customers in BKB Shares.

    BKB Shares of the Bond Funds shall further be subject to a separate fee payable pursuant to the same Shareholder Services Plan adopted for that class for administrative support services, which shall not initially exceed .15% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such separate fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the distributor; (b) processing dividend payments from a Bond Fund; (c) providing sub-accounting with respect to BKB Shares or the information necessary for sub-accounting; and (d) providing periodic mailings to Customers.

    Galaxy shall initially limit the total fees payable by BKB Shares of the Bond Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .15% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions.

    TRUST SHARES

    Trust Shares of the Bond Funds shall be offered to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of FleetBoston Corporation and, with respect to each Bond Fund other than the tax-exempt Bond Funds, to participants in employer-sponsored defined contribution plans. Trust Shares of the Corporate Bond Fund shall also be offered to Direct Investors and to Institutions who purchase shares on behalf of Customers. As of the date of filing of this Plan with the Commission, Trust Shares of the Rhode Island Municipal Bond Fund shall not initially be offered to investors.

    Trust Shares of the Bond Funds shall not be subject to a sales charge and shall not initially be subject to the shareholder servicing fee payable pursuant to the Shareholder Services Plan adopted but not yet implemented with respect to that class.

  (c) MONEY MARKET FUNDS

    RETAIL A SHARES

    Retail A Shares of the Money Market Funds shall be offered to Direct Investors and shall be offered to Institutions who purchase shares on behalf of Customers.

    Retail A Shares of the Money Market Funds shall not be subject to a sales charge.

    Retail A Shares of the Money Market Funds shall be subject to a shareholder servicing fee payable pursuant to the Shareholder Services Plan adopted for that class of up to .25% (on an annualized basis) of the average daily net asset value of the Retail A Shares beneficially owned by Customers of Institutions.

    Services provided by Institutions for such fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with Galaxy's distributor; (b) processing dividend payments from a Money Market Fund; (c) providing Customers with information as to their position in BKB Shares; (d) providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and (e) providing periodic mailings to Customers.

    Galaxy shall initially limit the shareholder servicing fee payable by Retail A Shares of the Money Market Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .10% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions.

    RETAIL B SHARES

    Retail B Shares of the Money Market Fund shall be offered to Direct Investors and to Institutions who purchase the shares on behalf of Customers who are the beneficial owners of the shares.

    Retail B Shares of the Money Market Fund, if redeemed within six years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.0% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares).

    Retail B Shares of the Money Market Fund shall be further subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class
(a) for distribution expenses, which shall not initially exceed .65% (on an annualized basis) of the average daily net asset value of the Money Market Fund's outstanding Retail B Shares, (b) for shareholder liaison services, which shall not initially exceed .05% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the Money Market Fund that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Retail B Shares, and (c) for administrative support services, which shall not initially exceed .05% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the Money Market Fund that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Retail B Shares.

    Shareholder liaison services provided under the Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Conduct Rules of the NASD, such as responding to customer inquiries and providing information on their investments.

    Administrative support services provided under the Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Retail B Shares; (b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Retail B Shares; (d) processing dividend payments; (e) providing sub-accounting services for Retail B Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

    PRIME SHARES

    Prime Shares of the Money Market Funds shall be offered through selected broker-dealers to individual or institutional customers.

    Prime Shares of the Money Market Funds shall not be subject to a sales charge.

    Prime Shares of the Money Market Funds will be subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution expenses, which shall not initially exceed .75% (on an annualized basis) of the average daily net asset value of the Money Market Funds' respective outstanding Prime Shares, and (b) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Prime Shares of the respective Money Market Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Prime Shares.

    Administrative support services provided under the Distribution and Services Plan may include, but are not limited to, (a) processing dividend and distribution payments; (b) providing beneficial owners with statements showing their positions in Prime Shares; (c) arranging for bank wires; (d) responding to routine inquiries from beneficial owners concerning their investments in Prime Shares; (e) providing subaccounting services for Prime Shares; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividends and tax notices, and updating prospectuses to beneficial owners; and
(g) aggregating and processing purchase and redemption orders and placing net purchase and redemption orders for beneficial owners.

    BKB SHARES

    BKB Shares of the Money Market Funds shall be issued to retail shareholders of corresponding portfolios of the 1784 Funds in connection with the Galaxy/1784 Reorganization. Following the Galaxy/1784 Reorganization, BKB Shares of the Money Market Funds shall be available for purchase only by those shareholders who received BKB Shares in the Galaxy/1784 Reorganization.

    BKB Shares of the Money Market Funds shall not be subject to a sales charge.

    BKB Shares of the Money Market Funds shall be subject to a fee payable pursuant to the Shareholder Services Plan adopted for that class for shareholder liaison and/or administrative support services, which shall not initially exceed
 .25% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions.

    Services provided by Institutions for such fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the distributor; (b) processing dividend payments from a Money Market Fund; (c) providing Customers with information as to their position in BKB Shares; (d) providing sub-accounting with respect to BKB Shares or the information necessary for sub-accounting; and (e) providing periodic mailings to Customers.

    Galaxy shall initially limit the fees payable by BKB Shares of the Money Market Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .10% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions.

    TRUST SHARES

    Trust Shares of the Money Market Funds shall be offered to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of FleetBoston Corporation, and with respect to each Money Market Fund other than the Tax-Exempt Fund, to participants in employer-sponsored defined contribution plans.

    Trust Shares of the Money Market Funds shall not be subject to a sales charge and shall not initially be subject to the shareholder servicing fee payable pursuant to the Shareholder Services Plan adopted but not yet implemented with respect to that class.

3. EXCHANGE PRIVILEGES

    RETAIL A SHARES

    Holders of Retail A Shares generally shall be permitted to exchange their Retail A Shares in a Fund for Retail A Shares of other Funds of Galaxy or shares of other funds advised by Fleet Investment Advisors

Inc. or its affiliates in which the shareholders maintain an existing account. No additional sales charge will be incurred when exchanging Retail A Shares of a Fund for Retail A Shares of another Fund that imposes a sales charge. Galaxy shall not initially charge any exchange fee.

    RETAIL B SHARES

    Holders of Retail B Shares generally shall be permitted to exchange their Retail B Shares in a Fund for Retail B Shares of other Funds of Galaxy without paying any exchange fee or contingent deferred sales charge at the time the exchange is made.

    PRIME A SHARES

    Holders of Prime A Shares generally shall be permitted to exchange their Prime A Shares in a Fund for Prime A Shares of other Funds of Galaxy. No additional sales charge will be incurred when exchanging Prime A Shares of a Fund for Prime A Shares of another Fund. Galaxy shall not initially charge any exchange fee.

    PRIME B SHARES

    Holders of Prime B Shares generally shall be permitted to exchange their Prime B Shares in a Fund for Prime B Shares of other Funds of Galaxy without paying any exchange fee or contingent deferred sales charge at the time the exchange is made.

    BKB SHARES

    Holders of BKB Shares generally shall be permitted to exchange their BKB Shares in a Fund for BKB Shares of other Funds of Galaxy. Galaxy shall not initially charge any exchange fee.

    PRIME SHARES

    Galaxy shall not initially offer an exchange privilege to holders of Prime Shares.

    TRUST SHARES

    Galaxy shall not initially offer an exchange privilege to holders of Trust Shares.

4. CONVERSION FEATURES

    RETAIL A SHARES

    Galaxy shall not initially offer a conversion feature to holders of Retail A Shares.

    RETAIL B SHARES

    Retail B Shares acquired by purchase generally shall convert automatically to Retail A Shares, based on relative net asset value, six years after the beginning of the calendar month in which the Shares were purchased.

    Retail B Shares acquired through a reinvestment of dividends or distributions generally shall convert automatically to Retail A Shares, based on relative net asset value, at the earlier of (a) six years after the beginning of the calendar month in which the reinvestment occurred or (b) the date of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions.

    PRIME A SHARES

    Galaxy shall not initially offer a conversion feature to holders of Prime A Shares.

    PRIME B SHARES

    Prime B Shares acquired by purchase generally shall convert automatically to Prime A Shares, based on relative net asset value, eight years after the beginning of the calendar month in which the Shares were purchased.

    Prime B Shares acquired through a reinvestment of dividends or distributions generally shall convert automatically to Prime A Shares, based on relative net asset value, at the earlier of (a) eight years after the beginning of the calendar month in which the reinvestment occurred or (b) the date of the most recently purchased Prime B Shares that were not acquired through reinvestment of dividends or distributions.

    BKB SHARES

    BKB Shares generally shall convert to Retail A Shares, based on relative net asset value, one year after the date of the Galaxy/1784 Reorganization, provided that Galaxy's Board of Trustees has determined that such conversion is in the best interest of the holders of BKB Shares.

    PRIME SHARES

    Galaxy shall not initially offer a conversion feature to holders of Prime Shares.

    TRUST SHARES

    Galaxy shall not initially offer a conversion feature to holders of Trust Shares.

5. SHAREHOLDER SERVICES

  (a) RETIREMENT PLANS

    RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES

    Galaxy shall initially make Retail A Shares, Retail B Shares and BKB Shares of the Funds (other than the tax-exempt Funds) available for purchase in connection with the following tax-deferred prototype retirement plans: individual retirement accounts, simplified employee pension plans, multi-employee retirement plans and Keogh plans.

    PRIME A SHARES, PRIME B SHARES, PRIME SHARES AND TRUST SHARES

    Galaxy shall not initially make Prime A Shares, Prime B Shares, Prime Shares or Trust Shares of the Funds available for purchase in connection with any retirement plans.

  (b) CHECKWRITING PRIVILEGE

    RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES--MONEY MARKET FUNDS

    Galaxy shall initially offer a checkwriting privilege to holders of Retail A Shares, Retail B Shares and/ or BKB Shares of the Money Market Funds. A charge for use of the checkwriting privilege may be imposed by Galaxy.

    RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES--EQUITY FUNDS AND BOND FUNDS

    Galaxy shall not initially offer a checkwriting privilege to holders of Retail A Shares, Retail B Shares or BKB Shares of the Equity or Bond Funds.

    PRIME A SHARES, PRIME B SHARES, PRIME SHARES AND TRUST SHARES

    Galaxy shall not initially offer a checkwriting privilege to holders of Prime A Shares, Prime B Shares, Prime Shares or Trust Shares.

  (c) AUTOMATIC INVESTMENT PROGRAM

    RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES

    Direct Investors (with respect to Retail A Shares and Retail B Shares) and all investors (with respect to BKB Shares) shall initially be offered an automatic investment program whereby a Direct Investor (with respect to Retail A Shares and Retail B Shares) or an investor (with respect to BKB Shares) generally may purchase Retail A Shares, Retail B Shares and/or BKB Shares, as the case may be, of a Fund on a monthly or quarterly basis by having a specific amount of money debited from his/her account at a financial institution.

    Galaxy shall not initially offer an automatic investment program to Customers of Institutions.

    PRIME A SHARES, PRIME B SHARES, PRIME SHARES AND TRUST SHARES

    Galaxy shall not initially offer an automatic investment program to holders of Prime A Shares, Prime B Shares, Prime Shares or Trust Shares.

  (d) SYSTEMATIC WITHDRAWAL PLAN

    RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES

    Direct Investors (with respect to Retail A Shares and Retail B Shares) and all investors (with respect to BKB Shares) shall initially be offered a systematic withdrawal plan which, in general, shall permit a Direct Investor (with respect to Retail A Shares and Retail B Shares) or an investor (with respect to BKB Shares) to automatically redeem Retail A Shares, Retail B Shares and/or BKB Shares, as the case may be, on a monthly, quarterly, semi-annual or annual basis.

    Galaxy shall not initially offer a systematic withdrawal plan to Customers of Institutions.

    PRIME A SHARES, PRIME B SHARES, PRIME SHARES AND TRUST SHARES

    Galaxy shall not initially offer a systematic withdrawal plan to holders of Prime A Shares, Prime B Shares, Prime Shares or Trust Shares.

  (e) COLLEGE INVESTMENT PROGRAM

    RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES

    Direct Investors (with respect to Retail A Shares and Retail B Shares) and all investors (with respect to BKB Shares) shall initially be offered a college investment program whereby a Direct Investor (with respect to Retail A Shares and Retail B Shares) or an investor (with respect to BKB Shares) may purchase Retail A Shares, Retail B Shares and/or BKB Shares of a Fund as a means to finance a college savings plan.

    Galaxy shall not initially offer a college investment program to Customers of Institutions.

    PRIME A SHARES, PRIME B SHARES, PRIME SHARES AND TRUST SHARES

    Galaxy shall not initially offer a college investment program to holders of Prime A Shares, Prime B Shares, Prime Shares or Trust Shares.

  (f) DIRECT DEPOSIT PROGRAM

    RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES

    Direct Investors (with respect to Retail A Shares and Retail B Shares) and all investors (with respect to BKB Shares) receiving social security benefits shall initially be eligible for a direct deposit program whereby a Direct Investor (with respect to Retail A Shares and Retail B Shares) or an investor (with respect to BKB Shares) generally may purchase Retail A Shares, Retail B Shares and/or BKB Shares of a Fund by having social security payments automatically deposited into his or her Fund account.

    Galaxy shall not initially offer a direct deposit program to Customers of Institutions.

    PRIME A SHARES, PRIME B SHARES, PRIME SHARES AND TRUST SHARES

    Galaxy shall not initially offer a direct deposit program to holders of Prime A Shares, Prime B Shares, Prime Shares or Trust Shares.

  (g) INFORMATION SERVICES

    RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES

    Holders of Retail A Shares, Retail B Shares and BKB Shares shall initially be able to obtain Fund performance and investment information 24 hours a day, 7 days a week by telephoning the Galaxy Information Center--24 Hour Information Service.

    Galaxy shall initially offer Direct Investors (with respect to Retail A Shares and Retail B Shares) and all investors (with respect to BKB Shares) a Voice Response System which, in general, will provide a Direct Investor (with respect to Retail A Shares and Retail B Shares) or an investor (with respect to BKB Shares) with automated telephone access to Fund and account information and the ability to make telephone exchanges and redemptions. Galaxy shall not initially offer Customers of Institutions a voice response system.

    Galaxy shall initially offer Direct Investors (with respect to Retail A Shares and Retail B Shares) and all investors (with respect to BKB Shares) a Galaxy Shareholder Services telephone number which, in general, will provide a Direct Investor (with respect to Retail A Shares and Retail B Shares) or an investor (with respect to BKB Shares) with account information and recent exchange transaction information. Galaxy shall not initially offer Customers of Institutions a shareholder services telephone number.

    PRIME A SHARES, PRIME B SHARES, PRIME SHARES AND TRUST SHARES

    Galaxy shall initially offer holders of Prime A Shares, Prime B Shares, Prime Shares and Trust Shares a telephone number to call for applications and information concerning initial purchases and current performance and a telephone number to call for additional purchases, redemptions, exchanges and other shareholder services.

    Galaxy shall initially offer holders of Trust Shares in the Corporate Bond Fund the information services described for Retail Shares.

  (h) PAYROLL DEDUCTION PROGRAM

    RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES

    Direct Investors (with respect to Retail A Shares and Retail B Shares) and all investors (with respect to BKB Shares) shall initially be offered a payroll deduction program whereby a Direct Investor (with respect to Retail A Shares and Retail B Shares) or an investor (with respect to BKB Shares) may purchase Retail A Shares, Retail B Shares and/or BKB Shares of a Fund each pay period by having a specific amount of money debited from his/her paycheck.

    Galaxy shall not initially offer a payroll deduction program to Customers of Institutions.

    PRIME A SHARES, PRIME B SHARES, PRIME SHARES AND TRUST SHARES

    Galaxy shall not initially offer a payroll deduction program to holders of Prime A Shares, Prime B Shares, Prime Shares or Trust Shares.

6. METHODOLOGY FOR ALLOCATING EXPENSES AMONG CLASSES

    Class-specific expenses of a Fund shall be allocated to the specific class of shares of that Fund. Non-class-specific expenses of a Fund shall be allocated in accordance with Rule 18f-3(c) under the 1940 Act.

                                  APPENDIX II
                      EXPENSE SUMMARIES OF THE 1784 FUNDS
                         AND CORRESPONDING GALAXY FUNDS

    The following tables (a) compare the fees and expenses as of October 31, 1999, for the 1784 Funds and their Corresponding Galaxy Funds and (b) show the estimated fees and expenses for the Corresponding Galaxy Funds on a pro forma basis after giving effect to the Reorganization. The purpose of these tables is to assist shareholders in understanding the various costs and expenses that investors in these portfolios will bear as shareholders. The tables do not reflect any charges that may be imposed by institutions directly on their customer accounts in connection with investments in the portfolios. The fund operating expense levels shown in this Proxy/Prospectus assume current net asset levels; PRO FORMA expense levels shown should not be considered an actual representation of future expenses or performance. Such PRO FORMA expense levels project anticipated levels but may be greater or less than those shown.

    The Galaxy Institutional Treasury Money Market Fund, Galaxy Institutional Money Market Fund, Galaxy Intermediate Tax-Exempt Bond Fund, Galaxy Connecticut Intermediate Municipal Bond Fund, Galaxy Florida Municipal Bond Fund, Galaxy Massachusetts Intermediate Municipal Bond Fund and Galaxy Growth Fund II are new investment portfolios with nominal assets and liabilities that will commence investment operations upon the completion of the Reorganization.

    In considering the consequences of the Reorganization, if you are a Retail Shareholder, you should note that BKB Shares of the Galaxy Fund will convert to Retail A Shares of the Galaxy Fund one year after the Reorganization, provided that the Galaxy Board of Trustees determines that converting the shares is in the best interests of the Retail Shareholders holding BKB Shares. Fleet has committed to waive shareholder servicing fees as needed to ensure that until the later of one year from the date of the reorganization or such time as the Galaxy Board of Trustees votes on the conversion of the BKB Shares to Retail A Shares, the Galaxy Funds' total operating expense ratios will not exceed the PRO FORMA after waiver expense ratios in Table I-B above.

                 BOSTON 1784 TAX-FREE MONEY MARKET FUND--SHARES
                     GALAXY TAX-EXEMPT FUND--TRUST SHARES,
                         BKB SHARES AND RETAIL A SHARES

                                     BOSTON 1784 TAX-            GALAXY TAX-                     COMBINED FUND
                                        FREE MONEY               EXEMPT FUND                       PRO FORMA
                                       MARKET FUND      ------------------------------   ------------------------------
                                     ----------------    TRUST       BKB      RETAIL A    TRUST       BKB      RETAIL A
                                       ALL SHARES+       SHARES     SHARES     SHARES     SHARES     SHARES     SHARES
                                     ----------------   --------   --------   --------   --------   --------   --------
SHAREHOLDER TRANSACTION
  EXPENSES:
  Maximum Sales Load
  Imposed on Purchases (as a
    percentage of offering
    price).........................        None           None       None       None       None       None       None
  Maximum Sales Load Imposed on
    Reinvested Dividends...........        None           None       None       None       None       None       None
  Maximum Deferred Sales Load (as a
    Percentage of redemption
    proceeds)......................        None           None       None       None       None       None       None
  Redemption Fees..................        None           None       None       None       None       None       None
  Exchange Fee.....................        None           None       None       None       None       None       None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net
    assets)
  Management Fees (before
    waivers)(1)....................        0.40%          0.40%        ++       0.40%      0.40%      0.40%      0.40%
  Distribution and Service (12b-1)
    Fees...........................        None           None         ++       None       None       None       None
  Other Expenses(2)................        0.11%          0.12%        ++       0.24%      0.10%      0.22%      0.22%
                                           ----           ----       ----       ----       ----       ----       ----
TOTAL FUND OPERATING EXPENSES(3)
  (before waivers).................        0.51%          0.52%        ++       0.64%      0.50%      0.62%      0.62%
                                           ====           ====       ====       ====       ====       ====       ====

------------------------

+ Boston 1784 Tax-Free Money Market Fund currently sells its shares without class designation.

++   BKB Shares will not be issued until the Reorganization is effective.

(1) Management Fees (after waivers) would be 0.37% for the Combined Fund PRO FORMA.

(2) Affiliates of the Galaxy Fund's investment adviser are currently waiving a portion of shareholder servicing fees (that are included in Other Expenses) so that Other Expenses are 0.15% for the BKB Shares of the Combined Fund PRO FORMA.

(3) Total Fund Operating Expenses (after waivers) would be:

                                                          TRUST SHARES   BKB SHARES   RETAIL A SHARES
                                                          ------------   ----------   ---------------
    Combined Fund PRO FORMA.............................      0.47%         0.52%          0.59%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown on the above table:

                  BOSTON 1784
                    TAX-FREE
                  MONEY MARKET            GALAXY TAX-                     COMBINED FUND
                      FUND                EXEMPT FUND                       PRO FORMA
                  ------------   ------------------------------   ------------------------------
                                  TRUST       BKB      RETAIL A    TRUST       BKB      RETAIL A
                   ALL SHARES     SHARES     SHARES     SHARES     SHARES     SHARES     SHARES
                  ------------   --------   --------   --------   --------   --------   --------
1 year.....           $ 52         $ 53       N/A        $ 65       $ 51       $63**      $ 63
3 years....           $164         $167       N/A        $205       $160       N/A        $199
5 years....           $285         $291       N/A        $357       $280       N/A        $346
10 years...           $640         $653       N/A        $798       $628       N/A        $774

------------------------

    * THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED.

    **  BKB SHARES WILL CONVERT TO RETAIL A SHARES ON THE FIRST ANNIVERSARY OF
       THE REORGANIZATION OF THE BOSTON 1784 TAX-FREE MONEY MARKET FUND INTO THE GALAXY TAX-EXEMPT FUND PROVIDED THAT GALAXY'S BOARD OF TRUSTEES DETERMINES THAT THE CONVERSION IS IN THE BEST INTERESTS OF THE HOLDERS OF BKB SHARES.

    The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly.

              BOSTON 1784 U.S. TREASURY MONEY MARKET FUND--SHARES
                    GALAXY U.S. TREASURY FUND--TRUST SHARES,
                         BKB SHARES AND RETAIL A SHARES

                                           BOSTON 1784
                                          U.S. TREASURY
                                              MONEY                GALAXY U.S.                     COMBINED FUND
                                           MARKET FUND            TREASURY FUND                      PRO FORMA
                                          -------------   ------------------------------   ------------------------------
                                                           TRUST       BKB      RETAIL A    TRUST       BKB      RETAIL A
                                           ALL SHARES+     SHARES     SHARES     SHARES     SHARES     SHARES     SHARES
                                          -------------   --------   --------   --------   --------   --------   --------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on
    Purchases (as a percentage of
    offering price)....................        None         None       None       None       None       None       None
  Maximum Sales Load Imposed on
    Reinvested Dividends...............        None         None       None       None       None       None       None
  Maximum Deferred Sales Load (as a
    Percentage of redemption
    proceeds)..........................        None         None       None       None       None       None       None
  Redemption Fees......................        None         None       None       None       None       None       None
  Exchange Fee.........................        None         None       None       None       None       None       None

ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net
    assets)
  Management Fees (before
    waivers)(1)........................        0.40%        0.39%        ++       0.39%      0.38%      0.38%      0.38%
  Distribution and Service (12b-1)
    Fees...............................        None         None         ++       None       None       None       None
  Other Expenses.......................        0.32%        0.12%        ++       0.26%      0.10%      0.25%      0.25%
                                               ----         ----                  ----       ----       ----       ----
TOTAL FUND OPERATING EXPENSES (before
  waivers)(2)..........................        0.72%        0.51%        ++       0.65%      0.48%      0.63%      0.63%
                                               ====         ====                  ====       ====       ====       ====

------------------------

+ Boston 1784 U.S. Treasury Money Market Fund currently sells its shares without class designation.

++   BKB Shares will not be issued until the Reorganization is effective.

(1) Management Fees (after waivers) would be:
    Boston 1784 U.S. Treasury Money Market Fund 0.33%

(2) Total Fund Operating Expenses (after waivers) would be:

                                                             SHARES
                                                            --------
    Boston 1784 U.S. Treasury Money Market Fund...........    0.65%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                               BOSTON 1784
                              U.S. TREASURY
                                 MARKET
                                  MONEY                      GALAXY U.S.                              COMBINED FUND
                                  FUND                      TREASURY FUND                               PRO FORMA
                              -------------      ------------------------------------      ------------------------------------
                                                  TRUST          BKB         RETAIL A       TRUST          BKB         RETAIL A
                               ALL SHARES         SHARES        SHARES        SHARES        SHARES        SHARES        SHARES
                              -------------      --------      --------      --------      --------      --------      --------
1 year......................       $ 74            $ 52          N/A           $ 66          $ 49         $  64**        $ 64
3 years.....................       $230            $164          N/A           $208          $154           N/A          $202
5 years.....................       $401            $285          N/A           $362          $269           N/A          $351
10 years....................       $894            $640          N/A           $810          $604           N/A          $786

------------------------

 * THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED.

** BKB SHARES WILL CONVERT TO RETAIL A SHARES ON THE FIRST ANNIVERSARY OF THE REORGANIZATION OF THE BOSTON 1784 U.S. TREASURY MONEY MARKET FUND INTO THE GALAXY U.S. TREASURY FUND PROVIDED THAT GALAXY'S BOARD OF TRUSTEES DETERMINES THAT THE CONVERSION IS IN THE BEST INTERESTS OF THE HOLDERS OF BKB SHARES.

    The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly.

                    BOSTON 1784 INSTITUTIONAL U.S. TREASURY
                           MONEY MARKET FUND--SHARES
                         GALAXY INSTITUTIONAL TREASURY
                           MONEY MARKET FUND--SHARES

                                                                                GALAXY INSTITUTIONAL
                                                               BOSTON 1784            TREASURY
                                                              INSTITUTIONAL         MONEY MARKET
                                                              U.S. TREASURY             FUND
                                                            MONEY MARKET FUND        PRO FORMA
                                                            -----------------   --------------------
                                                                 SHARES                SHARES
                                                            -----------------   --------------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases (as a percentage
    of offering price)....................................         None                 None
  Maximum Sales Load Imposed on Reinvested Dividends......         None                 None
  Maximum Deferred Sales Load (as a percentage of
    redemption proceeds)..................................         None                 None
  Redemption Fees.........................................         None                 None
  Exchange Fee............................................         None                 None

ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (before waivers)........................         0.20%                0.20%
  Distribution and Service (12b-1) Fees...................         None                 None
  Other Expenses(1).......................................         0.11%                0.10%
                                                                   ----                 ----
TOTAL FUND OPERATING EXPENSES (before waivers)(2).........         0.31%                0.30%
                                                                   ====                 ====

------------------------

(1) The administrator of the Galaxy Institutional Treasury Money Market Fund has agreed to waive fees such that Other Expenses (after waivers) would be 0.06%.

(2) Total Fund Operating Expenses (after waivers) would be:

                                                               SHARES
                                                              --------
Galaxy Institutional Treasury Money Market Fund Pro Forma...    0.26%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming (1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                                  BOSTON 1784       GALAXY INSTITUTIONAL
                                               INSTITUTIONAL U.S.      TREASURY MONEY
                                                 TREASURY MONEY         MARKET FUND
                                                  MARKET FUND            PRO FORMA
                                               ------------------   --------------------
                                                     SHARES                SHARES
                                               ------------------   --------------------
1 year.......................................         $ 32                  $ 31
3 years......................................         $100                  $ 97
5 years......................................         $174                  $169
10 years.....................................         $393                  $381

------------------------

* THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THESE EXAMPLES ASSUME THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED.

    The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly.

                  BOSTON 1784 PRIME MONEY MARKET FUND--SHARES
                    GALAXY MONEY MARKET FUND--TRUST SHARES,
                         BKB SHARES AND RETAIL A SHARES

                                      BOSTON 1784
                                      PRIME MONEY               GALAXY                         COMBINED FUND
                                      MARKET FUND         MONEY MARKET FUND                      PRO FORMA
                                      -----------   ------------------------------   ----------------------------------
                                                     TRUST       BKB      RETAIL A    TRUST         BKB        RETAIL A
                                      ALL SHARES+    SHARES     SHARES     SHARES     SHARES       SHARES       SHARES
                                      -----------   --------   --------   --------   --------   ------------   --------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on
    Purchases (as a percentage of
    offering price).................     None         None       None       None       None         None         None
  Maximum Sales Load Imposed on
    Reinvested Dividends............     None         None       None       None       None         None         None
  Maximum Deferred Sales Load (as a
    Percentage of redemption
    proceeds).......................     None         None       None       None       None         None         None
  Redemption Fees...................     None         None       None       None       None         None         None
  Exchange Fee......................     None         None       None       None       None         None         None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net
    assets)
  Management Fees (before
    waivers)(1).....................     0.40%        0.40%        ++       0.40%      0.40%        0.40%        0.40%
  Distribution and Service (12b-1)
    Fees............................     None         None         ++       None       None         None         None
  Other Expenses....................     0.33%        0.11%        ++       0.28%      0.11%        0.27%        0.27%
                                         ----         ----                  ----       ----         ----         ----
TOTAL FUND OPERATING EXPENSES
  (BEFORE WAIVERS)(2)...............     0.73%        0.51%        ++       0.68%      0.51%        0.67%        0.67%
                                         ====         ====                  ====       ====         ====         ====

------------------------

+ Boston 1784 Prime Money Market Fund currently sells its shares without class designation.

++   BKB Shares will not be issued until the Reorganization is effective.

(1) Management Fees (after waivers) would be:

Boston 1784 Prime Money Market Fund.........................  0.32%
Galaxy Money Market Fund....................................  0.36%
Combined Fund PRO FORMA.....................................  0.36%

(2) Total Fund Operating Expenses (after waivers) would be:

                                                                               RETAIL A
                                         SHARES    TRUST SHARES   BKB SHARES    SHARES
                                        --------   ------------   ----------   --------
Boston 1784 Prime Money
Market Fund...........................    0.65%          --            --          --
Galaxy Money Market Fund..............      --         0.47%           --        0.64%
Combined Fund PRO FORMA...............      --         0.47%         0.63%       0.63%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                       BOSTON 1784
                       PRIME MONEY               GALAXY                         COMBINED FUND
                       MARKET FUND         MONEY MARKET FUND                      PRO FORMA
                       -----------   ------------------------------   ----------------------------------
                                      TRUST       BKB      RETAIL A    TRUST         BKB        RETAIL A
                       ALL SHARES     SHARES     SHARES     SHARES     SHARES       SHARES       SHARES
                       -----------   --------   --------   --------   --------   ------------   --------
1 year...............     $ 75         $ 52       N/A        $ 69       $ 52        $  68**       $ 68
3 years..............     $233         $164       N/A        $218       $164          N/A         $214
5 years..............     $406         $285       N/A        $379       $285          N/A         $373
10 years.............     $906         $640       N/A        $847       $640          N/A         $835

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED.

** BKB SHARES WILL CONVERT TO RETAIL A SHARES ON THE FIRST ANNIVERSARY OF THE REORGANIZATION OF THE BOSTON 1784 PRIME MONEY MARKET FUND INTO THE GALAXY MONEY MARKET FUND PROVIDED THAT GALAXY'S BOARD OF TRUSTEES DETERMINES THAT THE CONVERSION IS IN THE BEST INTERESTS OF THE HOLDERS OF BKB SHARES.

    The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly.

           BOSTON 1784 INSTITUTIONAL PRIME MONEY MARKET FUND--SHARES
                 GALAXY INSTITUTIONAL MONEY MARKET FUND--SHARES

                                                                 BOSTON 1784       GALAXY INSTITUTIONAL
                                                             INSTITUTIONAL PRIME          MONEY
                                                                MONEY MARKET           MARKET FUND
                                                                    FUND                PRO FORMA
                                                             -------------------   --------------------
                                                                   SHARES                 SHARES
                                                             -------------------   --------------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases (as a percentage
    of offering price).....................................         None                   None
  Maximum Sales Load Imposed on Reinvested Dividends.......         None                   None
  Maximum Deferred Sales Load (as a percentage of
    redemption proceeds)...................................         None                   None
  Redemption Fees..........................................         None                   None
  Exchange Fee.............................................         None                   None
  ANNUAL FUND OPERATING EXPENSES:
    (as a percentage of average net assets)
  Management Fees (before waivers)(1)......................         0.20%                  0.20%
    Distribution and Service (12b-1) Fees..................         None                   None
  Other Expenses(2)........................................         0.15%                  0.10%
                                                                    ----                   ----
  TOTAL FUND OPERATING EXPENSES (BEFORE WAIVERS)(3)........         0.35%                  0.30%
                                                                    ====                   ====

------------------------

(1)  Management Fees (after waivers) would be:
       Boston 1784 Institutional Prime Money Market Fund.........................           0.15%
(2)  The administrator of the Galaxy Institutional Money Market Fund has agreed to waive fees such that Other Expenses (after waivers) would be 0.08%.
(3)  Total Fund Operating Expenses (after waivers) would be:
       Boston 1784 Institutional Prime Money Market Fund.........................           0.30%
       Galaxy Institutional Money Market Fund Pro Forma..........................           0.28%

    EXAMPLE:*

       You would pay the following expenses on a $10,000 investment, assuming
       (1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                              BOSTON 1784
                                             INSTITUTIONAL   GALAXY INSTITUTIONAL
                                                 PRIME              MONEY
                                             MONEY MARKET        MARKET FUND
                                                 FUND             PRO FORMA
                                             -------------   --------------------
                                                SHARES              SHARES
                                             -------------   --------------------
1 year....................................       $ 36                $ 31
3 years...................................       $113                $ 97
5 years...................................       $197                $169
10 years..................................       $443                $381

------------------------

* THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THESE EXAMPLES ASSUME THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED.

    The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly.

                   BOSTON 1784 SHORT-TERM INCOME FUND--SHARES
                   GALAXY SHORT-TERM BOND FUND--TRUST SHARES,
                         BKB SHARES AND RETAIL A SHARES

                                BOSTON 1784
                                SHORT-TERM
                                  INCOME              GALAXY SHORT-                    COMBINED FUND
                                   FUND               TERM BOND FUND                     PRO FORMA
                                -----------   ------------------------------   ------------------------------
                                    ALL        TRUST       BKB      RETAIL A    TRUST       BKB      RETAIL A
                                  SHARES+      SHARES     SHARES     SHARES     SHARES     SHARES     SHARES
                                -----------   --------   --------   --------   --------   --------   --------
SHAREHOLDER TRANSACTION
  EXPENSES:
  Maximum Sales Load Imposed
    on Purchases (as a
    percentage of offering
    price)....................      None        None       None       3.75%      None       None       3.75%(1)
  Maximum Sales Load Imposed
    on Reinvested Dividends...      None        None       None       None       None       None       None
  Maximum Deferred Sales Load
    (as a Percentage of
    redemption proceeds)......      None        None       None       None(2)    None       None       None(1),(2)
  Redemption Fees.............      None        None       None       None       None       None       None
  Exchange Fee................      None        None       None       None       None       None       None
ANNUAL FUND OPERATING
  EXPENSES:
  (as a percentage of average
    net assets)
  Management Fees (before
    waivers)(3)...............      0.50%       0.75%        ++       0.75%      0.75%      0.75%      0.75%
  Distribution and Service
    (12b-1) Fees(4)...........      0.25%       None         ++       None       None       None       None
  Other Expenses (before
    waivers)(5)...............      0.14%       0.31%        ++       0.55%      0.24%      0.38%      0.40%
                                    ----        ----       ----       ----       ----       ----       ----
TOTAL FUND OPERATING EXPENSES
  (BEFORE WAIVERS)(6).........      0.89%       1.06%        ++       1.30%      0.99%      1.13%      1.15%
                                    ====        ====       ====       ====       ====       ====       ====

------------------------

+ The Boston 1784 Short-Term Income Fund currently sells its shares without class designation.

++   BKB Shares will not be issued until the Reorganization is effective.

(1) There will be no sales load imposed on the conversion of BKB Shares to Retail A Shares, and no front-end or contingent deferred sales load will be imposed on subsequent purchases of Retail A Shares by former 1784 Fund shareholders so long as they keep their account with Galaxy continuously open.

(2) Except for investments of $500,000 or more. See Appendix IV.

(3) Management Fees (after waivers) would be:

    Galaxy Short-Term Bond Fund.................................    0.55%
    Combined Fund Pro Forma.....................................    0.55%

(4) The Distributor of the 1784 Funds currently waives its entire Distribution and Service Fee.

(5) Affiliates of the Galaxy Fund's investment adviser are currently waiving a portion of shareholder servicing fees (that are included in Other Expenses) so that Other Expenses are 0.23% for BKB Shares of the Combined Fund PRO FORMA.

(6) Total Fund Operating Expenses (after waivers) would be:

                                                                            TRUST       BKB      RETAIL A
                                                                 SHARES     SHARES     SHARES     SHARES
                                                                --------   --------   --------   --------
    Boston 1784 Short-Term Income Fund........................    0.64%        --         --         --
    Galaxy Short-Term Bond Fund...............................      --       0.86%        --       1.10%
    Combined Fund Pro Forma...................................      --       0.79%      0.78%      0.95%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shares in the above table:

                       BOSTON 1784
                       SHORT-TERM
                         INCOME          GALAXY SHORT-TERM BOND                 COMBINED FUND
                          FUND                    FUND                            PRO FORMA
                       -----------   ------------------------------   ----------------------------------
                                      TRUST       BKB      RETAIL A    TRUST         BKB        RETAIL A
                       ALL SHARES     SHARES     SHARES     SHARES     SHARES       SHARES       SHARES
                       -----------   --------   --------   --------   --------   ------------   --------
1 year...............     $   91      $  108      N/A       $  502     $  101       $  115**     $  488
3 years..............     $  284      $  337      N/A       $  772     $  315          N/A       $  727
5 years..............     $  493      $  585      N/A       $1,061     $  547          N/A       $  984
10 years.............     $1,096      $1,294      N/A       $1,884     $1,213          N/A       $1,720

------------------------

 * THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED.

** BKB SHARES WILL CONVERT TO RETAIL A SHARES ON THE FIRST ANNIVERSARY OF THE REORGANIZATION OF THE BOSTON 1784 SHORT-TERM INCOME FUND INTO THE GALAXY SHORT-TERM BOND FUND PROVIDED THAT GALAXY'S BOARD OF TRUSTEES DETERMINES THAT THE CONVERSION IS IN THE BEST INTERESTS OF THE HOLDERS BKB SHARES.

The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly.

                        BOSTON 1784 INCOME FUND--SHARES
  GALAXY HIGH QUALITY BOND FUND--TRUST SHARES, BKB SHARES AND RETAIL A SHARES

                                              BOSTON 1784            GALAXY HIGH                        COMBINED FUND
                                                INCOME            QUALITY BOND FUND                       PRO FORMA
                                                 FUND       ------------------------------      ------------------------------
                                              -----------    TRUST       BKB      RETAIL A       TRUST       BKB      RETAIL A
                                              ALL SHARES+    SHARES     SHARES     SHARES        SHARES     SHARES     SHARES
                                              -----------   --------   --------   --------      --------   --------   --------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....     None         None       None        3.75%        None       None       3.75%(1)
  Maximum Sales Load Imposed on Reinvested
    Dividends...............................     None         None       None        None         None       None       None
  Maximum Deferred Sales Load (as a
    Percentage of redemption proceeds)......     None         None       None        None(2)      None       None       None(1),(2)
  Redemption Fees...........................     None         None       None        None         None       None       None
  Exchange Fee..............................     None         None       None        None         None       None       None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (before waivers)(3).......     0.74%        0.75%        ++        0.75%        0.75%      0.75%      0.75%
  Distribution and Service (12b-1)
    Fees(4).................................     0.25%        None         ++        None         None       None       None
  Other Expenses (before waivers)(5)........     0.12%        0.30%        ++        0.45%        0.19%      0.36%      0.41%
                                                 ----         ----       ----      ------         ----       ----       ----
TOTAL FUND OPERATING EXPENSES (BEFORE
  WAIVERS)(6)...............................     1.11%        1.05%        ++        1.20%        0.94%      1.11%      1.16%
                                                 ====         ====       ====      ======         ====       ====       ====

--------------------------

+ Boston 1784 Income Fund currently sells its shares without class designation.

++   BKB Shares will not be issued until the Reorganization is effective.

(1) There will be no sales load imposed on the conversion of BKB Shares to Retail A Shares, and no front-end or contingent deferred sales load will be imposed on subsequent purchases of Retail A Shares by former 1784 Fund shareholders so long as they keep the account with Galaxy continuously open.

(2) Except for investments of $500,000 or more. See Appendix IV.

(3) Management Fees (after waivers) would be:

    Boston 1784 Income Fund......           0.68%
    Galaxy High Quality Bond
      Fund.......................           0.55%
    Combined Fund PRO FORMA......           0.55%

(4) The Distributor of the 1784 Funds currently waives its entire Distribution and Service Fee.

(5) Affiliates of the Galaxy Fund's investment adviser are currently waiving a portion of shareholder servicing fees (that are included in Other Expenses) so that Other Expenses would be:

                                           BKB
                                           SHARES
                                           ------
    Combined Fund PRO FORMA.......         0.25%

(6) Total Fund Operating Expenses (after waivers) would be:

                                                                              TRUST       BKB      RETAIL A
                                                                   SHARES     SHARES     SHARES     SHARES
                                                                  --------   --------   --------   --------
    Boston 1784 Income Fund.....................................    0.80%        --         --         --
    Galaxy High Quality Bond Fund...............................      --       0.85%        --       1.00%
    Combined Fund PRO FORMA.....................................      --       0.74%      0.80%      0.96%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                              GALAXY HIGH QUALITY                 COMBINED FUND
                           BOSTON 1784             BOND FUND                        PRO FORMA
                           INCOME FUND   ------------------------------   ------------------------------
                           -----------    TRUST       BKB      RETAIL A    TRUST       BKB      RETAIL A
                           ALL SHARES     SHARES     SHARES     SHARES     SHARES     SHARES     SHARES
                           -----------   --------   --------   --------   --------   --------   --------
1 year...................    $  113       $  107      N/A       $  493     $   96      $113**    $  489
3 years..................    $  353       $  334      N/A       $  742     $  300       N/A      $  730
5 years..................    $  612       $  579      N/A       $1,010     $  520       N/A      $  989
10 years.................    $1,352       $1,283      N/A       $1,795     $1,155       N/A      $1,731

--------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED.

** BKB SHARES WILL CONVERT TO RETAIL A SHARES ON THE FIRST ANNIVERSARY OF THE REORGANIZATION OF THE BOSTON 1784 INCOME FUND INTO THE GALAXY HIGH QUALITY BOND FUND PROVIDED THAT GALAXY'S BOARD OF TRUSTEES DETERMINES THAT THE CONVERSION IS IN THE BEST INTEREST OF THE HOLDERS OF BKB SHARES.

    The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly.

          BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND--SHARES
                     GALAXY INTERMEDIATE GOVERNMENT INCOME
               FUND--TRUST SHARES, BKB SHARES AND RETAIL A SHARES

                                      BOSTON 1784
                                         U.S.
                                      GOVERNMENT                GALAXY
                                        MEDIUM-              INTERMEDIATE
                                         TERM                 GOVERNMENT                     COMBINED FUND
                                        INCOME               INCOME FUND                       PRO FORMA
                                         FUND       ------------------------------   ------------------------------
                                      -----------    TRUST       BKB      RETAIL A    TRUST       BKB      RETAIL A
                                      ALL SHARES+    SHARES     SHARES     SHARES     SHARES     SHARES     SHARES
                                      -----------   --------   --------   --------   --------   --------   --------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on
    Purchases (as a percentage of
    offering price).................      None        None       None       3.75%      None       None       3.75%(1)
  Maximum Sales Load Imposed on
    Reinvested Dividends............      None        None       None       None       None       None       None
  Maximum Deferred Sales Load (as a
    Percentage of redemption
    proceeds).......................      None        None       None       None(2)    None       None       None(1),(2)
  Redemption Fees...................      None        None       None       None       None       None       None
  Exchange Fee......................      None        None       None       None       None       None       None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net
    assets)
    Management Fees (before
    waivers)(3).....................      0.74%       0.75%        ++       0.75%      0.75%      0.75%      0.75%
  Distribution and Service (12b-1)
    Fees(4).........................      0.25%       None         ++       None       None       None       None
  Other Expenses (before
    waivers)(5).....................      0.13%       0.16%        ++       0.41%      0.13%      0.33%      0.38%
                                          ----        ----       ----       ----       ----       ----       ----
TOTAL FUND OPERATING EXPENSES
  (BEFORE WAIVERS)(6)...............      1.12%       0.91%        ++       1.16%      0.88%      1.08%      1.13%
                                          ====        ====       ====       ====       ====       ====       ====

------------------------

+ Boston 1784 U.S. Government Medium-Term Income Fund currently sells its shares without class designation.

++   BKB Shares will not be issued until the Reorganization is effective.

(1) There will be no sales load imposed on the conversion of BKB Shares to Retail A Shares, and no front-end or contingent deferred sales load will be imposed on subsequent purchases of Retail A Shares by former 1784 Fund shareholders so long as they keep their account with Galaxy continuously open.

(2) Except for investments of $500,000 or more. See Appendix IV.

(3) Management Fees (after waivers) would be:

Boston 1784 U.S. Government Medium-Term Income Fund            0.67%
Galaxy Intermediate Government Income Fund                     0.55%
Combined Fund PRO FORMA                                        0.55%

(4) The Distributor of the 1784 Funds currently waives its entire Distribution and Service Fee.

(5) Affiliates of the Galaxy Fund's investment adviser are currently waiving a portion of shareholder servicing fees (that are included in Other Expenses) so that Other Expenses are 0.25% for BKB Shares of the Combined Fund PRO FORMA.

(6) Total Fund Operating Expenses (after waivers) would be:

                                                                          TRUST       BKB      RETAIL A
                                                               SHARES     SHARES     SHARES     SHARES
                                                              --------   --------   --------   --------
Boston 1784 U.S. Government Medium-Term Income Fund.........    0.80%        --         --         --
Galaxy Intermediate Government Income Fund..................      --       0.71%        --       0.96%
Combined Fund PRO FORMA.....................................      --       0.68%      0.80%      0.93%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                       BOSTON 1784
                          U.S.
                       GOVERNMENT
                         MEDIUM-
                          TERM
                         INCOME           GALAXY INTERMEDIATE                   COMBINED FUND
                          FUND           GOVERNMENT INCOME FUND                   PRO FORMA
                       -----------   ------------------------------   ----------------------------------
                                      TRUST       BKB      RETAIL A    TRUST         BKB        RETAIL A
                       ALL SHARES     SHARES     SHARES     SHARES     SHARES       SHARES       SHARES
                       -----------   --------   --------   --------   --------   ------------   --------
1 year...............     $  114      $   93      N/A       $  489     $   90       $110**       $  486
3 years..............     $  356      $  290      N/A       $  730     $  281          N/A       $  721
5 years..............     $  617      $  504      N/A       $  989     $  488          N/A       $  974
10 years.............     $1,363      $1,120      N/A       $1,731     $1,084          N/A       $1,698

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED.

** BKB SHARES WILL CONVERT TO RETAIL A SHARES ON THE FIRST ANNIVERSARY OF THE REORGANIZATION OF THE BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND INTO THE GALAXY INTERMEDIATE GOVERNMENT INCOME FUND PROVIDED THAT GALAXY'S BOARD OF TRUSTEES DETERMINES THAT THE CONVERSION IS IN THE BEST INTEREST OF THE HOLDERS OF BKB SHARES.

    The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly.

             BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND--SHARES

                      GALAXY INTERMEDIATE TAX-EXEMPT BOND
               FUND--TRUST SHARES, BKB SHARES AND RETAIL A SHARES

                                         BOSTON 1784        GALAXY INTERMEDIATE TAX-EXEMPT
                                         TAX-EXEMPT                    BOND FUND
                                         MEDIUM-TERM                   PRO FORMA
                                         INCOME FUND    ---------------------------------------
                                         -----------     TRUST            BKB          RETAIL A
                                         ALL SHARES+     SHARES         SHARES         SHARES++
                                         -----------    --------    ---------------    --------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on
    Purchases (as a percentage of
    offering price)....................     None          None           None            3.75%(1)
  Maximum Sales Load Imposed on
    Reinvested Dividends...............     None          None           None            None
  Maximum Deferred Sales Load (as a
    percentage of redemption
    proceeds)..........................     None          None           None            None(1),(2)
  Redemption Fees......................     None          None           None            None
  Exchange Fee.........................     None          None           None            None

ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net
    assets)
  Management Fees (before
    waivers)(3)........................     0.74%         0.75%          0.75%           0.75%
  Distribution and Service (12b-1)
    Fees(4)............................     0.25%         None           None            None
  Other Expenses(5)....................     0.12%         0.13%          0.30%           0.30%
                                            ----          ----           ----            ----
TOTAL FUND OPERATING EXPENSES (BEFORE
  WAIVERS)(6)..........................     1.11%         0.88%          1.05%           1.05%
                                            ====          ====           ====            ====

------------------------

    +   Boston 1784 Tax-Exempt Medium-Term Income Fund currently sells its shares without class designation.

    ++   Galaxy does not currently intend to offer Retail A Shares of the Galaxy
       Intermediate Tax Exempt Bond Fund until the BKB Shares convert into Retail A Shares.

    (1) There will be no sales load imposed on the conversion of BKB Shares to Retail A Shares, and no front-end or contingent deferred sales load will be imposed on subsequent purchases of Retail A Shares by former 1784 Fund shareholders so long as they keep their account with Galaxy continuously open.

    (2) Except for investments of $500,000 or more. See Appendix IV.

    (3) Management Fees (after waivers) would be:

Boston 1784 Tax-Exempt Medium-Term Income Fund..............    0.68%
Galaxy Intermediate Tax-Exempt Bond Fund PRO FORMA..........    0.63%

    (4) The Distributor of the 1784 Funds currently waives its entire Distribution and Service Fee.

    (5) Affiliates of the Galaxy Fund's investment adviser are currently waiving a portion of shareholder servicing fees (that are included in Other Expenses) so that Other Expenses are 0.17% for BKB Shares of the Galaxy Intermediate Tax-Exempt Bond Fund PRO FORMA.

    (6) Total Fund Operating Expenses (after waivers) would be:

                                                            TRUST       BKB      RETAIL A
                                                 SHARES     SHARES     SHARES     SHARES
                                                --------   --------   --------   --------
Boston 1784 U.S. Tax-Exempt Medium-Term Income
  Fund........................................    0.80%        --         --         --
Galaxy Intermediate Tax-Exempt Bond Fund PRO
  FORMA.......................................      --       0.76%      0.80%      0.93%

Example:*

        You would pay the following expenses on a $10,000 investment, assuming
    (1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                                     BOSTON 1784        GALAXY INTERMEDIATE
                                                     TAX-EXEMPT             TAX-EXEMPT
                                                     MEDIUM-TERM             BOND FUND
                                                     INCOME FUND             PRO FORMA
                                                 -------------------   ---------------------
                                                             TRUST       BKB        RETAIL A
                                                  SHARES     SHARES     SHARES       SHARES
                                                 --------   --------   --------     --------
1 year........................................    $  113     $   90      $107**      $  478
3 years.......................................    $  353     $  281       N/A        $  697
5 years.......................................    $  612     $  488       N/A        $  933
10 years......................................    $1,352     $1,084       N/A        $1,609

------------------------

* THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THESE EXAMPLES ASSUME THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED.

** BKB SHARES WILL CONVERT TO RETAIL A SHARES ON THE FIRST ANNIVERSARY OF THE REORGANIZATION OF THE BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND INTO THE GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND PROVIDED THAT GALAXY'S BOARD OF TRUSTEES DETERMINES THAT THE CONVERSION IS IN THE BEST INTERESTS OF THE HOLDERS OF BKB SHARES.

    The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly.

             BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND--SHARES
                 GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND
               FUND--TRUST SHARES, BKB SHARES AND RETAIL A SHARES

                                                          BOSTON 1784         GALAXY CONNECTICUT
                                                          CONNECTICUT            INTERMEDIATE
                                                          TAX-EXEMPT         MUNICIPAL BOND FUND
                                                            INCOME                PRO FORMA
                                                             FUND       ------------------------------
                                                          -----------    TRUST       BKB      RETAIL A
                                                          ALL SHARES+    SHARES     SHARES    SHARES++
                                                          -----------   --------   --------   --------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).................      None        None       None       3.75%(1)
  Maximum Sales Load Imposed on Reinvested Dividends....      None        None       None       None
  Maximum Deferred Sales Load (as a percentage of
    redemption proceeds)................................      None        None       None       None(1),(2)
  Redemption Fees.......................................      None        None       None       None
  Exchange Fee..........................................      None        None       None       None

ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (before waivers)(3)...................      0.74%       0.75%      0.75%      0.75%
  Distribution and Service (12b-1) Fees(4)..............      0.25%       None       None       None
  Other Expenses(5).....................................      0.13%       0.15%      0.32%      0.32%
                                                              ----        ----       ----       ----
TOTAL FUND OPERATING EXPENSES (BEFORE WAIVERS)(6).......      1.12%       0.90%      1.07%      1.07%
                                                              ====        ====       ====       ====

------------------------

+ Boston 1784 Connecticut Tax-Exempt Income Fund currently sells its shares without class designation.

++   Galaxy does not currently intend to offer Retail A Shares of the Galaxy
    Connecticut Intermediate Municipal Bond Fund until the BKB Shares convert into Retail A Shares.

(1) There will be no sales load imposed on the conversion of BKB Shares to Retail A Shares, and no front-end or contingent deferred sales load will be imposed on subsequent purchases of Retail A Shares by former 1784 Fund shareholders so long as they keep their account with Galaxy continuously open.

(2) Except for investments of $500,000 or more. See Appendix IV.

(3) Management Fees (after waivers) would be:

    Boston 1784 Connecticut Tax-Exempt Income Fund..............    0.67%
    Galaxy Connecticut Intermediate Municipal Bond Fund PRO
      FORMA.....................................................    0.63%

(4) The Distributor of the 1784 Funds currently waives its entire Distribution and Service Fee.

(5) Affiliates of the Galaxy Fund's investment adviser are currently waiving a portion of shareholder servicing fees (that are included in Other Expenses) so that Other Expenses are 0.17% for BKB Shares of the Galaxy Connecticut Intermediate Municipal Bond Fund PRO FORMA.

(6) Total Fund Operating Expenses (after waivers) would be:

                                                            TRUST       BKB      RETAIL A
                                                 SHARES     SHARES     SHARES     SHARES
                                                --------   --------   --------   --------
    Boston 1784 Connecticut Tax-Exempt Income
      Fund....................................    0.80%        --         --         --
    Galaxy Connecticut Intermediate Municipal
      Bond Fund PRO FORMA.....................      --       0.78%      0.80%      0.95%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming (1) 5% gross annual return and (2) the Fund's operating expenses remain the same as those shown in the above table:

                                            BOSTON 1784
                                            CONNECTICUT
                                            TAX-EXEMPT          GALAXY CONNECTICUT
                                              INCOME               INTERMEDIATE
                                               FUND            MUNICIPAL BOND FUND
                                            -----------   ------------------------------
                                                           TRUST       BKB      RETAIL A
                                              SHARES       SHARES     SHARES     SHARES
                                            -----------   --------   --------   --------
1 year....................................     $  114      $   92      $109**    $  480
3 years...................................     $  356      $  287       N/A      $  703
5 years...................................     $  617      $  498       N/A      $  943
10 years..................................     $1,363      $1,108       N/A      $1,632

------------------------

* THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THESE EXAMPLES ASSUME THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED.

** BKB SHARES WILL CONVERT TO RETAIL A SHARES ON THE FIRST ANNIVERSARY OF THE REORGANIZATION OF THE BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND INTO THE GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND PROVIDED THAT GALAXY'S BOARD OF TRUSTEES DETERMINES THAT THE CONVERSION IS IN THE BEST INTERESTS OF THE HOLDERS OF BKB SHARES.

The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly.

               BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND--SHARES

                   GALAXY FLORIDA MUNICIPAL BOND FUND--SHARES

                                                              BOSTON 1784   GALAXY FLORIDA
                                                                FLORIDA       MUNICIPAL
                                                              TAX-EXEMPT         BOND
                                                                INCOME           FUND
                                                                 FUND         PRO FORMA
                                                              -----------   --------------
                                                                SHARES          SHARES
                                                              -----------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases (as a percentage
    of offering price)......................................      None           None
  Maximum Sales Load Imposed on Reinvested Dividends........      None           None
  Maximum Deferred Sales Load (as a percentage of redemption
    proceeds)...............................................      None           None
  Redemption Fees...........................................      None           None
  Exchange Fee..............................................      None           None

ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (before waivers)(1).......................      0.74%          0.75%
  Distribution and Service (12b-1) Fees(2)..................      0.25%          None
  Other Expenses............................................      0.15%          0.22%
                                                                  ----           ----
TOTAL FUND OPERATING EXPENSES (BEFORE WAIVERS)(3)...........      1.14%          0.97%
                                                                  ====           ====

------------------------

1   Management Fees (after waivers) would be:

Boston 1784 Florida Tax-Exempt Income Fund..................    0.65%
Galaxy Florida Municipal Bond Fund PRO FORMA................    0.58%

2 The Distributor of the 1784 Funds currently waives its entire Distribution and Service Fee.

3   Total Fund Operating Expenses (after waivers) would be:

Boston 1784 Florida Tax-Exempt Income Fund..................    0.80%
Galaxy Florida Municipal Bond Fund PRO FORMA................    0.80%

               BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND--SHARES

                   GALAXY FLORIDA MUNICIPAL BOND FUND--SHARES

    EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming (1) 5% gross annual return and (2) the Fund's operating expenses remain the same as those shown in the above table:

                                                                     GALAXY FLORIDA
                                                   BOSTON 1784       MUNICIPAL BOND
                                                FLORIDA TAX-EXEMPT        FUND
                                                   INCOME FUND         PRO FORMA
                                                ------------------   --------------
                                                      SHARES             SHARES
                                                ------------------   --------------
1 year........................................        $  116             $   99
3 years.......................................        $  362             $  309
5 years.......................................        $  628             $  536
10 years......................................        $1,386             $1,190

------------------------

* THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THESE EXAMPLES ASSUME THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED.

    The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly.

            BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND--SHARES
                GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
               FUND--TRUST SHARES, BKB SHARES AND RETAIL A SHARES

                                                            BOSTON 1784         GALAXY MASSACHUSETTS
                                                           MASSACHUSETTS            INTERMEDIATE
                                                            TAX-EXEMPT          MUNICIPAL BOND FUND
                                                            INCOME FUND              PRO FORMA
                                                           -------------   ------------------------------
                                                                            TRUST       BKB      RETAIL A
                                                            ALL SHARES+     SHARES     SHARES    SHARES++
                                                           -------------   --------   --------   --------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases (as a
    percentage of offering price)........................       None         None       None       3.75%(1)
  Maximum Sales Load Imposed on Reinvested Dividends.....       None         None       None       None
  Maximum Deferred Sales Load (as a percentage of
    redemption proceeds).................................       None         None       None       None(1,2)
  Redemption Fees........................................       None         None       None       None
  Exchange Fee...........................................       None         None       None       None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (before waivers)(3)....................       0.74%        0.75%      0.75%      0.75%
  Distribution and Service (12b-1) Fees(4)...............       0.25%        None       None       None
  Other Expenses(5)......................................       0.13%        0.15%      0.32%      0.32%
                                                                ----         ----       ----       ----
TOTAL FUND OPERATING EXPENSES (BEFORE WAIVERS)(6)........       1.12%        0.90%      1.07%      1.07%
                                                                ====         ====       ====       ====

------------------------

+ Boston 1784 Massachusetts Tax-Exempt Income Fund currently sells its shares without class designation.

++   Galaxy does not currently intend to offer Retail A Shares of the Galaxy
    Massachusetts Intermediate Municipal Bond Fund until the BKB Shares convert into Retail A Shares.

(1) There will be no sales load imposed on the conversion of BKB Shares to Retail A Shares, and no front-end or contingent deferred sales load will be imposed on subsequent purchases of Retail A Shares by former 1784 Fund shareholders so long as they keep their account with Galaxy continuously open.

(2) Except for investments of $500,000 or more. See Appendix IV.

(3) Management Fees (after waivers) would be:

Boston 1784 Massachusetts Tax-Exempt Income Fund............    0.67%
Galaxy Massachusetts Intermediate Municipal Bond Fund PRO
  FORMA.....................................................    0.63%

(4) The Distributor of the 1784 Funds currently waives its entire Distribution and Service Fee.

(5) Affiliates of the Galaxy Fund's investment adviser are currently waiving a portion of shareholder servicing fees (that are included in Other Expenses) so that Other Expenses are 0.17% for BKB Shares of the Galaxy Massachusetts Intermediate Municipal Bond Fund PRO FORMA.

(6) Total Fund Operating Expenses (after waivers) would be:

                                                                          TRUST       BKB      RETAIL A
                                                               SHARES     SHARES     SHARES     SHARES
                                                              --------   --------   --------   --------
Boston 1784 Massachusetts Tax-Exempt Income Fund............    0.80%        --         --         --
Galaxy Massachusetts Intermediate Municipal Bond Fund PRO
  FORMA.....................................................      --       0.78%      0.80%      0.95%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming (1) 5% gross annual return and (2) the Fund's operating expenses remain the same as those shown in the above table.

                                                               GALAXY MASSACHUSETTS
                                           BOSTON 1784             INTERMEDIATE
                                          MASSACHUSETTS        MUNICIPAL BOND FUND
                                           TAX-EXEMPT               PRO FORMA
                                           INCOME FUND    ------------------------------
                                          -------------    TRUST       BKB      RETAIL A
                                             SHARES        SHARES     SHARES     SHARES
                                          -------------   --------   --------   --------
1 year..................................      $  114       $   92      $109**    $  480
3 years.................................      $  356       $  287       N/A      $  703
5 years.................................      $  617       $  498       N/A      $  943
10 years................................      $1,363       $1,108       N/A      $1,632

------------------------

* THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THESE EXAMPLES ASSUME THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED.

** BKB SHARES WILL CONVERT TO RETAIL A SHARES ON THE FIRST ANNIVERSARY OF THE REORGANIZATION OF THE BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND INTO THE GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND PROVIDED THAT GALAXY'S BOARD OF TRUSTEES DETERMINES THAT THE CONVERSION IS IN THE BEST INTERESTS OF THE HOLDERS OF BKB SHARES.

    The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly.

            BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND--SHARES
                   GALAXY RHODE ISLAND MUNICIPAL BOND FUND--
                  TRUST SHARES, BKB SHARES AND RETAIL A SHARES

                                   BOSTON
                                 1784 RHODE
                                   ISLAND
                                 TAX-EXEMPT         GALAXY RHODE ISLAND                   COMBINED FUND
                                 INCOME FUND        MUNICIPAL BOND FUND                     PRO FORMA
                                 -----------   ------------------------------   ----------------------------------
                                                TRUST       BKB      RETAIL A    TRUST         BKB        RETAIL A
                                 ALL SHARES+    SHARES     SHARES     SHARES     SHARES       SHARES       SHARES
                                 -----------   --------   --------   --------   --------   ------------   --------
SHAREHOLDER TRANSACTION
  EXPENSES:
  Maximum Sales Load Imposed
    on Purchases (as a
    percentage of offering
    price)....................      None         None       None       3.75%      None         None         3.75%(1)
  Maximum Sales Load Imposed
    on Reinvested Dividends...      None         None       None       None       None         None         None
  Maximum Deferred Sales Load
    (as a percentage of
    redemption proceeds)......      None         None       None       None(1)    None         None         None(1,2)
  Redemption Fees.............      None         None       None       None       None         None         None
  Exchange Fee................      None         None       None       None       None         None         None
ANNUAL FUND OPERATING
  EXPENSES:
  (as a percentage of average
    net assets)
  Management Fees (before
    waivers)(3)...............      0.74%           *         ++       0.75%      0.75%        0.75%        0.75%
  Distribution and Service
    (12b-1) Fees(4)...........      0.25%           *         ++       None       None         None         None
  Other Expenses..............      0.14%           *         ++       0.42%      0.17%        0.19%        0.19%
                                    ----                               ----       ----         ----         ----
TOTAL FUND OPERATING EXPENSES
  (BEFORE WAIVERS)(5).........      1.13%           *         ++       1.17%      0.92%        0.94%        0.94%
                                    ====                               ====       ====         ====         ====

------------------------

+ Boston 1784 Rhode Island Tax-Exempt Income Fund currently sells its shares without class designation.

++   BKB Shares will not be issued until the Reorganization is effective.

* As of October 31, 1999, no Trust Shares of the Galaxy Rhode Island Municipal Bond Fund were outstanding.

(1) There will be no sales load imposed on the conversion of BKB Shares to Retail A Shares, and no front-end or contingent deferred sales load will be imposed on subsequent purchases of Retail A Shares by former 1784 Fund shareholders so long as they keep their account with Galaxy continuously open.

(2) Except for investments of $500,000 or more. See Appendix IV.

(3) Management Fees (after waivers) would be:

    Boston 1784 Rhode Island Tax-Exempt Income Fund.............    0.66%
    Galaxy Rhode Island Municipal Bond Fund.....................    0.35%
    Combined Fund PRO FORMA.....................................    0.55%

(4) The Distributor of the 1784 Funds currently waives its entire Distribution and Service Fee.

(5) Total Fund Operating Expenses (after waivers) would be:

                                                                            TRUST       BKB      RETAIL A
                                                                 SHARES     SHARES     SHARES     SHARES
                                                                --------   --------   --------   --------
    Boston 1784 Rhode Island Tax-Exempt Income Fund...........    0.80%        --         --         --
    Galaxy Rhode Island Municipal Bond Fund...................      --         --         --       0.77%
    Combined Fund PRO FORMA...................................      --       0.72%      0.74%      0.74%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the Fund's operating expenses remain the same as those shown in the table above:

                       BOSTON 1784 RHODE
                       ISLAND TAX-EXEMPT        GALAXY RHODE ISLAND                   COMBINED FUND
                          INCOME FUND           MUNICIPAL BOND FUND                     PRO FORMA
                       -----------------   ------------------------------   ----------------------------------
                                            TRUST       BKB      RETAIL A    TRUST         BKB        RETAIL A
                            SHARES          SHARES     SHARES     SHARES     SHARES       SHARES       SHARES
                       -----------------   --------   --------   --------   --------   ------------   --------
1 year...............       $  115           N/A        N/A       $  490     $   94       $  96**      $  467
3 years..............       $  359           N/A        N/A       $  733     $  293         N/A        $  663
5 years..............       $  622           N/A        N/A       $  995     $  509         N/A        $  876
10 years.............       $1,375           N/A        N/A       $1,742     $1,131         N/A        $1,486

------------------------

 * THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED.

** BKB SHARES WILL CONVERT TO RETAIL A SHARES ON THE FIRST ANNIVERSARY OF THE REORGANIZATION OF THE BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND INTO THE GALAXY RHODE ISLAND MUNICIPAL BOND FUND PROVIDED THAT GALAXY'S BOARD OF TRUSTEES DETERMINES THAT THE CONVERSION IS IN THE BEST INTERESTS OF THE HOLDERS OF BKB SHARES.

The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly.

                   BOSTON 1784 ASSET ALLOCATION FUND--SHARES

                         GALAXY ASSET ALLOCATION FUND--
                  TRUST SHARES, BKB SHARES AND RETAIL A SHARES

                                        BOSTON
                                         1784
                                         ASSET
                                      ALLOCATION       GALAXY ASSET ALLOCATION               COMBINED FUND
                                         FUND                    FUND                          PRO FORMA
                                      -----------   ------------------------------   ------------------------------
                                                     TRUST       BKB      RETAIL A    TRUST       BKB      RETAIL A
                                      ALL SHARES+    SHARES     SHARES     SHARES     SHARES     SHARES     SHARES
                                      -----------   --------   --------   --------   --------   --------   --------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on
    Purchases (as a percentage of
    offering price)................      None         None       None       3.75%      None       None         3.75%(1)
  Maximum Sales Load Imposed on
    Reinvested Dividends...........      None         None       None       None       None       None         None
  Maximum Deferred Sales Load (as a
    percentage of redemption
    proceeds)......................      None         None       None       None(1)    None       None         None(1,2)
  Redemption Fees..................      None         None       None       None       None       None         None
  Exchange Fee.....................      None         None       None       None       None       None         None

ANNUAL FUND OPERATING EXPENSES: (as
  a percentage of average net
  assets)
  Management Fees (before
    waivers).......................      0.74%        0.75%        ++       0.75%      0.75%      0.75%        0.75%
  Distribution and Service (12b-1)
    Fees(3)........................      0.25%        None         ++       None       None       None         None
  Other Expenses(4)................      0.22%        0.36%        ++       0.55%      0.36%      0.49%        0.54%
                                         ----         ----       ----       ----       ----       ----     --------
TOTAL FUND OPERATING EXPENSES:
  (BEFORE WAIVERS)(5)..............      1.21%        1.11%        ++       1.30%      1.11%      1.24%        1.29%
                                         ====         ====       ====       ====       ====       ====     ========

------------------------

+ Boston 1784 Asset Allocation Fund currently sells its shares without a class designation.

++   BKB Shares will not be issued until the Reorganization is effective.

(1) There will be no sales load imposed on the conversion of BKB Shares to Retail A Shares, and no front-end or contingent deferred sales load will be imposed on subsequent purchases of Retail A Shares by former 1784 Fund shareholders so long as they keep their account with Galaxy continuously open.

(2) Except for investments of $500,000 or more. See Appendix IV.

(3) The Distributor of 1784 Funds currently waives its entire Distribution and Service Fee.

(4) Affiliates of the Galaxy Fund's investment adviser are currently waiving a portion of shareholder servicing fees (that are included in Other Expenses) so that Other Expenses are 0.21% for BKB Shares of the Combined Fund PRO FORMA.

(5) Fund Operating Expenses (after waivers) would be:

                                                               SHARES    BKB SHARES
                                                              --------   ----------
Boston 1784 Asset Allocation Fund...........................    0.96%         --
Combined Fund PRO FORMA.....................................      --        0.96%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the Fund's operating expenses remain the same as those shown in the table above:

                              BOSTON
                               1784
                              ASSET
                            ALLOCATION            GALAXY ASSET                    COMBINED FUND
                               FUND             ALLOCATION FUND                     PRO FORMA
                            ----------   ------------------------------   ------------------------------
                                          TRUST       BKB      RETAIL A    TRUST       BKB      RETAIL A
                              SHARES      SHARES     SHARES     SHARES     SHARES     SHARES     SHARES
                            ----------   --------   --------   --------   --------   --------   --------
1 year....................    $  123      $  113      N/A       $  502     $  113     $ 126**    $  501
3 years...................    $  384      $  353      N/A       $  772     $  353       N/A      $  769
5 years...................    $  665      $  612      N/A       $1,061     $  612       N/A      $1,056
10 years..................    $1,466      $1,352      N/A       $1,884     $1,352       N/A      $1,873

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED.

** BKB SHARES WILL CONVERT INTO RETAIL A SHARES ON THE FIRST ANNIVERSARY OF THE REORGANIZATION OF THE BOSTON 1784 ASSET ALLOCATION FUND INTO THE GALAXY ASSET ALLOCATION FUND PROVIDED THAT GALAXY'S BOARD OF TRUSTEES DETERMINES THAT THE CONVERSION IS IN THE BEST INTERESTS OF THE HOLDERS OF BKB SHARES.

    The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly.

                   BOSTON 1784 GROWTH AND INCOME FUND--SHARES
                        GALAXY GROWTH AND INCOME FUND--
                  TRUST SHARES, BKB SHARES AND RETAIL A SHARES

                                                                   GALAXY
                                         BOSTON 1784             GROWTH AND                      COMBINED FUND
                                         GROWTH AND             INCOME FUND                        PRO FORMA
                                         INCOME FUND   ------------------------------    ------------------------------
                                         -----------    TRUST       BKB      RETAIL A     TRUST       BKB      RETAIL A
                                         ALL SHARES+    SHARES     SHARES     SHARES      SHARES     SHARES     SHARES
                                         -----------   --------   --------   --------    --------   --------   --------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on
    Purchases (as a percentage of
    offering price)....................     None         None       None       3.75%       None       None       3.75%(1)
  Maximum Sales Load Imposed on
    Reinvested Dividends...............     None         None       None       None        None       None       None
  Maximum Deferred Sales Load (as a
    percentage of redemption
    proceeds)..........................     None         None       None       None(1)     None       None       None(1,2)
  Redemption Fees......................     None         None       None       None        None       None       None
  Exchange Fee.........................     None         None       None       None        None       None       None

ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net
  assets)
  Management Fees......................     0.74%        0.75%        ++       0.75%       0.75%      0.75%      0.75%
  Distribution and Service (12b-1)
    Fees(3)............................     0.25%        None         ++       None        None       None       None
  Other Expenses (before waivers)(4)...     0.15%        0.31%        ++       0.64%       0.21%      0.47%      0.61%
                                            ----         ----       ----       ----        ----       ----       ----

TOTAL FUND OPERATING EXPENSES (BEFORE
  WAIVERS)(5)..........................     1.14%        1.06%        ++       1.39%       0.96%      1.22%      1.36%
                                            ====         ====       ====       ====        ====       ====       ====

------------------------

+ Boston 1784 Growth and Income Fund currently sells its shares without a class designation.

++   BKB Shares will not be issued until the Reorganization is effective.

(1) There will be no sales load imposed on the conversion of BKB Shares to Retail A Shares, and no front-end or contingent deferred sales load will be imposed on subsequent purchases of Retail A Shares by former 1784 Fund shareholders so long as they keep their account with Galaxy continuously open.

(2) Except for investments of $500,000 or more. See Appendix IV.

(3) The Distributor of 1784 Funds currently waives its entire Distribution and Service Fee.

(4) Affiliates of the Galaxy Fund's investment adviser are currently waiving a portion of shareholder servicing fees (that are included in Other Expenses) so that Other Expenses are 0.17% for BKB Shares of the Combined Fund PRO FORMA and 0.53% for Retail A Shares of the Galaxy Growth and Income Fund and Combined Fund PRO FORMA.

(5) Total Fund Operating Expenses (after waivers) would be

                                                                           BKB      RETAIL A
                                                               SHARES     SHARES     SHARES
                                                              --------   --------   --------
Boston 1784 Growth and Income Fund..........................    0.89%        --         --
Galaxy Growth and Income Fund...............................      --         --       1.28%
Combined Fund PRO FORMA.....................................      --       0.92%      1.28%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the Fund operating expenses remain the same as those shown in the above table:

                       BOSTON 1784
                       GROWTH AND
                         INCOME              GALAXY GROWTH                    COMBINED FUND
                          FUND              AND INCOME FUND                     PRO FORMA
                       -----------   ------------------------------   ------------------------------
                                      TRUST       BKB      RETAIL A    TRUST       BKB      RETAIL A
                         SHARES       SHARES     SHARES     SHARES     SHARES     SHARES     SHARES
                       -----------   --------   --------   --------   --------   --------   --------
1 year...............     $  116      $  108      N/A       $  511     $   98      $124**    $  508
3 years..............     $  362      $  337      N/A       $  799     $  306       N/A      $  790
5 years..............     $  628      $  585      N/A       $1,107     $  531       N/A      $1,092
10 years.............     $1,386      $1,294      N/A       $1,981     $1,178       N/A      $1,949

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED.

** BKB SHARES WILL CONVERT INTO RETAIL A SHARES ON THE FIRST ANNIVERSARY OF THE REORGANIZATION OF THE BOSTON 1784 GROWTH AND INCOME FUND INTO THE GALAXY GROWTH AND INCOME FUND PROVIDED THAT GALAXY'S BOARD OF TRUSTEES DETERMINES THAT THE CONVERSION IS IN THE BEST INTERESTS OF THE HOLDERS OF BKB SHARES.

    The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly.

                        BOSTON 1784 GROWTH FUND--SHARES
                            GALAXY GROWTH FUND II--
                  TRUST SHARES, BKB SHARES AND RETAIL A SHARES

                                                  BOSTON 1784               GALAXY GROWTH FUND II
                                                  GROWTH FUND                     PRO FORMA
                                                  -----------       --------------------------------------
                                                                     TRUST           BKB          RETAIL A
                                                  ALL SHARES+        SHARES         SHARES        SHARES++
                                                  -----------       --------       --------       --------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases (as a
    percentage of offering price)...............     None             None           None             3.75%(1)
  Maximum Sales Load Imposed on Reinvested
    Dividends...................................     None             None           None             None
  Maximum Deferred Sales Load (as a percentage
    of redemption proceeds).....................     None             None           None             None(1,2)
  Redemption Fees...............................     None             None           None             None
  Exchange Fee..................................     None             None           None             None
ANNUAL FUND OPERATING EXPENSES: (as a percentage
  of average net assets) Management Fees........     0.74%            0.75%          0.75%            0.75%
  Distribution and Service (12b-1) Fees(3)......     0.25%            None           None             None
  Other Expenses(4).............................     0.19%            0.15%          0.49%            0.49%
                                                     ----             ----           ----         --------
TOTAL FUND OPERATING EXPENSES (BEFORE
  WAIVERS)(5)...................................     1.18%            0.90%          1.24%            1.24%
                                                     ====             ====           ====         ========

------------------------

+ Boston 1784 Growth Fund currently sells its shares without a class designation.

++   Galaxy does not currently intend to offer Retail A Shares of the Galaxy
    Growth Fund II until the BKB Shares convert into Retail A Shares.

(1) There will be no sales load imposed on the conversion of BKB Shares to Retail A Shares, and no front-end or contingent deferred sales load will be imposed on subsequent purchases of Retail A Shares by former 1784 Fund shareholders so long as they keep their account with Galaxy continuously open.

(2) Except for investments of $500,000 or more. See Appendix IV.

(3) The Distributor of 1784 Funds currently waives its entire Distribution and Service Fee.

(4) Affiliates of the Galaxy Fund's investment adviser are currently waiving a portion of shareholder servicing fees (that are included in Other Expenses) so that Other Expenses are 0.19% for BKB Shares of the Combined Fund PRO FORMA.

(5) Total Fund Operating Expenses (after waivers) would be:

                                                               SHARES    BKB SHARES
                                                              --------   ----------
Boston 1784 Growth Fund.....................................    0.93%         --
Galaxy Growth Fund II PRO FORMA.............................      --        0.94%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the Fund operating expenses remain the same as those shown in the above table:

                                                      GALAXY GROWTH FUND II
                               BOSTON 1784                  PRO FORMA
                               GROWTH FUND   ---------------------------------------
                               -----------    TRUST                         RETAIL A
                                 SHARES       SHARES       BKB SHARES        SHARES
                               -----------   --------   -----------------   --------
1 year.......................    $  120       $   92         $  126**        $  497
3 years......................    $  375       $  287            N/A          $  754
5 years......................    $  649       $  498            N/A          $1,030
10 years.....................    $1,432       $1,108            N/A          $1,819

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED.

** BKB SHARES WILL CONVERT INTO RETAIL A SHARES ON THE FIRST ANNIVERSARY OF THE REORGANIZATION OF THE BOSTON 1784 GROWTH FUND INTO THE GALAXY GROWTH FUND II PROVIDED THAT GALAXY'S BOARD OF TRUSTEES DETERMINES THAT THE CONVERSION IS IN THE BEST INTERESTS OF THE HOLDERS OF BKB SHARES.

    The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly.

                 BOSTON 1784 INTERNATIONAL EQUITY FUND--SHARES
         GALAXY INTERNATIONAL EQUITY FUND--TRUST SHARES, BKB SHARES AND
                                RETAIL A SHARES

                                        BOSTON 1784         GALAXY INTERNATIONAL                COMBINED FUND
                                       INTERNATIONAL            EQUITY FUND                       PRO FORMA
                                        EQUITY FUND    ------------------------------   ------------------------------
                                       -------------    TRUST       BKB      RETAIL A    TRUST       BKB      RETAIL A
                                        ALL SHARES+     SHARES     SHARES     SHARES     SHARES     SHARES     SHARES
                                       -------------   --------   --------   --------   --------   --------   --------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)....................       None         None       None       3.75%      None       None       3.75%(1)
  Maximum Sales Load Imposed on
    Reinvested Dividends.............       None         None       None       None       None       None       None
  Maximum Deferred Sales Load (as a
    percentage of redemption
    proceeds)........................       None         None       None       None(1)    None       None       None(1,2)
  Redemption Fees....................       None         None       None       None       None       None       None
  Exchange Fee.......................       None         None       None       None       None       None       None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net
    assets)
  Management Fees (before
    waivers)(3)......................       1.00%        0.89%        ++       0.89%      0.87%      0.87%      0.87%
  Distribution and Service Fees(4)...       0.25%        None         ++       None       None       None       None
  Other Expenses (before
    waivers)(5)......................       0.20%        0.27%        ++       0.75%      0.21%      0.51%      0.71%
                                            ----         ----       ----       ----       ----       ----       ----
TOTAL FUND OPERATING EXPENSES (BEFORE
  WAIVERS)(6)........................       1.45%        1.16%        ++       1.64%      1.08%      1.38%      1.58%
                                            ====         ====       ====       ====       ====       ====       ====

------------------------

+ Boston 1784 International Equity Fund currently sells its shares without a class designation.

++   BKB Shares will not be issued until the Reorganization is effective.

(1) There will be no sales load imposed on the conversion of BKB Shares to Retail A Shares, and no front-end or contingent deferred sales load will be imposed on subsequent purchases of Retail A Shares by former 1784 Fund shareholders so long as they keep their account with Galaxy continuously open.

(2) Except for investments of $500,000 or more. See Appendix IV.

(3) Management Fees (after waivers) would be:

Galaxy International Equity Fund.....                  0.64%
Combined Fund PRO FORMA..............                  0.64%

(4) The Distributor of the 1784 Funds currently waives its entire Distribution and Service Fee.

(5) Affiliates of the Galaxy Fund's investment adviser are currently waiving a portion of shareholder servicing fees (that are included in Other Expenses) so that Other Expenses are 0.46% for BKB Shares of the Combined Fund PRO FORMA.

(6) Total Fund Operating Expenses (after waivers) would be:

                                                            TRUST       BKB      RETAIL A
                                                 SHARES     SHARES     SHARES     SHARES
                                                --------   --------   --------   --------
Boston 1784 International Equity Fund.........    1.20%        --         --         --
Galaxy International Equity Fund..............      --       0.91%        --       1.39%
Combined Fund PRO FORMA.......................      --       0.85%      1.10%      1.35%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the Fund operating expenses remain the same as those shown in the above table:

                        BOSTON 1784
                       INTERNATIONAL        GALAXY INTERNATIONAL                COMBINED FUND
                        EQUITY FUND             EQUITY FUND                       PRO FORMA
                       -------------   ------------------------------   ------------------------------
                                        TRUST       BKB      RETAIL A    TRUST       BKB      RETAIL A
                          SHARES        SHARES     SHARES     SHARES     SHARES     SHARES     SHARES
                       -------------   --------   --------   --------   --------   --------   --------
1 year...............      $  148       $  118      N/A       $  536     $  110      $140**    $  530
3 years..............      $  459       $  368      N/A       $  873     $  343       N/A      $  855
5 years..............      $  792       $  638      N/A       $1,233     $  595       N/A      $1,203
10 years.............      $1,735       $1,409      N/A       $2,246     $1,317       N/A      $2,183

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED.

** BKB SHARES WILL CONVERT TO RETAIL A SHARES ON THE FIRST ANNIVERSARY OF THE REORGANIZATION OF THE BOSTON 1784 INTERNATIONAL EQUITY FUND INTO THE GALAXY INTERNATIONAL EQUITY FUND PROVIDED THAT GALAXY'S BOARD OF TRUSTEES DETERMINES THAT THE CONVERSION IS IN THE BEST INTERESTS OF THE HOLDERS OF BKB SHARES.

    The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly.

                                  APPENDIX III
 INVESTMENT OBJECTIVES, LIMITATIONS AND CERTAIN SIGNIFICANT INVESTMENT POLICIES
         OF THE REORGANIZING 1784 FUNDS AND CORRESPONDING GALAXY FUNDS.

    This Appendix highlights the investment objectives and certain significant similarities and differences among the investment limitations and policies of ten 1784 Funds and their Corresponding Galaxy Funds. Because the Boston 1784 Institutional U.S. Treasury Money Market Fund, Boston 1784 Institutional Prime Money Market Fund, Boston 1784 Tax-Exempt Medium-Term Income Fund, Boston 1784 Connecticut Tax-Exempt Income Fund, Boston 1784 Florida Tax-Exempt Income Fund, Boston 1784 Massachusetts Tax-Exempt Income Fund and Boston 1784 Growth Fund will be reorganized into Shell Galaxy Funds that have substantially the same investment objectives, restrictions and policies as their corresponding Continuing 1784 Funds, they are not discussed in this Appendix. The following is qualified in its entirety by the more detailed information included in the prospectuses and statements of additional information for the 1784 Funds and the Corresponding Galaxy Funds which are incorporated by reference into this Proxy Statement/Prospectus.

1. BOSTON 1784 TAX-FREE MONEY MARKET FUND/GALAXY TAX-EXEMPT FUND

    INVESTMENT OBJECTIVES:

    (a) BOSTON 1784 TAX-FREE MONEY MARKET FUND: seeks to preserve the principal value of a shareholder's investment and maintain a high degree of liquidity while providing current income that is exempt from federal income tax.

    (b) GALAXY TAX-EXEMPT FUND: seeks as high a level of current interest income exempt from federal income tax as is consistent with stability of principal.

    COMMENT: Each Fund is a money market fund and in accordance with Rule 2a-7 under the 1940 Act, will generally invest in instruments with remaining maturities not exceeding 397 days, and each Fund's dollar weighted average portfolio maturity may not exceed 90 days. Both Funds invest in securities rated in one of the two highest, short-term rating categories (i.e., rated AA or higher by S&P or Aa or higher by Moody's).

    The Boston 1784 Tax-Free Money Market Fund invests at least 80% of its net assets in short-term municipal money market instruments that are issued by states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. These securities pay interest exempt from federal income tax, including the alternative minimum tax. The Boston 1784 Tax-Free Money Market Fund may also invest not more than 20% of its assets in taxable money market instruments. Further, the Boston 1784 Tax-Free Money Market Fund, unlike the Galaxy Tax-Exempt Fund, reserves the right to concentrate its investments (i.e., invest at least 25% of its assets) in money market instruments issued by domestic banks, foreign branches of domestic banks and U.S. branches of foreign banks.

    The Galaxy Tax-Exempt Fund, like the Boston 1784 Tax-Free Money Market Fund, invests (as a matter of fundamental policy which cannot be changed without the requisite consent of the Fund's shareholders) at least 80% of its total assets in municipal securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which in the opinion of bond counsel or counsel to the issuer is exempt from regular federal income tax. The municipal securities in which the Galaxy Tax-Exempt Fund may invest are generally the same as those eligible for investment by the Boston 1784 Tax-Free Money Market Fund, except that the Galaxy Tax-Exempt Fund may not invest in participations in municipal leases. The Galaxy Tax-Exempt Fund (but not the Boston 1784 Tax-Free Money Market Fund) may invest more than 25% of its assets in municipal securities the interest on which is paid solely from revenues of similar projects, although the Galaxy Tax-Exempt Fund does not presently intend to do so on a

                                     III-1
regular basis. In addition, investments in private activity bonds by the Galaxy Tax-Exempt Fund, unlike the Boston 1784 Tax-Free Money Market Fund, will not be treated as investments in municipal securities for purposes of the Fund's 80% requirement stated above and, under normal market conditions will not exceed 20% of the Fund's net assets when added together with any taxable investments held by the Fund.

    The Galaxy Tax-Exempt Fund, like the Boston 1784 Tax-Free Money Market Fund, may invest not more than 20% of its total assets in taxable obligations under normal conditions. Taxable obligations in which the Galaxy Tax-Exempt Fund may invest are generally the same as those eligible for investment by the Boston 1784 Tax-Free Money Market Fund, except that the Galaxy Tax-Exempt Fund may not invest in asset-backed securities (including asset-backed commercial paper), foreign securities, forward commitments, guaranteed investment contracts, loan participations, Separately Traded Interest and Principal Securities, Treasury Receipts, Treasury Investment Growth Receipts and Certificates of Accrual on Treasury Securities, reverse repurchase agreements and zero coupon securities. The Boston 1784 Tax-Free Money Market Fund, unlike the Galaxy Tax-Exempt Fund, may engage in securities lending. The Galaxy Tax-Exempt Fund, unlike the Boston 1784 Tax-Free Money Market Fund, however, may invest in tender option bonds. The Galaxy Tax-Exempt Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of such Fund's total assets. The 1784 Tax-Free Money Market Fund may borrow money from banks and may enter into reverse repurchase agreements, in either case in an amount not to exceed 33-1/3% of the Fund's total assets and then only as a temporary measure for extraordinary or emergency purposes.

2. BOSTON 1784 U.S. TREASURY MONEY MARKET FUND/GALAXY U.S. TREASURY FUND

    INVESTMENT OBJECTIVES:

    (a) BOSTON 1784 U.S. TREASURY MONEY MARKET FUND: seeks to preserve the principal value of a shareholder's investment and maintain a high degree of liquidity while providing current income.

    (b) GALAXY U.S. TREASURY FUND: seeks current income with liquidity and stability of principal.

    COMMENT: Each Fund is a money market fund and in accordance with Rule 2a-7 under the 1940 Act, will generally invest in instruments with a remaining maturity not exceeding 397 days, and each Fund's dollar weighted average portfolio maturity may not exceed 90 days. The Boston 1784 U.S. Treasury Money Market Fund invests, under normal circumstances, at least 65% of its assets in money market instruments issued by the U.S. Treasury, including bills, notes and bonds, and repurchase agreements secured by U.S. Treasury securities. The remainder of such Fund's assets may be invested in obligations of the U.S. Government, its agencies and instrumentalities (including mortgage-backed securities). The Boston 1784 U.S. Treasury Money Market Fund, unlike the Galaxy U.S. Treasury Fund, reserves the right to concentrate (i.e., invest at least 25% of its assets) in money market instruments issued by domestic banks, foreign branches of domestic banks and U.S. branches of foreign banks.

    While the Galaxy U.S. Treasury Fund's main investment strategies are similar to those of the Boston 1784 U.S. Treasury Money Market Fund, there are some differences. The Galaxy U.S. Treasury Fund invests at least 65% of its total assets in direct U.S. government obligations. The Galaxy U.S. Treasury Fund, unlike the Boston 1784 U.S. Treasury Money Market Fund, may not engage in repurchase agreements. The Boston 1784 U.S. Treasury Money Market Fund, unlike the Galaxy Fund, may invest in guaranteed investment contracts, other investment companies (subject to applicable regulations), Separately Traded Interest and Principal Securities, Treasury Receipts, Treasury Investment Growth Receipts, Certificates of Accrual on Treasury Securities and zero coupon securities. The Boston 1784 U.S. Treasury Money Market Fund, unlike the Galaxy U.S. Treasury Fund, may engage in securities lending. The Boston 1784 U.S. Treasury Money Market Fund may borrow money from banks and may enter into reverse repurchase agreements in either case in an amount not to exceed 33-1/3% of its total assets and then only as a temporary measure for extraordinary or emergency purposes. The Galaxy U.S. Treasury Fund may

                                     III-2
only borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of such Fund's total assets.

3. BOSTON 1784 PRIME MONEY MARKET FUND/GALAXY MONEY MARKET FUND

    INVESTMENT OBJECTIVES:

    (a) BOSTON 1784 PRIME MONEY MARKET FUND: seeks to preserve the principal value of a shareholder's investment and maintain a high degree of liquidity while providing current income.

    (b) GALAXY MONEY MARKET FUND: seeks as high a level of current income as is consistent with liquidity and stability of principal.

    COMMENT: Each Fund is a money market fund and in accordance with Rule 2a-7 under the 1940 Act, will invest in instruments with a remaining maturity not exceeding 397 days, and each Fund's dollar weighted average portfolio maturity may not exceed 90 days. The Boston 1784 Prime Money Market Fund only invests in securities rated in the top two short-term debt rating categories (i.e., rated AA or higher by S&P or Aa or higher by Moody's) while the Galaxy Money Market Fund only invests in securities rated in the highest rating category (i.e., rated AAA by S&P or Aaa by Moody's). The Boston 1784 Prime Money Market Fund invests primarily in high quality short-term debt obligations issued by banks, U.S. corporations or the U.S. Government as well as state or local governments, including various types of commercial paper (such as asset-backed commercial paper and tax-exempt commercial paper), certificates of deposit, bankers' acceptances, time deposits, variable rate demand notes, corporate bonds, U.S. Government agency obligations, taxable municipal securities, repurchase agreements collateralized by securities in which the Fund may invest and reverse repurchase agreements. The Boston 1784 Prime Money Market Fund reserves the right to concentrate (i.e., invest at least 25% of its assets) in money market instruments issued by domestic banks, foreign branches of domestic banks and U.S. branches of foreign banks. Similarly, the Galaxy Money Market Fund may invest more than 25% of its assets in obligations of domestic banks and U.S. branches of foreign banks.

    The Galaxy Money Market Fund, like the Boston 1784 Prime Money Market Fund, invests in a diversified portfolio of money market instruments issued by banks, U.S. corporations or the U.S. Government and its agencies and instrumentalities, including commercial paper, certificates of deposit, bankers' acceptances, time deposits, certain variable and floating rate securities, corporate notes and bonds, obligations of the U.S. Government, its agencies and instrumentalities, taxable municipal securities, repurchase agreements backed by U.S. Government obligations and reverse repurchase agreements.

    The Boston 1784 Prime Money Market Fund, unlike the Galaxy Money Market Fund, may invest in forward commitments, loan participations, securities of other investment companies (subject to applicable regulations), Separately Traded Interest and Principal Securities, Treasury Receipts, Treasury Investment Growth Receipts and Certificates of Accrual on Treasury Securities, certain tax-exempt municipal notes, bonds and participations in municipal leases, stand-by commitments and zero coupon securities. The Boston 1784 Prime Money Market Fund may borrow money from banks and may enter into reverse repurchase agreements, in either case in an amount not to exceed 33-1/3% of its total assets and then only as a temporary measure for extraordinary or emergency purposes. The Galaxy Money Market Fund limits such borrowings to domestic banks for temporary purposes and then in amounts not in excess of 10% of its total assets.

4. BOSTON 1784 SHORT-TERM INCOME FUND/GALAXY SHORT-TERM BOND FUND

    INVESTMENT OBJECTIVES:

    (a) BOSTON 1784 SHORT-TERM INCOME FUND: seeks to provide investors with maximum current income, and as a secondary goal, to preserve investors' capital.

                                     III-3

    (b) GALAXY SHORT-TERM BOND FUND: seeks to provide a high level of current income consistent with preservation of capital.

    COMMENT: The Boston 1784 Short-Term Income Fund invests primarily in debt securities, such as U.S. government obligations, corporate bonds, notes, mortgage- and asset-backed securities, and taxable municipal securities. Under normal circumstances, at least 80% of the Boston 1784 Short-Term Income Fund's assets are invested in these securities. The Boston 1784 Short-Term Income Fund may invest up to 30% of its assets in securities of foreign issuers, including Yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign borrowers, and issuers in developing countries. The Boston 1784 Short-Term Income Fund generally invests in investment grade securities (i.e., rated BBB or higher by S&P or Baa or higher by Moody's). Under normal circumstances, the Boston 1784 Short-Term Income Fund expects to invest at least 65% of its assets in securities rated A or better by S&P or Moody's or of comparable quality as determined by the Fund's investment adviser. The Boston 1784 Short-Term Income Fund may also invest in lower rated investment grade securities, securities that were investment grade when purchased by the Fund but have since been downgraded and securities that are not investment grade at the time of purchase but the investment adviser believes will be upgraded to investment grade. The Boston 1784 Short-Term Income Fund's average weighted maturity is normally expected to be not more than three years and it generally maintains an average maturity of between 1.8 and 2.3 years.

    The Galaxy Short-Term Bond Fund invests primarily in debt obligations of U.S. and foreign corporations, including bonds and notes, and in debt obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities or by foreign governments or their political subdivisions and instrumentalities. The Fund normally invests at least 65% of its total assets in bonds and debentures. The Galaxy Short-Term Bond Fund, like the Boston 1784 Short-Term Income Fund, may also invest in mortgage- and asset-backed securities and in money market instruments such as commercial paper and the obligations of U.S. and foreign banks. Nearly all Fund investments will be of investment grade quality (i.e., rated BBB or higher by S&P or Baa or higher by Moody's or are unrated securities determined by the investment adviser to be of comparable quality). Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's (i.e., A or higher by S&P or Moody's) or unrated securities determined to be of comparable quality. The Galaxy Short-Term Bond Fund may invest up to 35% of its assets in the securities of foreign issuers which is a higher percentage than permitted for the Boston 1784 Short-Term Income Fund. The Fund's average weighted maturity will generally be less than 3 years.

    Unlike the Boston 1784 Short-Term Income Fund, the Galaxy Short-Term Bond Fund limits its investments in securities of other investment companies to money market mutual funds. The 1784 Short-Term Income Fund may invest up to 15% of its total assets in illiquid securities while its Galaxy counterpart is limited to 10% of total assets. Both the Boston 1784 Income Fund and the Galaxy Short-Term Bond Fund may invest in municipal securities, however, the Boston 1784 Short-Term Income Fund may also invest in certificates of indebtedness and municipal leases. The Galaxy Short-Term Bond Fund may only borrow from domestic banks for temporary purposes and enter into reverse repurchase agreements and then in amounts not in excess of 10% of its total assets. The 1784 Boston Short-Term Income Fund may borrow money from banks and enter into reverse repurchase agreements in an amount not to exceed 33-1/3% of the Fund's total assets and then only as a temporary measure for extraordinary or emergency purposes.

    The Boston 1784 Short-Term Income Fund, unlike the Galaxy Short-Term Bond Fund, may invest in Continental Depository Receipts, convertible securities, currency swaps, common and preferred stock, options, options on futures contracts and certain receipts including Treasury Investment Growth Receipts and Certificates of Accrual on Treasury Securities, Separately Traded Interest and Principal Securities, loan participations, and warrants.

                                     III-4

5. BOSTON 1784 INCOME FUND/GALAXY HIGH QUALITY BOND FUND

    INVESTMENT OBJECTIVES:

    (a) BOSTON 1784 INCOME FUND: seeks to provide investors with maximum current income and, as a secondary goal, to preserve investors' capital.

    (b) GALAXY HIGH QUALITY BOND FUND: seeks to provide a high level of current income consistent with prudent risk of capital.

    COMMENT: The Boston 1784 Income Fund invests primarily in debt securities, such as U.S. government obligations, corporate bonds, notes, mortgage- and asset-backed securities, and taxable municipal securities. Under normal circumstances, at least 80% of the Boston 1784 Income Fund's assets are invested in these securities. The Boston 1784 Income Fund may invest up to 30% of its assets in securities of foreign issuers, including Yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign borrowers, and issuers in developing countries. The Boston 1784 Income Fund generally invests in investment grade securities (i.e., rated BBB or higher by S&P or Baa or higher by Moody's). Under normal circumstances, the Boston 1784 Income Fund expects to invest at least 65% of its assets in securities rated A or better by S&P or Moody's or of comparable quality as determined by the investment adviser. The Fund's portfolio may also include lower rated investment grade securities, securities that were investment grade when purchased by a Fund but have since been downgraded and securities that are not investment grade at the time of purchase but the investment adviser believes will be upgraded to investment grade. The Fund is permitted to invest in bonds with any maturity. However, the Fund's average weighted maturity is normally expected to be between 7 and 30 years.

    The Galaxy High Quality Bond Fund invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as in corporate debt obligations such as notes and bonds. The Galaxy High Quality Bond Fund, like the Boston 1784 Income Fund, may also invest in mortgage-backed and asset-backed securities and in money market instruments such as commercial paper and bank obligations. Nearly all Fund investments will be of investment grade quality (i.e., rated BBB or higher by S&P or Baa or higher by Moody's or are unrated and determined to be of comparable quality by the investment adviser). Under normal conditions, the Fund will invest at least 65% of its total assets in high quality securities that have one of the top two ratings assigned by S&P (AA or higher) or by Moody's (Aa or higher) or are unrated and determined to be of comparable quality by the investment adviser. The Fund's average weighted maturity will vary from time to time depending on current market and economic conditions and the investment adviser's assessment of probable changes in interest rates.

    Unlike the Boston 1784 Income Fund, the Galaxy High Quality Bond Fund limits its investments in securities of other investment companies to money market mutual funds. Both the Boston 1784 Income Fund and the Galaxy High Quality Bond Fund may invest in municipal securities, however, the Boston 1784 Income Fund may also invest in certificates of indebtedness and municipal leases. The Galaxy High Quality Bond Fund may only borrow from domestic banks for temporary purposes and enter into reverse repurchase agreements and then in amounts not in excess of 10% of its total assets. The Boston 1784 Income Fund may borrow money from banks and enter into reverse repurchase agreements in an amount not to exceed 33-1/3% of the Fund's total assets and then only as a temporary measure for extraordinary or emergency purposes.

    The Boston 1784 Income Fund, unlike the Galaxy High Quality Bond Fund, may invest in American Depository Receipts, European Depository Receipts and Continental Depository Receipts, foreign securities, currency swaps, common and preferred stock, options, options on futures contracts, and certain receipts including Treasury Investment Growth Receipts and Certificates of Accrual on Treasury Securities, loan participations, and warrants.

                                     III-5

6. BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND/GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

    INVESTMENT OBJECTIVES:

    (a) BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND: seeks to provide investors with current income consistent with preservation of capital.

    (b) GALAXY INTERMEDIATE GOVERNMENT INCOME FUND: seeks to provide the highest level of current income consistent with prudent risk of capital.

    COMMENT: The Boston 1784 U.S. Government Medium-Term Income Fund invests primarily in U.S. government obligations and repurchase agreements secured by U.S. Government obligations. Under normal circumstances, at least 65% of the Boston 1784 U.S. Government Medium-Term Income Fund's assets are invested in these securities. The Boston 1784 U.S. Government Medium-Term Income Fund invests in both U.S. Treasury obligations and obligations such as mortgage-backed securities issued or guaranteed by the U.S. government or its agencies. The Boston 1784 U.S. Government Medium-Term Income Fund also invests in non-government agency mortgage- and asset-backed securities. The Boston 1784 U.S. Government Medium-Term Income Fund is permitted to invest in bonds with any maturity. However, the Fund's average weighted maturity is normally expected to be from 3 to 10 years.

    The Galaxy Intermediate Government Income Fund normally invests at least 65% of its total assets in debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. The Galaxy Intermediate Government Income Fund also invests in debt obligations of U.S. corporations, asset-backed and mortgage-backed securities and money market instruments, such as commercial paper and obligations of U.S. banks and U.S. branches of foreign banks. Nearly all of the Galaxy Intermediate Government Income Fund's investments will be of investment grade quality and will have one of the top three ratings assigned by S&P or Moody's (i.e., A or higher) or will be unrated securities determined by the investment adviser to be of comparable quality. The Galaxy Intermediate Government Income Fund's average weighted maturity will generally be between 3 to 10 years.

    Unlike the Boston 1784 U.S. Government Medium-Term Income Fund, the Galaxy Intermediate Government Income Fund limits its investments in securities of other investment companies to money market mutual funds. The Galaxy Intermediate Government Income Fund may only borrow for temporary purposes from domestic banks and enter into reverse repurchase agreements and then in amounts not in excess of 10% of its total assets. The Boston 1784 U.S. Government Medium-Term Income Fund may borrow money from banks and enter into reverse repurchase agreements in an amount not to exceed 33-1/3% of the Fund's total assets and then only as a temporary measure for extraordinary or emergency purposes.

    The Boston 1784 U.S. Government Medium-Term Income Fund, unlike the Galaxy Intermediate Government Income Fund, may invest in American Depository Receipts, European Depository Receipts and Continental Depository Receipts, convertible securities, currency swaps, common and preferred stock, options, options on futures contracts, certain receipts including Treasury Investment Growth Receipts and Certificates of Accrual on Treasury Securities, and loan participations.

    The Galaxy Intermediate Government Income Fund, unlike the Boston 1784 U.S. Government Medium Term Income Fund, may invest in municipal securities, standby commitments with respect to municipal securities, bank investment contracts and mortgage dollar rolls.

                                     III-6

7. BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND/GALAXY RHODE ISLAND MUNICIPAL BOND FUND

    INVESTMENT OBJECTIVES:

    (a) BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND: seeks to provide investors with current income exempt from federal income tax and Rhode Island personal income and business corporation taxes, with a secondary goal of preserving capital.

    (b) GALAXY RHODE ISLAND MUNICIPAL BOND FUND: seeks to provide as high a level of current interest income exempt from federal income tax and, to the extent possible, from Rhode Island personal income tax, as is consistent with relative stability of principal.

    COMMENT: The Boston 1784 Rhode Island Tax-Exempt Income Fund invests primarily in municipal securities that pay interest that is exempt from federal income tax and Rhode Island personal income and business corporation taxes. The Boston 1784 Rhode Island Tax-Exempt Fund may also invest in limited amounts in municipal securities that pay interest that is exempt from federal income tax but not exempt from Rhode Island taxes as well as taxable debt securities such as U.S. government obligations, corporate bonds, money market instruments and repurchase agreements. Under normal circumstances, at least 80% of the Boston 1784 Rhode Island Tax-Exempt Income Fund's net assets are invested in municipal securities, or in mutual funds or other investment companies that invest in municipal securities and at least 65% of the Boston 1784 Rhode Island Tax-Exempt Income Fund's assets are invested in Rhode Island municipal securities. The Boston 1784 Rhode Island Tax-Exempt Income Fund may from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Boston 1784 Rhode Island Tax-Exempt Income Fund may only use futures contracts or options on futures contracts in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes. The Boston 1784 Rhode Island Tax-Exempt Income Fund invests primarily in investment grade securities (i.e., BBB or higher by S&P or Baa or higher by Moody's) and generally invests in securities rated A or better by S&P or Moody's. The Boston 1784 Rhode Island Tax-Exempt Income Fund's average weighted maturity is expected to be from 5 to 10 years under normal circumstances. The Boston 1784 Rhode Island Tax-Exempt Income Fund is non-diversified, which means that it may invest a relatively high percentage of its assets in the obligations of a limited number of issuers.

    The Galaxy Rhode Island Municipal Bond Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in Rhode Island municipal securities. Under normal conditions, the Galaxy Rhode Island Municipal Bond Fund will invest no more than 20% of its total assets in taxable obligations such as U.S. Government obligations, money market instruments and repurchase agreements. Nearly all of the Galaxy Rhode Island Municipal Bond Fund's investments will be of investment grade quality (i.e., rated BBB or higher by S&P or Baa or higher by Moody's) or are unrated securities determined by the investment adviser to be of comparable quality. Under normal market conditions, the Galaxy Rhode Island Municipal Bond Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's (A or higher) or unrated securities determined by the Fund's investment adviser to be of comparable quality. The Galaxy Rhode Island Municipal Bond Fund is also classified as non-diversified. Although it has no current intention to do so, the Galaxy Rhode Island Municipal Bond Fund may invest more than 25% of its assets in municipal securities the interest on which is paid solely from revenues on similar projects if such investment is deemed necessary or appropriate by the investment adviser.

    Unlike the Boston 1784 Rhode Island Tax-Exempt Income Fund, the Galaxy Rhode Island Municipal Bond Fund limits its investments in securities of other investment companies to money market mutual funds. Both the Boston 1784 Rhode Island Tax-Exempt Income Fund and the Galaxy Rhode Island Municipal Bond Fund may invest in municipal securities, however, the Boston 1784 Rhode Island Tax-

                                     III-7

Exempt Income Fund may also invest in certificates of indebtedness and municipal leases. The Galaxy Rhode Island Municipal Bond Fund may only borrow from domestic banks for temporary purposes and enter into reverse repurchase agreements and then in amounts not in excess of 10% of its total assets. The Boston 1784 Rhode Island Tax-Exempt Income Fund may borrow money from banks and enter into reverse repurchase agreements in an amount not to exceed 33-1/3% of the Fund's total assets and then only as a temporary measure for extraordinary or emergency purposes.

    The Boston 1784 Rhode Island Tax-Exempt Income Fund, unlike the Galaxy Rhode Island Municipal Bond Fund, may invest in American Depository Receipts, European Depository Receipts and Continental Depository Receipts, convertible securities, currency swaps, foreign currency exchange transactions, common and preferred stock, options, options on futures contracts, certain receipts including Treasury Receipts, Treasury Investment Growth Receipts and Certificates of Accrual on Treasury Securities, Separately Traded Interest and Principal Securities, loan participations, and zero coupon securities.

8. BOSTON 1784 ASSET ALLOCATION FUND/GALAXY ASSET ALLOCATION FUND

    INVESTMENT OBJECTIVES:

    (a) BOSTON 1784 ASSET ALLOCATION FUND: seeks to provide investors with a favorable total rate of return through current income and capital appreciation consistent with preservation of capital, derived from investing in fixed income and equity securities.

    (b) GALAXY ASSET ALLOCATION FUND: seeks a high total return by providing both a current level of income that is greater than that provided by the popular stock market averages (such as the Dow Jones Industrial Average and Standard & Poor's Composite Stock Price Index), as well as long-term growth in the value of the Fund's assets.

    COMMENT: The Boston 1784 Asset Allocation Fund invests in a balance of equity and debt securities and short-term or money market instruments. Normally, 30% to 70% of the Boston 1784 Asset Allocation Fund's assets are invested in equity securities, 30% to 60% of its assets are invested in intermediate and long-term debt obligations and 0% to 40% of its assets are invested in short-term debt and money market instruments.

    The equity portion of the Boston 1784 Asset Allocation Fund is primarily invested in the stocks of large U.S. companies that the Fund's managers believe offer the prospect for above-average earnings growth and are available at reasonable prices. From time to time the Boston 1784 Asset Allocation Fund may also invest in mid-sized U.S. companies and large, multi-national companies based outside of the U.S. The Boston 1784 Asset Allocation Fund's equity securities also include warrants to purchase common stock, debt securities convertible into common stock, convertible and non-convertible preferred stock and depositary receipts.

    The Boston 1784 Asset Allocation Fund's debt securities include investment grade corporate debt securities and debt obligations issued or guaranteed as to the payment of principal and interest by the U.S. government or by foreign governments. The Boston 1784 Asset Allocation Fund may also invest in mortgage-backed and asset-backed securities rated A or better by S&P or Moody's or of comparable quality as determined by its adviser.

    Like the Boston 1784 Asset Allocation Fund, under normal market conditions the Galaxy Asset Allocation Fund will invest primarily in short-term debt securities, common stocks, preferred stocks, and bonds. The Galaxy Asset Allocation Fund seeks a mix of stocks and bonds and keeps at least 25% of its assets in fixed income securities and preferred stocks. Both Funds limit their investment to investment grade debt obligations (i.e., securities rated BBB or higher by S&P or Baa or higher by Moody's).

    While the Boston 1784 Asset Allocation Fund and the Galaxy Asset Allocation Fund generally invest in a similar pool of investments, there are some differences. For example, the Galaxy Asset Allocation

                                     III-8

Fund may not invest in guaranteed investment contracts, purchase loan participations, enter into bond and interest rate futures contracts, purchase and write options on futures contracts, invest in Treasury Receipts, Treasury Investment Growth Receipts, and Certificates of Accrual on Treasury Securities, invest in Separately Traded Interest and Principal Securities, invest in zero coupon securities, invest in forward commitments, engage in currency swaps, invest in warrants and invest in global depository receipts.

    Although both Funds are permitted to invest in securities of other investment companies, the Galaxy Asset Allocation Fund is limited to money market funds while the Boston 1784 Asset Allocation Fund may invest in shares of other investment companies and foreign investment trusts. The Boston 1784 Asset Allocation Fund may invest in closed-end investment companies that primarily hold securities of non-U.S. issuers.

    The Galaxy Asset Allocation Fund limits its investment in foreign securities to 20% of its net assets and the Boston 1784 Asset Allocation Fund has no comparable limits. The Boston 1784 Asset Allocation Fund may invest 15% of its net assets in illiquid securities, while the Galaxy Asset Allocation Fund limits its investment in illiquid securities to 10% of its net assets.

    The Boston 1784 Asset Allocation Fund, unlike the Galaxy Asset Allocation Fund, may not enter into mortgage dollar rolls or invest in real estate investment trusts.

9. BOSTON 1784 GROWTH AND INCOME FUND/GALAXY GROWTH AND INCOME FUND

    INVESTMENT OBJECTIVES:

    (a) BOSTON 1784 GROWTH AND INCOME FUND: seeks to provide investors with long-term growth of capital with a secondary goal of income.

    (b) GALAXY GROWTH AND INCOME FUND: seeks to provide a relatively high total return through long-term capital appreciation and current income.

    COMMENT: The Boston 1784 Growth and Income Fund normally invests 80% to 90% or more of the Fund's assets in the common stocks (including depositary receipts) of U.S. and foreign issuers. The Fund emphasizes the selection of stocks in U.S. companies with market capitalizations of at least $1 billion but may also invest in stocks in smaller U.S. companies. The Boston 1784 Growth and Income Fund may also invest up to 35% of its assets in convertible and non-convertible debt securities, preferred stock, warrants and money market instruments. The Boston 1784 Growth and Income Fund may invest up to 25% of the Fund's assets in securities of foreign companies, including smaller companies and companies in developing markets.

    The Galaxy Growth and Income normally invests at least 65% of its total assets in the common stocks, preferred stock, common stock warrants and securities convertible into common stocks of U.S. companies with large market capitalization (generally over $2 billion as compared to over $1 billion for the Boston 1784 Growth and Income Fund) that have prospects for above-average growth and dividends. The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the above features. While both Funds are permitted to invest in the securities of foreign issuers, the Boston 1784 Growth and Income Fund limits its investment in foreign securities to 25% of its net assets, while the Galaxy Growth and Income Fund may invest up to 20% of its total assets in foreign securities that are freely traded on United States exchanges or in the over-the-counter market in the form of American Depository Receipts, European Depository Receipts or Global Depository Receipts.

    While the Boston 1784 Growth and Income Fund and Galaxy Growth and Income Fund generally invest in a similar pool of investments, there are some differences. For example, the Galaxy Growth and Income Fund may not purchase loan participations, invest in Treasury Receipts, Treasury Investment

                                     III-9

Growth Receipts and Certificates of Accrual on Treasury Securities, invest in Separately Traded Interest and Principal Securities, invest in zero coupon securities, or purchase guaranteed investment contracts.

    While the Boston 1784 Growth and Income Fund may purchase debt securities rated investment grade or higher (i.e., Baa by Moody's or BBB by S&P), the Galaxy Growth and Income Fund may purchase convertible bonds that are rated as low as Ba by Moody's or BB by S&P or Fitch IBCA, Inc. at the time of purchase. These securities provide questionable protection of principal and interest.

    The Boston 1784 Growth and Income Fund, unlike the Galaxy Growth and Income Fund, may not invest in real estate investment trusts.

10. BOSTON 1784 INTERNATIONAL EQUITY FUND/GALAXY INTERNATIONAL EQUITY FUND

    INVESTMENT OBJECTIVES:

    (a) BOSTON 1784 INTERNATIONAL EQUITY FUND: seeks to provide investors with long-term growth of capital. Dividend income, if any, is incidental to this goal.

    (b) GALAXY INTERNATIONAL EQUITY FUND: seeks long term capital appreciation.

    COMMENT: The Boston 1784 International Equity Fund invests primarily in equity securities of foreign issuers including securities of issuers in developing countries. The Fund is not restricted in the percentage of assets it may invest in one particular country or region, and from time to time the Fund may invest a substantial portion of its assets in one or more countries or regions. The Boston 1784 International Equity Fund emphasizes equity securities of foreign issuers with market capitalizations of at least $100 million. The Fund may engage in foreign currency hedging transactions in an attempt to minimize the affects of currency fluctuations on the Fund. The Fund may also invest in convertible and non-convertible bonds and other debt securities and money market instruments.

    The Galaxy International Equity Fund invests at least 75% of its total assets in equity securities of foreign issuers. At all times, the Fund's assets will be invested in companies located in at least three different foreign countries. Normally, no more than 20% of the Fund's total assets will be invested in companies located in countries with emerging economies or emerging securities markets.

    While the Boston 1784 International Equity Fund and the Galaxy International Equity Fund generally invest in a similar pool of investments, there are some differences. For example, the Boston 1784 International Equity Fund, unlike the Galaxy International Equity Fund may purchase guaranteed investment contracts, purchase loan participations, invest in asset backed securities, purchase and write options on futures contracts, invest in Treasury Receipts, Treasury Investment Growth Receipts and Certificates of Accrual on Treasury Securities, invest in Separately Traded Interest and Principal Securities and invest in zero coupon securities.

    Unlike the Boston 1784 International Equity Fund which allows securities to be purchased that are rated investment grade (i.e. Baa by Moody's or BBB by S&P), the Galaxy International Equity Fund requires all debt securities purchased to be rated A or higher by Moody's or S&P.

    The Galaxy International Equity Fund, unlike the Boston 1784 International Equity Fund may invest in real estate investment trusts.

                                     III-10

                                  APPENDIX IV
           SHAREHOLDER TRANSACTIONS AND SERVICES OF THE GALAXY FUNDS
                        AND THE CORRESPONDING 1784 FUNDS

    This Appendix compares the shareholder transactions and services of the Galaxy Funds and their corresponding 1784 Funds. The following is qualified in its entirety by the more detailed information included in the prospectuses for the 1784 Funds and the Galaxy Funds which are incorporated by reference in this Proxy/Prospectus. Unless otherwise indicated, terms used herein and not otherwise defined have the same meanings as are given to them in such prospectuses.

    A. SALES CHARGES AND EXEMPTIONS

    Shares of the 1784 Funds and Shares and Trust Shares of the Galaxy Funds are offered at net asset value with no front-end or contingent deferred sales charges.

    BKB Shares of the Galaxy Funds are offered at net asset value per share with no front-end or contingent deferred sales charges. BKB Shares will be issued in connection with the Reorganization and will only be available for purchase by shareholders who received BKB Shares in connection with the Reorganization. BKB shares will convert into Retail A Shares on the first anniversary of the date the 1784 Fund reorganized into its Corresponding Galaxy Fund provided that Galaxy's Board of Trustees determines that the conversion is in the best interests of BKB shareholders.

    THERE WILL BE NO SALES LOAD IMPOSED ON THE CONVERSION OF BKB SHARES INTO RETAIL A SHARES. IN ADDITION, NO SALES LOAD WILL BE IMPOSED ON SUBSEQUENT PURCHASES OF RETAIL A SHARES (NOR WILL ANY CDSC BE IMPOSED UPON REDEMPTION OF RETAIL A SHARES) BY FORMER 1784 FUND SHAREHOLDERS SO LONG AS THEY KEEP AN ACCOUNT WITH GALAXY CONTINUOUSLY OPEN. Otherwise, there is a maximum sales charge of 3.75% of the offering price per share on Retail A Shares of Galaxy's non-money market funds. Sales charges are reduced as the amount invested increases, provided that the amount invested reaches certain specified levels. There is no sales charge on purchases of Retail A Shares of Galaxy of $500,000 or more. However, a contingent deferred sales charge or CDSC of the lesser of 1% of the offering price or 1% of the net asset value of the shareholder's shares is assessed to Galaxy shareholders who sell their Retail A Shares within one year of purchase unless the redemption is the result of the shareholder's death or disability. Galaxy, however, will waive the 1% CDSC on the initial sale of Retail A Shares. This waiver will not apply to amounts reinvested within one year following the initial sale of Retail A Shares. An investor may also be entitled to reduced sales charges on Retail A Shares through Rights of Accumulation, a Letter of Intent or certain reinvestment privileges (including investing dividends and distributions of a Galaxy Fund or into such Galaxy Fund or into another Galaxy Fund). In addition, Retail A Shares purchased by certain qualified groups or for certain retirement accounts may be subject to reduced sales charges. Finally, the front-end sales charge may be waived with respect to certain types of investors and transactions, either because of the nature of the investor or to reduce sales efforts required to attract such investments.

    B. PURCHASE POLICIES

                                                TRUST SHARES AND
                        SHARES OF THE 1784           SHARES            BKB SHARES OF THE     RETAIL A SHARES OF
                               FUNDS           OF THE GALAXY FUNDS        GALAXY FUND         THE GALAXY FUNDS
                       ---------------------  ---------------------  ---------------------  ---------------------
Minimum Initial        $1,000 for a regular   Follow established     $2,500 for a regular   $2,500 for a regular
  Investment           account; $250 for      procedures of          account (no minimum    account (no minimum
                       tax-sheltered          customer's financial   investment if you      investment if you
                       retirement plans.      institution or         participate in the     participate in the
                       $100,000 for the       employer sponsored     Automatic Investment   Automatic Investment
                       Boston 1784            plan. $2,000,000 for   Program); $500 for     Program); $500 for
                       Institutional U.S.     the Galaxy             retirement plan        retirement plan
                       Treasury Money Market  Institutional          accounts such as IRA,  accounts such as IRA,
                       Fund and the Boston    Treasury Money Market  SEP and Keogh Plan     SEP and Keogh Plan
                       1784 Institutional     Fund and               accounts; $100 for     accounts; $100 for
                       Prime Money Market     Institutional Money    college savings        college savings
                       Fund.                  Market Fund.           accounts, including    accounts, including
                                                                     Education IRA          Education IRA
                                                                     accounts.              accounts; no minimum
                                                                                            investment for salary
                                                                                            reduction retirement
                                                                                            plans such as 401(k)
                                                                                            or SIMPLE IRAs.

Minimum subsequent     $250 for a regular     Follow established     Generally, $100; $50   Generally $100; $50
  investments          account; $50 through   procedures of          per month or $150 per  per month or $150 per
                       an automatic           customer's financial   quarter for regular    quarter for regular
                       investment plan.       institution or         accounts using the     accounts using the
                       $5,000 for the Boston  employer sponsored     Automatic Investment   Automatic Investment
                       1784 Institutional     plan. No minimum for   Program and $40 per    Program and $40 per
                       U.S. Treasury Money    the Galaxy             month or $125 per      month or $125 per
                       Market Fund and the    Institutional          quarter for Education  quarter for Education
                       Boston 1784            Treasury Money Market  IRAs using the         IRAs using the
                       Institutional Prime    Fund and               Automatic Investment   Automatic Investment
                       Money Market Fund.     Institutional Money    Program; $100 through  Program; $100 through
                                              Market Fund.           the College            the College
                                                                     Investment Program     Investment Program
                                                                     ($50 if you use the    ($50 if you use the
                                                                     Automatic Investment   Automatic Investment
                                                                     Program); and $25 per  Program); and $25 per
                                                                     pay period using the   pay period using the
                                                                     Payroll Deduction      Payroll Deduction
                                                                     Program.               Program.

Purchase Methods       Through SEI            Follow established     Through Provident      Through Provident
                       Investments            procedures of          Distributors Inc. or   Distributors Inc. or
                       Distribution Co. or a  customer's financial   a financial            a financial
                       broker/dealer or       institution or         institution that has   institution that has
                       financial institution  employer sponsored     an agreement with      an agreement with
                       that has an agreement  plan; through          Provident              Provident
                       with SEI Investments   Provident              Distributors Inc.; by  Distributors Inc.; by
                       Distribution Co.; by   Distributors Inc.; by  mail; by telephone;    mail; by telephone;
                       mail; by telephone;    mail or by wire.       or by wire.            or by wire.
                       by wire; or
                       electronic transfer.

    C. REDEMPTION PROCEDURES

                                                TRUST SHARES AND
                        SHARES OF THE 1784           SHARES            BKB SHARES OF THE     RETAIL A SHARES OF
                               FUNDS           OF THE GALAXY FUNDS        GALAXY FUND         THE GALAXY FUNDS
                       ---------------------  ---------------------  ---------------------  ---------------------
Through an authorized  Yes                    Terms set by           Yes                    Yes
  selling or                                  financial institution
  servicing agent                             or employer sponsored
                                              plan. Otherwise, yes.

By mail                Yes                    Terms set by           Yes                    Yes
                                              financial institution
                                              or employer sponsored
                                              plan. Otherwise, yes.

By telephone           Yes                    Terms set by           Yes                    Yes
                                              financial institution
                                              or employer sponsored
                                              plan. Otherwise, yes.

By wire                Yes                    Terms set by           Yes                    Yes
                                              financial institution
                                              or employer sponsored
                                              plan. Otherwise, yes.

By systematic          Yes (shareholders of   Institutional          Yes (except that the   Yes (except that the
  withdrawal plan      all 1784 Funds whose   Shareholders must      account must have a    account must have a
                       accounts maintain an   follow established     starting value of at   starting value of at
                       aggregate value of     procedures of          least $10,000).        least $10,000).
                       $10,000 (except        customer's financial
                       shareholders of the    institution or
                       Boston 1784            employer sponsored
                       Institutional U.S.     plan.
                       Treasury Money Market
                       Fund and Boston 1784
                       Institutional Prime
                       Money Market Fund)
                       may receive
                       systematic payments
                       of at least $100).
                       Institutional
                       Shareholders must
                       follow established
                       procedures of
                       customer's financial
                       institution or
                       employer sponsored
                       plan.

By electronic          Yes                    No                     No                     No
  transfer

Checkwriting feature   Checkwriting           Institutional          Checkwriting           Checkwriting
                       privileges are         Shareholders must      privileges are         privileges are
                       available for the      follow established     available for the      available for the
                       Boston 1784 Tax-Free   procedures of          Galaxy Money Market    Galaxy Money Market
                       Money Market Fund,     customer's financial   Fund, Galaxy U.S.      Fund, Galaxy U.S.
                       Boston 1784 U.S.       institution or         Treasury Fund and      Treasury Fund and
                       Treasury Money Market  employer sponsored     Galaxy Tax-Exempt      Galaxy Tax-Exempt
                       Fund, Boston 1784      plan.                  Fund. ($250 minimum).  Fund. ($250 minimum).
                       Prime Money Market
                       Fund and Boston 1784
                       Short-Term Income
                       Fund. ($250 minimum).

    Due to the high cost of maintaining fund accounts with small balances, each of the 1784 Funds may redeem Shares in a shareholder's account if the balance in such shareholder's account with the Fund drops below $250, in the case of a tax-sheltered retirement plan account, or $1,000 ($100,000 for the Boston 1784 Institutional U.S. Treasury Money Market Fund and the Boston 1784 Institutional Prime Money Market Fund) in the case of other shareholder accounts. If a shareholder's account falls below the minimum required investment as a result of selling or exchanging shares, the shareholder will be given 60 days to re-establish the minimum balance or the account will be closed.

    Galaxy may redeem Retail A Shares if the balance in a shareholder's account (other than a retirement plan account) falls below $250 as a result of selling or exchanging shares. In such event, Galaxy will provide shareholders with 60 days' written notice of such fact. If such shareholder does not re-establish the required minimum balance within such period the account will be closed.

    D. ADDITIONAL SHAREHOLDER SERVICES

                                                TRUST SHARES AND
                        SHARES OF THE 1784           SHARES            BKB SHARES OF THE     RETAIL A SHARES OF
                               FUNDS           OF THE GALAXY FUNDS        GALAXY FUND         THE GALAXY FUNDS
                       ---------------------  ---------------------  ---------------------  ---------------------
Systematic/automatic   Yes (minimum initial   Institutional          Yes ($50 per month or  Yes ($50 per month or
  investment plan      investment amounts     Shareholders must      $150 per quarter       $150 per quarter
                       described above        follow established     minimum initial and    minimum initial and
                       apply; $50 minimum     procedures of          subsequent investment  subsequent investment
                       for subsequent         customer's financial   for regular accounts,  for regular accounts,
                       investments).          institution or         $40 or $125 per        $40 or $125 per
                       Institutional          employer sponsored     quarter minimum        quarter minimum
                       Shareholders must      plan.                  initial and            initial and
                       follow established                            subsequent investment  subsequent investment
                       procedures of                                 for Education IRAs).   for Education IRAs).
                       customer's financial
                       institution or
                       employer sponsored
                       plan.

    E. SHARE EXCHANGES

                                                TRUST SHARES AND
                        SHARES OF THE 1784           SHARES             BKB SHARES OF THE      RETAIL A SHARES OF
                               FUNDS           OF THE GALAXY FUNDS         GALAXY FUND          THE GALAXY FUNDS
                       ---------------------  ---------------------   ---------------------   ---------------------
Through an Authorized  Yes, Institutional     N/A                     N/A                     Yes
  Selling or           Shareholders must
  Servicing Agent      follow established
                       procedures of
                       customer's financial
                       institution or
                       employer sponsored
                       plan

By mail                Yes, Institutional     N/A                     N/A                     Yes
                       Shareholders must
                       follow established
                       procedures of
                       customer's financial
                       institution or
                       employer sponsored
                       plan

By telephone           Yes, Institutional     N/A                     N/A                     Yes
                       Shareholders must
                       follow established
                       procedures of
                       customer's financial
                       institution or
                       employer sponsored
                       plan

Minimum                None                   N/A                     N/A                     Retail A Shares
                                                                                              exchanged must have a
                                                                                              value of at least
                                                                                              $100

    F. DIVIDENDS FOR EACH OF THE 1784 FUNDS AND GALAXY FUNDS ARE DECLARED AND PAID AS FOLLOWS:

                                                   1784 FUNDS                           GALAXY FUNDS
                                      ------------------------------------  ------------------------------------
Declared daily and paid monthly       Tax-Free Money Market Fund            Tax Exempt Fund
                                      U.S. Treasury Money Market Fund       U.S. Treasury Fund
                                      Institutional U.S. Treasury Money     Institutional Treasury Money Market
                                      Market Fund                           Fund
                                      Prime Money Market Fund               Money Market Fund
                                      Institutional Prime Money Market      Institutional Money Market Fund
                                      Fund                                  Short-Term Bond Fund
                                      Short-Term Income Fund                High Quality Bond Fund
                                      Income Fund                           Intermediate Government Income Fund
                                      U.S. Government Medium-Term Income    Intermediate Tax-Exempt Bond Fund
                                      Fund                                  Connecticut Intermediate Municipal
                                      Tax-Exempt Medium-Term Income Fund    Bond Fund
                                      Connecticut Tax-Exempt Income Fund    Florida Municipal Bond Fund
                                      Florida Tax-Exempt Income Fund        Massachusetts Intermediate Municipal
                                      Massachusetts Tax-Exempt Income Fund  Bond Fund
                                      Rhode Island Tax-Exempt Income Fund   Rhode Island Municipal Bond Fund

Declared and paid quarterly           Asset Allocation Fund                 Asset Allocation Fund
                                      Growth and Income Fund                Growth and Income Fund

Declared and paid semi-annually       Growth Fund                           Growth Fund II

Declared and paid at least annually   International Equity Fund             International Equity Fund

                                   APPENDIX V

                         PERFORMANCE COMPARISONS OF THE
                        OPERATING GALAXY FUNDS AND THEIR
                            CORRESPONDING 1784 FUNDS

                            TOTAL RETURN PERFORMANCE
                                (AS OF 12/31/99)

    The total returns of the Galaxy Funds are competitive with those of the 1784 Funds as shown below. No BKB Shares or Shares were outstanding as of 12/31/99. Performance shown is based on historical earnings and is not predictive of future performance. Performance reflects reinvestment of dividends and other earnings.

                                      BOSTON 1784 TAX-FREE
                                       MONEY MARKET FUND                        GALAXY TAX-EXEMPT FUND
                                      --------------------            -------------------------------------------
                                                                       TRUST                     RETAIL A
                                             SHARES                    SHARES                     SHARES
                                      --------------------            --------            -----------------------
1 Year.............................           3.03%                     2.73%                       2.59%
5 Years............................           3.30%                     3.02%                       2.87%
10 Years...........................             N/A                       N/A                       3.07%
Since Inception....................           3.14% (6/14/93)           2.73% (11/1/94)             3.43% (6/23/88)

Best Quarter.......................           0.96% 6/95                0.88% 6/95                  1.55% 6/89
Worst Quarter......................           0.58% 3/94                0.59% 3/99                  0.45% 9/93

                                    BOSTON 1784 U.S. TREASURY
                                        MONEY MARKET FUND                       GALAXY U.S. TREASURY FUND
                                    -------------------------           ------------------------------------------
                                                                         TRUST                    RETAIL A
                                             SHARES                      SHARES                    SHARES
                                    -------------------------           --------           -----------------------
1 Year...........................              4.45%                      4.37%                      4.20%
5 Years..........................              4.91%                      4.81%                      4.63%
Since Inception..................              4.52% (6/7/93)             4.81% (11/1/94)            4.27% (1/22/91)

Best Quarter.....................              1.38% 6/95                 1.32% 6/95                 1.28% 6/95
Worst Quarter....................              0.65% 3/94                 1.03% 3/99                 0.65% 6/93

                                       BOSTON 1784 PRIME
                                       MONEY MARKET FUND                        GALAXY MONEY MARKET FUND
                                    ------------------------           ------------------------------------------
                                                                        TRUST                    RETAIL A
                                             SHARES                     SHARES                    SHARES
                                    ------------------------           --------           -----------------------
1 Year...........................             4.65%                      4.80%                      4.63%
5 Years..........................             5.07%                      5.12%                      4.92%
10 Years.........................               N/A                        N/A                      4.86%
Since Inception..................             4.48% (6/6/91)             5.11% (11/1/94)            5.50% (11/17/86)

Best Quarter.....................             1.39% 6/95                 1.39% 6/95                 2.34% 6/89
Worst Quarter....................             0.66% 3/94                 1.11% 6/99                 0.65% 9/93

                                     BOSTON 1784 SHORT-TERM                        GALAXY SHORT-TERM
                                          INCOME FUND                                  BOND FUND
                                    ------------------------           ------------------------------------------
                                                                        TRUST                    RETAIL A
                                             SHARES                     SHARES                    SHARES
                                    ------------------------           --------           -----------------------
1 Year...........................             2.66%                      2.56%                     -1.49%
5 Years..........................             6.14%                      5.89%                      4.83%
Since Inception..................             5.70% (7/1/94)             5.14% (12/30/91)           4.49% (12/30/91)

Best Quarter.....................             3.31% 6/95                 4.14% 9/92                 4.14% 9/92
Worst Quarter....................             0.27% 3/96                -0.72% 3/94                -0.66% 6/94

                                          BOSTON 1784                             GALAXY HIGH QUALITY
                                          INCOME FUND                                  BOND FUND
                                    ------------------------           ------------------------------------------
                                                                        TRUST                    RETAIL A
                                             SHARES                     SHARES                    SHARES
                                    ------------------------           --------           -----------------------
1 Year...........................            -2.70%                     -3.99%                     -7.71%
5 Years..........................             6.47%                      7.19%                      6.22%
Since Inception..................             5.88% (7/1/94)             6.98% (12/14/90)           6.44% (12/14/90)

Best Quarter.....................             6.34% 6/95                 7.59% 6/95                 7.54% 6/95
Worst Quarter....................            -2.42% 3/96                -3.85% 3/94                -3.85% 3/94

                                          BOSTON 1784
                                        U.S. GOVERNMENT
                                          MEDIUM-TERM                             GALAXY INTERMEDIATE
                                          INCOME FUND                            GOVERNMENT INCOME FUND
                                    ------------------------           ------------------------------------------
                                                                        TRUST                    RETAIL A
                                             SHARES                     SHARES                    SHARES
                                    ------------------------           --------           -----------------------
1 Year...........................            -1.57%                     -1.72%                     -5.66%
5 Years..........................             6.30%                      6.44%                      5.35%
10 Years.........................               N/A                      6.19%                      5.67%
Since Inception..................             4.71% (6/7/93)             6.73% (9/1/88)             6.28% (9/1/88)

Best Quarter.....................             5.51% 6/95                 8.56% 6/89                 8.56% 6/89
Worst Quarter....................             2.95% 3/94                -2.90% 3/94                -2.90% 3/94

                                    BOSTON 1784 RHODE ISLAND                      GALAXY RHODE ISLAND
                                     TAX-EXEMPT INCOME FUND                       MUNICIPAL BOND FUND
                                    ------------------------           ------------------------------------------
                                                                        TRUST                    RETAIL A
                                             SHARES                     SHARES                    SHARES
                                    ------------------------           --------           -----------------------
1 Year...........................            -2.69%                        N/A                     -6.39%
5 Years..........................             5.87%                                                 4.96%
Since Inception..................             5.01% (8/1/94)                                        4.96% (12/20/94)

Best Quarter.....................             5.66% 3/95                                            4.90% 3/95
Worst Quarter....................            -2.04% 6/99                                           -1.90% 6/99

                                       BOSTON 1784 ASSET                        GALAXY ASSET ALLOCATION
                                        ALLOCATION FUND                                   FUND
                                    ------------------------           ------------------------------------------
                                                                        TRUST                    RETAIL A
                                             SHARES                     SHARES                    SHARES
                                    ------------------------           --------           -----------------------
1 Year...........................            12.43%                      7.41%                      3.22%
5 Years..........................            16.88%                     17.98%                     16.89%
Since Inception..................            12.84% (6/14/93)           12.53% (12/30/91)          11.86% (12/30/91)

Best Quarter.....................            10.79% 6/97                11.74% 12/98               11.74% 12/98
Worst Quarter....................            -5.12% 9/98                -3.75% 9/98                -3.80% 9/98

                                       BOSTON 1784 GROWTH                       GALAXY GROWTH AND INCOME
                                        AND INCOME FUND                                   FUND
                                    ------------------------           ------------------------------------------
                                                                        TRUST                    RETAIL A
                                             SHARES                     SHARES                    SHARES
                                    ------------------------           --------           -----------------------
1 Year...........................            18.14%                      7.09%                      2.83%
5 Years..........................            22.86%                     20.20%                     18.98%
Since Inception..................            18.25% (6/7/93)            16.43% (12/14/92)          15.90% (2/12/93)

Best Quarter.....................            21.88% 12/99               20.76% 12/98               20.66% 12/98
Worst Quarter....................           -12.79% 9/98               -13.49% 9/98               -13.50% 9/98

                                          BOSTON 1784
                                         INTERNATIONAL                            GALAXY INTERNATIONAL
                                          EQUITY FUND                                 EQUITY FUND
                                    ------------------------           ------------------------------------------
                                                                        TRUST                    RETAIL A
                                             SHARES                     SHARES                    SHARES
                                    ------------------------           --------           -----------------------
1 Year...........................            56.27%                     41.89%                     35.80%
5 Years..........................               N/A                     19.56%                     17.97%
Since Inception..................            17.53% (1/3/95)            15.04% (12/30/91)          14.06% (12/30/91)

Best Quarter.....................            37.15% 12/99               24.53% 12/99               24.36% 12/99
Worst Quarter....................           -16.34% 9/98               -14.53% 9/98               -14.61% 9/98

                                  APPENDIX VI

                      MANAGEMENT DISCUSSION OF GALAXY FUND
                                  PERFORMANCE

                               PORTFOLIO REVIEWS

[PHOTO]

Glenn Migliozzi is the managing director of Fixed Income Investments for Fleet Investment Advisors, Inc. He is also a member of Fleet's Taxable Fixed Income Strategy Committee, which has managed the Galaxy Short-Term Bond Fund since October of 1999.

GALAXY SHORT-TERM BOND FUND

BY GLENN MIGLIOZZI
MANAGING DIRECTOR
FIXED INCOME INVESTMENTS

    As short-term interest rates edged higher over the past year, the Galaxy Short-Term Bond Fund benefited from holding sizable investments in Treasury securities and cash, and from keeping its maturity structure near or somewhat shorter than that of its market benchmarks. We further enhanced returns by taking advantage of near-term opportunities to increase yield that market fluctuations created in individual bond sectors.

    For the 12 months ended October 31, 1999, the Fund's Trust Shares earned a total return of 2.67%, and its Retail A Shares had a total return of 2.43% before deducting the 3.75% maximum front-end sales charge. During this time, the Fund's Retail B Shares had a total return of 1.71% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page VI-11 for total returns after deducting the front-end sales charge and the chart on page VI-12 for total returns after deducting the contingent deferred sales charge.)

    Over the same period, the average short-term bond fund tracked by Lipper Analytical Services ("Lipper") earned a total return of 2.98%, and the Lehman One-to-Three-Year Government Index had a total return of 2.97%.

    On October 31, 1999, when the reporting period ended, the Galaxy Short-Term Bond Fund had an average maturity near that of the Fund's benchmark, and the Fund's Trust Shares had a 30-day Securities and Exchange Commission ("SEC") annualized yield of 5.31%. On the same date, Retail A Shares of the Fund had a 30-day SEC annualized yield of 4.96%, and Retail B Shares had a 30-day SEC annualized yield of 4.34%.

ENHANCING RETURN AS YIELDS ROSE

    In the final months of 1998 and the first months of 1999, the Fund benefited from earlier additions of short-term issues, whose prices suffered less than those with longer maturities as interest rates rose. Of further help was the Fund's exposure to high-quality corporate bonds, which recorded relatively good results as the economic outlook indicated continued strength. Holdings in mortgage-backed securities also performed well, as rising interest rates reduced the risk of home-loan prepayments. During this time we increased investments in mortgage-backed securities and made opportunistic trades within the corporate sector.

    In the second quarter of 1999, with robust growth and the Fed's rate hike of 25 basis points (0.25%), yields for shorter maturities rose 30 to 70 basis points. While corporate bonds suffered from lighter demand and increased supplies at this time, the added income from corporates more than compensated for the slight lag in their price performance. During the second quarter, we took advantage of selected opportunities in corporates, as well as in asset-backed and mortgage-backed securities.

    With a further rise in yields, the higher yields earned on non-Treasury debt helped offset any extra price loss by those securities. Anticipating a continued flight to quality, we added Treasury securities to the portfolio and increased the Fund's cash position. We also continued to take advantage of selected trading opportunities that arose from market fluctuations.

DEFENSIVE POSTURE TO CONTINUE

    Given the many uncertainties that investors will face at the end of 1999, we intend to focus new purchases on issues that mature next year when many of these concerns should be resolved. In addition, we plan to maintain large investments in Treasuries and cash. Besides giving the Fund added liquidity, Treasuries could benefit from any year-end flight to quality. As always, we plan to focus on high-quality securities in other sectors and make the most of new investment opportunities that arise.

GALAXY SHORT-TERM BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Repurchase Agreement and Net Other Assets & Liabilities  13%
Commercial Paper                                          2%
U.S.Government and Agency Obligations                    31%
Asset-Backed and Mortgage-Backed Securities              21%
Corporate Notes and Bonds                                33%

GALAXY SHORT-TERM BOND FUND

GROWTH OF $10,000 INVESTMENT*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                         12/30/91  10/31/99
Lehman Brothers One to Three Year Government Bond Index   $10,000   $15,562
Galaxy Short-Term Bond Fund - Retail A Shares              $9,625   $14,164
Galaxy Short-Term Bond Fund - Trust Shares                $10,000   $14,888
Galaxy Short-Term Bond Fund - Retail B Shares             $10,000   $11,335

------------------------

* Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the 3.00% contingent deferred sales charge as if shares were redeemed on October 31, 1999. The Lehman Brothers One to Three Year Government Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

                               PORTFOLIO REVIEWS

[PHOTO]

Marie Schofield has managed the Galaxy High Quality Bond Fund since March of 1996. She has managed fixed-income investments since 1975.

GALAXY HIGH QUALITY BOND FUND

BY MARIE SCHOFIELD
PORTFOLIO MANAGER

    In the first half of the reporting period, as the global economic outlook improved and risk premiums contracted, corporate, asset-backed, and mortgage-backed securities outperformed Treasuries. Additional commitments made to these sectors benefited Fund returns. Later in the period, risk premiums in selected sectors saw renewed widening while certain favored sectors, such as U.S. Government agency and mortgage-backed issues, asset-backed issues, and especially the Yankee sector, continued to perform well. Throughout the period we continued to increase our allocations to mortgage-backed and asset-backed securities and adjusted our weightings to the corporate sector in order to take advantage of these changes. During this time, we also remained overweighted in short and long maturities following a barbell strategy throughout much of the year. This positioning is optimal when the yield curve flattens and serves to minimize the impact of falling prices as short-term interest rates rise more than long-term interest rates. During this time, interest rates on long-term Treasuries rose 100 basis points while interest rates on short-term Treasuries rose nearly 170 basis points--typical in an environment of monetary policy tightening.

    As real yields rose, the Fund's duration was increased periodically when interest rates spiked to historically attractive levels. While relative value was deemed high, these moves also made the Fund more sensitive to changes in interest rates. As rates continued to march upward and top out at levels above 6%, the Fund underperformed for the reporting period. Since the Fund is generally not permitted to invest in foreign securities, its returns also suffered from an absence of dollar-denominated "Yankee" bonds issued by foreign corporations and institutions. Yankee bonds saw stellar performance during the period in response to exceptional demand, as wide spread levels attracted investors. Financial issues also performed well during the period.

    For the 12 months ended October 31, 1999, the Fund's Trust Shares earned a total return of -2.52%. Over the same time, Retail A Shares of the Fund had a total return of -2.66% before deducting the maximum 3.75% front-end sales charge, and its Retail B Shares had a total return of -3.46% before deducting the maximum 5.00% contingent deferred sales charge. A Prime Shares of the Fund had a total return of -2.68% before deducting the maximum 4.75% front-end sales charge and its B Prime Shares had a total return of -3.46% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the charts on page VI-11 for total returns after deducting the applicable front-end sales charge and the charts on page VI-12 for total returns after deducting the applicable contingent deferred sales charge.)

    Over the same 12-month period, the average A-rated corporate bond fund tracked by Lipper had a total return of -0.92%, the Lehman Brothers Government/Corporate Bond Index had a total return of -0.66% and the Lehman Brothers Long-Term Government/ Corporate Bond Index had a total return of -4.31%. The Fund has changed its benchmark from the Lehman Brothers Long-Term Government/ Corporate Bond Index to the Lehman Brothers Government/Corporate Bond Index, which is comprised of securities with remaining maturities that more closely approximate the remaining maturities of those securities held by the Fund.

    On October 31, 1999, the Fund's Trust Shares had a 30-day SEC annualized yield of 5.76%, its Retail A Shares had a 30-day SEC annualized yield of 5.41% and its Retail B Shares had a 30-day SEC annualized yield of 5.00%. On such date, the Fund's A Prime Shares had a 30-day SEC annualized yield of 5.66% and its B Prime Shares had a 30-day SEC annualized yield of 4.89%.

PORTFOLIO ADJUSTMENTS

    Early in the fiscal year, we reduced Treasuries in favor of additional corporate, asset-backed, and mortgage-backed securities, as well as U.S. Government agency issues. As the yield for 30-year Treasuries fell below 5% in December of 1998, we reduced the Fund's duration to 104% of benchmark duration. When the 30-year Treasury yield moved above 5.40% in the first quarter of 1999, we extended the Fund's duration to 109% of that for the Index.

    As the global economic outlook brightened in the first and second quarters of 1999, corporate securities performed well versus Treasuries and our higher allocation to this sector helped Fund performance. Specifically, our overweights included issues in industrials, consumer non-cyclicals, and telecommunications due to their stable outlook and strong credit quality. We remained underweighted in corporate bonds issued by financial firms. We also found opportunities in high-quality debt of retailers, drug companies, and energy firms. While corporate bonds underperformed in the second half-year period, due to expectations of a glut of new supply ahead of Y2K, agency, mortgage-backed and asset-backed securities continued to contribute positively to Fund returns. In June, after the yield on the 30-year Treasury bonds reached 6.15%, we further extended the Fund's duration to 114% of the duration for its benchmark.

    As rates rose further in the final months of the period, the Fund benefited from its focus on better-quality issues and from a barbelled maturity structure. The higher yields on investments in mortgage-backed securities and corporate bonds helped to offset the price declines in those sectors. When risk premiums on U.S. Government agencies became more attractive, we added to holdings in that sector. As we approached the final quarter of this calendar year, we increased investments in Treasuries in an effort to highlight liquidity.

PREPARED FOR SLOWER GROWTH

    With a duration that remains 114% of its benchmark, the Fund should enjoy strong gains when growth finally slows and bond prices rally. Tentative evidence of slowing is already apparent in the housing sector and consumer demand has slowed somewhat. In addition, employment gains have begun to soften. The Fed is resolved to slow economic growth to head off any inflationary pressures from tight labor markets. How much additional tightening, if any, that is required to achieve this goal remains a major question. With the eventual slowdown, the Fund should benefit from its emphasis on high credit quality and its longer maturity structure.

GALAXY HIGH QUALITY BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Foreign Bond, Repurchase Agreement and
Net Other Assets & Liabilities           4%
Mortgage-Backed Securities              18%
U.S. Government and Agency Obligations  40%
Asset-Backed Securities                  6%
Corporate Notes and Bonds               32%

GALAXY HIGH QUALITY BOND FUND

GROWTH OF $10,000 INVESTMENT*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                           12/14/90  10/31/99
Lehman Brothers Long-Term Government/Corporate Bond Index   $10,000   $20,028
Lehman Brothers Government/Corporate Bond Index             $10,000   $23,623
Galaxy High Quality Bond Fund - Retail A Shares              $9,625   $17,762
Galaxy High Quality Bond Fund - Trust Shares                $10,000   $18,602
Galaxy High Quality Bond Fund - Retail B Shares             $10,000   $11,362
Galaxy High Quality Bond Fund - A Prime Shares               $9,525    $9,269
Galaxy High Quality Bond Fund - B Prime Shares              $10,000    $9,197

------------------------

* Since inception on 12/14/90 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Since inception on 11/1/98 for A Prime and B Prime Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Prime A Shares include the effect of the maximum 4.75% front-end sales charge. Performance figures for Retail B and B Prime Shares reflect the deduction of the 3.00% contingent deferred sales charge (applicable to shares redeemed in the fourth year after purchase) and maximum 5.00% contingent deferred sales charge, respectively, as if shares were redeemed on October 31, 1999. The Lehman Brothers Long-Term Government/Corporate Bond Index and the Lehman Brothers Government/ Corporate Bond Index are unmanaged indices in which investors cannot invest. Results for the indices do not reflect investment management fees and other expenses incurred by the Fund.

                               PORTFOLIO REVIEWS

[PHOTO]

Marie Schofield became manager of the Galaxy Intermediate Government Income Fund in December of 1996. She has managed fixed-income investments since 1975.

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

BY MARIE SCHOFIELD
PORTFOLIO MANAGER

    In a climate where investors were concerned that rising interest rates would curtail future growth and generally favored U.S. Government securities and other issues with higher credit quality, the Galaxy Intermediate Government Income Fund benefited from sizable holdings in government debt. We further enhanced returns during this time by taking advantage of attractive yield opportunities that arose in other sectors and by emphasizing investments with longer maturities. While the increased yield from longer maturities was sometimes offset by the lesser price performance of these issues, we feel the Fund's longer maturity structure should serve it well once interest rates fall and bond prices rally.

    For the 12 months ended October 31, 1999, the Fund's Trust Shares had a total return of -0.86% and its Retail A Shares had a total return of -1.11% before deducting the maximum 3.75% front-end sales charge. During the same period, the Fund's Retail B Shares had a total return of -1.78% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page VI-11 for total returns after deducting the front-end charge and the chart on page VI-12 for total returns after deducting the contingent deferred sales charge.)

    Those returns compare with a total return of -0.83% for the average intermediate government bond fund tracked by Lipper, a total return of 0.99% for the Lehman Brothers Intermediate Government/ Corporate Intermediate Bond Index and a total return of 0.53% for the Lehman Brothers Aggregate Bond Index. As of October 31, 1999, the Fund's Trust Shares had a 30-day SEC annualized yield of 5.76%. On the same date, Retail A Shares of the Fund had a 30-day SEC annualized yield of 5.38% and Retail B Shares had a 30-day SEC annualized yield of 4.82%.

ADAPTING TO ECONOMIC CHANGES

    In the first half of the reporting period, the Fund increased investments in corporate, asset-backed, and mortgage-backed securities as well as in issues of U.S. Government agencies. Besides being attractive on an historical basis, the yields of these "spread products" provided some protection as interest rates rose and bond prices fell. To facilitate these purchases, we reduced our allocation in Treasuries. Continually throughout the period, U.S. Government issues represented more than 70% of the portfolio, which is well above the 65% threshold required by the Fund's investment policies.

    During this time we maintained a "barbelled" maturity structure, which overweights both long and short maturities and underweights intermediate maturities. This positioning is optimal when the yield curve flattens, and serves to minimize the impact of falling prices as short-term interest rates rise more than long-term interest rates. During this time, interest rates on long-term Treasuries rose 100 basis points while interest rates on short-term Treasuries rose nearly 170 basis points, which is typical in an environment of monetary policy tightening. We reduced the Fund's duration early in the period when long-term Treasury yields fell below 5.00%. Overall, this gave the Fund a duration that was about 105% of the duration for the average of the Lehman Brothers Intermediate Government/Corporate Bond Index and the Lehman Brothers Aggregate Bond Index. When the 30-year Treasury yield moved above 5.40% in the first quarter of 1999, we extended the Fund's duration to 109% of that of the Index.

    As yield spreads increased in the second quarter of 1999, we added selectively to bonds of domestic banks and intermediate-term industrials and consumer non-cyclicals. Throughout the period, however, holdings of corporate issues remained light versus the Fund's benchmark, a blend of the Lehman Brothers Intermediate Government/Corporate Bond Index and the Lehman Brothers Aggregate Bond Index. We did maintain a significant overweight in mortgages due to their ongoing attractive valuation, and increased holdings as the year progressed. At the end of the period, weightings in mortgage-backed securities were about double those of the benchmark. We reduced positions in intermediate-term corporates in favor of government issues, as spread levels between these two sectors narrowed dramatically. As real (inflation-adjusted) yields rose, the Fund's duration was increased periodically when interest rates spiked to historically attractive levels. While relative value was deemed high, these moves also made the Fund more sensitive to changes in interest rates. The Fund's duration was extended a final time in June as long-term Treasury yields rose above 6%. By the end of June, the duration was approximately 114% of that for the benchmark.

STRATEGIES FOR SLOWER GROWTH

    If slower growth allows yields to fall and prices to rally, as we expect, longer-maturity issues should enjoy strong gains. In the meantime, they provide the Fund with added income. The Fund should also benefit from its investments in agencies and mortgage-backed securities, whose strong credit quality is likely to attract investors in a less robust economy.

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Asset-Backed Securities, Foreign Bonds, Repurchase Agreement
and Net Other Assets & Liabilities                             6%
Mortgage-Backed Securities                                    30%
U.S. Government and Agency Obligations                        49%
Corporate Notes and Bonds                                     15%

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

GROWTH OF $10,000 INVESTMENT*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                              9/1/88   10/31/99
Lehman Brothers Aggregate Bond Index                          $10,000   $23,892
Lehman Brothers Intermediate Government/Corporate Bond Index  $10,000   $23,781
Galaxy Intermediate Government Income Fund - Retail A Shares   $9,625   $20,046
Galaxy Intermediate Government Income Fund - Trust Shares     $10,000   $21,038
Galaxy Intermediate Government Income Fund - Retail B Shares  $10,000    $9,353

------------------------

* Since inception on 9/1/88 for Trust and Retail A Shares. Since inception on 11/1/98 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on October 31, 1999. The Lehman Brothers Aggregate Bond Index and the Lehman Brothers Intermediate Government/Corporate Bond Index are unmanaged indices in which investors cannot invest. Results for the indices do not reflect investment management fees and other expenses incurred by the Fund.

                            PERFORMANCE AT-A-GLANCE

AVERAGE ANNUAL TOTAL RETURNS--RETAIL A SHARES*

                                                                                               10 YEARS/
AS OF OCTOBER 31, 1999                                        1 YEAR    3 YEARS    5 YEARS    LIFE OF FUND
----------------------                                       --------   --------   --------   ------------
Short-Term Bond Fund
(Inception date 12/30/91)..................................   -1.38%      3.48%      4.85%        4.54%
High Quality Bond Fund
(Inception date 12/14/90)..................................   -6.34       3.81       6.68         6.68
Intermediate Government
Income Fund (Inception date 9/1/88)**......................   -4.83       3.73       5.45         5.76

AVERAGE ANNUAL TOTAL RETURNS--A PRIME SHARES*

AS OF OCTOBER 31, 1999                                        1 YEAR    3 YEARS    5 YEARS    LIFE OF FUND
----------------------                                       --------   --------   --------   ------------
High Quality Bond Fund
(Inception date 11/1/98)...................................   -7.31%      N/A        N/A         -7.31%

------------------------

* Return figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. Return figures for A Prime Shares include the effect of the maximum 4.75% front-end sales charge.

** Retail A Shares of the Intermediate Government Income Fund were first offered during the fiscal year ended October 31, 1992. The returns for Retail A Shares for prior periods represent the returns for Trust Shares of the Fund. Prior to November 1, 1993, the returns for Retail A Shares and Trust Shares of the Fund were the same because each series of shares had the same expenses.

AVERAGE ANNUAL TOTAL RETURNS--TRUST SHARES

                                                                                               10 YEARS/
AS OF OCTOBER 31, 1999                                        1 YEAR    3 YEARS    5 YEARS    LIFE OF FUND
----------------------                                       --------   --------   --------   ------------
Short-Term Bond Fund
  (Inception date 12/30/91)................................    2.67%      5.03%      5.89%        5.21%
High Quality Bond Fund
  (Inception date 12/14/90)................................   -2.52       5.29       7.66         7.24
Intermediate Government Income Fund
  (Inception date 9/1/88)..................................   -0.86       5.33       6.56         6.27

AVERAGE ANNUAL TOTAL RETURNS--RETAIL B SHARES**

                            1 YEAR             1 YEAR              3 YEAR             3 YEAR           LIFE OF FUND
                        RETURNS BEFORE      RETURNS AFTER      RETURNS BEFORE      RETURNS AFTER      RETURNS BEFORE
        AS OF             CONTINGENT         CONTINGENT          CONTINGENT         CONTINGENT          CONTINGENT
     OCTOBER 31,        DEFERRED SALES     DEFERRED SALES      DEFERRED SALES     DEFERRED SALES      DEFERRED SALES
        1999           CHARGE DEDUCTED    CHARGE DEDUCTED*    CHARGE DEDUCTED    CHARGE DEDUCTED*    CHARGE DEDUCTED
---------------------  ----------------   -----------------   ----------------   -----------------   ----------------
Short-Term Bond Fund
(Inception date
3/4/96)..............        1.71%              -3.17%              4.13%              3.21%               3.97%

High Quality Bond
Fund (Inception date
3/4/96)..............       -3.25               -7.82               4.53               3.63                4.02

Intermediate
Government Income
Fund (Inception date
11/1/98).............       -1.78               -6.47                N/A                N/A               -1.78

                         LIFE OF FUND
                         RETURNS AFTER
        AS OF             CONTINGENT
     OCTOBER 31,        DEFERRED SALES
        1999           CHARGE DEDUCTED*
---------------------  -----------------
Short-Term Bond Fund
(Inception date
3/4/96)..............         3.48%
High Quality Bond
Fund (Inception date
3/4/96)..............         3.55
Intermediate
Government Income
Fund (Inception date
11/1/98).............        -6.47

AVERAGE ANNUAL TOTAL RETURNS--B PRIME SHARES**

                                      1 YEAR             1 YEAR         LIFE OF FUND       LIFE OF FUND
                                  RETURNS BEFORE     RETURNS AFTER     RETURNS BEFORE     RETURNS AFTER
                                    CONTINGENT         CONTINGENT        CONTINGENT         CONTINGENT
AS OF                             DEFERRED SALES     DEFERRED SALES    DEFERRED SALES     DEFERRED SALES
OCTOBER 31, 1999                  CHARGE DEDUCTED   CHARGE DEDUCTED*   CHARGE DEDUCTED   CHARGE DEDUCTED*
----------------                  ---------------   ----------------   ---------------   ----------------
High Quality Bond Fund
  (Inception date 11/1/98)......       -3.46%             -8.03%            -3.46%             -8.03%

------------------------

*   As if shares were redeemed at end of period.

** Retail B Shares and B Prime Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years and B Prime Shares automatically convert to A Prime Shares after eight years.

Past performance is no guarantee of future results. Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Advisor is presently waiving fees and/or reimbursing expenses and may revise or discontinue such practice at any time. Without such waivers and/or reimbursements, performance would be lower. Total return figures in this report include changes in share price, reinvestment of dividends and capital gains distributions and include the deduction of any sales charges, where applicable, unless otherwise indicated.

                               PORTFOLIO REVIEWS

GALAXY RHODE ISLAND MUNICIPAL BOND FUND

BY GLENN MIGLIOZZI, CFA
MANAGING DIRECTOR,
FIXED INCOME INVESTMENTS

[PHOTO]

    In the 12 months ended October 31, 1999, the Galaxy Rhode Island Municipal Bond Fund benefited from additions of intermediate-term investments that tended to outperform longer maturities as bond prices fell. Attention to attributes that investors favor in a weakening market also helped returns. At the same time, the values of existing municipal bonds in Rhode Island were bolstered by the lack of supply of new issues.

    For the 12-month reporting period the Fund's Retail A Shares had a total return of -2.73% before deducting the maximum 3.75% front-end sales charge. (Please see chart on page VI-15 for total returns after deducting the front-end sales charge.) Over the same time the average Rhode Island municipal bond fund tracked by Lipper had a total return of -3.34%. The Lehman Brothers Municipal Bond Index, whose duration is shorter than that for the Fund and its Lipper group, had a total return of -1.78%.

    On October 31, 1999, the Fund's Retail A Shares had a 30-day SEC annualized yield of 4.54%. This equaled a taxable yield of 7.59% for taxpayers in the 36% federal income tax bracket that live in Rhode Island.

A DEFENSIVE STRATEGY

    For most of 1998, we had maintained sizable holdings in longer-term municipals to make the most of a bond price rally. As the reporting period started in the fourth quarter, however, prices seemed to be peaking. Finding better relative value in intermediate-term issues, which could also help to buffer the Fund against a price reversal, we increased investments in that sector.

    In a further defense against falling prices, we increased the Fund's cash position early in 1999. We then deployed these reserves in the months that followed as we found investments with more attractive yields. As before, we emphasized issues with premium coupons, strong credit quality, and good liquidity--attributes that investors tend to favor when yields are rising.

    Although intermediate-term issues underperformed in the second quarter, they significantly outperformed in the third quarter.

REMAINING PREPARED FOR HIGHER RATES

    We expect to maintain these strategies in the months ahead. If interest rates edge higher, intermediate-term issues could again outperform, and investors should continue to favor issues with higher coupons, strong credit quality, and good liquidity. By keeping larger cash reserves, we should be able to make the most of any further opportunities to enhance the Fund's yield that might arise.

GALAXY RHODE ISLAND MUNICIPAL BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other Territories                                     4%
Cash Equivalents & Net Other Assets and Liabilities   5%
Puerto Rico                                          12%
Rhode Island                                         79%

GALAXY RHODE ISLAND MUNICIPAL BOND FUND

GROWTH OF $10,000 INVESTMENT*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                           12/20/1994  10/31/1999
Lehman Brothers Municipal Bond Index                          $10,000     $13,271
Galaxy Rhode Island Municipal Bond Fund - Retail A Shares     $10,000     $12,683

------------------------

* Since inception on 12/20/94. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund. Results for the index are calculated since 12/31/94 because the index returns are calculated at month-end only.

AVERAGE ANNUAL TOTAL RETURNS--RETAIL A SHARES+

AS OF OCTOBER 31, 1999                                 1 YEAR        3 YEARS     5 YEARS      LIFE OF FUND
----------------------                              -------------  -----------  ----------  ----------------
Rhode Island Municipal Bond Fund
  (Inception date 12/20/94).......................      -6.42         2.71         N/A            5.01

------------------------

+ Return figures have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995.

    Past performance is no guarantee of future results. Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Advisor is presently waiving fees and/or reimbursing expenses and may revise or discontinue such practice at any time. Without such waivers and/or reimbursements, performance would be lower. Total return figures in this report include changes in share price, reinvestment of dividends and capital gains distributions and include the deduction of any sales charges, where applicable, unless otherwise indicated.

                               PORTFOLIO REVIEWS

GALAXY ASSET ALLOCATION FUND

BY DON JONES
PORTFOLIO MANAGER

[PHOTO]

Don Jones became manager of the Galaxy Asset Allocation Fund in April 1995. He has managed investment portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1977.

    As the economic outlook changed over the past year, individual sectors of the stock and bond markets responded differently. We tried to make the best of this environment by routinely taking profits in investments that outperformed, and adding securities that represented better value.

    For the 12 months ended October 31, 1999, Trust Shares of the Galaxy Asset Allocation Fund earned a total return of 9.63%. For the same period, the Fund's Retail A Shares returned 9.53%, before deducting the maximum 3.75% front-end sales charge, and its Retail B Shares returned 8.76%, before deducting the maximum 5.00% contingent deferred sales charge. A Prime Shares of the Fund returned 9.72% before deducting the maximum 5.50% front-end sales charge, and B Prime Shares returned 8.91% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the charts on page VI-24 for total returns after deducting the applicable front-end sales charge and the charts on page VI-25 for total returns after deducting the applicable contingent deferred sales charge.)

    These total returns compare with a total return of 13.59% for the average flexible fund tracked by Lipper Analytical Services, Inc. ("Lipper"). During the same time, the S&P 500 Index, which tracks the performance of stocks only, returned a total of 25.67%.

ALLOCATION STRATEGIES

    Early in the period, we found many new investment opportunities in stocks resulting from the market's sharp correction in the fall of 1998. Using proceeds from the sale of manufacturing shares, we bought stocks of financial and technology companies. With investors nervous about the future of financial markets here and abroad, we reduced the Fund's allocation to corporate bonds in the fixed-income portfolio from 60% to 50%.

    As a strong economy helped stocks rise briskly early in 1999, we continued to benefit from our emphasis on individual stocks and market sectors that investors favored, such as shares of consumer staples and technology firms. An underweighting in economically sensitive issues, which were out of favor at the time, further enhanced Fund returns. Using profits from medical and energy stocks that had performed well, we increased shares of capital goods, oil service, retail, transportation, and Internet firms.

    During the second quarter of 1999, a shift away from large-cap growth stocks into shares of smaller companies and economically sensitive issues reduced Fund returns. Performance was particularly disappointing for drug and technology stocks, which represent large portions of the portfolio. The Fund benefited, however, from additions of capital goods shares that performed well. We also bought shares of money-center banks and Internet firms at this time.

    As the period progressed, strong performance by individual stocks and selected non-Treasury fixed-income issues helped offset the generally disappointing returns from the Fund's stock and bond portfolios. We took advantage of price fluctuations to add stocks that offered attractive investment opportunities. These included stocks of money-center banks as well as shares of technology, consumer cyclical, and capital goods firms. To finance these purchases, we sold issues that had performed well or had otherwise reduced their potential for gains.

    Throughout the period, we maintained a 40% weighting in bonds, split almost evenly between U.S. government and corporate issues.

A POSITIVE LONG-TERM OUTLOOK

    We believe the long-term prospects for stocks are quite favorable, given the positive outlook for inflation and earnings. In coming months, we may see a short-term correction that could present attractive buying opportunities among companies with good prospects for long-term growth. To take advantage of these opportunities, we will likely reduce the Fund's cash reserves. If stock prices become especially attractive, we may also trim the Fund's 40% weighting in bonds.

    Recent purchases in the technology area have focused on blue-chip Internet stocks. Once current economic uncertainties ease, we may look for lesser Internet names that could offer shareholders greater appreciation potential over time. For now, we plan to keep the fixed-income portfolio split between corporate bonds and U.S. Government securities. The higher yields from corporates should help boost returns as bond prices continue to fluctuate.

GALAXY ASSET ALLOCATION FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Government and Agency Obligations &
Net Other Assets and Liabilities             23%
Commercial Paper                              8%
Corporate Notes and Bonds                    14%
Asset-Backed and Mortgage-Backed Securities   2%
Common & Convertible Preferred Stocks        53%

GALAXY ASSET ALLOCATION FUND

GROWTH OF $10,000 INVESTMENT*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                               12/30/91  10/31/09
S&P 500 Index                                   $10,000   $38,978
Galaxy Asset Allocation Fund - Retail A
Shares                                           $9,625   $23,581
Galaxy Asset Allocation Fund - Retail B
Shares                                          $10,000   $15,618
Galaxy Asset Allocation Fund - Trust Shares     $10,000   $24,736
Galaxy Asset Allocation Fund - A Prime Shares    $9,450   $10,366
Galaxy Asset Allocation Fund - B Prime Shares   $10,000   $10,391

------------------------

* Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Since inception on 11/1/98 for A Prime Shares and B Prime Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for A Prime Shares include the effect of the maximum 5.50% front-end sales charge. Performance figures for Retail B and B Prime Shares reflect the deduction of the 3.00% contingent deferred sales charge (applicable to shares redeemed during the fourth year after purchase) and the maximum 5.00% contingent deferred sales charge, respectively, as if shares were redeemed on October 31, 1999. The S&P 500 Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

                               PORTFOLIO REVIEWS

[PHOTO]

Greg Miller has managed the Galaxy Growth and Income Fund since July of 1998. He has managed equity portfolios since 1988.

GALAXY GROWTH AND INCOME FUND

BY GREG MILLER
PORTFOLIO MANAGER

    During a time when growth stocks outperformed value-oriented issues, we tried to make the most of the many attractive investment opportunities that were available. As positions in the Galaxy Growth and Income Fund performed well, we sold shares of those issues and invested the proceeds in stocks that we felt had better potential. This strategy helped the Fund outperform other funds with similar investment objectives.

    For the 12 months ended October 31, 1999, the Fund's Trust Shares earned a total return of 14.85%. Over the same time, the Fund's Retail A Shares earned 14.56% before deducting the maximum 3.75% front-end sales charge and Retail B Shares earned 13.72% before deducting the maximum 5.00% contingent deferred sales charge. A Prime Shares of the Fund earned 14.81% before deducting the maximum 5.50% front-end sales charge and B Prime Shares earned a total return of 13.98% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the charts on page VI-24 for total returns after deducting the applicable front-end sales charge and the charts on page VI-25 for total returns after deducting the applicable contingent deferred sales charge.)

    These results compare to a total return of 11.72% for the average multi-cap value fund tracked by Lipper. For the same period, the S&P 500 Index, which represents a more growth-oriented universe of stocks, had a total return of 25.67%.

SECTOR STRATEGIES ENHANCE RESULTS

    When the period began in the fourth quarter of 1998, we used the pullback in stocks from the third quarter to increase positions in banking, retail, and energy firms. The Fund benefited during this time from its specific selection of technology and retail stocks. The strong gains by these shares helped to offset disappointing results from an overweighted position in energy stocks hurt by falling oil prices. As additional market fluctuations occurred, we traded certain technology, health care, and telecommunications shares that had performed well for stocks with better potential.

    The Fund's overweighted position in energy stocks boosted performance in the first months of 1999, when rising oil prices helped the sector rebound strongly. During this time, the Fund also enjoyed strong returns from overweighted positions in the capital goods and basic materials groups and from its specific

                               PORTFOLIO REVIEWS

selection of capital goods, basic materials, and transportation stocks. An underweighting in the lesser-performing consumer staples enhanced returns, as well. With investors favoring issues with greater economic sensitivity, we continued to take profits in health care issues. Because interest in technology stocks was ebbing, we focused on shares in the sector with more reasonable valuations.

    As the rally broadened in the second quarter of 1999, the Fund benefited further from its cyclical positions and from an underweighting in consumer staples shares. Eventually we traded capital goods and consumer cyclical shares that had performed well for stocks in the consumer staples area with better value.

    Although investors abandoned economically sensitive and value-oriented issues in the final months of the period, the Fund's overweighted position in energy shares and a strong performance from its technology holdings contributed positively to total returns. During this time, we traded shares of technology, drug, and banking stocks that had performed well for shares of energy, health care and other firms with better potential.

VALUATIONS ARE ATTRACTIVE

    Many stocks in the Fund's portfolio are more attractive now than they have been for some time. While it is difficult to know when value investing will be in favor again, a strong outlook for corporate earnings should lay the foundation for further gains. Once we get past the uncertainty surrounding potential Y2K computer problems, we may see value stocks assume market leadership in the first months of next year. Given our current emphasis on these securities, the Fund would be well positioned to benefit from such a turnaround.

GALAXY GROWTH AND INCOME FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other Preferred & Common Stocks                          17%
Repurchase Agreement & Net Other Assets and Liabilities   7%
Consumer Staples                                         18%
Technology                                               16%
Consumer Cyclical                                        10%
Utilities                                                 9%
Energy                                                   10%
Finance                                                  13%

                               PORTFOLIO REVIEWS

GALAXY GROWTH AND INCOME FUND

GROWTH OF $10,000 INVESTMENT*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                12/14/92  10/31/99
S&P 500 Index                                    $10,000   $36,669
Galaxy Growth and Income Fund - Retail A
Shares                                            $9,625   $26,641
Galaxy Growth and Income Fund - Retail B
Shares                                           $10,000   $16,912
Galaxy Growth and Income Fund - Trust Shares     $10,000   $28,180
Galaxy Growth and Income Fund - A Prime Shares    $9,450   $10,847
Galaxy Growth and Income Fund - B Prime Shares   $10,000   $10,898

------------------------

* Since inception on 12/14/92 for Trust Shares and 2/12/93 for Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Since inception on 11/1/98 for A Prime Shares and B Prime Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for A Prime Shares include the effect of the maximum 5.50% front-end sales charge. Performance figures for Retail B and B Prime Shares reflect the deduction of the 3.00% contingent deferred sales charge (applicable to shares redeemed during the fourth year after purchase) and the maximum 5.00% contingent deferred sales charge, respectively, as if shares were redeemed on October 31, 1999. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

                               PORTFOLIO REVIEWS

[PHOTO]

Thomas M. O'Neill is Chief Investment Officer of Fleet Investment Advisors Inc. and Oechsle International Advisors, LLC, sub-advisor for the Fund. Oechsle is a firm dedicated to international investing and has approximately $15 billion in assets under management.

GALAXY INTERNATIONAL EQUITY FUND

BY THOMAS O'NEILL, CHIEF INVESTMENT OFFICER, FLEET INVESTMENT ADVISORS INC., AND OECHSLE INTERNATIONAL ADVISORS, LLC, SUB-ADVISOR

    As foreign economies recovered in the past year, the rebound for stocks in Japan and other parts of Asia was generally stronger than stock reversals in European markets. Because the outlook for Asian equities had been so uncertain, the Galaxy International Equity Fund was underweighted in those securities versus its market benchmark in the first part of the reporting period. With exceptional performance by individual issues in Japan and elsewhere and a higher weighting in Japan later in the period, the Fund performed well against its benchmarks for the fiscal year.

    During the 12 months ended October 31, 1999, the Fund's Trust Shares earned a total return of 29.71%. Over the same time, Retail A Shares of the Fund earned 29.04%, before deducting the maximum 3.75% front-end sales charge, and Retail B Shares earned 28.41% before deducting the maximum 5.00% contingent deferred sales charge. The Fund's A Prime Shares earned a total return of 29.73% before deducting the maximum 5.50% front-end sales charge, and B Prime Shares earned a total return of 28.74% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the charts on page VI-24 for total returns after deducting the applicable front-end sales charge and the charts on page VI-25 for total returns after deducting the applicable contingent deferred sales charge.) Those total returns compare with 25.53% for the average international fund tracked by Lipper, and 23.37% for the EAFE Index.

JAPANESE STOCKS HELP LIFT RETURNS

    In the final months of 1998 and the first months of 1999, the Fund enjoyed strong performance by shares of Japanese telecommunications and financial companies. Many European stocks also performed well, especially shares of telecommunications firms and companies involved in mergers.

    During this time, we added selectively to investments in Japan, seeking to improve the earnings quality of shares that we owned. We gave particular attention to consumer-finance companies and firms that can benefit from corporate restructuring. In Europe, we reduced shares in French companies that were particularly sensitive to a weak global economy.

    The Fund's increased weighting in Japan, along with modest additions in the emerging markets of Asia, enhanced performance in the second quarter of 1999. The shift in assets to Asia, reduced investments in Europe somewhat. Strong stock selection in Asia and Europe further enhanced the Fund's total returns during this time.

    By the final months of 1999, the Fund was slightly overweighted in Japanese stocks, which rallied strongly. Outstanding performance by many individual Japanese issues made further positive contributions to performance. As in previous months, we focused on opportunities in stocks that could benefit most over time from the expansion of economies abroad.

FAVORABLE GROWTH PROSPECTS

    The recent improvement in economies overseas seem to have taken many corporate purchasing managers by surprise, leading to an inadvertent depletion in business inventories. Efforts by managers to rebuild those inventories, which may be boosted by Y2K concerns, could spur further growth in months to come. Growth may then slow, however, with a return to more normal inventory levels, higher interest rates and actual Y2K disruptions.

    Near term, the Fund should benefit from careful stock selection. Given our favorable outlook for long-term growth, we plan to continue seeking opportunities in stocks from economically sensitive sectors. We are particularly optimistic about opportunities in Europe, where positive economic fundamentals are not yet reflected in stock valuations. Japanese stocks could also continue to perform well, if recent economic trends and corporate restructuring continue.

GALAXY INTERNATIONAL EQUITY FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Repurchase Agreement & Net Other Assets and Liabilities   4%
Australia & New Zealand                                   3%
United Kingdom                                           16%
Europe                                                   41%
Far East                                                 32%
Canada                                                    4%

GALAXY INTERNATIONAL EQUITY FUND

GROWTH OF $10,000 INVESTMENT*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                   12/30/91  10/31/99
EAFE Index                                          $10,000   $20,349
Galaxy International Equity Fund - Retail A
Shares                                               $9,625   $23,949
Galaxy International Equity Fund - Retail B
Shares                                              $10,000   $12,341
Galaxy International Equity Fund - Trust Shares     $10,000   $25,623
Galaxy International Equity Fund - A Prime Shares    $9,450   $12,260
Galaxy International Equity Fund - B Prime Shares   $10,000   $12,374

------------------------

* Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on 11/1/98 for Retail B, A Prime Shares and B Prime Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for A Prime Shares include the effect of the maximum 5.50% front-end sales charge. Performance figures for Retail B and B Prime Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on October 31, 1999. The EAFE Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

                            PERFORMANCE AT-A-GLANCE

AVERAGE ANNUAL TOTAL RETURNS--TRUST SHARES

                                                                                               10 YEARS/
AS OF OCTOBER 31, 1999                                        1 YEAR    3 YEARS    5 YEARS    LIFE OF FUND
----------------------                                       --------   --------   --------   ------------
Asset Allocation Fund (Inception date 12/30/91)............    9.63%     14.61%     16.89%       12.25%
Growth and Income Fund (Inception date 12/14/92)...........   14.85      18.15      18.80        16.25
International Equity Fund (Inception date 12/30/91)........   29.71      20.02      14.02        12.76

AVERAGE ANNUAL TOTAL RETURNS--RETAIL A SHARES*

                                                                                               10 YEARS/
AS OF OCTOBER 31, 1999                                        1 YEAR    3 YEARS    5 YEARS    LIFE OF FUND
----------------------                                       --------   --------   --------   ------------
Asset Allocation Fund (Inception date 12/30/91)............    5.42%     12.99%     15.79%       11.57%
Growth and Income Fund (Inception date 2/12/93)............   10.26      16.39      17.59        15.71
International Equity Fund (Inception date 12/30/91)........   24.22      17.83      12.50        11.79

------------------------

* Return figures have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995.

AVERAGE ANNUAL TOTAL RETURNS--A PRIME SHARES*

                                                                                               10 YEARS/
AS OF OCTOBER 31, 1999                                        1 YEAR    3 YEARS    5 YEARS    LIFE OF FUND
----------------------                                       --------   --------   --------   ------------
Asset Allocation Fund (Inception date 11/1/98).............    3.66%      N/A        N/A          3.66%
Growth and Income Fund (Inception date 11/1/98)............    8.47       N/A        N/A          8.47
International Equity Fund (Inception date 11/1/98).........   22.60       N/A        N/A         22.60

------------------------

* Return figures include the effect of the maximum 5.50% front-end sales charge.

AVERAGE ANNUAL TOTAL RETURNS--RETAIL B SHARES**

                                1 YEAR             1 YEAR            3 YEAR             3 YEAR         LIFE OF FUND
                             RETURN BEFORE      RETURN AFTER      RETURN BEFORE      RETURN AFTER      RETURN BEFORE
                              CONTINGENT         CONTINGENT        CONTINGENT         CONTINGENT        CONTINGENT
                            DEFERRED SALES     DEFERRED SALES    DEFERRED SALES     DEFERRED SALES    DEFERRED SALES
AS OF OCTOBER 31, 1999      CHARGE DEDUCTED   CHARGE DEDUCTED*   CHARGE DEDUCTED   CHARGE DEDUCTED*   CHARGE DEDUCTED
----------------------      ---------------   ----------------   ---------------   ----------------   ---------------
Asset Allocation Fund
  (Inception date
  3/4/96).................        8.76%             3.76%             13.66%            12.88%             13.35%
Growth and Income Fund
  (Inception date
  3/4/96).................       13.72              8.72              17.00             16.27              15.81
International Equity Fund
  (Inception date
  11/1/98)................       28.41             23.41                N/A               N/A              28.41

                              LIFE OF FUND
                              RETURN AFTER
                               CONTINGENT
                             DEFERRED SALES
AS OF OCTOBER 31, 1999      CHARGE DEDUCTED*
----------------------      ----------------
Asset Allocation Fund
  (Inception date
  3/4/96).................       12.95%
Growth and Income Fund
  (Inception date
  3/4/96).................       15.44
International Equity Fund
  (Inception date
  11/1/98)................       23.41

AVERAGE ANNUAL TOTAL RETURNS--B PRIME SHARES**

                                      1 YEAR             1 YEAR         LIFE OF FUND       LIFE OF FUND
                                   RETURN BEFORE      RETURN AFTER      RETURN BEFORE      RETURN AFTER
                                    CONTINGENT         CONTINGENT        CONTINGENT         CONTINGENT
AS OF OCTOBER 31, 1999            CHARGE DEDUCTED   CHARGE DEDUCTED*   CHARGE DEDUCTED   CHARGE DEDUCTED*
----------------------            ---------------   ----------------   ---------------   ----------------
Asset Allocation Fund
  (Inception date 11/1/98)......        8.91%             3.91%              8.91%             3.91%
Growth and Income Fund
  (Inception date 11/1/98)......       13.98              8.98              13.98              8.98
International Equity Fund
  (Inception date 11/1/98)......       28.74             23.74              28.74             23.74

------------------------

*   As if shares were redeemed at end of period.

** Retail B Shares and B Prime Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years and B Prime Shares automatically convert to A Prime Shares after eight years.

    Past performance is no guarantee of future results. Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Advisor is presently waiving fees and/or reimbursing expenses and may revise or discontinue such practice at any time. Without such waivers and/or reimbursements, performance would be lower. Total return figures in this report include changes in share price, reinvestment of dividends and capital gains distributions and include the deduction of any sales charges, where applicable, unless otherwise indicated.

                                BOSTON 1784 FUNDS
                                 2 OLIVER STREET
                           BOSTON, MASSACHUSETTS 02109
                                1-(800) 342-5734

                                 THE GALAXY FUND
                               4400 COMPUTER DRIVE
                      WESTBOROUGH, MASSACHUSETTS 01581-5108
                                1-(877) 289-4252


                       STATEMENT OF ADDITIONAL INFORMATION

      (APRIL 28, 2000 SPECIAL MEETING OF SHAREHOLDERS OF BOSTON 1784 FUNDS)


       This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement/Prospectus dated
March 8, 2000 ("Combined Proxy Statement/Prospectus") for the Special Meeting of Shareholders of the Boston 1784 Funds to be held on April 28, 2000. Copies of the Combined Proxy Statement/Prospectus may be obtained at no charge by writing or calling Boston 1784 Funds or The Galaxy Fund at the addresses or telephone numbers set forth above.

       Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement/Prospectus.

       Incorporation of Documents by Reference in Statement of Additional Information

       Further information about the BKB Shares of the Galaxy Money Market Fund, Galaxy U.S. Treasury Fund, Galaxy Tax-Exempt Fund, Galaxy Short-Term Bond Fund, Galaxy Intermediate Government Income Fund, Galaxy High Quality Bond Fund, Galaxy Rhode Island Municipal Bond Fund, Galaxy Asset Allocation Fund, Galaxy Growth and Income Fund and Galaxy International Equity Fund is contained in and incorporated herein by reference to the Statement of Additional Information dated February 29, 2000.

       Further information about the Retail A Shares and Trust Shares of the Galaxy Asset Allocation, Galaxy Growth and Income and Galaxy International Equity Funds is contained in and incorporated herein by reference to the Statement of Additional Information dated February 29, 2000.

       Further information about the Retail A Shares and Trust Shares of the Galaxy Short-Term Bond, Galaxy Intermediate Government Income and Galaxy High Quality Bond Funds is contained in and incorporated herein by reference to the Statement of Additional Information dated February 29, 2000.

       Further information about the Retail A Shares and Trust Shares of the Galaxy Rhode Island Municipal Bond Funds is contained in and incorporated herein by reference to the Statement of Additional Information dated February 29, 2000.

       Further information about the Retail A Shares and Trust Shares of the Galaxy Money Market Fund, Galaxy U.S. Treasury and Galaxy Tax-Exempt Funds is contained in and incorporated herein by reference to the Statement of Additional Information dated February 29, 2000.

       Further information about the Shares of the Boston 1784 Tax-Free Money Market, Boston 1784 U.S. Treasury Money Market, Boston 1784 Institutional U.S. Treasury Money Market, Boston 1784 Prime Money Market, Boston 1784 Institutional Prime Money Market, Boston 1784 Short-Term Income, Boston 1784 Income, Boston 1784 U.S. Government Medium-Term Income, Boston 1784 Tax-Exempt Medium-Term Income, Boston 1784 Connecticut Tax-Exempt Income, Boston 1784 Florida Tax-Exempt Income, Boston 1784 Massachusetts Tax-Exempt Income, Boston 1784 Rhode Island Tax-Exempt Income, Boston 1784 Asset Allocation, Boston 1784 Growth and Income, Boston 1784 Growth and Boston 1784 International Equity Funds is contained in and incorporated herein by reference to the Statement of Additional Information dated October 1, 1999.

       The audited financial statements and related Report of Independent Auditors for the year ended October 31, 1999 for the Galaxy Asset Allocation, Galaxy Growth and Income, Galaxy International Equity, Galaxy Short-Term Bond, Galaxy Intermediate Government Income, Galaxy High Quality Bond, Galaxy Rhode Island Municipal Bond, Galaxy Money Market, Galaxy U.S. Treasury and Galaxy Tax-Exempt Funds are incorporated herein by reference. No other parts of the annual and semi-annual reports are incorporated herein by reference.

       The audited financial statements and related Report of Independent Accountants for the year ended May 31, 1999 and the unaudited financial statements for the semi-annual period ended November 30, 1999 for the Boston 1784 Tax-Free Money Market, Boston 1784 U.S. Treasury Money Market, Boston 1784 Institutional U.S. Treasury Money Market, Boston 1784 Prime Money Market, Boston 1784 Institutional Prime Money Market, Boston 1784 Short-Term Income, Boston 1784 Income, Boston 1784 U.S. Government Medium-Term Income, Boston 1784 Tax-Exempt Medium-Term Income, Boston 1784 Connecticut Tax-Exempt Income, Boston 1784 Florida Tax-Exempt Income, Boston 1784 Massachusetts Tax-Exempt Income, Boston 1784 Rhode Island Tax-Exempt Income, Boston 1784 Asset Allocation, Boston 1784 Growth and Income, Boston 1784 Growth and Boston 1784 International Equity Funds are incorporated herein by reference. No other parts of the annual and semi-annual reports are incorporated herein by reference.

     The date of this Statement of Additional Information is March 8, 2000.

                                TABLE OF CONTENTS

                                                                    PAGE

General Information................................................... 1

Introductory Note to PRO FORMA Financial Statements................... 1

PRO FORMA Financial Statements

                               GENERAL INFORMATION


       The Reorganization contemplates the transfer of substantially all of the assets and liabilities of each 1784 Fund to a Corresponding Galaxy Fund in exchange for shares of designated classes of the Corresponding Galaxy Fund.

       The Shares issued by a Galaxy Fund will have an aggregate value equal to the aggregate value of the shares of the respective corresponding 1784 Funds that were outstanding immediately before the effective time of the Reorganization.

       After the transfer of substantially all of their assets and liabilities in exchange for the Galaxy Fund shares, the 1784 Funds will distribute the shares to their shareholders in liquidation of such 1784 Fund. Each shareholder owning shares of a particular 1784 Fund at the effective time of the Reorganization will receive shares from its Corresponding Galaxy Fund of equal value, and will receive any unpaid dividends or distributions that were declared before the effective time of the Reorganization on shares of the 1784 Funds. The Corresponding Galaxy Fund will establish an account for each former shareholder of the 1784 Funds reflecting the appropriate number of shares distributed to the shareholder. These accounts will be substantially identical to the accounts maintained by 1784 Funds for each shareholder. Upon completion of the Reorganization with respect to all 1784 Funds, all outstanding shares of the 1784 Funds will have been redeemed and cancelled in exchange for shares distributed by its Corresponding Galaxy Fund, and 1784 will wind up its affairs and be deregistered as an investment company under the 1940 Act and terminated under Massachusetts law.

       For further information about the transaction, see the Combined Proxy Statement/ Prospectus.

              INTRODUCTORY NOTE TO PRO FORMA FINANCIAL INFORMATION

       The following unaudited PRO FORMA information gives effect to the proposed transfer of the assets and liabilities of the 1784 Funds to the Corresponding Galaxy Funds, accounted for as if each transfer had occurred as of October 31, 1999. In addition, each pro-forma combined statement has been prepared based upon the proposed fee and expense structure of the applicable Corresponding Galaxy Fund.

       The PRO FORMA financial information should be read in conjunction with the historical financial statements and notes thereto of the 1784 Funds and Galaxy Funds incorporated herein by reference in this Statement of Additional Information. Each combination of the above 1784 Funds and Galaxy Funds will be accounted for as a tax-free reorganization.

                             GALAXY TAX-EXEMPT FUND
                     BOSTON 1784 TAX-FREE MONEY MARKET FUND
            PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                OCTOBER 31, 1999

                 PAR VALUE                  DESCRIPTION                                            VALUE (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------------
                BOSTON 1784
                  TAX-FREE                                                                       BOSTON 1784 TAX-
 GALAXY TAX-    MONEY MARKET    PRO FORMA                                          GALAXY TAX-      FREE MONEY        PRO FORMA
 EXEMPT FUND        FUND         COMBINED                                          EXEMPT FUND      MARKET FUND        COMBINED
----------------------------------------------------------------------------------------------------------------------------------

        MUNICIPAL SECURITIES -  93.46%

                                         ALABAMA - 1.42%

$ 6,000,000    $         -   $ 6,000,000 Chatom IDB, PCR
                                         National Rural Utilities CFC
                                         3.45%, 11/17/99                           $ 6,000,000   $           -     $ 6,000,000
 15,000,000              -    15,000,000 Montgomery County, IDB
                                         3.55%, 11/02/99                            15,000,000               -      15,000,000
  1,200,000              -     1,200,000 North Alabama, PCR
                                         Environmental Improvement Authority
                                         Reynolds Metals
                                         3.65%, 12/01/00 (A)
                                         LOC: Bank of Nova Scotia                    1,200,000               -       1,200,000
  1,000,000              -     1,000,000 Phoenix County IDB
                                         Environmental Improvements
                                         Georgia Kraft Project
                                         3.60%, 12/01/15 (A)
                                         LOC: Deutsche Bank AG                       1,000,000               -       1,000,000
                                                                                   --------------------------------------------
                                                                                    23,200,000               -      23,200,000
                                                                                   --------------------------------------------
                                         ALASKA - 1.12%

          -      9,500,000     9,500,000 Valdez
                                         Arco Transportation Project
                                         3.30%, 02/17/00                                     -       9,500,000       9,500,000
  3,400,000              -     3,400,000 Valdez Marine Terminal Revenue
                                         Exxon Pipeline Co. Project, Series B
                                         3.50%, 12/01/33 (A)                         3,400,000               -       3,400,000
                                         Guaranteed: Exxon Corp.
  5,400,000              -     5,400,000 Valdez Marine Terminal Revenue
                                         Exxon Pipeline Co. Project, Series C
                                         3.50%, 12/01/33 (A)                         5,400,000               -       5,400,000
                                                                                   --------------------------------------------
                                                                                     8,800,000       9,500,000      18,300,000
                                                                                   --------------------------------------------
                                         ARIZONA - 3.25%

 14,000,000              -    14,000,000 Maricopa County, PCR
                                         Arizona Public Service Co.
                                         Series A
                                         3.50%, 05/01/29 (A)
                                         LOC: Morgan Guaranty Trust                 14,000,000               -      14,000,000
          -     19,000,000    19,000,000 Pima County IDA
                                         Tucson Electric Power Co. - Irvington
                                         3.45%, 10/01/22 (A)                                 -      19,000,000      19,000,000
          -     20,000,000    20,000,000 Salt River Agriculture Improvement &
                                           Power
                                         Series A
                                         3.40%, 02/11/00                                     -      20,000,000      20,000,000
                                                                                   --------------------------------------------
                                                                                    14,000,000      39,000,000      53,000,000
                                                                                   --------------------------------------------
                                         ARKANSAS - 0.50%

  5,900,000              -     5,900,000 Crossett, PCR
                                         Georgia Pacific Corp. Project
                                         3.45%, 10/01/07 (A)
                                         LOC: Wachovia Bank N.A.                     5,900,000               -       5,900,000
  2,200,000              -     2,200,000 Pulaski County, PCR
                                         Minnesota Mining & Manufacturing
                                         3.40%, 08/01/22 (A)                         2,200,000               -       2,200,000
                                                                                   --------------------------------------------
                                                                                     8,100,000               -       8,100,000
                                                                                   --------------------------------------------
                                         CALIFORNIA - 1.14%

  1,000,000              -     1,000,000 Los Angeles Regional
                                         Airports Improvement Corp.
                                         American Airlines, Inc., Series A
                                         LA International Airport
                                         3.65%, 12/01/24 (A)
                                         LOC: Wachovia Bank, N.A.                    1,000,000               -       1,000,000

  5,000,000              -     5,000,000 Los Angeles Regional
                                         Airports Improvement Corp.
                                         Lease Revenue
                                         LAX Two Corp
                                         3.65%, 12/01/25 (A)
                                         LOC: Societe Generale                       5,000,000               -       5,000,000
          -     12,500,000    12,500,000 Student Education Loan Marketing Corp.
                                         Revenue, Series A
                                         3.20%, 11/01/02 (A)
                                         LOC: State Street Bank                              -      12,500,000      12,500,000
                                                                                   --------------------------------------------
                                                                                     6,000,000      12,500,000      18,500,000
                                                                                   --------------------------------------------
                                         COLORADO - 1.84%

  3,815,000              -     3,815,000 Colorado State HFA
                                         Boulder Community Hospital Project
                                         Series B
                                         3.45%, 10/01/14 (A)
                                         Insured: MBIA
                                         SPA: Rabobank Nederland NV                  3,815,000               -       3,815,000
  3,070,000              -     3,070,000 Colorado State HFA
                                         Boulder Community Hospital Project
                                         Series C
                                         3.45%, 10/01/14 (A)
                                         Insured: MBIA
                                         SPA: Rabobank Nederland NV                  3,070,000               -       3,070,000
          -     23,100,000    23,100,000 Colorado State HFA
                                         Catholic Health Initiatives
                                         Revenue, Series B
                                         3.50%, 12/01/25 (A)
                                         SPA: Toronto Dominion Bank                          -      23,100,000      23,100,000
                                                                                   --------------------------------------------
                                                                                     6,885,000      23,100,000      29,985,000
                                                                                   --------------------------------------------
                                         FLORIDA - 2.18%

          -     25,600,000    25,600,000 Dade County Water and Sewer Systems
                                         3.45%, 10/05/22 (A)
                                         Insured: FGIC
                                         SPA: Commerzbank A.G.                               -      25,600,000      25,600,000
          -      6,300,000     6,300,000 Florida Housing Finance Agency
                                         Multifamily, Series AA
                                         3.40%, 06/15/25 (A)
                                         Insured: FNMA                                       -       6,300,000       6,300,000
 10,000,000              -    10,000,000 Putnam County Development
                                         Authority, PCR, Seminole Electric
                                         Cooperative, Series D
                                         3.13%, 12/15/09 (A)
                                         Guaranteed: National Rural
                                         Utilities CFC                              10,000,000               -      10,000,000
                                                                                   --------------------------------------------
                                                                                    10,000,000      31,900,000      41,900,000
                                                                                   --------------------------------------------
                                         GEORGIA - 5.08%

  8,495,000              -     8,495,000 Burke County Development
                                         Authority, PCR, Oglethorpe
                                         Power Corp., Series A
                                         3.50%, 01/01/16 (A)
                                         Insured: FGIC
                                         SPA: Canadian Imperial
                                         Bank of Commerce                            8,495,000               -       8,495,000
          -     13,750,000    13,750,000 Burke County Development
                                         Authority, PCR, Oglethorpe
                                         Power Corp., Series A
                                         3.40%, 01/01/19 (A)                                 -      13,750,000      13,750,000
  4,955,000              -     4,955,000 Georgia State, GO
                                         Series A
                                         5.80%, 03/01/00                             4,997,841               -       4,997,841
  9,000,000              -     9,000,000 Municipal Electric Authority
                                         Project One, Series B
                                         3.40%, 01/01/16 (A)
                                         LOC: ABN-AMRO Bank N.V.                     9,000,000               -       9,000,000
 13,600,000        800,000    14,400,000 Municipal Electric Authority
                                         Project One, Series C
                                         3.40%, 01/01/20 (A)
                                         LOC: ABN-AMRO Bank N.V.                    13,600,000         800,000      14,400,000
  1,900,000              -     1,900,000 Municipal Electric Authority
                                         Project One, Series D
                                         3.40%, 01/01/22 (A)
                                         LOC: ABN-AMRO Bank N.V.                     1,900,000               -       1,900,000
          -     24,100,000    24,100,000 Southern Georgia Hospital Authority
                                           Revenue
                                         Georgia Alliance Community Hospital
                                         Series A
                                         3.60%, 04/01/29 (A)
                                         Insured: AMBAC
                                         SPA: Wachovia Bank                                  -      24,100,000      24,100,000
                                                                                   --------------------------------------------
                                                                                    37,992,841      38,650,000      76,642,841
                                                                                   --------------------------------------------

                                         HAWAII - 0.18%

          -      2,925,000     2,925,000 Hawaii, GO
                                         Series CF
                                         4.40%, 07/01/00                                     -       2,944,833       2,944,833
                                                                                   --------------------------------------------

                                         ILLINOIS - 5.02%

          -                   10,000,000 Chicago, GO
                                         3.75%, 01/31/00
                                         LOC: Morgan Guaranty Trust                          -      10,000,000      10,000,000
  4,900,000              -     4,900,000 Chicago O'Hare International Airport
                                         American Airlines, Series C
                                         3.60%, 12/01/17(A)
                                         LOC: Royal Bank of Canada                   4,900,000               -       4,900,000
  5,000,000              -     5,000,000 Illinois Development Finance
                                         Authority, PCR, Illinois Power Co.
                                         Project, Series A
                                         3.45%, 11/01/28 (A)
                                         LOC: ABN-AMRO Bank N.V.                     5,000,000               -       5,000,000
          -     14,030,000    14,030,000 Illinois Development Finance
                                         Authority, Putters, Series 42A
                                         3.40%, 05/15/13 (A)                                 -      14,030,000      14,030,000
  9,800,000              -     9,800,000 Illinois Educational Facility
                                         Authority Revenue
                                         3.60%, 11/17/99                             9,800,000               -       9,800,000
          -      6,000,000     6,000,000 Illinois Educational Facility
                                         Authority, Shedd Aquarium Society
                                         Revenue, Series B
                                         3.70%, 07/01/27 (A)
                                         LOC: Bank of America                                -       6,000,000       6,000,000
          -     25,000,000    25,000,000 Illinois State Toll Highway Authority
                                         Revenue, Series B
                                         3.50%, 01/01/17 (A)
                                         Insured: FSA
                                         SPA: Landesbank Hessen Thrgn                        -      25,000,000      25,000,000
  5,100,000              -     5,100,000 Joliet Regional Port District
                                         Marine Terminal Revenue
                                         Exxon Project
                                         3.50%, 10/01/24 (A)                         5,100,000               -       5,100,000
  2,100,000              -     2,100,000 Northbrook, IDR
                                         Euromarket Designs, Inc.
                                         3.50%, 07/01/02 (A)
                                         LOC: Harris Trust & Savings Bank            2,100,000               -       2,100,000
                                                                                   --------------------------------------------
                                                                                    26,900,000      55,030,000      81,930,000
                                                                                   --------------------------------------------
                                         INDIANA - 3.35%

  5,205,000              -     5,205,000 Fort Wayne Hospital Authority
                                         Parkview Memorial Hospital
                                         Series B
                                         3.45%, 01/01/16 (A)
                                         LOC: Bank of America NT & SA                5,205,000               -       5,205,000
  3,840,000              -     3,840,000 Fort Wayne Hospital Authority
                                         Parkview Memorial Hospital
                                         Series C
                                         3.45%, 01/01/16 (A)
                                         LOC: Bank of America NT & SA                3,840,000               -       3,840,000
          -      4,400,000     4,400,000 Indiana Secondary Market for Educational
                                           Loans Inc.
                                         Revenue, Series E
                                         4.20%, 06/01/00
                                         Insured: AMBAC                                      -       4,422,022       4,422,022
  5,000,000              -     5,000,000 Indiana State Development Finance
                                         Authority, Environmental Revenue
                                         USX Corp. Project
                                         3.45%, 12/01/22 (A)
                                         LOC: Bank of Nova Scotia                    5,000,000               -       5,000,000
 16,000,000              -    16,000,000 Mount Vernon County
                                         3.55%, 11/02/99
                                         Guaranteed: General Electric Co.           16,000,000               -      16,000,000
  8,700,000              -     8,700,000 Princeton Industrial, PCR
                                         PSI Energy, Inc. Project
                                         3.50%, 03/01/19 (A)
                                         LOC: Canadian Imperial Bank of Commerce     8,700,000               -       8,700,000
 11,500,000              -    11,500,000 Sullivan Industrial Pollution Control
                                         3.55%, 11/04/99
                                         Guaranteed: National Rural Utility CFC     11,500,000               -      11,500,000
                                                                                   --------------------------------------------
                                                                                    50,245,000       4,422,022      54,667,022
                                                                                   --------------------------------------------

                                         IOWA - 0.68%

          -      9,190,000     9,190,000 Iowa Financing Authority
                                         Single Family, Revenue, Mortgage-Backed
                                           Securities Programs
                                         Series A
                                         2.95%, 01/01/24 (A)
                                         Insured: FNMA/GNMA                                  -       9,141,753       9,141,753
          -      2,000,000     2,000,000 Iowa Student Loan Liquidity Corp.
                                         Revenue, Series A
                                         4.10%, 12/01/99                                     -       2,000,746       2,000,746
                                                                                   --------------------------------------------
                                                                                             -      11,142,499      11,142,499
                                                                                   --------------------------------------------
                                         KENTUCKY - 2.39%

  8,800,000              -     8,800,000 Ashland, PCR
                                         Ashland Oil, Inc. Project
                                         3.35%, 04/01/09 (A)
                                         LOC: Suntrust Bank                          8,800,000               -       8,800,000
          -      4,100,000     4,100,000 Boone County PCR
                                         Cincinnati Gas and Electric Co.
                                         Revenue, Series A
                                         3.90%, 08/01/13 (A)
                                         LOC: UBS AG                                         -       4,100,000       4,100,000
 15,000,000              -    15,000,000 Kentucky Asset Liability Commission
                                         General Fund Revenue, TRAN
                                         Series A
                                         4.25%, 06/28/00                            15,083,207               -      15,083,207
          -     11,100,000    11,100,000 Ohio County PCR
                                         Big Rivers Electric Corp.
                                         3.50%, 10/01/15 (A)
                                         Insured: AMBAC
                                         SPA: Credit Suisse First Boston                     -      11,100,000      11,100,000
                                                                                   --------------------------------------------
                                                                                    23,883,207      15,200,000      39,083,207
                                                                                   --------------------------------------------
                                         LOUISIANA - 9.04%

  9,800,000              -     9,800,000 Ascension Parish, PCR
                                         Shell Oil Co.
                                         3.35%, 05/01/26 (A)                         9,800,000               -       9,800,000
          -     10,000,000    10,000,000 De Soto Parish, PCR
                                         Central Louisiana Electric Co.
                                         Revenue, Series B
                                         3.60%, 07/01/18 (A)                                 -      10,000,000      10,000,000
  1,800,000              -     1,800,000 Lake Charles Harbor &
                                         Terminal District
                                         Port Facilities Revenue
                                         Citgo Petroleum Corp.
                                         3.50%, 08/01/07 (A)
                                         LOC: Westdeutsche Landesbank                1,800,000               -       1,800,000
  1,100,000              -     1,100,000 Lake Charles Harbor &
                                         Terminal District
                                         Revenue Updates
                                         Reynolds Metals Co. Project
                                         3.50%, 05/01/06 (A)
                                         LOC: Canadian Imperial
                                         Bank of Commerce                            1,100,000               -       1,100,000
 11,700,000              -    11,700,000 Louisiana State Offshore Terminal
                                         Authority, Deepwater Port Revenue
                                         Loop, Inc., 1st Stage
                                         3.55%, 09/01/06
                                         LOC: UBS AG                                11,700,000               -      11,700,000
 11,100,000              -    11,100,000 Louisiana State Offshore Terminal
                                         Authority, Deepwater Port Revenue
                                         Loop, Inc., 1st Stage A
                                         3.50%, 09/01/08 (A)
                                         LOC: UBS AG                                11,100,000               -      11,100,000
          -     10,800,000    10,800,000 Louisiana State Offshore Terminal
                                         Authority, Deepwater Port Revenue
                                         Loop, Inc., 1st Stage A
                                         3.40%, 09/01/17 (A)                                 -      10,800,000      10,800,000
  1,000,000              -     1,000,000 Louisiana Public Facilities Authority
                                         PCR, Ciba-Geigy Corp. Project
                                         3.45%, 12/01/04 (A)
                                         LOC: UBS AG                                 1,000,000               -       1,000,000
          -     37,000,000    37,000,000 Louisiana Public Facilities Authority
                                           Hospital Revenue
                                         Willis-Knighton Medical Center
                                         3.60%, 09/01/27 (A)
                                         Insured: AMBAC
                                         SPA: Credit Local de France                         -      37,000,000      37,000,000
          -     10,900,000    10,900,000 Plaquemines Port Harbor and Terminal
                                           District
                                         Port Facilities Revenue
                                         International Marine Terminals Project,
                                           Series B
                                         3.05%, 03/15/06 (A)
                                         LOC: Kredietbank N.V.                               -      10,900,000      10,900,000

          -      9,650,000     9,650,000 Rapides Parish IDB, PCR
                                         Central Louisiana Electric Co. Project
                                         3.60%, 07/01/18 (A)                                 -       9,650,000       9,650,000
          -     10,000,000    10,000,000 Southern Louisiana Port Commision
                                           Revenue
                                         Occidental Petroleum Project
                                         3.50%, 07/01/18 (A)
                                         LOC: Wachovia Bank Georgia                          -      10,000,000      10,000,000
  8,800,000              -     8,800,000 St. Charles Parish, PCR
                                         Shell Oil Co. Project
                                         3.35%, 06/01/05 (A)                         8,800,000               -       8,800,000
 14,000,000              -    14,000,000 St. James Parish, PCR
                                         3.50%, 01/19/00
                                         Guaranteed: Texaco, Inc.                   14,000,000               -      14,000,000
                                                                                   --------------------------------------------
                                                                                    59,300,000      88,350,000     147,650,000
                                                                                   --------------------------------------------
                                         MARYLAND - 1.07%

          -     17,225,000    17,225,000 Maryland State Department of
                                           Transportation, Revenue
                                         5.00%, 09/01/00                                     -      17,419,839      17,419,839
                                                                                   --------------------------------------------

                                         MASSACHUSETTS - 1.28%

  6,000,000              -     6,000,000 Brookline, BAN, GO
                                         3.25%, 12/16/99                             6,002,515               -       6,002,515
          -      8,080,000     8,080,000 Massachusetts, GO
                                         Consolidated Loan, Series B
                                         4.00%, 05/01/00                                     -       8,111,660       8,111,660
  3,000,000              -     3,000,000 Massachusetts State Housing Finance
                                         Agency, Multi-Family, Series A
                                         3.35%, 12/01/25 (A)
                                         LOC: GNMA
                                         SPA: Republic National Bank of New York     3,000,000               -       3,000,000
  3,850,000              -     3,850,000 Stoneham, BAN, GO
                                         3.25%, 11/16/99                             3,850,538               -       3,850,538
                                                                                   --------------------------------------------
                                                                                    12,853,053       8,111,660      20,964,713
                                                                                   --------------------------------------------
                                         MICHIGAN - 1.33%

          -     12,200,000    12,200,000 Kent Hospital Finance Authority Revenue
                                         Spectrum Health  Project
                                         Series B
                                         3.45%, 01/15/26 (A)
                                         Insured: MBIA
                                         SPA: NBD Bank                                       -      12,200,000      12,200,000
  9,535,000              -     9,535,000 Michigan State University
                                         Revenue, Series A-2
                                         3.45%, 08/15/22 (A)                         9,535,000               -       9,535,000
                                                                                   --------------------------------------------
                                                                                     9,535,000      12,200,000      21,735,000
                                                                                   --------------------------------------------
                                         MISSISSIPPI - 1.50%

  1,100,000              -     1,100,000 Harrison County PCR
                                         duPont (E.I) deNemours & Co.
                                         3.50%, 09/01/10 (A)                         1,100,000               -       1,100,000
  2,000,000              -     2,000,000 Jackson County
                                         Water System
                                         3.35%, 11/01/24 (A)
                                         Guaranteed: Chevron Corp.                   2,000,000               -       2,000,000
  1,600,000              -     1,600,000 Jackson County, PCR
                                         Chevron USA, Inc. Project
                                         3.50%, 12/01/16 (A)                         1,600,000               -       1,600,000
          -      3,925,000     3,925,000 Mississippi State, GO
                                         5.00%, 11/01/99                                     -       3,925,000       3,925,000
  2,240,000              -     2,240,000 Mississippi State, GO
                                         Capital Improvements, Series B
                                         4.50%, 11/01/99                             2,240,000               -       2,240,000
 13,595,000              -    13,595,000 Mississippi State Highway Revenue
                                         Four Lane Highway Project, Series 39
                                         4.50%, 06/01/00                            13,679,552               -      13,679,552
                                                                                   --------------------------------------------
                                                                                    20,619,552       3,925,000      24,544,552
                                                                                   --------------------------------------------
                                         MISSOURI - 0.54%

          -      2,715,000     2,715,000 Missouri Higher Education Loan Authority
                                         Revenue, Series CC
                                         3.20%, 02/15/00                                     -       2,715,000       2,715,000
  6,100,000              -     6,100,000 Missouri State Environmental
                                         Improvement and Energy Resources
                                         Authority, PCR
                                         3.30%, 02/18/00
                                         LOC: UBS AG                                 6,100,000               -       6,100,000
                                                                                   --------------------------------------------
                                                                                     6,100,000       2,715,000       8,815,000
                                                                                   --------------------------------------------

                                         NEBRASKA - 0.58%

          -      3,195,000     3,195,000 American Public Energy Agency
                                         Nebraska Gas Supply Revenue
                                         Nebraska Public Gas Agency Project
                                         Series C
                                         3.55%, 03/01/00
                                         Insured: AMBAC                                      -       3,197,949       3,197,949
          -      6,245,000     6,245,000 Omaha Public Power District
                                         Nebraska Electric
                                         Revenue, Series A
                                         4.85%, 02/01/00                                     -       6,270,743       6,270,743
                                                                                   --------------------------------------------
                                                                                             -       9,468,692       9,468,692
                                                                                   --------------------------------------------
                                         NEVADA - 0.47%

  7,700,000              -     7,700,000 Reno Hospital Revenue
                                         St Mary's Regional Medical Center
                                         Series B
                                         3.65%, 05/15/23 (A)
                                         Insured: MBIA
                                         SPA: Rabobank Nederland NV                  7,700,000               -       7,700,000
                                                                                   --------------------------------------------

                                         NEW HAMPSHIRE - 1.02%

          -     12,600,000    12,600,000 New Hampshire Higher Edcuation and
                                           Health Facilities Authority Revenue
                                         Mary Hitchcock,  Series 85-D
                                         3.45%, 07/01/21 (A)
                                         Insured: FGIC
                                         SPA: Chemical Bank                                  -      12,600,000      12,600,000
          -      4,000,000     4,000,000 New Hampshire Higher Edcuation and
                                           Health Facilities Authority Revenue
                                         New England Inc.,  Series C
                                         3.55%, 12/01/25 (A)
                                         Insured: AMBAC
                                         SPA: Mellon Bank N.A.                               -       4,000,000       4,000,000
                                                                                   --------------------------------------------
                                                                                             -      16,600,000      16,600,000
                                                                                   --------------------------------------------
                                         NEW JERSEY - 0.74%

          -     11,992,000    11,992,000 Bayonne, GO, BAN
                                         4.00%, 07/14/00                                     -      12,008,294      12,008,294
                                                                                   --------------------------------------------

                                         NEW MEXICO - 1.25%

  3,900,000              -     3,900,000 Farmington, PCR
                                         El Paso Electric Co.
                                         Series A
                                         3.55%, 11/01/13 (A)
                                         LOC: Barclays Bank Plc                      3,900,000               -       3,900,000
 16,500,000              -    16,500,000 New Mexico State, TRAN
                                         4.00%, 06/30/00                            16,581,282               -      16,581,282
                                                                                   --------------------------------------------
                                                                                    20,481,282               -      20,481,282
                                                                                   --------------------------------------------
                                         NEW YORK - 3.29%

  6,300,000              -     6,300,000 Long Island Power Authority
                                         Electric Systems Revenue
                                         Series 6
                                         3.65%, 05/01/33 (A)
                                         LOC: ABN-AMRO Bank NV                       6,300,000               -       6,300,000
          -     15,400,000    15,400,000 Long Island Power Authority
                                         Revenue, Sub-Series 5
                                         3.50%, 05/01/33 (A)                                 -      15,400,000      15,400,000
          -      7,915,000     7,915,000 New York , GO
                                         Subseries A-5
                                         3.55%, 08/01/15 (A)
                                         LOC: KBC Bank N.V.                                  -       7,915,000       7,915,000
          -     10,000,000    10,000,000 New York City Municipal Water
                                         Finance Authority, Water & Sewer
                                         System Revenue, Series C
                                         3.55%, 06/15/23 (A)
                                         Insured: FGIC
                                         SPA: FGIC-SPI                                       -      10,000,000      10,000,000
  5,000,000              -     5,000,000 New York City Municipal Water
                                         Finance Authority, Water & Sewer
                                         System Revenue, Series G
                                         3.50%, 06/15/24 (A)
                                         LOC: FGIC
                                         SPA: FGIC-SPI                               5,000,000               -       5,000,000
          -      9,105,000     9,105,000 New York State Housing Finance Agency
                                         Revenue, Series PA 423
                                         3.57%, 11/01/16 (A)                                 -       9,105,000       9,105,000
                                                                                   --------------------------------------------
                                                                                    11,300,000      42,420,000      53,720,000
                                                                                   --------------------------------------------

                                         NORTH CAROLINA - 2.23%

  9,500,000              -     9,500,000 North Carolina Educational
                                         Facilities Finance Agency
                                         Bowman Gray School Project
                                         3.50%, 09/01/26 (A)
                                         LOC: Wachovia Bank, N.A.                    9,500,000               -       9,500,000
  6,000,000              -     6,000,000 Wake County Industrial Facilities &
                                         Pollution Control Financing Authority
                                           Revenue
                                         Carolina Power & Light
                                         Co. Project, Series A
                                         3.60%, 06/15/14 (A)
                                         LOC: First National Bank                    6,000,000               -       6,000,000
          -      8,600,000     8,600,000 Wake County Industrial Facilities &
                                         Pollution Control Financing Authority
                                           Revenue
                                         Carolina Power & Light
                                         Co. Project, Series B
                                         3.50%, 09/01/15 (A)
                                         LOC: First Union National Bank                      -       8,600,000       8,600,000
          -     12,250,000    12,250,000 Wake County Industrial Facilities &
                                         Pollution Control Financing Authority
                                         Carolina Power & Light
                                         Co. Project, Series C
                                         3.50%, 10/01/15 (A)
                                         LOC: First Union National Bank                      -      12,250,000      12,250,000
                                                                                   --------------------------------------------
                                                                                    15,500,000      20,850,000      36,350,000
                                                                                   --------------------------------------------
                                         OHIO - 0.84%

  1,700,000              -     1,700,000 Evendale, IDR
                                         SHV Real Estate, Inc.
                                         3.35%, 09/01/15 (A)
                                         LOC: ABN-AMRO Bank NV                       1,700,000               -       1,700,000
          -     10,000,000    10,000,000 Ohio State, GO
                                         Highway Capital Improvements, Series D
                                         4.00%, 05/01/00                                     -      10,037,769      10,037,769
  1,900,000              -     1,900,000 Ohio State Air Quality
                                         Development Authority Revenue
                                         Cincinnati Gas & Electric, Series A
                                         3.50%, 09/01/30 (A)
                                         LOC: ABN-AMRO Bank NV                       1,900,000               -       1,900,000
                                                                                   --------------------------------------------
                                                                                     3,600,000      10,037,769      13,637,769
                                                                                   --------------------------------------------
                                         OKLAHOMA - 1.60%

          -     26,160,000    26,160,000 Oklahoma State Water Reserve Board
                                         Student Loan Program
                                         3.60%, 09/01/26 (A)
                                         SPA: Union Bank of Switzerland                      -      26,160,000      26,160,000
                                                                                   --------------------------------------------

                                         OREGON - 0.40%

  6,600,000              -     6,600,000 Port Portland, PCR
                                         Reynolds Metals Co.
                                         3.65%, 12/01/09 (A)
                                         LOC: Bank of Nova Scotia                    6,600,000               -       6,600,000
                                                                                   --------------------------------------------

                                         PENNSYLVANIA - 6.34%

  2,000,000              -     2,000,000 Beaver County IDA, PCR
                                         Duquesne-Beaver Valley, Series A
                                         3.40%, 08/01/20 (A)
                                         LOC: Barclays Bank Plc                      2,000,000               -       2,000,000
  6,900,000              -     6,900,000 Beaver County IDA, PCR
                                         Duquesne-Mansfield, Series B
                                         3.40%, 08/01/09 (A)
                                         LOC: Barclays Bank Plc                      6,900,000               -       6,900,000
  3,500,000              -     3,500,000 Chester County IDA, IDR
                                         General Motors Corp. Project
                                         3.50%, 08/01/01 (A)                         3,500,000               -       3,500,000
  3,005,000              -     3,005,000 Delaware County IDA
                                         Resource Recovery Facility, Series G
                                         3.40%, 12/01/31 (A)
                                         Guaranteed: General Electric
                                         Capital Corp.                               3,005,000               -       3,005,000
  2,140,000              -     2,140,000 Delaware County IDA
                                         Resource Recovery Facility
                                         Series G
                                         3.40%, 12/01/31 (A)
                                         Guaranteed: General Electric Capital Corp.  2,140,000               -       2,140,000
  6,300,000              -     6,300,000 Delaware County Industrial, PCR
                                         Philadelphia Electric
                                         3.35%, 11/09/99
                                         Insured: FGIC                               6,300,000               -       6,300,000

  6,000,000              -     6,000,000 Delaware Valley Regional
                                         Finance Authority, Local
                                         Government Revenue
                                         3.50%, 08/01/16 (A)
                                         LOC: Credit Suisse First Boston             6,000,000               -       6,000,000
  3,100,000              -     3,100,000 Delaware Valley Regional
                                         Finance Authority, Local
                                         Government Revenue, Series A
                                         3.50%, 12/01/19 (A)
                                         LOC: Credit Suisse First Boston             3,100,000               -       3,100,000
  5,000,000              -     5,000,000 Delaware Valley Regional
                                         Finance Authority, Local
                                         Government Revenue, Series B
                                         3.50%, 12/01/20 (A)
                                         LOC: Credit Suisse First Boston             5,000,000               -       5,000,000
  8,100,000              -     8,100,000 Delaware Valley Regional
                                         Finance Authority, Local
                                         Government Revenue, Series C
                                         3.50%, 12/01/20 (A)
                                         LOC: Credit Suisse First Boston             8,100,000               -       8,100,000
 12,000,000     11,240,000    23,240,000 Quakertown General Authority Revenue
                                         Pooled Financing Program, Series A
                                         3.60%, 06/01/28 (A)
                                         LOC: PNC Bank, N.A.                        12,000,000      11,240,000      23,240,000
          -     34,200,000    34,200,000 Quakertown Hospital Authority  Revenue
                                         Hospital Group Pooled Financing
                                         3.60%, 07/01/05 (A)
                                         LOC: PNC Bank, N.A.                                 -      34,200,000      34,200,000
                                                                                   --------------------------------------------
                                                                                    58,045,000      45,440,000     103,485,000
                                                                                   --------------------------------------------
                                         SOUTH CAROLINA - 2.61%

          -     19,400,000    19,400,000 Piedmont Municipal Power Agency
                                         Electric Revenue, Series C
                                         3.50%, 01/01/22 (A)
                                         Insured: MBIA
                                         SPA: Morgan Guaranty Trust                          -      19,400,000      19,400,000
 13,260,000              -    13,260,000 South Carolina Jobs
                                         Economic Development Authority
                                         St. Francis Hospital
                                         3.65%, 07/01/22 (A)
                                         LOC: Chase Manhattan Bank                  13,260,000               -      13,260,000
 10,000,000              -    10,000,000 Spartanburg County
                                         Health Services District, Inc.
                                         Hospital Revenue
                                         3.45%, 04/15/23 (A)
                                         LOC: MBIA
                                         SPA: NationsBank N.A.                      10,000,000               -      10,000,000
                                                                                   --------------------------------------------
                                                                                    23,260,000      19,400,000      42,660,000
                                                                                   --------------------------------------------
                                         TENNESSEE - 2.30%

          -      2,500,000     2,500,000 Metropolitan Government Nashville and
                                         Davidson County, HEFB
                                         Vanderbilt University, Series 85-A
                                         3.10%, 01/15/14 (A)                                 -       2,500,000       2,500,000
  8,400,000              -     8,400,000 Metropolitan Nashville Airport
                                         Authority Special Facilities Revenue
                                         American Airlines Project, Series A
                                         3.65%, 10/01/12 (A)
                                         LOC: Credit Suisse First Boston             8,400,000               -       8,400,000
  1,200,000              -     1,200,000 Sullivan County IDB, PCR
                                         Mead Corp. Project
                                         3.60%, 10/01/16 (A)
                                         LOC: UBS AG                                 1,200,000               -       1,200,000
  2,300,000     19,600,000    21,900,000 Tennessee State, BAN, GO, Series C
                                         3.50%, 07/02/01 (A)
                                         SPA: Tennessee Conservative
                                         Retirement System                           2,300,000      19,600,000      21,900,000
  3,450,000              -     3,450,000 Tennessee State, GO
                                         Series A
                                         5.00%, 05/01/00                             3,483,137               -       3,483,137
                                                                                   --------------------------------------------
                                                                                    15,383,137      22,100,000      37,483,137
                                                                                   --------------------------------------------
                                         TEXAS - 15.00%

          -      7,835,000     7,835,000 Austin
                                         3.45%, 11/17/99                                     -       7,835,000       7,835,000
          -     11,300,000    11,300,000 Bexar County Housing Financing Authority
                                         Multifamily Revenue, Altomonte Apartments
                                           Project
                                         3.45%, 09/15/26 (A)
                                         Insured: FNMA                                       -      11,300,000      11,300,000
  2,750,000              -     2,750,000 Dallas, GO
                                         7.50%, 02/15/00                             2,785,941               -       2,785,941

  2,300,000              -     2,300,000 Grapevine IDC
                                         American Airlines, Series A2
                                         3.65%, 12/01/24 (A)
                                         LOC: Morgan Guaranty Trust                  2,300,000               -       2,300,000
  5,690,000              -     5,690,000 Guadalupe-Blanco River Authority
                                         PCR, Central Power & Light Co. Project
                                         3.50%, 11/01/15 (A)
                                         LOC: ABN-AMRO Bank NV                       5,690,000               -       5,690,000
 11,700,000              -    11,700,000 Gulf Coast Waste Disposal Authority
                                         PCR, Amoco Oil Co. Project
                                         3.50%, 10/01/17 (A)                        11,700,000               -      11,700,000
 12,500,000              -    12,500,000 Gulf Coast Waste Disposal
                                         Authority, PCR
                                         Exxon Project
                                         3.40%, 10/01/24 (A)                        12,500,000               -      12,500,000
 13,000,000              -    13,000,000 Harris County IDC
                                         Baytank Houston, Inc. Project
                                         3.40%, 02/01/20 (A)
                                         LOC: Rabobank Nederland                    13,000,000               -      13,000,000
          -      9,420,000     9,420,000 Harris County HFDC
                                         St Lukes Episcopal Hospital
                                         Revenue, Series B
                                         3.65%, 02/15/27 (A)
                                         SPA: Morgan Guaranty Trust                          -       9,420,000       9,420,000
          -     18,000,000    18,000,000 Harris County HFDC
                                         Texas Childrens Hospital
                                         Revenue, Series B-1
                                         3.50%, 10/01/29 (A)
                                         Insured: MBIA
                                         SPA: Morgan Guaranty Trust                          -      18,000,000      18,000,000
 10,000,000              -    10,000,000 Hockley County IDC, PCR
                                         Amoco Project, Standard Oil Co.
                                         3.60%, 03/01/14 (A)                        10,001,042               -      10,001,042
 10,000,000              -    10,000,000 Houston Higher Education Finance Corp.
                                         Rice University, Series A
                                         3.75%, 05/10/00                            10,000,000               -      10,000,000
 15,000,000              -    15,000,000 Houston, TRAN
                                         4.25%, 06/30/00                            15,086,424               -      15,086,424
  3,700,000              -     3,700,000 Lone Star Airport
                                         Improvement Authority
                                         American Airlines, Inc., Series A-3
                                         3.65%, 12/01/14 (A)
                                         LOC: Royal Bank of Canada                   3,700,000               -       3,700,000
  2,770,000              -     2,770,000 Lone Star Airport
                                         Improvement Authority
                                         American Airlines, Inc., Series A-4
                                         3.65%, 12/01/14 (A)
                                         LOC: Royal Bank of Canada                   2,770,000               -       2,770,000
  1,300,000              -     1,300,000 Lone Star Airport
                                         Improvement Authority
                                         American Airlines, Inc., Series A-5
                                         3.65%, 12/01/14 (A)
                                         LOC: Royal Bank of Canada                   1,300,000               -       1,300,000
  1,800,000              -     1,800,000 Lone Star Airport
                                         American Airlines, Inc., Series B-3
                                         3.65%, 12/01/14 (A)
                                         LOC: Royal Bank of Canada                   1,800,000               -       1,800,000
          -     15,200,000    15,200,000 Lower Colorado River Authority
                                         Junior Lien, Third Supply Series
                                         3.60%, 01/01/13 (A)
                                         Insured: MBIA
                                         SPA: Bayerische Vereinsbank AG                      -      15,200,000      15,200,000
 13,250,000              -    13,250,000 Lower Neches Valley Authority
                                         Chevron USA, Inc. Project
                                         3.45%, 02/15/17 (A)                        13,250,000                      13,250,000
          -     12,000,000    12,000,000 Midlothian IDC PCR
                                         Box-Crow Cement Co. Project
                                         3.45%, 12/01/09 (A)
                                         LOC: UBS AG                                         -      12,000,000      12,000,000
  5,110,000              -     5,110,000 North Central HFDC
                                         Presbyterian Medical Center
                                         Series D
                                         3.65%, 12/01/15 (A)
                                         LOC: MBIA
                                         SPA: NationsBank of Texas                   5,110,000               -       5,110,000
 14,300,000              -    14,300,000 Sabine River Authority, PCR
                                         Texas Utilities Project, Series A
                                         3.50%, 03/01/26 (A)
                                         Insured: AMBAC
                                         SPA: Bank of New York                      14,300,000               -      14,300,000

 10,500,000     35,000,000    45,500,000 Texas, TRAN
                                         Series A
                                         4.50%, 08/31/00                            10,567,426      35,220,240      45,787,666
                                                                                   --------------------------------------------
                                                                                   135,860,833     108,975,240     244,836,073
                                                                                   --------------------------------------------
                                         UTAH - 1.87%

 10,000,000     11,000,000    21,000,000 Utah State, GO
                                         Series B
                                         3.35%, 07/01/16 (A)
                                         SPA: Toronto Dominion Bank                 10,000,000      11,000,000      21,000,000
  9,500,000              -     9,500,000 Utah State, GO
                                         Series C
                                         3.40%, 07/01/16 (A)
                                         SPA: Toronto Dominion Bank                  9,500,000               -       9,500,000
                                                                                   --------------------------------------------
                                                                                    19,500,000      11,000,000      30,500,000
                                                                                   --------------------------------------------
                                         VERMONT - 0.45%

          -      1,500,000     1,500,000 Vermont Education and Health Buildings
                                         Finance Agency Revenue
                                         Middlebury College Project, Series A
                                         3.10%, 11/01/27 (A)                                 -       1,500,000       1,500,000
          -      5,900,000     5,900,000 Vermont Education and Health Buildings
                                         Finance Agency Revenue
                                         VHA Hospital of New England, Series D
                                         3.55%, 12/01/25 (A)
                                         Insured: AMBAC
                                         SPA: Mellon Bank N.A.                               -       5,900,000       5,900,000
                                                                                   --------------------------------------------
                                                                                             -       7,400,000       7,400,000
                                                                                   --------------------------------------------
                                         VIRGINIA - 0.33%

  5,400,000              -     5,400,000 Peninsula Ports Authority
                                         Coal Term Revenue
                                         Dominion Terminal Project
                                         Series C
                                         3.65%, 07/01/16 (A)
                                         LOC: Barclays Bank Plc                      5,400,000               -       5,400,000
                                                                                   --------------------------------------------

                                         WASHINGTON - 3.73%

  6,750,000              -     6,750,000 Seattle Municipal Light and Power
                                         Revenue
                                         3.50%, 11/16/99
                                         SPA: Morgan Guaranty Trust                  6,750,000               -       6,750,000
  1,000,000              -     1,000,000 Snohomish County Public Utility
                                         District No. 1, Electric Revenue
                                         Generation System
                                         3.45%, 01/01/25 (A)
                                         Insured: MBIA
                                         SPA: Bayerische Vereinsbank                 1,000,000               -       1,000,000
  5,025,000              -     5,025,000 Washington State
                                         Public Power Supply System
                                         Nuclear Project No. 1 Revenue
                                         Series 1A-1
                                         3.400%, 07/01/17 (A)
                                         LOC: Bank of America NT & SA                5,025,000               -       5,025,000
  3,950,000              -     3,950,000 Washington State
                                         Public Power Supply System
                                         Nuclear Project No. 1
                                         Series 1A-3
                                         3.35%, 07/01/17 (A)
                                         LOC: Morgan Guaranty Trust                  3,950,000               -       3,950,000
          -     10,525,000    10,525,000 Washington State
                                         3.70%, 07/01/16 (A)                                 -      10,525,000      10,525,000
          -     17,660,000    17,660,000 Washington State Public Power Supply
                                           System
                                         Nuclear Project Number 2
                                         Revenue, Series A
                                         Pre-Refunded 07/01/00
                                         5.00%, 07/01/00 (C)                                 -      17,864,802      17,864,802
          -      5,000,000     5,000,000 Washington State Public Power Supply
                                           System
                                         Nuclear Project Number 2
                                         Revenue, Series A, Project II
                                         Pre-Refunded 07/01/00
                                         7.38%, 07/01/12 (C)                                 -       5,230,728       5,230,728
          -      5,500,000     5,500,000 Washington State Public Power Supply
                                           System
                                         Nuclear Project Number 2 Revenue,
                                         Series B Pre-Refunded 07/01/00 7.00%,
                                         07/01/12 (C)
                                         Insured: FSA                                        -       5,741,958       5,741,958

          -      4,640,000     4,640,000 Washington State Public Power Supply
                                           System
                                         Nuclear Project Number 2
                                         Revenue, Series B, Project II
                                         Pre-Refunded 07/01/00
                                         7.00%, 07/01/12 (C)                                 -       4,843,499       4,843,499
                                                                                   --------------------------------------------
                                                                                    16,725,000      44,205,987      60,930,987
                                                                                   --------------------------------------------
                                         WISCONSIN - 1.62%

          -      9,000,000     9,000,000 Pleasant Prairie PCR
                                         Wisconsin Electric Power Co. Project
                                         Series A
                                         3.50%, 09/01/30 (A)                                 -       9,000,000       9,000,000
          -      3,250,000     3,250,000 Wisconsin Public Power, Inc.
                                         Power Supply System
                                         Revenue, Series A
                                         7.40%, 07/01/20
                                         Insured: AMBAC                                      -       3,400,935       3,400,935
  7,355,000              -     7,355,000 Wisconsin State, GO
                                         Series A
                                         4.25%, 05/01/00                             7,403,826               -       7,403,826
          -      6,550,000     6,550,000 Wisconsin State HEFA Revenue
                                         Gundersen Clinic, La Crosse Inc.
                                         5.50%, 12/01/99
                                         Insured: FSA                                        -       6,560,381       6,560,381
                                                                                   --------------------------------------------
                                                                                     7,403,826      18,961,316      26,365,142
                                                                                   --------------------------------------------
                                         WYOMING - 3.88%

 10,000,000              -    10,000,000 Kemmerer, PCR
                                         Exxon Project
                                         3.50%, 11/01/14 (A)                        10,000,000               -      10,000,000
          -     17,650,000    17,650,000 Lincoln County, GO
                                         3.75%, 01/19/00                                     -      17,650,000      17,650,000
  1,000,000              -     1,000,000 Platte County, PCR
                                         Tri-State G & T, Series A
                                         3.75%, 07/01/14 (A)
                                         LOC: National Rural Utility CFC             1,000,000               -       1,000,000
 12,100,000              -    12,100,000 Sweetwater County, PCR
                                         Pacific Corp. Project
                                         3.65%, 02/11/00
                                         LOC: UBS AG                                12,100,000               -      12,100,000
  2,400,000              -     2,400,000 Sweetwater County, PCR
                                         Pacific Corp. Project
                                         3.75%, 02/11/00
                                         LOC: UBS AG                                 2,400,000               -       2,400,000
  5,800,000              -     5,800,000 Uinta County, PCR
                                         Amoco, Inc.
                                         3.50%, 07/01/26 (A)                         5,800,000               -       5,800,000
  1,000,000              -     1,000,000 Uinta County, PCR
                                         Chevron USA, Inc.
                                         3.50%, 04/01/10 (A)                         1,000,000               -       1,000,000
          -     13,400,000    13,400,000 Uinta County, PCR
                                         Chevron USA, Inc.
                                         3.60%, 08/15/20 (A)
                                         Guaranteed: Chevron USA, Inc.                       -      13,400,000      13,400,000
                                                                                   --------------------------------------------
                                                                                    32,300,000      31,050,000      63,350,000
                                                                                   --------------------------------------------

                                         TOTAL MUNICIPAL SECURITIES                703,472,731     822,188,151   1,525,660,882
                                                                                   --------------------------------------------

              CASH EQUIVALENTS - 0.88%

          -     10,000,000    10,000,000 ABN AMRO Munitops Certificates Trust
                                         Series 1999-1
                                         3.35%, 12/06/06 (A) (B)
                                         SPA: ABN AMRO Bank N.V.                             -      10,000,000      10,000,000
          -      4,388,088     4,388,088 Clipper Caraval Tax-Exempt Trust
                                         Series 1998-1, Class A-1
                                         3.25%, 01/06/00
                                         Insured: AMBAC                                      -       4,388,088       4,388,088
          -          5,000         5,000 Clipper Tax-Exempt Trust
                                         Series A
                                         3.57%, 06/01/05 (A)
                                         SPA: State Street Bank and Trust Co.                -           5,000           5,000

                                                                                   --------------------------------------------
                                         TOTAL CASH EQUIVALENTS                              -      14,393,088      14,393,088
                                                                                   --------------------------------------------


             TAX-EXEMPT MUNICIPAL
             TRUST CERTIFICATE - 0.07%

          -      1,068,025     1,068,025 Municipal Tax-Exempt Trust Certificate
                                         Class A1
                                         3.10%, 02/07/00
                                         Insured: MBIA                                       -       1,067,897       1,067,897

                                                                                   --------------------------------------------
                                    TOTAL TAX-EXEMPT MUNICIPAL TRUST CERTIFICATE             -       1,067,897       1,067,897
                                                                                   --------------------------------------------

             REPURCHASE AGREEMENT - 4.66%

                                         Repurchase Agreement with:
          -     76,052,840    76,052,840 Goldman Sachs
                                         5.18%, 11/01/99, dated 10/29/99                     -      76,052,840      76,052,840

                                                                                   --------------------------------------------
                                         TOTAL REPURCHASE AGREEMENT                          -      76,052,840      76,052,840
                                                                                   --------------------------------------------

                SHARES
-----------------------------------------

             INVESTMENT COMPANY - 0.21%

    205,069              -       205,069 Dreyfus Tax Exempt Cash
                                         Management Fund                               205,069               -         205,069
  3,289,768              -     3,289,768 Federated Investors Tax-Free
                                         Obligations Fund                            3,289,768               -       3,289,768

                                                                                  ---------------------------------------------
                                         TOTAL INVESTMENT COMPANY                    3,494,837               -       3,494,837
                                                                                  ---------------------------------------------

             TOTAL INVESTMENTS - 99.28%
                  (Cost $706,967,568, $913,701,976, and $1,620,669,544)            706,967,568     913,701,976   1,620,669,544
                                                                                  ---------------------------------------------
             NET OTHER ASSETS AND LIABILITIES - 0.72%                                9,227,149       2,505,018      11,732,167
                                                                                  --------------------------------------------

             NET ASSETS - 100.00%                                                 $716,194,717   $ 916,206,994  $1,632,401,711
                                                                                  =============================================


(A)            Variable rate demand notes are payable upon not more than one, seven or thirty business days notice. Put bonds and notes have demand features which mature within one year. The interest rate shown reflects the rate in effect at October 31, 1999.
(B)            Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in an exempt transaction to qualified institutional buyers. At October 31, 1999, these securities amounted to
               $10,000,000 or 0.61% of the Fund.
(C)            Original Issue Discount
AMBAC          American Municipal Bond Assurance Corp.
BAN            Bond Anticipation Notes
CFC            Cooperative Finance Corp.
FGIC           Federal Guaranty Insurance Corp.
FNMA           Federal National Mortgage Association
FSA            Financial Security Assurance
GNMA           Government National Mortgage Association
GO             General Obligation
HEFA           Health and Edcuation Facilities Authority
HEFB           Health and Edcuation Facilities Board
HFA            Health Facilities Authority
HFDC           Health Facilities Development Corp.
IDA            Industrial Development Authority
IDB            Industrial Development Board
IDC            Industrial Development Corporation
IDR            Industrial Development Revenue
LOC            Letter of Credit
MBIA           Municipal Bond Insurance Association
PCR            Polution Control Revenue
SPA            Stand-by Purchase Agreement
TRAN           Tax and Revenue Anticipation Notes

                   See Notes to Pro Forma Financial Statements

                            GALAXY TAX-EXEMPT FUND
                     BOSTON 1784 TAX-FREE MONEY MARKET FUND
       PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                OCTOBER 31, 1999

                                                               ---------------------------------------------------------------
                                                                                BOSTON 1784
                                                                                 TAX-FREE                       PRO FORMA
                                                                GALAXY TAX-    MONEY MARKET     PRO FORMA        COMBINED
                                                                EXEMPT FUND        FUND        ADJUSTMENTS         (NOTE 1)
                                                               ---------------------------------------------------------------
ASSETS:
      Investments
          Investments at cost                                   $ 706,967,568  $ 837,649,136    $          -   $1,544,616,704
          Repurchase agreements                                             -     76,052,840               -       76,052,840
                                                               ---------------------------------------------------------------
              Total Investments at Value                          706,967,568    913,701,976               -    1,620,669,544

      Cash                                                              4,912         68,621               -           73,533
      Receivable for shares sold                                    8,157,742              -               -        8,157,742
      Interest and dividends receivable                             3,631,404      5,389,322               -        9,020,726
                                                               ---------------------------------------------------------------
              Total Assets                                        718,761,626    919,159,919               -    1,637,921,545

LIABILITIES:
      Dividends payable                                             1,322,859      2,456,260               -        3,779,119
      Payable for shares repurchased                                  864,706              -               -          864,706
      Advisory fee payable                                            245,591        316,384               -          561,975
      Payable to Fleet affiliates                                      14,450              -               -           14,450
      Administration fee payable                                       49,577         51,550               -          101,127
      Trustees' fees and expenses payable                              12,955          2,089               -           15,044
      Accrued expenses and other payables                              56,771        126,642               -          183,413
                                                               ---------------------------------------------------------------
              Total Liabilities                                     2,566,909      2,952,925               -        5,519,834

NET ASSETS                                                      $ 716,194,717  $ 916,206,994    $          -   $1,632,401,711
                                                               ===============================================================

NET ASSETS CONSISTS OF:
      Paid-in capital                                           $ 716,345,741  $ 916,321,280    $          -   $1,632,667,021
      (Overdistributed) net investment income                         (19,453)          (310)              -          (19,763)
      Accumulated net realized (loss) on investments sold            (131,571)      (113,976)              -         (245,547)
                                                               ---------------------------------------------------------------
TOTAL NET ASSETS                                                $ 716,194,717  $ 916,206,994    $          -   $1,632,401,711
                                                               ===============================================================

Net Assets by Class:
          Retail A Shares                                       $ 160,057,310       N/A         $          -    $ 160,057,310
                                                               ===============================================================
          Trust Shares / Shares                                   556,137,407    916,206,994    (125,520,358)   1,346,824,043
                                                               ===============================================================
          BKB Shares                                                 N/A            N/A          125,520,358      125,520,358
                                                               ===============================================================

Shares of beneficial interest outstanding:
          Retail A Shares                                         160,114,754       N/A                    -      160,114,754
                                                               ===============================================================
          Trust Shares / Shares                                   556,230,987    916,321,280    (125,536,015)   1,347,016,252
                                                               ===============================================================
          BKB Shares                                                 N/A            N/A          125,536,015      125,536,015
                                                               ===============================================================


Net Asset Value, Retail A Shares                                $        1.00      N/A                          $        1.00
                                                               ===============================================================
Net Asset Value, Trust Shares / Shares                          $        1.00  $        1.00                    $        1.00
                                                               ===============================================================
Net Asset Value, BKB Shares                                         N/A            N/A                          $        1.00
                                                               ===============================================================

                            GALAXY TAX-EXEMPT FUND
                    BOSTON 1784 TAX-FREE MONEY MARKET FUND
             PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                               OCTOBER 31, 1999

                                                       ----------------------------------------------------------------
                                                                         BOSTON 1784
                                                                         TAX-FREE                        PRO FORMA
                                                          GALAXY TAX-   MONEY MARKET        PRO FORMA     COMBINED
                                                          EXEMPT FUND       FUND           ADJUSTMENTS     (NOTE 1)
                                                       ----------------------------------------------------------------
Investment Income:
      Interest Income                                   $ 18,296,350   $ 34,682,484      $       -        $ 52,978,834
      Dividend Income                                        113,526              -              -             113,526
                                                       ----------------------------------------------------------------
          Total Investment Income                         18,409,876     34,682,484              -          53,092,360
                                                       ----------------------------------------------------------------


Expenses:
      Investment Advisory Fees                             2,322,782      4,050,083          5,223  (a)      6,378,088
      Administrative Fees                                    435,865        667,594         (6,942) (a)      1,096,517
      Custodian Fee                                           22,075         50,279        (32,386) (b)         39,968
      Fund Accounting Fee                                     90,473              -         47,929  (a)        138,402
      Professional Fees                                       42,306         85,402        (72,319) (b)         55,389
      Trustee Fees                                            14,425         28,817        (17,211) (b)         26,031
      Reports to Shareholders                                 13,365         69,346        (64,213) (b)         18,498
      Miscellaneous Expenses                                  74,037         58,261              -             132,298
                                                       ----------------------------------------------------------------
          Subtotal                                         3,015,328      5,009,782       (139,919)          7,885,191

      Transfer Agent Fee
          Retail A Shares                                     66,023              -              -              66,023
          Trust Shares / Shares                                   57        142,668       (142,662) (a)             63
          BKB Shares                                               -              -         19,375  (a)         19,375
      Shareholder Services Fee
          Retail A Shares                                    169,840              -              -             169,840
          Trust Shares / Shares                                    -              -              -                   -
          BKB Shares                                               -              -        138,709  (a)        138,709

                                                       ----------------------------------------------------------------
          Total Expenses Before Waivers/Reimbursements     3,251,248      5,152,450       (124,497)          8,279,201

Less Waiver/Reimbursements
      Fund Level Waivers                                           -              -       (422,261) (c)       (422,261)
      Class Specific Waivers/Reimbursements
          Retail A Shares                                       (745)             -              -                (745)
          Trust Shares / Shares                               (1,354)             -              -              (1,354)
          BKB Shares                                               -              -        (97,096) (c)        (97,096)
                                                       ----------------------------------------------------------------
               Total Waivers/Reimbursements                   (2,099)             -       (519,357)           (521,456)

      Net Expenses                                         3,249,149      5,152,450       (643,854)          7,757,745
                                                       ----------------------------------------------------------------

Net Investment Income                                     15,160,727     29,530,034        643,854          45,334,615
                                                       ----------------------------------------------------------------

Net Realized Gain on Investments                                   -         22,596              -              22,596
                                                       ----------------------------------------------------------------

Net Increase in Net Assets Resulting from Operations    $ 15,160,727   $ 29,552,630      $ 643,854        $ 45,357,211
                                                       ================================================================


(a) Reflects adjustment to the acquiring fund contractual fee level.
(b) Reflects expected savings when the two funds become one.
(c) Reflects adjustment to the acquiring fund's voluntary expense limitation.

                   See Notes to Pro Forma Financial Statements

                             Galaxy Tax Exempt Fund
                     Boston 1784 Tax-Free Money Market Fund
          Notes to Pro Forma Combining Financial Statements (unaudited)


1.    Basis of Combination

The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. As of October 31, 1999, the Trust offered twenty-nine managed investment portfolios. The unaudited Pro Forma Combining Portfolio of Investments and the unaudited Pro Forma Statement of Assets and Liabilities assumes the exchange described in the next paragraph occurred as of October 31, 1999 and the unaudited Pro Forma Combining Statement of Operations assumes the exchange occurred as of November 1, 1998. These statements have been derived from books and records utilized in calculating the net asset value of each fund at October 31, 1999 and for the twelve-month period then ended.

The pro forma statements give effect to the proposed transfer of substantially all of the assets and stated liabilities of the Boston 1784 Tax-Free Money Market Fund in exchange for Trust and BKB shares of Galaxy Tax Exempt Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Boston 1784 Tax-Free Money Market Fund for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization.

The unaudited Pro Forma Combining Financial Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

For the twelve-month period ended October 31, 1999, the Galaxy Tax Exempt Fund's investment advisory fee was computed based on the annual rate of 0.40% of its average daily net assets. The administration fee was computed based on the annual rate of 0.09% of the first $2.5 billion of the Trust's combined average daily net assets, 0.085% of the next $2.5 billion, 0.075% of the next $7 billion, 0.065% of the next $3 billion, 0.06% of the next $3 billion, and 0.0575% of the combined average daily net assets in excess of $18 billion, and was allocated to each fund based on the relative net assets of the Trust.

The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A, BKB and Trust Shares of the funds to compensate certain institutions providing administrative and support services to their customers who own such shares. Currently, the Services Plan has not been implemented for the Trust shares. Under the Services Plan, aggregate payments may not exceed 0.25% of the average daily net assets of Retail A or BKB shareholders who are customers of such institutions. Currently, the Trust, under the direction of the Board of Trustees, is limiting such payments to 0.10% of the average daily net asset of Retail A or BKB shareholders who are customers of such institutions.


2.    Portfolio Valuation

The Galaxy Tax Exempt Fund values its securities utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Boston 1784 Tax-Free Money Market Fund utilizes the same method for determining portfolio valuation.

                             Galaxy Tax Exempt Fund
                     Boston 1784 Tax-Free Money Market Fund
          Notes to Pro Forma Combining Financial Statements (unaudited)


3.    Capital Shares

The pro forma net asset value per share assumes the issuance of additional shares of the Tax Exempt Fund that would have been issued at October 31, 1999 in connection with the proposed reorganization. The pro forma number of shares outstanding of 1,632,667,021 consists of 916,321,280 shares assumed issued in the reorganization plus 716,345,741 shares of the Galaxy Tax Exempt Fund at October 31, 1999.

                            GALAXY U.S. TREASURY FUND
                   BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
            PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                OCTOBER 31, 1999

                 PAR VALUE                       DESCRIPTION                                  VALUE (NOTE 2)
-----------------------------------------------------------------------------------------------------------------------------------

                BOSTON 1784                                                                     BOSTON 1784
               U.S. TREASURY                                                                  U.S. TREASURY
 GALAXY U.S.     MONEY MARKET      PRO FORMA                                 GALAXY U.S.        MONEY MARKET          PRO FORMA
TREASURY FUND      FUND            COMBINED                                TREASURY FUND            FUND               COMBINED
-----------------------------------------------------------------------------------------------------------------------------------

                 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 84.61%

                                                 U.S. TREASURY BILLS - 32.56% (A)

$ 30,000,000                  $ -   $ 30,000,000 4.72%, 11/04/99           $ 29,988,212                  $ -        $ 29,988,212
  85,000,000                    -     85,000,000 4.59%, 11/12/99             84,880,741                    -          84,880,741
  60,000,000                    -     60,000,000 4.63%, 11/18/99             59,868,958                    -          59,868,958
           -            4,000,000      4,000,000 4.80%, 11/26/99                      -            3,986,833           3,986,833
  65,000,000                    -     65,000,000 4.80%, 12/02/99             64,731,226                    -          64,731,226
 110,000,000                    -    110,000,000 4.57%, 12/09/99            109,463,302                    -         109,463,302
  40,000,000                    -     40,000,000 4.56%, 12/16/99             39,772,000                    -          39,772,000
           -            5,000,000      5,000,000 4.62%, 12/23/99                      -            4,967,283           4,967,283
  45,000,000                    -     45,000,000 4.68%, 12/23/99             44,696,125                    -          44,696,125
  15,000,000                    -     15,000,000 4.80%, 01/27/00             14,820,200                    -          14,820,200
           -            5,000,000      5,000,000 4.86%, 02/03/00                      -            4,938,117           4,938,117
           -            5,000,000      5,000,000 5.03%, 02/17/00                      -            4,926,425           4,926,425
           -            2,500,000      2,500,000 4.88%, 03/02/00                      -            2,458,698           2,458,698
           -            2,500,000      2,500,000 4.89%, 03/09/00                      -            2,456,239           2,456,239
                                                                     ------------------------------------------------------------
                                                                            448,220,764           23,733,595         471,954,359
                                                                     ------------------------------------------------------------

                                                 FEDERAL HOME LOAN BANK - 22.30%

 135,477,000                    -    135,477,000 5.16%, 11/01/99 (A)        135,477,000                    -         135,477,000
  20,000,000                    -     20,000,000 5.17%, 11/10/99 (A)         19,974,150                    -          19,974,150
           -            5,000,000      5,000,000 5.00%, 12/29/99                      -            5,000,000           5,000,000
  45,000,000                    -     45,000,000 5.16%, 03/08/00             44,986,371                    -          44,986,371
           -            5,000,000      5,000,000 5.10%, 03/09/00 (A)                  -            4,999,724           4,999,724
           -            5,000,000      5,000,000 5.74%, 04/14/00 (A)                  -            4,872,124           4,872,124
           -            4,000,000      4,000,000 5.35%, 06/08/00                      -            3,997,907           3,997,907
  35,000,000                    -     35,000,000 5.23%, 07/28/00 (B)         34,984,508                    -          34,984,508
           -            5,000,000      5,000,000 5.67%, 07/28/00 (B)                  -            5,000,000           5,000,000
  25,000,000                    -     25,000,000 5.71%, 08/09/00             24,987,865                    -          24,987,865
  25,000,000                    -     25,000,000 5.92%, 10/04/00 (B)         24,984,123                    -          24,984,123
   9,000,000                    -      9,000,000 5.92%, 10/13/00              8,992,150                    -           8,992,150
           -            5,000,000      5,000,000 5.69%, 04/16/01 (B)                  -            5,000,000           5,000,000
                                                                     ------------------------------------------------------------
                                                                            294,386,167           28,869,755         323,255,922
                                                                     ------------------------------------------------------------

                                                 U.S. TREASURY NOTES - 20.59%

  80,000,000                    -     80,000,000 5.88%, 11/15/99             80,030,650                    -          80,030,650
 100,000,000            7,500,000    107,500,000 5.63%, 11/30/99            100,057,723            7,503,822         107,561,545
  40,000,000                    -     40,000,000 7.75%, 11/30/99             40,089,872                    -          40,089,872
  20,000,000                    -     20,000,000 5.63%, 12/31/99             20,014,960                    -          20,014,960
  20,000,000                    -     20,000,000 7.75%, 12/31/99             20,087,963                    -          20,087,963
           -            2,500,000      2,500,000 5.38%, 01/31/00                      -            2,503,848           2,503,848
           -           14,000,000     14,000,000 5.50%, 03/31/00                      -           14,033,181          14,033,181
           -            5,000,000      5,000,000 5.50%, 05/31/00                      -            5,000,574           5,000,574
           -            5,000,000      5,000,000 5.38%, 06/30/00                      -            5,001,829           5,001,829
           -            4,000,000      4,000,000 5.38%, 07/31/00                      -            4,002,829           4,002,829
                                                                     ------------------------------------------------------------
                                                                            260,281,168           38,046,083         298,327,251
                                                                     ------------------------------------------------------------

                                                 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.75% (A)

           -            4,760,000      4,760,000 5.34%, 11/12/99                      -            4,752,321           4,752,321
           -           15,000,000     15,000,000 5.34%, 12/02/99                      -           14,931,929          14,931,929
           -           10,000,000     10,000,000 5.34%, 12/08/99                      -            9,945,836           9,945,836
           -            5,000,000      5,000,000 5.29%, 12/13/99                      -            4,969,492           4,969,492
           -            5,000,000      5,000,000 5.24%, 12/17/99                      -            4,966,778           4,966,778
           -            5,000,000      5,000,000 5.62%, 01/20/00                      -            4,938,444           4,938,444
           -            5,000,000      5,000,000 5.59%, 02/07/00                      -            4,926,092           4,926,092
           -            5,000,000      5,000,000 5.66%, 02/14/00                      -            4,918,917           4,918,917
                                                                     ------------------------------------------------------------
                                                                                      -           54,349,809          54,349,809
                                                                     ------------------------------------------------------------

                                                 FEDERAL FARM CREDIT BANK - 2.41% (B)

  30,000,000                    -     30,000,000 5.24%, 09/01/00             29,992,500                    -          29,992,500
           -            5,000,000      5,000,000 5.65%, 05/07/01                      -            4,998,600           4,998,600
                                                                     ------------------------------------------------------------
                                                                             29,992,500            4,998,600          34,991,100
                                                                     ------------------------------------------------------------


                                                 STUDENT LOAN MARKETING ASSOCATION - 1.51% (B)

           -            4,000,000      4,000,000 5.80%, 08/03/00 MTN                  -            3,998,492           3,998,492
           -            3,950,000      3,950,000 5.41%, 03/07/01                      -            3,937,668           3,937,668
           -           10,000,000     10,000,000 5.63%, 03/12/01                      -            9,996,102           9,996,102
           -            4,000,000      4,000,000 5.63%, 05/18/01                      -            3,999,344           3,999,344
                                                                     ------------------------------------------------------------
                                                                                      -           21,931,606          21,931,606
                                                                     ------------------------------------------------------------

                                                 FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.49% (A)

           -            5,000,000      5,000,000 5.24%, 11/05/99                      -            4,997,128           4,997,128
           -            4,000,000      4,000,000 5.31%, 12/10/99                      -            3,977,207           3,977,207
           -           10,000,000     10,000,000 5.59%, 02/01/00                      -            9,859,956           9,859,956
           -            2,815,000      2,815,000 5.52%, 06/06/00                      -            2,725,847           2,725,847
                                                                     ------------------------------------------------------------
                                                                                      -           21,560,138          21,560,138
                                                                     ------------------------------------------------------------

                       TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS       1,032,880,599          193,489,586       1,226,370,185
                                                                     ------------------------------------------------------------

               REPURCHASE AGREEMENTS - 14.66%

                                                 Repurchase Agreement with:
           -           92,407,025     92,407,025 Goldman Sachs
                                                 5.18%, 11/01/99, dated 10/29/99      -           92,407,025          92,407,025
           -           40,000,000     40,000,000 Greenwich
                                                 5.21%, 11/01/99, dated 10/29/99      -           40,000,000          40,000,000
           -           40,000,000     40,000,000 J.P. Morgan
                                                 5.22%, 11/01/99, dated 10/29/99      -           40,000,000          40,000,000
           -           40,000,000     40,000,000 Prudential
                                                 5.20%, 11/01/99, dated 10/29/99      -           40,000,000          40,000,000
                                                                     ------------------------------------------------------------

                                                 TOTAL REPURCHASE AGREEMENTS          -          212,407,025         212,407,025
                                                                     ------------------------------------------------------------


            TOTAL INVESTMENTS - 99.27%
             (Cost $1,032,880,599, $405,896,611, and $1,438,777,210)      1,032,880,599          405,896,611       1,438,777,210
                                                                     ------------------------------------------------------------

            NET OTHER ASSETS AND LIABILITIES - .73%                          11,274,822            (730,940)          10,543,882
                                                                     ------------------------------------------------------------

            NET ASSETS - 100.00%                                        $ 1,044,155,421         $405,165,671      $1,449,321,092
                                                                     ============================================================



 (A) Discount yield at time of purchase.
 (B) Interest is reseset at various time intervals. The interest rate shown reflects the rate in effect at October 31, 1999.
 MTN - Medium Term Note

                     See Notes to Pro Forma Financial Statements

                            GALAXY U.S. TREASURY FUND
                   BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
       PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                OCTOBER 31, 1999


                                                     ------------------------------------------------------------------------------

                                                                           BOSTON 1784
                                                                          U.S. TREASURY                                PRO FORMA
                                                        GALAXY U.S.        MONEY MARKET          PRO FORMA             COMBINED
                                                      TREASURY FUND            FUND             ADJUSTMENTS             (NOTE 1)
                                                     ------------------------------------------------------------------------------
ASSETS:
        Investments
              Investments at cost                     $ 1,032,880,599     $193,489,586               $ -         $ 1,226,370,185
              Repurchase agreements                                 -      212,407,025                 -             212,407,025
                                                     ----------------------------------------------------------------------------
                    Total Investments at Value          1,032,880,599      405,896,611                 -           1,438,777,210

        Cash                                                    2,457           54,214                 -                  56,671
        Receivable for shares sold                         11,004,159                -                 -              11,004,159
        Interest and dividends receivable                   7,710,134        1,122,970                 -               8,833,104
                                                     ----------------------------------------------------------------------------
                    Total Assets                        1,051,597,349      407,073,795                 -              19,893,934

LIABILITIES:
        Dividends payable                                   1,606,561        1,604,827                 -               3,211,388
        Payable for shares repurchased                      5,251,150                -                 -               5,251,150
        Advisory fee payable                                  343,565          129,287                 -                 472,852
        Payable to Fleet affiliates                            53,437                -                 -                  53,437
        Administration fee payable                            104,476           22,905                 -                 127,381
        Trustees' fees and expenses payable                    27,746              763                 -                  28,509
        Accrued expenses and other payables                    54,993          150,342                 -                 205,335
                                                     ----------------------------------------------------------------------------
                    Total Liabilities                       7,441,928        1,908,124                 -               9,350,052

NET ASSETS                                            $ 1,044,155,421     $405,165,671               $ -         $ 1,449,321,092
                                                     ============================================================================

NET ASSETS CONSISTS OF:
        Paid-in capital                               $ 1,043,838,884     $405,158,651                 -         $ 1,448,997,535
        Undistributed (overdistributed)
          net investment income                               316,537           (1,228)                -                 315,309
        Accumulated net realized gain
          on investments sold                                       -            8,248                 -                   8,248
                                                     ----------------------------------------------------------------------------
TOTAL NET ASSETS                                      $ 1,044,155,421     $405,165,671               $ -         $ 1,449,321,092
                                                     ============================================================================

Net Assets by Class:
              Retail A Shares                           $ 584,363,843          N/A                   $ -           $ 584,363,843
                                                     ============================================================================
              Trust Shares / Shares                       459,791,578      405,165,671      (372,752,417)            492,204,832
                                                     ============================================================================
              BKB Shares                                     N/A               N/A           372,752,417             372,752,417
                                                     ============================================================================

Shares of beneficial interest outstanding:
              Retail A Shares                             584,187,785          N/A                     -             584,187,785
                                                     ============================================================================
              Trust Shares / Shares                       459,651,099      405,158,651      (372,745,959)            492,063,791
                                                     ============================================================================
              BKB Shares                                     N/A               N/A           372,745,959             372,745,959
                                                     ============================================================================

Net Asset Value, Retail A Shares                               $ 1.00          N/A                                        $ 1.00
                                                     ============================================================================
Net Asset Value, Trust Shares / Shares                         $ 1.00           $ 1.00                                    $ 1.00
                                                     ============================================================================
Net Asset Value, BKB Shares                                   N/A              N/A                                        $ 1.00
                                                     ============================================================================

                            GALAXY U.S. TREASURY FUND
                    BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
              PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                                OCTOBER 31, 1999

                                                     ----------------------------------------------------------------------------
                                                                            BOSTON 1784
                                                                           U.S. TREASURY                                PRO FORMA
                                                         GALAXY U.S.        MONEY MARKET          PRO FORMA             COMBINED
                                                       TREASURY FUND            FUND             ADJUSTMENTS             (NOTE 1)
                                                     ----------------------------------------------------------------------------
Investment Income:
        Interest Income                                   $ 49,150,173     $ 19,737,357               $ -            $ 68,887,530
                                                     -----------------------------------------------------------------------------
              Total Investment Income                       49,150,173       19,737,357                 -              68,887,530
                                                     -----------------------------------------------------------------------------


Expenses:
        Investment Advisory Fees                             4,011,663        1,596,359          (199,702) (a)          5,408,320
        Administrative Fees                                    779,542          263,007           (53,606) (a)            988,943
        Custodian Fee                                           23,118           22,434           (16,518) (b)             29,034
        Fund Accounting Fee                                    122,360                -            18,184  (a)            140,544
        Professional Fees                                       62,770           32,876           (32,876) (b)             62,770
        Trustee Fees                                            23,514           10,830           (10,830) (b)             23,514
        Reports to Shareholders                                125,657           26,300           (26,300) (b)            125,657
        Miscellaneous Expenses                                  95,241           65,584                 -                 160,825
                                                     -----------------------------------------------------------------------------
              Subtotal                                       5,243,865        2,017,390          (321,648)              6,939,607

        Transfer Agent Fee
              Retail A Shares                                  382,324                -                 -                 382,324
              Trust Shares / Shares                             24,239          388,519          (388,519) (a)             24,239
              BKB Shares                                             -                -           163,966  (a)            163,966
        Shareholder Services Fee
              Retail A Shares                                  590,338                -                 -                 590,338
              Trust Shares / Shares                                  -          399,094          (399,094) (a)                  -
              BKB Shares                                             -                -           367,164  (a)            367,164

                                                     -----------------------------------------------------------------------------
              Total Expenses Before Waivers/
                Reimbursements                               6,240,766        2,805,003          (578,131)              8,467,638

Less Waiver/Reimbursements
        Fund Level Waivers                                           -         (210,739)          210,739  (c)                  -
        Class Specific Waivers/Reimbursements
              Retail A Shares                                        -                -                 -                       -
              Trust Shares / Shares                                  -                -                 -                       -
              BKB Shares                                             -                -                 -                       -
                                                     -----------------------------------------------------------------------------
                   Total Waivers/Reimbursements                      -         (210,739)          210,739                       -

                                                     -----------------------------------------------------------------------------
        Net Expenses                                         6,240,766        2,594,264          (367,392)              8,467,638
                                                     -----------------------------------------------------------------------------

Net Investment Income                                       42,909,407       17,143,093           367,392              60,419,892
                                                     -----------------------------------------------------------------------------

Net Realized Gain on Investments                                10,820            5,293                 -                  16,113
                                                     -----------------------------------------------------------------------------

Net Increase in Net Assets Resulting from Operations      $ 42,920,227     $ 17,148,386         $ 367,392            $ 60,436,005
                                                     =============================================================================


(a)     Reflects adjustment to the acquiring fund contractual fee level.
(b)     Reflects expected savings when the two funds become one.
(c) Reflects adjustment to the acquiring fund's voluntary expense limitation.



                   See Notes to Pro Forma Financial Statements

                           Galaxy U.S. Treasury Fund
                   Boston 1784 U.S. Treasury Money Market Fund
          Notes to Pro Forma Combining Financial Statements (unaudited)


1.       Basis of Combination

The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. As of October 31, 1999, the Trust offered twenty-nine managed investment portfolios. The unaudited Pro Forma Combining Portfolio of Investments and the unaudited Pro Forma Statement of Assets and Liabilities assumes the exchange described in the next paragraph occurred as of October 31, 1999 and the unaudited Pro Forma Combining Statement of Operations assumes the exchange occurred as of November 1, 1998. These statements have been derived from books and records utilized in calculating the net asset value of each fund at October 31, 1999 and for the twelve-month period then ended.

The pro forma statements give effect to the proposed transfer of substantially all of the assets and stated liabilities of the Boston 1784 U.S. Treasury Money Market Fund in exchange for Trust and BKB shares of Galaxy U.S. Treasury Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Boston 1784 U.S. Treasury Money Market Fund for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization.

The unaudited Pro Forma Combining Financial Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

For the twelve-month period ended October 31, 1999, the Galaxy U.S. Treasury Fund's investment advisory fee was computed based on the annual rate of 0.40% of the first $750 million of its average daily net assets plus 0.35% of the net asset in excess of $750 million. The administration fee was computed based on the annual rate of 0.09% of the first $2.5 billion of the Trust's combined average daily net assets, 0.085% of the next $2.5 billion, 0.075% of the next $7 billion, 0.065% of the next $3 billion, 0.06% of the next $3 billion, and 0.0575% of the combined average daily net assets in excess of $18 billion, and was allocated to each fund based on the relative net assets of the Trust.

The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A, BKB and Trust Shares of the funds to compensate certain institutions providing administrative and support services to their customers who own such shares. Currently, the Services Plan has not been implemented for the Trust shares. Under the Services Plan, aggregate payments may not exceed 0.25% of the average daily net assets of Retail A or BKB shareholders who are customers of such institutions. Currently, the Trust, under the direction of the Board of Trustees, is limiting such payments to 0.10% of the average daily net asset of Retail A or BKB shareholders who are customers of such institutions.


2.       Portfolio Valuation

The Galaxy U.S. Treasury Fund values its securities utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Boston 1784 U.S. Treasury Money Market Fund utilizes the same method for determining portfolio valuation.

                            Galaxy U.S. Treasury Fund
                   Boston 1784 U.S. Treasury Money Market Fund
    Notes to Pro Forma Combining Financial Statements (unaudited) (continued)

3.       Capital Shares

The pro forma net asset value per share assumes the issuance of additional shares of the Galaxy U.S. Treasury Fund that would have been issued at October 31, 1999 in connection with the proposed reorganization. The pro forma number of shares outstanding of 1,448,997,535 consists of 405,158,651 shares assumed issued in the reorganization plus 1,043,838,884 shares of the Galaxy U.S. Treasury Fund at October 31, 1999.

                           GALAXY SHORT-TERM BOND FUND
                       BOSTON 1784 SHORT-TERM INCOME FUND
            PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                OCTOBER 31, 1999

                 PAR VALUE                    DESCRIPTION                                           VALUE (NOTE 2)
------------------------------------------------------------------------------------------------------------------------------------
   GALAXY     BOSTON 1784     PRO FORMA                                                      GALAXY     BOSTON 1784
 SHORT-TERM    SHORT-TERM      COMBINED                                                    SHORT-TERM   SHORT-TERM      PRO FORMA
  BOND FUND   INCOME FUND                                                                   BOND FUND   INCOME FUND      COMBINED
------------------------------------------------------------------------------------------------------------------------------------

                CORPORATE NOTES AND BONDS - 42.34%

                                              FINANCE - 18.36%
$        -   $ 5,000,000   $ 5,000,000        Aristar, Inc.
                                              6.00%, 05/15/02                             $         -   $ 4,888,115   $ 4,888,115
         -     5,000,000     5,000,000        BankAmerica Capital III (C)
                                              6.75%, 01/15/27                                       -     4,660,710     4,660,710
 2,000,000             -     2,000,000        Caterpillar Financial Services Corp., MTN
                                              5.47%, 09/12/01                               1,960,000                   1,960,000
         -     4,000,000     4,000,000        CIT Group, Inc., MTN
                                              6.50%, 06/14/02                                       -     3,965,000     3,965,000
         -       780,000       780,000        Equitable Cos, Inc.
                                              6.75%, 12/01/00                                       -       785,109       785,109
         -     5,000,000     5,000,000        Finova Capital Corp.
                                              6.50%, 07/28/02                                       -     4,931,250     4,931,250
 1,600,000                   1,600,000        General Electric Capital Corp.
                                              Series A, MTN
                                              6.33%, 09/17/01                               1,598,000             -     1,598,000
   770,000             -       770,000        General Electric Capital Corp., MTN
                                              6.81%, 11/03/03                                 772,926             -       772,926
         -     5,000,000     5,000,000        Heller Financial, Inc.
                                              6.46%, 10/27/00                                       -     5,025,800     5,025,800
         -     2,500,000     2,500,000        Nationsbank Capital Trust III (C)
                                              6.73%, 01/15/27                                       -     2,450,025     2,450,025
         -     5,000,000     5,000,000        Salomon Smith Barney Holdings
                                              7.50%, 05/01/02                                       -     5,068,750     5,068,750
 1,500,000             -     1,500,000        Wells Fargo Company, (C)
                                              5.71%, 10/31/01                               1,500,015             -     1,500,015
                                                                                        ------------------------------------------
                                                                                            5,830,941    31,774,759    37,605,700
                                                                                        ------------------------------------------
                                              AUTOMOBILE FINANCE - 11.32%

 1,000,000             -     1,000,000        Associates Corp. of North America
                                              Senior Note
                                              5.50%, 02/15/02                                 975,000             -       975,000
         -     5,000,000     5,000,000        Associates Corp. of North America
                                              Senior Note
                                              5.75%, 11/01/03                                       -     4,781,250     4,781,250
 1,250,000             -     1,250,000        Ford Motor Credit Co.
                                              6.85%, 08/15/00                               1,256,051             -     1,256,051
   250,000             -       250,000        Ford Motor Credit Co.
                                              6.25%, 11/08/00                                 249,778             -       249,778
 1,200,000             -     1,200,000        Ford Motor Credit Co.
                                              5.75%, 01/25/01                               1,191,000             -     1,191,000
   500,000             -       500,000        Ford Motor Credit Co.
                                              7.00%, 09/25/01                                 503,750             -       503,750
         -     5,000,000     5,000,000        Ford Motor Credit Co.
                                              6.00%, 01/14/03                                       -     4,875,000     4,875,000
   500,000             -       500,000        General Motors Acceptance Corp.
                                              5.63%, 02/15/01                                 495,000             -       495,000
         -     2,000,000     2,000,000        General Motors Acceptance Corp.
                                              7.88%, 03/07/01                                       -     2,032,500     2,032,500
 2,000,000             -     2,000,000        General Motors Acceptance Corp.
                                              7.13%, 05/01/01                               2,017,500             -     2,017,500
         -     5,000,000     5,000,000        General Motors Acceptance Corp., MTN
                                              5.48%, 12/16/02                                       -     4,812,500     4,812,500
                                                                                        ------------------------------------------
                                                                                            6,688,079    16,501,250    23,189,329
                                                                                        ------------------------------------------
                                              INDUSTRIAL - 5.47%

         -     5,000,000     5,000,000        McKesson Corp.
                                              6.60%, 03/01/00                                       -     5,006,250     5,006,250
 1,000,000             -     1,000,000        Pepsi Bottling Holdings, Inc.
                                              5.38%, 02/17/04 (A)                             942,500             -       942,500
         -     5,000,000     5,000,000        Praxair, Inc.
                                              6.70%, 04/15/01                                       -     4,968,750     4,968,750



   300,000             -       300,000        Xerox Corp.
                                              5.50%, 11/15/03                                 285,750             -       285,750
                                                                                        ------------------------------------------
                                                                                            1,228,250     9,975,000    11,203,250
                                                                                        ------------------------------------------
                                              CONSUMER CYCLICALS - 4.86%

         -     5,000,000     5,000,000        Campbell Soup Co.
                                              6.15%, 12/01/02                                       -     4,975,000     4,975,000
         -     5,000,000     5,000,000        Wal-Mart Stores, Inc.
                                              6.15%, 08/10/01                                       -     4,975,000     4,975,000
                                                                                        ------------------------------------------
                                                                                                    -     9,950,000     9,950,000
                                                                                        ------------------------------------------
                                              TECHNOLOGY - 0.97%

2,000,000             -     2,000,000         International Business
                                              Machines Corp., MTN
                                              5.80%, 05/15/01                               1,985,000             -     1,985,000
                                                                                        ------------------------------------------

                                              TRANSPORTATION - 0.89%

 1,820,000             -     1,820,000        Norfolk Southern Corp.
                                              6.70%, 05/01/00                               1,826,825             -     1,826,825
                                                                                        ------------------------------------------

                                              UTILITIES - 0.47%

 1,000,000             -     1,000,000        Sprint Capital Corp.
                                              5.88%, 05/01/04                               961,250             -       961,250
                                                                                        ------------------------------------------

                                              TOTAL CORPORATE NOTES AND BONDS              18,520,345    68,201,009    86,721,354
                                                                                        ------------------------------------------

                 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 24.46%

                                              U.S. TREASURY NOTES - 11.82%


         -     4,000,000     4,000,000        7.75%, 11/30/99                                       -     4,009,280     4,009,280
         -     1,200,000     1,200,000        7.13%, 02/29/00                                       -     1,207,428     1,207,428
         -     6,000,000     6,000,000        6.38%, 09/30/01                                       -     6,057,960     6,057,960
 2,125,000             -     2,125,000        6.25%, 10/31/01                               2,142,786             -     2,142,786
         -     2,000,000     2,000,000        6.25%, 01/31/02                                       -     2,015,960     2,015,960
         -     2,000,000     2,000,000        6.63%, 03/31/02                                       -     2,032,920     2,032,920
 1,000,000             -     1,000,000        5.88%, 09/30/02                               1,000,070             -     1,000,070
         -     2,000,000     2,000,000        5.50%, 03/31/03                                       -     1,972,440     1,972,440
   500,000             -       500,000        4.25%, 11/15/03                                 469,700             -       469,700
 1,200,000             -     1,200,000        6.00%, 08/15/04                               1,203,324             -     1,203,324
         -     2,000,000     2,000,000        7.25%, 08/15/04                                       -     2,098,640     2,098,640
                                                                                        ------------------------------------------
                                                                                            4,815,880    19,394,628    24,210,508
                                                                                        ------------------------------------------
                                              FEDERAL HOME LOAN BANK - 4.09%

 1,000,000             -     1,000,000        5.63%, 03/19/01                                 994,100             -       994,100
 2,000,000             -     2,000,000        6.23%, 09/19/01                               1,999,680             -     1,999,680
         -     5,500,000     5,500,000        5.25%, 04/25/02                                       -     5,375,205     5,375,205
                                                                                        ------------------------------------------
                                                                                            2,993,780     5,375,205     8,368,985
                                                                                        ------------------------------------------
                                              FEDERAL HOME LOAN
                                              MORTGAGE CORPORATION - 3.88%


  1,059,133             -     1,059,133   5.50%, 08/01/00, Pool # M80285                    1,053,933             -     1,053,933
         -     5,000,000     5,000,000   5.00%, 02/15/01                                            -     4,937,150     4,937,150
         -       120,579       120,579   8.00%, 01/01/02, Pool # 200064                             -       122,575       122,575
 1,000,000             -     1,000,000   6.25%, 07/15/04                                      992,500             -       992,500
   103,018             -       103,018   7.00%, 05/01/19, Pool # D29158                       103,572             -       103,572
   745,138             -       745,138   6.50%, 11/15/23, Pool # 002008                       738,149             -       738,149
                                                                                        ------------------------------------------

                                                                                            2,888,154     5,059,725     7,947,879
                                                                                        ------------------------------------------
                                              FEDERAL NATIONAL
                                              MORTGAGE ASSOCIATION - 1.96%


         -     2,000,000     2,000,000   5.75%, 04/15/03                                            -     1,964,420     1,964,420
         -       371,961       371,961   8.95%, 05/25/03                                            -       380,356       380,356
   797,869             -       797,869   6.50%, 03/01/12, Pool # 313409                       784,066             -       784,066
   920,101             -       920,101   6.00%, 01/01/14, Pool # 482523                       885,597             -       885,597
                                                                                        ------------------------------------------
                                                                                            1,669,663     2,344,776     4,014,439
                                                                                        ------------------------------------------
                                              GOVERNMENT NATIONAL
                                              MORTGAGE ASSOCIATION - 1.74%


 1,421,991             -     1,421,991   6.50%, 09/15/13, Pool # 476201                     1,396,652             -     1,396,652
   893,628             -       893,628   7.00%, 11/15/13, Pool # 780921                       896,693             -       896,693
   234,235             -       234,235   7.00%, 04/15/29, Pool # 458548                       229,768             -       229,768
   982,495             -       982,495   7.00%, 04/15/29, Pool # 458549                       963,759             -       963,759



    83,701             -        83,701   7.00%, 05/15/29, Pool # 483358                        82,102             -        82,102
                                                                                        ------------------------------------------
                                                                                            3,568,974             -     3,568,974
                                                                                        ------------------------------------------
                                              FEDERAL FARM CREDIT BANK - 0.97%


 2,000,000             -     2,000,000   6.10%, 09/24/01, MTN                               1,995,320             -     1,995,320
                                                                                        ------------------------------------------
                                              TOTAL U.S. GOVERNMENT
                                              AND AGENCY OBLIGATIONS
                                                                                           17,931,771    32,174,334    50,106,105
                                                                                        ------------------------------------------

                 ASSET- BACKED AND MORTGAGED-BACKED SECURITIES - 20.69%

         -     5,000,000     5,000,000        Auto Leasing Investors
                                              Series 1997, Class A-2
                                              5.93%, 08/14/00                                       -     4,992,150     4,992,150
         -     5,500,000     5,500,000        BankAmerica Manufactured Housing Contract Trust
                                              Series 1997-2, Class A5
                                              6.39%, 12/10/12                                       -     5,466,560     5,466,560
         -       552,035       552,035        Centrex Auto Trust
                                              Series 1996-A
                                              6.75%, 10/15/04                                       -       556,241       556,241
 4,000,000                   4,000,000        Chemical Master Credit Card Trust I
                                              Series 1995-2, Class A
                                              6.23%, 06/15/03                               3,997,480             -     3,997,480
         -       181,791       181,791        CIT RV Owners Trust
                                              Series 1995A, Class A
                                              6.25%, 01/15/11                                       -       181,829       181,829
         -     5,000,000     5,000,000        Citibank Credit Card Master Trust I
                                              Series 1999-1, Class A
                                              5.50%, 02/15/06                                       -     4,770,000     4,770,000
         -     2,000,000     2,000,000        Crown Home Equity Loan Trust
                                              Series 1996-1, Class A3
                                              6.81%, 06/25/11                                       -     1,947,200     1,947,200
 1,500,000             -     1,500,000        Discover Card Master Trust I
                                              Series 1999-1, Class A
                                              5.30%, 08/15/04                               1,455,930             -     1,455,930
         -       592,840       592,840        Federal Deposit Insurance Corp.
                                              REMIC, Series 1996-C1, Class 1A, CMO
                                              6.75%, 05/25/26                                       -       587,789       587,789
         -       504,858       504,858        Fleetwood Credit Grantor Trust
                                              Series 1995-B, Class A
                                              6.55%, 05/16/11                                       -       502,798       502,798
   975,000             -       975,000        Ford Credit Auto Owner Trust
                                              Series 1999-D, Class A3
                                              6.20%, 04/15/02                                 973,781             -       973,781
         -       203,852       203,852        Green Tree Recreational, Equipment
                                              & Consumer Trust
                                              Series 1996-A, Class A1
                                              5.55%, 02/15/18                                       -       202,674       202,674
 1,000,000             -     1,000,000        MBNA Master Credit Card Trust II
                                              Series1995-F, Class A
                                              6.60%, 01/15/03                               1,002,500             -     1,002,500
 1,433,003             -     1,433,003        Norwest Asset Securities Corp.
                                              Series 1997-17, Class A1, CMO
                                              6.75%, 11/25/27                               1,431,212                   1,431,212
         -     5,000,000     5,000,000        PNC Student Loan Trust I
                                              Series 1997-2, Class A5
                                              6.53%, 01/25/03                                       -     4,940,250     4,940,250
         -        56,646        56,646        Prudential Home Mortgage Securities
                                              Series 1993-31, Class A7, CMO
                                              6.00%, 08/25/00                                       -        56,422        56,422
 1,096,874             -     1,096,874        Prudential Home Mortgage Securities
                                              Series 1996-7, Class A-1, CMO
                                              6.75%, 06/25/11                               1,094,132             -     1,094,132
   763,262             -       763,262        Prudential Home Mortgage Securities
                                              Series 1993-38, Class A3, CMO
                                              6.15%, 09/25/23                                 750,615             -       750,615
         -       153,430       153,430        Reliance Auto Receivables Corp.
                                              Series 1996-A, Class A
                                              6.10%, 07/15/02                                       -       153,440       153,440
 1,031,250             -     1,031,250        Ryland Mortgage Securities Corp.
                                              Series 1993-3, Class A, CMO
                                              6.71%, 08/25/08                               1,028,672             -     1,028,672
   250,000             -       250,000        Sears Credit Account Master Trust
                                              Series 1996-2, Class A
                                              6.50%, 10/15/03                                 250,000             -       250,000



         -     1,000,000     1,000,000        Sears Credit Account Master Trust
                                              Series 1996-4, Class A
                                              6.45%, 10/16/06                                       -       997,810       997,810
         -        36,429        36,429        University Support Services, Inc. (C)
                                              Series 1993-A, Class B
                                              8.87%, 08/20/08                                       -        36,793        36,793
         -     5,000,000     5,000,000        WFS Financial Owner Trust
                                              Series 1997-C, Class A4
                                              6.15%, 09/20/02                                             5,003,800     5,003,800

                                              TOTAL ASSET-BACKED AND
                                                                                        ------------------------------------------
                                              MORTGAGE-BACKED SECURITIES                   11,984,322    30,395,756    42,380,078
                                                                                        ------------------------------------------

           MUNICIPAL BONDS - 3.76%

         -     4,000,000     4,000,000        Carondelet Health System
                                              Daniel Freeman Hospitals
                                              6.25%, 07/01/001
                                              Insured: MBIA                                         -     3,985,000     3,985,000
         -     2,500,000     2,500,000        New York State Dormitory Authority
                                              Pension Obligation
                                              6.55%, 04/01/00                                       -     2,498,400     2,498,400
         -     1,235,000     1,235,000        Pennsylvania State Housing Financing Agency
                                              Single Family Mortgage, Series 52-C
                                              7.00%, 10/01/06
                                              Insured: FHA                                          -     1,228,825     1,228,825

                                                                                        ------------------------------------------
                                              TOTAL MUNICIPAL BONDS                                 -     7,712,225     7,712,225
                                                                                        ------------------------------------------

           COMMERCIAL PAPER (B) - 0.49%

 1,000,000             -     1,000,000        BMW US Capital Corp.
                                              5.29%, 11/26/99                                 996,333             -       996,333

                                                                                        ------------------------------------------
                                              TOTAL COMMERCIAL PAPER                          996,333             -       996,333
                                                                                        ------------------------------------------

           REPURCHASE AGREEMENT - 7.51%

                                              Repurchase Agreement with:
 6,805,000             -     6,805,000        Chase Manhattan Bank
                                              5.20%, 11/01/99, dated 10/29/99               6,805,000             -     6,805,000
               8,578,845     8,578,845        Lehman Brothers
                                              5.18%, 11/01/99, dated 10/29/99                       -     8,578,845     8,578,845

                                                                                        ------------------------------------------
                                              TOTAL REPURCHASE AGREEMENT                    6,805,000     8,578,845    15,383,845
                                                                                        ------------------------------------------

           TOTAL INVESTMENTS - 99.25%
             (Cost $56,802,042, $148,776,981, and $205,579,023)
                                                                                           56,237,771   147,062,169   203,299,940
                                                                                        ==========================================
           NET OTHER ASSETS AND
           LIABILITIES - 0.75%                                                                665,307       874,145     1,539,452
                                                                                        ==========================================
           NET ASSETS - 100.00%                                                         $  56,903,078  $147,936,314  $204,839,392
                                                                                        ==========================================

(A) -- Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not beresold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1999, these securities amounted to $942,500 or 0.46% of net assets.
(B) -- Discount yield at time of purchase.
(C) -- Floating rate note. Interest Rate Shown reflects rate in effect at October 31, 1999.
CMO -- Collateralized Mortgage Obligation
FHA -- Federal Housing Authority
MBIA -- Municipal Bond Insurance Association
MTN -- Medium Term Note
REMIC -- Real Estate Mortgage Investment Conduit

                   See Notes to Pro Forma Financial Statements

                           GALAXY SHORT-TERM BOND FUND
                       BOSTON 1784 SHORT-TERM INCOME FUND
       PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                                OCTOBER 31, 1999

                                                                           GALAXY          BOSTON 1784                  PRO FORMA
                                                                         SHORT-TERM         SHORT-TERM    PRO FORMA      COMBINED
                                                                         BOND FUND         INCOME FUND  ADJUSTMENTS      (NOTE 1)
                                                                       -------------------------------------------------------------
ASSETS:
    Investments
          Investments at cost                                          $ 49,997,042     $  140,198,136  $         - $ 190,195,178
          Repurchase agreements                                           6,805,000          8,578,845            -    15,383,845
          Net unrealized (depreciation)                                    (564,271)        (1,714,812)           -    (2,279,083)
                                                                       -------------------------------------------------------------
                Total Investments at Value                               56,237,771        147,062,169            -   203,299,940

    Receivable for investments sold                                       1,100,890                  -            -     1,100,890
    Receivable for shares sold                                              190,590                  -            -       190,590
    Interest and dividends receivable                                       582,081          1,699,776            -     2,281,857
                                                                       -------------------------------------------------------------
                Total Assets                                             58,111,332        148,761,945            -   206,873,277

LIABILITIES:
    Dividends payable                                                       245,054            685,056            -       930,110
    Payable for investments purchased                                       869,810                  -            -       869,810
    Payable for shares redeemed                                              16,730                  -            -        16,730
    Advisory fee payable                                                     26,462             63,224            -        89,686
    Payable to Fleet affiliates                                               8,388                  -            -         8,388
    Administration fee payable                                               15,764              8,237            -        24,001
    Trustees' fees and expenses payable                                       2,943                300            -         3,243
    Payable to Custodian                                                      5,597             34,111            -        39,708
    Accrued expenses and other payables                                      17,506             34,703            -        52,209
                                                                       -------------------------------------------------------------
                Total Liabilities                                         1,208,254            825,631            -     2,033,885

NET ASSETS                                                             $ 56,903,078     $  147,936,314  $         - $ 204,839,392
                                                                      ==============================================================

NET ASSETS CONSISTS OF:
    Paid-in capital                                                    $ 63,130,207     $  161,614,261  $         - $ 224,744,468
    Undistributed (overdistributed) net investment income                   201,761               (966)           -       200,795
    Accumulated net realized (loss) on investments sold                  (5,864,619)       (11,962,169)           -   (17,826,788)
    Net unrealized (depreciation) of investments                           (564,271)        (1,714,812)           -    (2,279,083)
                                                                       -------------------------------------------------------------
TOTAL NET ASSETS                                                       $ 56,903,078     $  147,936,314  $         - $ 204,839,392
                                                                       =============================================================

Net Assets by Class:
    Retail A Shares                                                    $ 24,652,827          N/A            N/A     $  24,652,827
                                                                 ===================================================================
    Retail B Shares                                                         812,314          N/A            N/A           812,314
                                                                 ===================================================================
    Trust Shares / Shares                                                31,437,937        147,936,314  (26,184,728)  153,189,523
                                                                 ===================================================================
    BKB Shares                                                               N/A             N/A         26,184,728    26,184,728
                                                                 ===================================================================

Shares of beneficial interest outstanding:
    Retail A Shares                                                       2,499,555          N/A                  -     2,499,555
                                                                 ===================================================================
    Retail B Shares                                                          82,355          N/A                  -     82,355
                                                                 ===================================================================
    Trust Shares / Shares                                                 3,187,772         14,884,495   (2,536,464)   15,535,803
                                                                 ===================================================================
    BKB Shares                                                               N/A            N/A           2,655,652     2,655,652
                                                                 ===================================================================


Net Asset Value, Retail A Shares                                       $       9.86         N/A                     $        9.86
                                                                 ===================================================================
Net Asset Value, Retail B Shares                                       $       9.86         N/A                     $        9.86
                                                                 ===================================================================
Net Asset Value, Trust Shares / Shares                                 $       9.86     $       9.94                $        9.86
                                                                 ===================================================================
Net Asset Value, BKB Shares                                                  N/A            N/A                     $        9.86
                                                                 ===================================================================

                  See Notes to Pro Forma Financial Statements

                                                                         GALAXY SHORT-TERM BOND FUND

                                                                        BOSTON 1784 SHORT-TERM INCOME FUND
                                                             PRO FORMA COMBINING STATEMENT OF OPERATIONS (unaudited)
                                                                                 OCTOBER 31, 1999


                                                                           GALAXY          BOSTON 1784                  PRO FORMA
                                                                         SHORT-TERM         SHORT-TERM    PRO FORMA      COMBINED
                                                                         BOND FUND         INCOME FUND  ADJUSTMENTS      (NOTE 1)
                                                                       -------------------------------------------------------------
Investment Income:
    Interest Income                                                    $  3,628,243     $   10,020,625  $        -    $  13,648,868
                                                                       -------------------------------------------------------------
          Total Investment Income                                         3,628,243         10,020,625           -       13,648,868
                                                                       -------------------------------------------------------------


Expenses:
    Investment Advisory Fees                                                457,152            847,756     423,613 (a)    1,728,521
    Administrative Fees                                                      45,886            111,813         790 (a)      158,489
    Custodian Fee                                                            21,969              8,868      (4,000)(b)       26,837
    Fund Accounting Fee                                                      45,674              1,672      18,450 (a)       65,796
    Professional Fees                                                        16,519             13,615      (9,423)(b)       20,711
    Trustee Fees                                                              1,832              4,859           -            6,691
    Reports to Shareholders                                                   9,774             10,286           -           20,060
    Miscellaneous Expenses                                                   34,248              5,897           -           40,145
                                                                       -------------------------------------------------------------
          Subtotal                                                          633,054          1,004,766     429,430         2,067,250

    Transfer Agent Fee
          Retail A Shares                                                    29,872                  -           -           29,872
          Retail B Shares                                                     2,168                  -           -            2,168
          Trust Shares / Shares                                               5,640             70,201      45,229 (a)      121,070
          BKB Shares                                                              -                  -      19,241 (a)       19,241
    Shareholder Services Fee & 12B-1 Fee
          Retail A Shares                                                    37,626                  -           -           37,626
          Retail B Shares                                                     6,900                  -           -            6,900
          Trust Shares / Shares                                                   -            423,872    (423,872)(a)            -
          BKB Shares                                                              -                  -      45,015 (a)       45,015

                                                                       -------------------------------------------------------------
          Total Expenses before reimbursement/waiver                        715,260          1,498,839     115,043        2,329,142

Less Waiver/Reimbursements
    Fund Level Waivers                                                     (121,931)                 -    (339,008)(c)     (460,939)
    Class Specific Waivers/Reimbursements
          Retail A Shares                                                         -                  -           -                 -
          Retail B Shares                                                      (786)                 -           -             (786)
          Trust Shares / Shares                                                   -           (423,872)    423,872 (c)            -
          BKB Shares                                                              -                  -     (45,015)(c)      (45,015)
                                                                       -------------------------------------------------------------
          Total Waivers/Reimbursements                                     (122,717)          (423,872)     39,849         (506,740)

    Net Expenses                                                            592,543          1,074,967     154,892        1,822,402
                                                                       -------------------------------------------------------------

Net Investment Income                                                     3,035,700          8,945,658    (154,892)      11,826,466
                                                                       -------------------------------------------------------------

Net Realized Gain on Investments                                             51,351             89,126           -          140,477
Net Change in Unrealized (Depreciation) on Investments                   (1,554,809)        (4,612,795)          -       (6,167,604)
                                                                       -------------------------------------------------------------

Net Realized and Unrealized (Loss) on Investments                        (1,503,458)        (4,523,669)          -       (6,027,127)
                                                                       -------------------------------------------------------------

Net Increase in Net Assets Resulting from Operations                   $  1,532,242     $    4,421,989  $ (154,892)    $   5,799,339
                                                                       =============================================================


(a)  Reflects adjustment to the acquiring fund contractual fee level.
(b)  Reflects expected savings when the two funds become one.
(c)  Reflects adjustment to the acquiring fund's voluntary expense limitation.


                  See Notes to Pro Forma Financial Statements

                           Galaxy Short-Term Bond Fund
                       Boston 1784 Short-Term Income Fund
          Notes to Pro Forma Combining Financial Statements (unaudited)


1.       Basis of Combination

The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. As of October 31, 1999, the Trust offered twenty-nine managed investment portfolios. The unaudited Pro Forma Combining Portfolio of Investments and the unaudited Pro Forma Statement of Assets and Liabilities assumes the exchange described in the next paragraph occurred as of October 31, 1999 and the unaudited Pro Forma Combining Statement of Operations assumes the exchange occurred as of November 1, 1998. These statements have been derived from books and records utilized in calculating the net asset value of each fund at October 31, 1999 and for the twelve-month period then ended.

The pro forma statements give effect to the proposed transfer of substantially all of the assets and stated liabilities of the Boston 1784 Short-Term Income Fund in exchange for Trust and BKB shares of Galaxy Short-Term Bond Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Boston 1784 Short-Term Income Fund for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization.

The unaudited Pro Forma Combining Financial Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

For the twelve-month period ended October 31, 1999, the Galaxy Short-Term Bond Fund's investment advisory fee was computed based on the annual rate of 0.75% of its average daily net assets. The administration fee was computed based on the annual rate of 0.09% of the first $2.5 billion of the Trust's combined average daily net assets, 0.085% of the next $2.5 billion, 0.075% of the next $7 billion, 0.065% of the next $3 billion, 0.06% of the next $3 billion, and 0.0575% of the combined average daily net assets in excess of $18 billion, and was allocated to each fund based on the relative net assets of the Trust.

The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A, BKB and Trust Shares of the funds to compensate certain institutions providing administrative and support services to their customers who own such shares. Currently, the Services Plan has not been implemented for the Trust shares. Under the Services Plan, aggregate payments may not exceed 0.30% of the average daily net assets of Retail A or BKB shareholders who are customers of such institutions. Currently, the Trust, under the direction of the Board of Trustees, is limiting such payments to 0.15% of the average daily net asset of Retail A or BKB shareholders who are customers of such institutions.

The Trust has adopted a distribution and services plan (the "12b-1 Plan") with respect to Retail B shares of the fund. Payments to the Distributor or others for distribution services (those primarily intended to result in the sale of Retail B shares) may not exceed 0.65% of the average daily net assets of Retail B shares. Payments to institutions providing services to their customers owning Retail B shares for shareholder liaison and administrative support services may not exceed 0.15% and 0.15%, respectively, of the average daily net assets attributable to shareholders who are customers of such institutions. The Trust is currently limiting payments for shareholder liaison and administrative support to 0.15% of the average daily net assets attributable to shareholders that are customers of such institutions.

                           Galaxy Short-Term Bond Fund
                       Boston 1784 Short-Term Income Fund
    Notes to Pro Forma Combining Financial Statements (unaudited) (continued)


2.       Portfolio Valuation

The Galaxy Short-Term Bond Fund's investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees. When, in the judgement of the service, quoted bid prices are readily available and are representative of the bid side of the market, investments are valued at the mean between quoted bid and asked prices. Other investments are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type; indications as to values from dealers and general market conditions. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximated fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Boston 1784 Short-Term Income Fund uses similar rules for determining portfolio valuation.

3.       Capital Shares

The pro forma net asset value per share assumes the issuance of additional shares of the Galaxy Short-Term Bond Fund that would have been issued at October 31, 1999 in connection with the proposed reorganization. The pro forma number of shares outstanding of 20,773,365 consists of 15,003,683 shares assumed issued in the reorganization plus 5,769,682 shares of the Galaxy Short-Term Bond Fund at October 31, 1999.

                        GALAXY HIGH QUALITY BOND FUND
                             BOSTON 1784 INCOME FUND
            PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                OCTOBER 31, 1999

                    PAR VALUE                 DESCRIPTION                                                 VALUE (NOTE 2)
------------------------------------------------------------------------------------------------------------------------------------
       GALAXY                                                                              GALAXY HIGH
    HIGH QUALITY   BOSTON 1784    PRO FORMA                                                  QUALITY      BOSTON 1784     PRO FORMA
    BOND FUND      INCOME FUND    COMBINED                                                  BOND FUND     INCOME FUND     COMBINED
------------------------------------------------------------------------------------------------------------------------------------
          U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 34.95%

                                              U.S. TREASURY BONDS - 18.56%

   $ 4,450,000   $         -   $ 4,450,000    12.00%, 08/15/13                               $ 6,100,683   $         -   $ 6,100,683
     4,000,000             -     4,000,000    13.25%, 05/15/14                                 5,929,720             -     5,929,720
       700,000             -       700,000    7.50%, 11/15/16                                    772,212             -       772,212
     6,760,000             -     6,760,000    8.88%, 08/15/17                                  8,428,841             -     8,428,841
     3,550,000             -     3,550,000    9.00%, 11/15/18                                  4,506,619             -     4,506,619
             -     5,000,000     5,000,000    8.13%, 08/15/19                                          -     5,731,250     5,731,250
     5,500,000             -     5,500,000    8.75%, 05/15/20                                  6,884,460             -     6,884,460
     6,000,000     4,260,000    10,260,000    7.88%, 02/15/21                                  6,935,460     4,921,493    11,856,953
       200,000             -       200,000    8.13%, 05/15/21                                    237,120             -       237,120
     3,500,000             -     3,500,000    8.13%, 08/15/21                                  4,152,680             -     4,152,680
             -     8,750,000     8,750,000    8.00%, 11/15/21                                          -    10,270,138    10,270,138
             -       700,000       700,000    6.00%, 02/15/26                                          -       663,229       663,229
     5,975,000             -     5,975,000    6.38%, 08/15/27                                  5,947,276             -     5,947,276
     7,340,000             -     7,340,000    6.13%, 11/15/27                                  7,087,504             -     7,087,504
     4,250,000             -     4,250,000    5.50%, 08/15/28                                  3,774,723             -     3,774,723
     4,440,000    20,785,000    25,225,000    5.25%, 11/15/28                                  3,816,802    17,854,523    21,671,325
     6,895,000     4,050,000    10,945,000    5.25%, 02/15/29                                  5,973,000     3,505,883     9,478,883
     1,750,000             -     1,750,000    6.13%, 08/15/29                                  1,743,857             -     1,743,857
                                                                                           -----------------------------------------
                                                                                              72,290,957    42,946,516   115,237,473
                                                                                           -----------------------------------------

                                              U.S. TREASURY NOTES - 5.21%

             -     1,510,000     1,510,000    5.63%, 11/30/99                                          -     1,511,148     1,511,148
     5,000,000             -     5,000,000    6.63%, 06/30/01                                  5,064,750             -     5,064,750
       675,000     8,605,000     9,280,000    6.25%, 10/31/01                                    680,650     8,673,754     9,354,404
     2,000,000             -     2,000,000    7.50%, 11/15/01                                  2,063,620             -     2,063,620
     2,100,000             -     2,100,000    6.25%, 02/28/02                                  2,118,732             -     2,118,732
             -     1,000,000     1,000,000    5.50%, 02/28/03                                          -       986,790       986,790
             -        80,000        80,000    5.50%, 05/31/03                                          -        78,774        78,774
             -     1,030,000     1,030,000    5.75%, 08/15/03                                          -     1,021,616     1,021,616
     1,530,000             -     1,530,000    6.00%, 08/15/04                                  1,534,238             -     1,534,238
             -     2,215,000     2,215,000    7.00%, 07/15/06                                          -     2,311,773     2,311,773
       600,000             -       600,000    5.63%, 05/15/08                                    578,910             -       578,910
       755,000     3,000,000     3,755,000    6.00%, 08/15/09                                    754,358     2,995,560     3,749,918
             -     2,000,000     2,000,000    6.13%, 08/15/29                                          -     1,991,720     1,991,720
                                                                                           -----------------------------------------
                                                                                              12,795,258    19,571,135    32,366,393
                                                                                           -----------------------------------------

                                              FEDERAL NATIONAL
                                              MORTGAGE ASSOCIATION - 4.50%

             -     4,000,000     4,000,000    0.00%, 08/15/01                                          -     3,597,956     3,597,956
             -       475,000       475,000    5.75%, 04/15/03                                          -       466,550       466,550
     3,000,000             -     3,000,000    8.50%, 02/01/05                                  3,017,430             -     3,017,430
             -    10,000,000    10,000,000    5.75%, 06/15/05                                          -     9,664,200     9,664,200
     3,199,000             -     3,199,000    6.38%, 06/15/09                                  3,123,600             -     3,123,600
     2,050,000             -     2,050,000    6.16%, 08/07/28                                  1,854,041             -     1,854,041
             -     5,700,000     5,700,000    6.25%, 05/15/29                                          -     5,244,000     5,244,000
             -     1,000,000     1,000,000    6.38%, 06/15/29                                          -       976,430       976,430
                                                                                           -----------------------------------------
                                                                                               7,995,071    19,949,136    27,944,207
                                                                                           -----------------------------------------

                      U.S. GOVERNMENT-BACKED BONDS - 2.05%

     2,000,000             -     2,000,000    Private Export Funding Corp., Series H
                                              6.45%, 09/30/04                                  1,987,500             -     1,987,500
     4,000,000             -     4,000,000    Private Export Funding Corp., Series B
                                              6.49%, 07/15/07                                  3,935,000             -     3,935,000
     1,800,000             -     1,800,000    A.I.D. State of Israel
                                              Series 7-A
                                              5.45%, 02/15/01                                  1,784,484             -     1,784,484
     5,000,000             -     5,000,000    A.I.D. Israel
                                              Series 8-C
                                              6.63%, 08/15/03                                  5,038,300             -     5,038,300
                                                                                           -----------------------------------------
                                                                                              12,745,284             -    12,745,284
                                                                                           -----------------------------------------

                                              FEDERAL HOME LOAN
                                              MORTGAGE CORPORATION - 1.86%

     1,000,000             -     1,000,000    6.25%, 07/15/04                                    992,500             -       992,500
             -     5,000,000     5,000,000    8.53%, 02/02/05                                          -     5,029,150     5,029,150
             -     3,500,000     3,500,000    5.75%, 03/15/09                                          -     3,263,750     3,263,750
     2,280,000             -     2,280,000    6.63%, 09/15/09                                  2,268,600             -     2,268,600
                                                                                           -----------------------------------------
                                                                                               3,261,100     8,292,900    11,554,000
                                                                                           -----------------------------------------

                                              FEDERAL HOME LOAN BANK - 1.70%

             -     4,000,000     4,000,000    5.25%, 04/25/02                                          -     3,909,240     3,909,240
             -     1,070,000     1,070,000    5.13%, 09/15/03                                          -     1,024,471     1,024,471
             -     6,000,000     6,000,000    5.80%, 09/02/08                                          -     5,647,380     5,647,380
                                                                                           -----------------------------------------
                                                                                                       -    10,581,091    10,581,091
                                                                                           -----------------------------------------

                                              U.S. TREASURY STRIP - 1.07%

     9,000,000             -     9,000,000    4.86%, 05/15/08 Interest only, (A) (B)           5,247,180             -     5,247,180
             -     5,000,000     5,000,000    0.00%, 02/15/19 (H)                                      -     1,423,650     1,423,650
                                                                                           -----------------------------------------
                                                                                               5,247,180     1,423,650     6,670,830
                                                                                           -----------------------------------------
                                              TOTAL U.S. GOVERNMENT
                                              AND AGENCY OBLIGATIONS                         114,334,850   102,764,428   217,099,278
                                                                                           -----------------------------------------

                CORPORATE NOTES AND BONDS - 30.77%

                                              CONSUMER CYCLICALS - 9.86%

     1,650,000             -     1,650,000    Coca-Cola Enterprises, Inc.
                                              7.13%, 08/01/17                                  1,592,250             -     1,592,250
     1,900,000             -     1,900,000    Colgate-Palmolive Co., Series C, MTN
                                              5.27%, 12/01/03                                  1,801,086             -     1,801,086
             -     5,000,000     5,000,000    DaimlerChrysler
                                              7.20%, 09/01/09                                          -     5,012,500     5,012,500
             -     6,395,000     6,395,000    Ford Motor Corp.
                                              7.38%, 10/28/09                                          -     6,458,950     6,458,950
             -     4,000,000     4,000,000    Fort James Corp.
                                              6.88%, 09/15/07                                          -     3,850,000     3,850,000
             -     3,600,000     3,600,000    Fortune Brands, Inc.
                                              6.25%, 04/01/08                                          -     3,433,500     3,433,500
     5,050,000             -     5,050,000    Hershey Foods Corp.
                                              7.20%, 08/15/27                                  4,949,000             -     4,949,000
     1,650,000             -     1,650,000    McDonald's Corp., MTN
                                              5.95%, 01/15/08                                  1,561,313             -     1,561,313
             -       700,000       700,000    McKesson Corp.
                                              6.30%, 03/01/05                                          -       644,875       644,875
     2,000,000             -     2,000,000    Minnesota Mining & Manufacturing Co.
                                              Debenture
                                              6.38%, 02/15/28                                  1,772,500             -     1,772,500
             -     2,195,000     2,195,000    News America, Inc.
                                              7.25%, 05/18/18                                          -     2,000,194     2,000,194
             -     3,500,000     3,500,000    Outdoor Systems
                                              8.88%, 06/15/07                                          -     3,570,000     3,570,000
     1,800,000             -     1,800,000    Pepsi Bottling Holdings, Inc.
                                              5.38%, 02/17/04 (D)                              1,696,500             -     1,696,500
       250,000             -       250,000    Procter & Gamble Co.
                                              8.50%, 08/10/09                                    279,063             -       279,063
     3,000,000             -     3,000,000    Sara Lee Corp., MTN
                                              7.40%, 03/22/02                                  3,048,750             -     3,048,750
             -     3,300,000     3,300,000    Staples, Inc.
                                              7.13%, 08/15/07                                          -     3,238,125     3,238,125
     3,000,000             -     3,000,000    Sysco Corp.
                                              7.00%, 05/01/06                                  3,007,500             -     3,007,500
     3,675,000             -     3,675,000    Sysco Corp.
                                              6.50%, 08/01/28                                  3,289,125             -     3,289,125
             -     4,965,000     4,965,000    Time Warner Entertainment Co.
                                              10.15%, 05/01/12                                         -     5,982,825     5,982,825
     1,450,000             -     1,450,000    Time Warner Entertainment Co.
                                              8.38%, 03/15/23                                  1,547,875             -     1,547,875
     2,500,000             -     2,500,000    Wal-Mart Stores, Inc.
                                              6.88%, 08/10/09                                  2,512,500             -     2,512,500
                                                                                           -----------------------------------------
                                                                                              27,057,462    34,190,969    61,248,431
                                                                                           -----------------------------------------

                                              FINANCE - 8.26%

             -       805,000       805,000    Aristar, Inc.
                                              7.25%, 06/15/06                                          -       788,900       788,900
     2,000,000             -     2,000,000    Associates Corp. of North America
                                              6.63%, 05/15/01                                  2,002,500             -     2,002,500
     2,000,000             -     2,000,000    Associates Corp. of North America, MTN
                                              7.40%, 05/03/02                                  2,027,500             -     2,027,500


     4,000,000             -     4,000,000    Bank One Milwaukee
                                              National Association, MTN
                                              6.35%, 03/19/01                                  4,000,000             -     4,000,000
     1,500,000             -     1,500,000    Caterpillar Financial Services Corp.
                                              Series F, MTN
                                              5.47%, 09/12/01                                  1,470,000             -     1,470,000
             -     3,000,000     3,000,000    Dime Bancorp, Inc.
                                              7.00%, 07/25/01                                          -     2,988,750     2,988,750
             -     5,000,000     5,000,000    First Security Corp.
                                              6.88%, 11/15/06                                          -     4,743,750     4,743,750
             -     6,000,000     6,000,000    First Union Corp.
                                              6.55%, 10/15/35                                          -     5,790,000     5,790,000
             -     3,525,000     3,525,000    First USA Bank
                                              7.65%, 08/01/03                                          -     3,586,688     3,586,688
     1,285,000             -     1,285,000    General Electric Capital Corp., MTN
                                              6.33%, 09/17/01                                  1,283,394             -     1,283,394
       250,000             -       250,000    General Electric Capital Corp.
                                              8.30%, 09/20/09                                    271,875             -       271,875
     1,165,000             -     1,165,000    Goldman Sachs Group
                                              6.65%, 05/15/09                                  1,109,663             -     1,109,663
             -     2,770,000     2,770,000    Heller Financial
                                              5.88%, 11/01/00                                          -     2,768,781     2,768,781
     2,000,000             -     2,000,000    Key Bank of North America
                                              7.13%, 08/15/06                                  1,972,500             -     1,972,500
             -     5,000,000     5,000,000    Morgan (JP), MTN
                                              6.00%, 01/15/09                                          -     4,556,250     4,556,250
     3,500,000             -     3,500,000    National Rural Utilities
                                              5.50%, 01/15/05                                  3,259,375             -     3,259,375
     1,025,000             -     1,025,000    National Rural Utilities Cooperative Finance Corp.
                                              6.20%, 02/01/08                                    969,906             -       969,906
     3,000,000             -     3,000,000    Suntrust Bank, Atlanta, MTN
                                              7.25%, 09/15/06                                  3,007,500             -     3,007,500
     1,300,000             -     1,300,000    Suntrust Bank of Central Florida, MTN
                                              6.90%, 07/01/07                                  1,285,375             -     1,285,375
             -     3,400,000     3,400,000    U.S. West Capital Corp.
                                              6.88%, 08/15/01                                          -     3,391,500     3,391,500
                                                                                           -----------------------------------------
                                                                                              22,659,588    28,614,619    51,274,207
                                                                                           -----------------------------------------

                                              UTILITIES - 6.92%

             -     3,300,000     3,300,000    AT&T Corp.
                                              6.00%, 03/15/09                                          -     3,052,500     3,052,500
             -       600,000       600,000    Cable & Wireless Communication
                                              6.63%, 03/06/05                                          -       602,250       602,250
       500,000             -       500,000    Emerson Electric Co.
                                              5.85%, 03/15/09                                    463,125             -       463,125
             -     3,380,000     3,380,000    Enron Oil & Gas
                                              6.00%, 12/15/08                                          -     3,071,700     3,071,700
     1,950,000             -     1,950,000    GTE Corp., Debenture
                                              6.46%, 04/15/08                                  1,869,563             -     1,869,563
     6,500,000             -     6,500,000    GTE Florida, Inc., Series A, Debenture
                                              6.31%, 12/15/02                                  6,418,750             -     6,418,750
             -     3,395,000     3,395,000    Hydro-Quebec (E)
                                              8.63%, 05/20/02                                          -     3,530,671     3,530,671
     3,000,000             -     3,000,000    MCI WorldCom, Inc.
                                              6.13%, 04/15/02                                  2,951,250             -     2,951,250
             -     3,940,000     3,940,000    National Rural Utilities
                                              5.75%, 11/01/08                                          -     3,590,325     3,590,325
     5,000,000             -     5,000,000    PacifiCorp, MTN
                                              6.38%, 05/15/08                                  4,750,000             -     4,750,000
     2,750,000             -     2,750,000    Potomac Electric Power Co.
                                              First Mortgage
                                              6.25%, 10/15/07                                  2,657,187             -     2,657,187
     1,000,000             -     1,000,000    Sprint Capital Corp.
                                              5.88%, 05/01/04                                    961,250             -       961,250
     2,250,000             -     2,250,000    Sprint Capital Corp.
                                              6.90%, 05/01/19                                  2,106,562             -     2,106,562
     1,500,000             -     1,500,000    Tele-Communications, Inc.
                                              7.25%, 08/01/05                                  1,509,375             -     1,509,375
     3,300,000             -     3,300,000    Telecom De Puerto Rico
                                              6.15%, 05/15/02 (D)                              3,238,926             -     3,238,926
     2,250,000             -     2,250,000    Telecom De Puerto Rico
                                              6.65%, 05/15/06 (D)                              2,174,062             -     2,174,062

                                                                                           -----------------------------------------
                                                                                              29,100,050    13,847,446    42,947,496
                                                                                           -----------------------------------------

                                              INDUSTRIAL - 3.26%

             -     5,070,000     5,070,000    Burlington North
                                              9.25%, 10/01/06                                          -     5,538,975     5,538,975
     2,000,000             -     2,000,000    Illinois Tool Works
                                              5.75%, 03/01/09                                  1,835,000             -     1,835,000
             -     2,750,000     2,750,000    Northrop Grumman Corp.
                                              7.00%, 03/01/06                                          -     2,667,500     2,667,500

             -     3,340,000     3,340,000    Trans-Canada Pipelines (G)

                                              9.13%, 04/20/06                                          -     3,603,025     3,603,025
             -     5,000,000     5,000,000    Weyerhauser Co.
                                              7.50%, 03/01/13                                          -     5,043,750     5,043,750
     1,650,000             -     1,650,000    Xerox Corp.
                                              5.50%, 11/15/03                                  1,571,625             -     1,571,625
                                                                                           -----------------------------------------
                                                                                               3,406,625    16,853,250    20,259,875
                                                                                           -----------------------------------------

                                              HEALTH CARE - 1.08%

       800,000             -       800,000    Abbott Laboratories
                                              6.40%, 12/01/06                                    787,000             -       787,000
             -     3,190,000     3,190,000    American Home Products
                                              7.70%, 02/15/00                                          -     3,205,950     3,205,950
     3,000,000             -     3,000,000    Becton Dickinson & Co., Debenture
                                              6.70%, 08/01/28                                  2,703,750             -     2,703,750
                                                                                           -----------------------------------------
                                                                                               3,490,750     3,205,950     6,696,700
                                                                                           -----------------------------------------

                                              AUTOMOBILE FINANCE - 0.56%


     3,500,000             -     3,500,000    Ford Motor Credit Co.

                                              6.70%, 07/16/04                                  3,465,000             -     3,465,000
                                                                                           -----------------------------------------

                                              TECHNOLOGY - 0.55%

     2,500,000             -     2,500,000    International Business Machines Corp.
                                              7.25%, 11/01/02                                  2,546,875             -     2,546,875
             -     1,000,000     1,000,000    Lucent Technologies
                                              5.50%, 11/15/08                                                  908,750       908,750
                                                                                           -----------------------------------------
                                                                                               2,546,875       908,750     3,455,625
                                                                                           -----------------------------------------

                                              ENERGY - 0.28%

             -     1,900,000     1,900,000    Atlantic Richfield
                                              5.90%, 04/15/09                                          -     1,745,625     1,745,625
                                                                                           -----------------------------------------

                                              TOTAL CORPORATE NOTES AND BONDS                 91,726,350    99,366,609   191,092,959
                                                                                           -----------------------------------------

                MORTGAGE-BACKED SECURITIES - 20.23%

                                              GOVERNMENT NATIONAL
                                              MORTGAGE ASSOCIATION - 9.46%

       246,675             -       246,675    6.50%, 03/15/13, Pool # 458165                     242,358             -       242,358
        75,943             -        75,943    6.50%, 03/15/13, Pool # 463723                      74,589             -        74,589
       250,340             -       250,340    6.50%, 04/15/13, Pool # 466013                     245,879             -       245,879
       279,576             -       279,576    6.50%, 04/15/13, Pool # 473476                     274,594             -       274,594
       300,284             -       300,284    6.50%, 05/15/13, Pool # 433742                     294,933             -       294,933
       136,908             -       136,908    6.50%, 05/15/13, Pool # 476292                     134,469             -       134,469
        46,926             -        46,926    6.50%, 10/15/13, Pool # 434026                      46,090             -        46,090
       341,920             -       341,920    6.50%, 10/15/13, Pool # 434017                     335,827             -       335,827
     1,971,733             -     1,971,733    6.50%, 10/15/13, Pool # 471586                   1,936,597             -     1,936,597
       382,752             -       382,752    6.50%, 10/15/13, Pool # 464249                     375,931             -       375,931
       126,581             -       126,581    6.50%, 10/15/13, Pool # 484576                     124,325             -       124,325
     1,108,232             -     1,108,232    6.50%, 11/15/13, Pool # 454228                   1,088,140             -     1,088,140
       770,765             -       770,765    6.50%, 11/15/13, Pool # 477529                     757,030             -       757,030
       824,926             -       824,926    6.50%, 11/15/13, Pool # 490795                     809,970             -       809,970
       922,537             -       922,537    6.63%, 07/20/22, Pool # 008022 (C)                 930,038             -       930,038
     1,351,881             -     1,351,881    7.00%, 11/15/22, Pool # 330551                   1,335,199             -     1,335,199
             -     1,128,389     1,128,389    7.00%, 10/15/23, Pool # 369348                           -     1,106,521     1,106,521
             -       108,388       108,388    8.00%, 06/15/25, Pool # 410041                           -       110,759       110,759
             -       208,283       208,283    8.00%, 10/15/25, Pool # 399781                           -       212,838       212,838
             -        78,657        78,657    8.00%, 01/15/26, Pool # 417061                           -        80,377        80,377
             -       109,653       109,653    8.00%, 02/15/26, Pool # 423487                           -       112,051       112,051
             -     2,578,601     2,578,601    7.50%, 04/15/26, Pool # 345614                           -     2,585,048     2,585,048
             -        43,700        43,700    8.00%, 05/15/26, Pool # 423253                           -        44,656        44,656
             -        91,356        91,356    8.00%, 05/15/26, Pool # 432681                           -        93,354        93,354
             -       374,106       374,106    8.00%, 06/15/26, Pool # 345638                           -       382,287       382,287
             -     4,550,469     4,550,469    7.00%, 06/15/26, Pool # 780518                           -     4,465,148     4,465,148
             -        50,380        50,380    7.50%, 02/15/27, Pool # 433448                           -        50,506        50,506
             -     1,018,961     1,018,961    8.00%, 03/15/27, Pool # 442009                           -     1,041,246     1,041,246
             -     8,472,818     8,472,818    6.50%, 05/15/28, Pool # 447920                           -     8,094,168     8,094,168
             -     9,427,143     9,427,143    6.50%, 06/15/28, Pool # 465536                           -     9,005,844     9,005,844
             -       977,119       977,119    6.50%, 06/15/28, Pool # 476350                           -       933,452       933,452
       969,745             -       969,745    6.50%, 01/15/29, Pool # 482909                     926,708             -       926,708
     3,324,955             -     3,324,955    7.00%, 01/15/29, Pool # 499333                   3,261,548             -     3,261,548
       742,694             -       742,694    7.00%, 02/15/29, Pool # 470018                     728,531             -       728,531
     3,473,928             -     3,473,928    7.00%, 02/15/29, Pool # 486937                   3,407,680             -     3,407,680
     4,699,758             -     4,699,758    7.00%, 02/15/29, Pool # 492173                   4,610,134             -     4,610,134
        24,372             -        24,372    6.50%, 03/15/29, Pool # 464613                      23,291             -        23,291
     3,530,962             -     3,530,962    6.00%, 03/15/29, Pool # 464632                   3,277,156             -     3,277,156
     2,034,553             -     2,034,553    6.50%, 03/15/29, Pool # 503051                   1,944,260             -     1,944,260

     1,926,550             -     1,926,550    6.50%, 04/15/29, Pool # 483349                   1,841,050             -     1,841,050
     1,398,994             -     1,398,994    7.50%, 09/15/29, Pool # 466158                   1,402,491             -     1,402,491
                                                                                           -----------------------------------------
                                                                                              30,428,818    28,318,255    58,747,073
                                                                                           -----------------------------------------

                                              FEDERAL NATIONAL
                                              MORTGAGE ASSOCIATION - 6.02%

       778,864                     778,864    6.50%, 05/01/06, Pool # 348137                     773,801             -       773,801
             -     2,930,132     2,930,132    6.50%, 05/01/11, Pool # 250554                           -     2,872,437     2,872,437
             -       852,734       852,734    6.00%, 03/01/13, Pool # 417118                           -       819,418       819,418
             -       840,404       840,404    6.00%, 04/01/13, Pool # 412825                           -       807,569       807,569
             -     1,822,717     1,822,717    6.00%, 05/01/13, Pool # 423188                           -     1,751,503     1,751,503
             -     9,658,539     9,658,539    6.00%, 06/01/13, Pool # 251811                           -     9,281,180     9,281,180
             -     1,707,538     1,707,538    6.00%, 06/01/13, Pool # 431718                           -     1,640,825     1,640,825
             -     5,000,000     5,000,000    7.00%, 09/18/14, Series 1997-6, Class K, CMO             -     4,866,150     4,866,150
             -     1,492,069     1,492,069    6.00%, 12/25/16, Series G-2, Class G, CMO                -     1,410,960     1,410,960
     2,183,829             -     2,183,829    6.75%, 04/25/21, Pool #0096-4                    2,185,860             -     2,185,860
     2,617,283             -     2,617,283    8.50%, 12/01/25, Pool # 313420                   2,711,322             -     2,711,322
             -     4,373,939     4,373,939    6.50%, 06/01/28, Pool # 431718                           -     4,190,758     4,190,758
     4,000,000             -     4,000,000    8.00%, 10/01/29, Pool # 252875                   4,075,000             -     4,075,000
                                                                                           -----------------------------------------
                                                                                               9,745,983    27,640,800    37,386,783
                                                                                           -----------------------------------------

                                              FEDERAL HOME LOAN
                                              MORTGAGE CORPORATION - 3.97%

             -       463,480       463,480    7.75%, 09/01/05, Pool # 140661                           -       473,616       473,616
     3,000,000             -     3,000,000    6.00%, 04/15/22, Pool # 2118QC                   2,850,930             -     2,850,930
             -    17,306,818    17,306,818    6.00%, 11/01/28, Pool # C00680                           -    16,157,223    16,157,223
     5,000,000             -     5,000,000    8.50%, 10/01/29, Pool # G01072                   5,179,650             -     5,179,650
                                                                                           -----------------------------------------
                                                                                               8,030,580    16,630,839    24,661,419
                                                                                           -----------------------------------------

                                              STRUCTURED MORTGAGE PRODUCT - 0.78%

             -       995,241       995,241    General Motors Acceptance Corp.
                                              Commercial Mortgage Securities, Inc., CMO
                                              6.97%, 07/15/32                                          -       991,171       991,171
     1,149,671             -     1,149,671    Prudential Home Mortgage Securities
                                              Series 1993-38, Class A-3, CMO
                                              6.15%, 09/25/23                                  1,130,621             -     1,130,621
     2,799,428             -     2,799,428    Rural Housing Trust
                                              Series 1987-1, Class 1-D, CMO
                                              6.33%, 04/01/26                                  2,743,877             -     2,743,877
                                                                                           -----------------------------------------
                                                                                               3,874,498       991,171     4,865,669
                                                                                           -----------------------------------------


                                              TOTAL MORTGAGE-BACKED SECURITIES                52,079,879    73,581,065   125,660,944
                                                                                           -----------------------------------------

                ASSET-BACKED SECURITIES - 7.13%

             -     3,503,221     3,503,221    AFC Home Equity Loan Trust
                                              Series 1996-3, Class 1A4
                                              7.54%, 12/25/27                                          -     3,560,743     3,560,743
     2,216,766             -     2,216,766    Chase Manhattan Auto Owner Trust
                                              Series 1998-C, Class A3
                                              5.80%, 01/15/02                                  2,211,224             -     2,211,224
     6,000,000             -     6,000,000    Citibank Credit Card Master Trust I
                                              Series 1998-6                                                                        -
                                              5.85%, 04/10/03                                  5,951,220             -     5,951,220
     1,000,000             -     1,000,000    Citibank Credit Card Master Trust I
 .                                            Series 1999-1, Class A
                                              5.50%, 02/15/06                                    952,810             -       952,810
             -       757,286       757,286    Fleetwood Credit Corp.
                                              Series 1995-B, Class A
                                              6.55%, 05/15/11                                          -       754,196       754,196
     3,500,000             -     3,500,000    Ford Credit Auto Owner Trust
                                              Series 1999-D, Class A5
                                              6.52%, 09/15/03                                  3,498,880             -     3,498,880
             -     5,000,000     5,000,000    Green Tree Financial Corp.
                                              Series 1995-5, Class M1
                                              7.65%, 09/15/26                                          -     4,938,900     4,938,900
       850,000             -       850,000    Green Tree Financial Corp.
                                              Series 1998-1, Class A4
                                              6.04%, 11/01/29                                    835,652             -       835,652
     5,050,000             -     5,050,000    MBNA Master Credit Card Trust
                                              Series 1998-J, Class A
                                              5.25%, 02/15/06                                  4,800,630             -     4,800,630
             -     2,492,354     2,492,354    Merrill Lynch Mortgage Investors, Inc.
                                              Series 1989-H, Class B
                                              10.00%, 01/15/10                                         -     2,495,469     2,495,469
             -     5,000,000     5,000,000    Merrill Lynch Mortgage Investors, Inc.
                                              Series 1994-G, Class A3
                                              8.35%, 05/15/14                                          -     5,445,900     5,445,900

             -     5,000,000     5,000,000    Nomura Asset Securities Corp.
                                              Series 1996-MD5, Class A-1B
                                              7.12%, 04/13/36                                          -     4,934,350     4,934,350
             -     4,040,000     4,040,000    Oakwood Mortgage Investors, Inc.
                                              Series 1995-B, Class A3
                                              6.90%, 01/15/21                                          -     3,913,750     3,913,750

                                                                                           -----------------------------------------
                                              TOTAL ASSET-BACKED SECURITIES                   18,250,416    26,043,308    44,293,724
                                                                                           -----------------------------------------

                FOREIGN BOND - 1.38%

     1,500,000             -     1,500,000    Heinz (H.J.) Co. (E)
                                              5.75%, 02/03/03                                  1,454,400             -     1,454,400
             -     3,395,000     3,395,000    Province of Ontario (F)
                                              7.38%, 01/27/03                                          -     3,458,656     3,458,656
     4,000,000             -     4,000,000    Province of Quebec (F)
                                              5.75%, 02/15/09                                  3,640,000             -     3,640,000

                                                                                           -----------------------------------------
                                              TOTAL FOREIGN BOND                               5,094,400     3,458,656     8,553,056
                                                                                           -----------------------------------------

                REPURCHASE AGREEMENT - 2.81%

                                              Repurchase Agreement with:
     4,220,000             -     4,220,000    Chase Manhattan Bank
                                              5.20%, 11/01/99, dated 10/29/99                  4,220,000             -     4,220,000
             -    13,228,281    13,228,281    Lehman Brothers
                                              5.18%, 11/01/99, dated 10/29/99                          -    13,228,281    13,228,281

                                                                                           -----------------------------------------
                                              TOTAL REPURCHASE AGREEMENT                       4,220,000    13,228,281    17,448,281
                                                                                           -----------------------------------------

               TOTAL INVESTMENTS - 97.27%

                    (Cost $294,952,306, $327,765,508 and $622,717,814)                       285,705,895   318,442,347   604,148,242
                                                                                           =========================================

               NET OTHER ASSETS AND LIABILITIES - 2.73%                                        1,860,432    15,059,521    16,919,953
                                                                                           =========================================

               NET ASSETS - 100.00%                                                        $ 287,566,327 $ 333,501,868 $ 621,068,195
                                                                                           =========================================


(A)            Discount yield at time of purchase.
(B)            Stripped securities represent the splitting of cash flows into interest and principal. Holders, as indicated, are entitled to that portion of the payment representing the interest only or principal only.
(C)            Floating rate note. Interest Rate Shown reflects rate in effect at October 31, 1999.
(D)            Securities exempt from registration under Rule 144A of the
               Securities Act of 1933. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1999, these securities amounted to
               $7,109,488 or 1.14% of net assets.
(E)            Euro-Dollar Bond
(F)            U.S. Dollar Denominated
(G)            Yankee Bond
(H)            Zero Coupon Bond
CMO            Collateralized Mortgage Obligation
MTN            Medium Term Note

                   See Notes to Pro Forma Financial Statements

                          GALAXY HIGH QUALITY BOND FUND
                             BOSTON 1784 INCOME FUND
       PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                                               ------------------------------------------------------------
                                                                    GALAXY                                       PRO FORMA
                                                                 HIGH QUALITY     BOSTON 1784     PRO FORMA      COMBINED
                                                                  BOND FUND       INCOME FUND    ADJUSTMENTS     (NOTE 1)
                                                               ------------------------------------------------------------
ASSETS:
      Investments
          Investments at cost                                   $ 290,732,306    $314,537,227   $         -  $ 605,269,533
          Repurchase agreements                                     4,220,000      13,228,281             -     17,448,281
          Net unrealized (depreciation)                            (9,246,411)     (9,323,161)            -    (18,569,572)
                                                               ------------------------------------------------------------
              Total Investments at Value                          285,705,895     318,442,347             -    604,148,242

      Cash                                                             15,546         287,318             -        302,864
      Receivable for investments sold                               1,961,287      12,337,553             -     14,298,840
      Receivable for shares sold                                    1,095,375           5,767             -      1,101,142
      Interest and dividends receivable                             4,505,548       4,596,370             -      9,101,918
                                                               ------------------------------------------------------------
              Total Assets                                        293,283,651     335,669,355             -    628,953,006

LIABILITIES:
      Dividends payable                                             1,359,916       1,731,909             -      3,091,825
      Payable for investments purchased                             3,717,395         182,188             -      3,899,583
      Payable for shares redeemed                                     437,303              22             -        437,325
      Advisory fee payable                                            131,993         193,572             -        325,565
      Payable to Fleet affiliates                                         345               -             -            345
      Administration fee payable                                       49,443          18,467             -         67,910
      Trustees' fees and expenses payable                               7,331             666             -          7,997
      Accrued expenses and other payables                              13,598          40,663             -         54,261
                                                               ------------------------------------------------------------
              Total Liabilities                                     5,717,324       2,167,487             -      7,884,811

NET ASSETS                                                      $ 287,566,327    $333,501,868   $         -  $ 621,068,195
                                                               ============================================================

NET ASSETS CONSISTS OF:
      Paid-in capital                                           $ 298,199,551    $346,101,274   $         -  $ 644,300,825
      Undistributed net investment income                             280,469         421,480             -        701,949
      Accumulated net realized (loss) on investments sold          (1,667,282)     (3,697,725)            -     (5,365,007)
      Net unrealized (depreciation) of investments                 (9,246,411)     (9,323,161)            -    (18,569,572)
                                                               ------------------------------------------------------------
TOTAL NET ASSETS                                                $ 287,566,327    $333,501,868   $         -   $ 621,068,195
                                                               ============================================================

Net Assets by Class:
          Retail A Shares                                        $ 42,905,576       N/A         $         -   $ 42,905,576
                                                               ============================================================
          Retail B Shares                                           6,550,339       N/A                   -      6,550,339
                                                               ============================================================
          Trust Shares / Shares                                   237,771,762     333,501,868   (10,672,060)   560,601,570
                                                               ============================================================
          Prime A Shares                                               16,084       N/A                   -         16,084
                                                               ============================================================
          Prime B Shares                                              322,566       N/A                   -        322,566
                                                               ============================================================
          BKB Shares                                                 N/A            N/A          10,672,060     10,672,060
                                                               ============================================================

Shares of beneficial interest outstanding:
          Retail A Shares                                           4,187,138       N/A                   -      4,187,138
                                                               ============================================================
          Retail B Shares                                             639,249       N/A                   -        639,249
                                                               ============================================================
          Trust Shares / Shares                                    23,203,752      34,329,410    (2,833,819)    54,699,343
                                                               ============================================================
          Prime A Shares                                                1,569       N/A                   -          1,569
                                                               ============================================================
          Prime B Shares                                               31,509       N/A                   -         31,509
                                                               ============================================================
          BKB Shares                                                 N/A            N/A           1,041,177      1,041,177
                                                               ============================================================


Net Asset Value - Retail A Shares                               $       10.25       N/A                      $       10.25
                                                               ============================================================
Net Asset Value - Retail B Shares                               $       10.25       N/A                      $       10.25
                                                               ============================================================
Net Asset Value - Trust Shares / Shares                         $       10.25    $       9.71                $       10.25
                                                               ============================================================
Net Asset Value - Prime A Shares                                $       10.25       N/A                      $       10.25
                                                               ============================================================
Net Asset Value - Prime B Shares                                $       10.24       N/A                      $       10.24
                                                               ============================================================
Net Asset Value - BKB Shares                                         N/A            N/A                      $       10.25
                                                               ============================================================


                   See Notes to Pro Forma Financial Statements

                          GALAXY HIGH QUALITY BOND FUND
                             BOSTON 1784 INCOME FUND
             PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                                OCTOBER 31, 1999


                                                       ------------------------------------------------------------------------
                                                                GALAXY                                            PRO FORMA
                                                             HIGH QUALITY     BOSTON 1784     PRO FORMA            COMBINED
                                                              BOND FUND       INCOME FUND    ADJUSTMENTS            (NOTE 1)
                                                       ------------------------------------------------------------------------
Investment Income:
      Interest Income                                      $ 17,710,263    $ 22,375,877    $        -              $ 40,086,140
                                                        ------------------------------------------------------------------------
          Total Investment Income                            17,710,263      22,375,877             -                40,086,140
                                                        ------------------------------------------------------------------------


Expenses:
      Investment Advisory Fees                                2,106,150       2,624,175        36,178  (a)            4,766,503
      Administrative Fees                                       211,269         233,792        (8,019) (a)              437,042
      Custodian Fee                                              36,686          20,122       (16,000) (b)               40,808
      Fund Accounting Fee                                        78,661           3,484        27,723  (a)              109,868
      Professional Fees                                          32,362          28,677       (25,000) (b)               36,039
      Trustee Fees                                                6,754          10,100             -                    16,854
      Reports to Shareholders                                    32,573          23,569       (20,000) (b)               36,142
      Miscellaneous Expenses                                     58,011          19,158             -                    77,169

                                                        ------------------------------------------------------------------------
          Subtotal                                            2,562,466       2,963,077        (5,118)                5,520,425

      Transfer Agent Fee
          Retail A Shares                                        72,862               -             -                    72,862
          Retail B Shares                                        11,912               -             -                    11,912
          Trust Shares / Shares                                 297,298          73,422        10,729  (a)              381,449
          Prime A Shares                                             93               -             -                        93
          Prime B Shares                                            359               -             -                       359
          BKB Shares                                                  -               -         8,937  (a)                8,937
      Shareholder Services Fee & 12B-1 Fee
          Retail A Shares                                        66,090               -             -                    66,090
          Retail B Shares                                        52,195               -             -                    52,195
          Trust Shares / Shares                                       -         886,536      (886,536) (a)                    -
          Prime A Shares                                             63               -             -                        63
          Prime B Shares                                          2,172               -             -                     2,172
          BKB Shares                                                  -               -        17,022  (a)               17,022

                                                        ------------------------------------------------------------------------
          Total Expenses before reimbursement/waiver          3,065,510       3,923,035      (854,966)                6,133,579

Less Waiver/Reimbursements
      Fund Level Waivers                                       (561,640)       (199,564)     (509,863) (c)           (1,271,067)
      Class Specific Waivers/Reimbursements
          Retail A Shares                                        (6,772)              -         6,772  (c)                    -
          Retail B Shares                                        (5,765)              -             -                    (5,765)
          Trust Shares / Shares                                       -        (886,536)      886,536  (c)                    -
          Prime A Shares                                            (92)              -             -                       (92)
          Prime B Shares                                           (356)              -             -                      (356)
          BKB Shares                                                  -               -       (11,348) (c)              (11,348)
                                                        ------------------------------------------------------------------------
               Total Waivers/Reimbursements                    (574,625)     (1,086,100)      372,097                (1,288,628)

      Net Expenses                                            2,490,885       2,836,935      (482,869)                4,844,952
                                                        ------------------------------------------------------------------------

Net Investment Income                                        15,219,378      19,538,942       482,869                35,241,188
                                                        ------------------------------------------------------------------------

Net Realized (Loss) on Investments                           (1,517,657)     (3,606,496)            -                (5,124,153)
Net Change in Unrealized (Depreciation) on Investments      (21,199,859)    (20,713,046)            -               (41,912,905)
                                                        ------------------------------------------------------------------------

Net Realized and Unrealized (Loss) on Investments           (22,717,516)    (24,319,542)            -               (47,037,058)
                                                        ------------------------------------------------------------------------

Net (Decrease) in Net Assets Resulting from Operations     $ (7,498,138)   $ (4,780,600)   $  482,869             $ (11,795,870)
                                                        ========================================================================

(a) Reflects adjustment to the acquiring fund contractual fee level.
(b)  Reflects expected savings when the two funds become one.
(c) Reflects adjustment to the acquiring fund's voluntary expense limitation.


                   See Notes to Pro Forma Financial Statements

                          Galaxy High Quality Bond Fund
                             Boston 1784 Income Fund
          Notes to Pro Forma Combining Financial Statements (unaudited)


1.    Basis of Combination

The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. As of October 31, 1999, the Trust offered twenty-nine managed investment portfolios. The unaudited Pro Forma Combining Portfolio of Investments and the unaudited Pro Forma Statement of Assets and Liabilities assumes the exchange described in the next paragraph occurred as of October 31, 1999 and the unaudited Pro Forma Combining Statement of Operations assumes the exchange occurred as of November 1, 1998. These statements have been derived from books and records utilized in calculating the net asset value of each fund at October 31, 1999 and for the twelve-month period then ended.

The pro forma statements give effect to the proposed transfer of substantially all of the assets and stated liabilities of the Boston 1784 Income Fund in exchange for Trust and BKB shares of Galaxy High Quality Bond Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Boston 1784 Income Fund for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization.

The unaudited Pro Forma Combining Financial Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

For the twelve-month period ended October 31, 1999, the Galaxy High Quality Bond Fund's investment advisory fee was computed based on the annual rate of 0.75% of its average daily net assets. The administration fee was computed based on the annual rate of 0.09% of the first $2.5 billion of the Trust's combined average daily net assets, 0.085% of the next $2.5 billion, 0.075% of the next $7 billion, 0.065% of the next $3 billion, 0.06% of the next $3 billion, and 0.0575% of the combined average daily net assets in excess of $18 billion, and was allocated to each fund based on the relative net assets of the Trust.

The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A, BKB and Trust Shares of the funds to compensate certain institutions providing administrative and support services to their customers who own such shares. Currently, the Services Plan has not been implemented for the Trust shares. Under the Services Plan, aggregate payments may not exceed 0.30% of the average daily net assets of Retail A or BKB shareholders who are customers of such institutions. Currently, the Trust, under the direction of the Board of Trustees, is limiting such payments to 0.15% of the average daily net asset of Retail A or BKB shareholders who are customers of such institutions.

The Trust has adopted a distribution and services plan (the "12b-1 Plan") with respect to Retail B shares of the fund. Payments to the Distributor or others for distribution services (those primarily intended to result in the sale of Retail B shares) may not exceed 0.65% of the average daily net assets of Retail B shares. Payments to institutions providing services to their customers owning Retail B shares for shareholder liaison and administrative support services may not exceed 0.15% and 0.15%, respectively, of the average daily net assets attributable to shareholders who are customers of such institutions. The Trust is currently limiting payments for shareholder liaison and administrative support to 0.15% of the average daily net assets attributable to shareholders that are customers of such institutions.

The Trust has adopted a distribution plan (the "Prime A Plan") with respect to Prime A shares of the fund. Payments to the Distributor or others for distribution services (those primarily intended to result in the sale of Prime A shares) may not exceed 0.30% of the average daily net assets of Prime A shares. The Trust is currently limiting payments under the Prime A Plan to 0.25% of the average daily net assets of Prime A shares.

                          Galaxy High Quality Bond Fund
                             Boston 1784 Income Fund
    Notes to Pro Forma Combining Financial Statements (unaudited) (continued)


The Trust has adopted a distribution and services plan (the "Prime B Plan") with respect to Prime B shares of the fund. Payments to the Distributor or others for distribution services (those primarily intended to result in the sale of Prime B shares) may not exceed 0.75% of the average daily net assets of Prime B shares. Payments to institutions providing services to their customers owning Prime B shares for shareholder liaison and administrative support services may not exceed 0.25% and 0.25%, respectively, of the average daily net assets attributable to shareholders who are customers of such institutions. The Trust is currently limiting payments for shareholder liaison and administrative support to 0.25% of the average daily net assets attributable to shareholders that are customers of such institutions.


2.    Portfolio Valuation

The Galaxy High Quality Bond Fund's investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees. When, in the judgement of the service, quoted bid prices are readily available and are representative of the bid side of the market, investments are valued at the mean between quoted bid and asked prices. Other investments are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type; indications as to values from dealers and general market conditions. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximated fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Boston 1784 Income Fund uses similar rules for determining portfolio valuation.


3.    Capital Shares

The pro forma net asset value per share assumes the issuance of additional shares of the Galaxy High Quality Bond Fund that would have been issued at October 31, 1999 in connection with the proposed reorganization. The pro forma number of shares outstanding of 60,599,985 consists of 32,536,768 shares assumed issued in the reorganization plus 28,063,217 shares of the Galaxy High Quality Bond Fund at October 31, 1999.

                   GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
               BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
            PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS (unaudited)
                                OCTOBER 31, 1999

                   PAR VALUE                 DESCRIPTION                                             VALUE (NOTE 2)
-----------------------------------------------------------------------------------------------------------------------------------
  GALAXY          BOSTON 1784                                                          GALAXY          BOSTON 1784
INTERMEDIATE       U.S. GOV'T                                                        INTERMEDIATE       U.S. GOV'T
GOV'T INCOME      MEDIUM-TERM     PRO FORMA                                          GOV'T INCOME      MEDIUM-TERM         PRO FORMA
   FUND           INCOME FUND     COMBINED                                              FUND           INCOME FUND         COMBINED
-----------------------------------------------------------------------------------------------------------------------------------

                  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 62.27%

                                             U.S. TREASURY NOTES - 15.57%

$         -       $8,400,000     $ 8,400,000 6.38%, 05/15/00                         $         -       $ 8,442,588       $ 8,442,588
  2,500,000                -       2,500,000 6.38%, 03/31/01                           2,520,725                 -         2,520,725
          -        2,000,000       2,000,000 8.00%, 05/15/01                                   -         2,064,660         2,064,660
          -          463,000         463,000 6.63%, 07/31/01                                   -           469,125           469,125
          -        1,000,000       1,000,000 5.63%, 09/30/01                                   -           996,280           996,280
          -        5,500,000       5,500,000 6.25%, 10/31/01                                   -         5,543,945         5,543,945
          -        1,600,000       1,600,000 7.50%, 11/15/01                                   -         1,650,272         1,650,272
          -        2,000,000       2,000,000 6.25%, 01/31/02                                   -         2,015,960         2,015,960
  2,540,000                -       2,540,000 6.50%, 05/31/02                           2,578,227                 -         2,578,227
          -        1,000,000       1,000,000 6.00%, 07/31/02                                   -         1,003,140         1,003,140
                  15,000,000      15,000,000 5.50%, 02/28/03                                   -        14,801,850        14,801,850
                  19,420,000      19,420,000 5.50%, 05/31/03                                   -        19,122,486        19,122,486
          -        2,000,000       2,000,000 5.25%, 08/15/03                                   -         1,950,960         1,950,960
          -        2,000,000       2,000,000 5.88%, 11/15/05                                   -         1,978,200         1,978,200
  7,720,000        7,800,000      15,520,000 7.00%, 07/15/06                           8,062,150         8,140,782        16,202,932
  3,000,000                -       3,000,000 6.50%, 10/15/06                           3,053,460                 -         3,053,460
          -          770,000         770,000 6.25%, 02/15/07                                   -           772,995           772,995
          -          500,000         500,000 6.63%, 05/15/07                                   -           512,610           512,610
          -        2,000,000       2,000,000 6.13%, 08/15/07                                   -         1,990,560         1,990,560
                                                                                     -----------------------------------------------
                                                                                      16,214,562        71,456,413        87,670,975
                                                                                     -----------------------------------------------


                                                  U.S. GOVERNMENT-BACKED BONDS - 11.32%

 4,830,000                -            4,830,000 A.I.D. State of Israel
                                                 Series 2-D
                                                 5.63%, 09/15/03                          4,703,116                 -    4,703,116
 6,450,000                -            6,450,000 A.I.D. State of Israel
                                                 Series 8-B
                                                 6.05%, 08/15/00                          6,450,258                 -    6,450,258
 5,000,000                -            5,000,000 A.I.D. State of Israel
                                                 Series 8-B
                                                 6.38%, 08/15/01                          5,014,750                 -    5,014,750
 5,000,000                -            5,000,000 A.I.D. State of Israel
                                                 Series 8-C
                                                 6.63%, 08/15/03                          5,038,300                 -    5,038,300
         -       11,340,000           11,340,000 Global Industries Ltd.
                                                 7.25%, 07/15/22                                  -        11,518,945   11,518,945
         -        5,000,000            5,000,000 Private Export Funding Corp.
                                                 6.31%, 09/30/04                                  -         4,900,000    4,900,000
         -        3,800,000            3,800,000 Private Export Funding Corp.
                                                 7.11%, 04/15/07                                  -         3,892,078    3,892,078
 6,200,000                -            6,200,000 Private Export Funding Corp.
                                                 Series B
                                                 6.49%, 07/15/07                          6,099,250                 -    6,099,250
         -        1,740,000            1,740,000 Private Export Funding Corp.
                                                 Series WW
                                                 6.62%, 10/01/05                                  -         1,726,950    1,726,950
         -        2,500,000            2,500,000 Private Export Funding Corp.
                                                 Series XX
                                                 5.50%, 03/15/01                                  -         2,478,125    2,478,125
         -        3,762,729            3,762,729 Secunda Atlantic
                                                 Title XI
                                                 6.70%, 04/01/18                                  -         3,596,567    3,596,567
 5,432,567                -            5,432,567 Small Business Administration
                                                 Participation Certificates
                                                 Series SBIC-PS 1955-10B
                                                 7.25%, 05/10/05                          5,351,079                 -    5,351,079
         -        1,347,133            1,347,133 Sulphur Carriers Inc.
                                                 Title XI, Series 2009
                                                 8.30%, 10/15/09                                  -         1,421,670    1,421,670


         -        4,000,000            4,000,000 Tennessee Valley Authority
                                                 Principal Strips
                                                 0.00%, 04/15/42, (A)                             -         1,551,880    1,551,880
                                                                                       --------------------------------------------
                                                                                         32,656,753        31,086,215   63,742,968
                                                                                       --------------------------------------------

                                                 U.S. TREASURY BONDS - 11.09%

   500,000                -              500,000 11.13%, 08/15/03                           583,745                 -      583,745
 1,200,000                -            1,200,000 11.88%, 11/15/03                         1,442,772                 -    1,442,772
 2,350,000                -            2,350,000 12.00%, 08/15/13                         3,221,709                 -    3,221,709
         -          700,000              700,000 11.25%, 02/15/15                                 -         1,021,195    1,021,195
 1,050,000                -            1,050,000 7.50%, 11/15/16                          1,158,318                 -    1,158,318
 6,735,000                -            6,735,000 8.88%, 08/15/17                          8,397,669                 -    8,397,669
 3,000,000                -            3,000,000 8.50%, 02/15/20                          3,666,540                 -    3,666,540
 3,000,000                -            3,000,000 8.75%, 05/15/20                          3,755,160                 -    3,755,160
 1,500,000                -            1,500,000 8.75%, 08/15/20                          1,879,605                 -    1,879,605
 3,500,000                -            3,500,000 7.88%, 02/15/21                          4,045,685                 -    4,045,685
 6,750,000                -            6,750,000 8.13%, 08/15/21                          8,008,740                 -    8,008,740
 4,000,000                -            4,000,000 6.88%, 08/15/25                          4,222,160                 -    4,222,160
         -        6,100,000            6,100,000 6.00%, 02/15/26                                  -         5,779,567    5,779,567
 1,500,000                -            1,500,000 6.38%, 08/15/27                          1,493,040                 -    1,493,040
   800,000                -              800,000 6.13%, 11/15/27                            772,480                 -      772,480
 2,000,000                -            2,000,000 5.50%, 08/15/28                          1,776,340                 -    1,776,340
 3,000,000        2,800,000            5,800,000 5.25%, 11/15/28                          2,578,920         2,405,228    4,984,148
 1,000,000        3,000,000            4,000,000 5.25%, 02/15/29                            866,280         2,596,950    3,463,230
 2,750,000                -            2,750,000 6.13%, 08/15/29                          2,740,348                 -    2,740,348
                                                                                       --------------------------------------------
                                                                                         50,609,511        11,802,940   62,412,451
                                                                                       --------------------------------------------

                                                 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 8.22%

 4,500,000                -            4,500,000 5.72%, 01/09/01, MTN                     4,483,305                 -    4,483,305
         -        4,000,000            4,000,000 0.00%, 08/15/01, MTN, (A)                        -         3,597,956    3,597,956
         -       12,400,000           12,400,000 5.75%, 04/15/03                                  -        12,179,404   12,179,404
         -          805,000              805,000 5.13%, 02/13/04                                  -           766,119      766,119
         -        1,000,000            1,000,000 6.58%, 03/01/06                                  -           961,420      961,420
         -        5,250,000            5,250,000 6.00%, 05/15/08                                  -         5,017,005    5,017,005
   565,000       10,000,000           10,565,000 6.38%, 06/15/09                            551,683         9,764,300   10,315,983
 2,050,000                -            2,050,000 6.16%, 08/07/28                          1,854,041                 -    1,854,041
 7,000,000                -            7,000,000 8.00%, 09/01/29                          7,131,250                 -    7,131,250
                                                                                       --------------------------------------------
                                                                                         14,020,279        32,286,204   46,306,483
                                                                                       --------------------------------------------

                                                 FEDERAL HOME LOAN MORTGAGE CORPORATION - 5.08%

 5,500,000                -            5,500,000 5.20%, 11/15/99, (D)                     5,488,878                 -    5,488,878
         -        3,500,000            3,500,000 5.75%, 07/15/03                                  -         3,428,950    3,428,950
         -          200,113              200,113 7.00%, 07/15/03                                  -           200,445      200,445
 5,000,000                -            5,000,000 6.25%, 07/15/04                          4,962,500                 -    4,962,500
         -        1,000,000            1,000,000 8.53%, 02/02/05                                  -         1,005,830    1,005,830
         -        1,000,000            1,000,000 7.34%, 11/03/06                                  -         1,000,140    1,000,140
 5,000,000                -            5,000,000 5.13%, 10/15/08                          4,478,950                 -    4,478,950
   360,000                -              360,000 6.63%, 09/15/09                            358,200                 -      358,200
         -        1,098,306            1,098,306 7.00%, 12/01/10, REMIC                           -         1,097,615    1,097,615
                  1,080,000            1,080,000 Series 1663, Class AD, REMIC
                                                 6.75%. 02/15/20                                  -         1,047,435    1,047,435
 5,500,000                -            5,500,000 7.50%, 06/01/28                          5,520,625                 -    5,520,625
                                                                                       --------------------------------------------
                                                                                         20,809,153         7,780,415   28,589,568
                                                                                       --------------------------------------------

                                                 FEDERAL HOME LOAN BANK - 3.59%

         -        5,000,000            5,000,000 5.50%, 04/14/00                                  -         4,995,000    4,995,000
         -        7,000,000            7,000,000 5.69%, 04/16/01, FRN                             -         6,978,930    6,978,930
         -        5,000,000            5,000,000 5.25%, 04/25/02                                  -         4,886,550    4,886,550
         -        3,000,000            3,000,000 6.58%, 01/07/03                                  -         3,002,970    3,002,970
         -          350,000              350,000 7.66%, 07/20/04                                  -           366,349      366,349
                                                                                       --------------------------------------------
                                                                                                  -        20,229,799   20,229,799
                                                                                       --------------------------------------------

                                                 FEDERAL FARM CREDIT BANK - 3.09%

 7,100,000                -            7,100,000 5.13%, 11/15/99, (D)                     7,085,836                 -    7,085,836
         -       10,000,000           10,000,000 5.63%, 05/17/01, FRN                             -         9,957,500    9,957,500
         -          350,000              350,000 7.35%, 03/24/05, MTN                             -           363,314      363,314
                                                                                       --------------------------------------------
                                                                                          7,085,836        10,320,814   17,406,650
                                                                                       --------------------------------------------


                                                 AGENCY OF HOUSING AND URBAN DEVELOPMENT - 2.05%

         -        2,000,000            2,000,000 Series 1995-A
                                                 8.24%, 08/01/02                                  -         2,083,000    2,083,000
         -        4,000,000            4,000,000 Series 1997-A
                                                 6.21%, 08/01/01                                  -         4,004,176    4,004,176
         -        5,500,000            5,500,000 Series 1997-A
                                                 6.36%, 08/01/04                                  -         5,464,223    5,464,223
                                                                                       --------------------------------------------
                                                                                                  -        11,551,399   11,551,399
                                                                                       --------------------------------------------

                                                 STUDENT LOAN MARKETING ASSOCIATION - 1.51%

         -        6,000,000            6,000,000 5.63%, 05/18/01, FRN                             -         5,974,500    5,974,500
         -        2,529,602            2,529,602 5.69%, 10/25/05, FRN                             -         2,513,792    2,513,792
                                                                                       --------------------------------------------
                                                                                                  -         8,488,292    8,488,292
                                                                                       --------------------------------------------

                                                 U.S. TREASURY STRIPS (A) - 0.75%

         -        1,000,000            1,000,000 0.00%, 08/15/10                                  -           500,490      500,490
 5,000,000                -            5,000,000 1.78%, 11/15/17
                                              interest only, (B)                          1,541,750                 -    1,541,750
         -        3,000,000            3,000,000 0.00%, 02/15/19                                  -           854,190      854,190
         -        5,000,000            5,000,000 0.00%, 05/15/20                                  -         1,317,600    1,317,600
                                                                                       --------------------------------------------
                                                                                          1,541,750         2,672,280    4,214,030
                                                                                       --------------------------------------------


                  TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                          142,937,844       207,674,771  350,612,615
                                                                                       --------------------------------------------


                     MORTGAGE-BACKED SECURITIES - 23.27%

                                                 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 11.80%

         -           41,308               41,308 8.50%, 10/15/04, Pool # 4216                     -            42,961       42,961
         -           51,508               51,508 8.50%, 01/15/06, Pool # 7946                     -            53,567       53,567
 5,495,246                -            5,495,246 6.50%, 07/15/09, Pool # 780357           5,423,094                 -    5,423,094
    21,304                -               21,304 6.50%, 06/15/13, Pool # 462795              20,925                 -       20,925
   414,344                -              414,344 6.50%, 07/15/13, Pool # 468077             406,960                 -      406,960
   959,475                -              959,475 6.50%, 09/15/13, Pool # 464192             942,377                 -      942,377
   351,748                -              351,748 6.50%, 09/15/13, Pool # 476619             345,480                 -      345,480
   457,093                -              457,093 6.50%, 09/15/13, Pool # 487907             448,947                 -      448,947
   472,617                -              472,617 7.00%, 09/15/13, Pool # 484233             474,238                 -      474,238
    94,473                -               94,473 6.50%, 10/15/13, Pool # 464249              92,789                 -       92,789
 1,873,752                -            1,873,752 6.50%, 10/15/13, Pool # 477500           1,840,362                 -    1,840,362
   482,995                -              482,995 6.50%, 10/15/13, Pool # 481575             474,388                 -      474,388
   486,459                -              486,459 6.50%, 11/15/13, Pool # 475712             477,639                 -      477,639
   475,436                -              475,436 6.50%, 11/15/13, Pool # 492010             466,816                 -      466,816
    85,632                -               85,632 5.50%, 12/15/13, Pool # 495780              80,869                 -       80,869
   408,100                -              408,100 5.50%, 01/15/14, Pool # 464491             385,397                 -      385,397
   484,005                -              484,005 5.50%, 02/15/14, Pool # 464568             457,079                 -      457,079
   483,020                -              483,020 5.50%, 03/15/14, Pool # 487579             456,149                 -      456,149
   359,336                -              359,336 5.50%, 03/15/14, Pool # 501523             339,346                 -      339,346
    66,431                -               66,431 5.50%, 04/15/14, Pool # 496599              62,736                 -       62,736
   533,479                -              533,479 5.50%, 04/15/14, Pool # 505596             503,801                 -      503,801
   467,912                -              467,912 5.50%, 04/15/14, Pool # 506448             441,882                 -      441,882
   630,496                -              630,496 5.50%, 05/15/14, Pool # 480524             595,421                 -      595,421
   492,037                -              492,037 5.50%, 05/15/14, Pool # 505667             464,665                 -      464,665
   582,528                -              582,528 5.50%, 06/15/14, Pool # 434398             550,122                 -      550,122
   450,431                -              450,431 5.50%, 06/15/14, Pool # 507142             425,373                 -      425,373
         -          722,957              722,957 9.00%, 11/15/17, Pool # 780171                   -           768,590      768,590
   734,432                -              734,432 6.63%, 07/20/21, Pool # 008809             740,858                 -      740,858
 2,604,637                -            2,604,637 6.38%, 04/20/22, Pool # 008956           2,630,266                 -    2,630,266
         -          665,452              665,452 7.00%, 10/15/23, Pool # 360196                   -           652,556      652,556
         -        1,321,273            1,321,273 7.50%, 02/15/27, Pool # 443052                   -         1,324,576    1,324,576
 1,468,557                -            1,468,557 6.50%, 12/15/28, Pool # 495775           1,403,382                 -    1,403,382
 3,976,386                -            3,976,386 7.00%, 12/15/28, Pool # 483886           3,900,557                 -    3,900,557
   321,134                -              321,134 7.00%, 01/15/29, Pool # 499333             315,011                 -      315,011
 3,318,610                -            3,318,610 7.00%, 02/15/29, Pool # 486937           3,255,324                 -    3,255,324
 3,373,092                -            3,373,092 6.00%, 03/15/29, Pool # 464632           3,130,634                 -    3,130,634
         -       19,544,718           19,544,718 6.50%, 03/15/29, Pool # 498475                   -        18,671,264   18,671,264
 3,432,582                -            3,432,582 6.00%, 04/15/29, Pool # 499445           3,185,848                 -    3,185,848
   994,653                -              994,653 6.50%, 04/15/29, Pool # 506494             950,511                 -      950,511
 5,995,679                -            5,995,679 7.50%, 09/15/29, Pool # 508805           6,010,668                 -    6,010,668
 3,197,398                -            3,197,398 7.50%, 09/15/29, Pool # 508811           3,205,392                 -    3,205,392
                                                                                       --------------------------------------------
                                                                                         44,905,306        21,513,514   66,418,820
                                                                                       --------------------------------------------


                                                 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.70%

         -          175,970                      8.00%, 07/01/07, Pool # 125136                               180,313      180,313
 2,156,109                -            2,156,109 5.00%, 05/01/09, Pool # 326584           2,023,125                 -    2,023,125
     1,789                -                1,789 8.00%, 12/01/09, Pool # 313180               1,828                 -        1,828
 1,459,918                -            1,459,918 6.00%, 04/01/11, Pool # 398072           1,416,120                 -    1,416,120
         -        1,465,066            1,465,066 6.50%, 05/01/11, Pool #250554                    -         1,436,219    1,436,219
         -        5,765,548            5,765,548 6.00%, 04/01/13, Pool # 251656                   -         5,540,287    5,540,287
         -        4,292,282            4,292,282 6.00%, 04/01/13, Pool # 418044                   -         4,124,582    4,124,582
         -          132,948              132,948 6.00%, 06/01/13, Pool # 421167                   -           127,754      127,754
   536,742                -              536,742 6.00%, 06/01/14, Pool # 484967             516,276                 -      516,276
 3,315,163                -            3,315,163 6.00%, 06/01/14, Pool # 495200           3,188,756                 -    3,188,756
   700,238                -              700,238 6.00%, 06/01/14, Pool # 500131             673,538                 -      673,538
         -        4,776,299            4,776,299 7.79%, 02/01/19, Pool # 160103                   -         5,206,166    5,206,166
         -        1,420,798            1,420,798 10.00%, 10/01/20, Pool # 190942                  -         1,531,790    1,531,790
         -        1,782,476            1,782,476 10.00%, 12/01/20, Pool # 303416                  -         1,921,723    1,921,723
 2,183,829                -            2,183,829 6.75%, 04/25/21, Pool # 0096-4           2,185,860                 -    2,185,860
 1,000,000                -            1,000,000 8.00%, 09/01/29, Pool # 515880           1,018,750                 -    1,018,750
 1,000,100                -            1,000,100 8.00%, 09/01/29, Pool # 518157           1,018,852                 -    1,018,852
                                                                                       --------------------------------------------
                                                                                         12,043,105        20,068,834   32,111,939
                                                                                       --------------------------------------------

                                                 FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.63%

         -           54,874               54,874 7.00%, 10/01/03, Pool # N97059                   -            54,874       54,874
 5,000,000                -            5,000,000 6.70%, 07/15/06, Pool # 1233-G           4,998,400                 -    4,998,400
 6,770,733                -            6,770,733 5.00%, 12/01/13, Pool # E73815           6,255,616                 -    6,255,616
 5,000,000                -            5,000,000 6.00%, 04/15/22, Pool # 2118QC           4,751,550                 -    4,751,550
 4,348,579                -            4,348,579 6.50%, 10/15/23, Pool # 001990           4,309,137                 -    4,309,137
 5,508,000                -            5,508,000 8.50%,  10/01/29, Pool # G01072          5,705,902                 -    5,705,902
                                                                                       --------------------------------------------
                                                                                         26,020,605            54,874   26,075,479
                                                                                       --------------------------------------------

                                                 STRUCTURED MORTGAGE PRODUCT - 1.14%

         -        1,482,100            1,482,100 FDIC REMIC Trust
                                                 Series 1996, Class 1-A, CMO
                                                 6.75%, 05/25/26                                  -         1,469,472    1,469,472
 1,828,124                -            1,828,124 Prudential Home Mortgage Securities
                                                 Series 1996-7, Class A-1, CMO
                                                 6.75%, 06/25/11                          1,823,554                 -    1,823,554
 3,110,809                -            3,110,809 Rural Housing Trust
                                                 Series 1987-1, Class 1-D, CMO
                                                 6.33%, 04/01/26                          3,049,079                 -    3,049,079
         -           52,558               52,558 Ryland Acceptance Corp. Four
                                                 Series 32, Class B, CMO
                                                 8.60%, 05/01/16                                  -            52,285       52,285
                                                                                       --------------------------------------------
                                                                                          4,872,633         1,521,757    6,394,390
                                                                                       --------------------------------------------


                                                 TOTAL MORTGAGE-BACKED SECURITIES        87,841,649        43,158,979  131,000,628
                                                                                       --------------------------------------------

                       CORPORATE NOTES AND BONDS - 7.89%

                                                 BANKING - 2.40%

 7,500,000                -            7,500,000 Bank One Milwaukee
                                                 National Association, MTN
                                                 6.35%, 03/19/01                          7,500,000                 -    7,500,000
 6,000,000                -            6,000,000 NationsBank Texas
                                                 National Association,  MTN
                                                 6.35%, 03/15/01                          5,992,500                 -    5,992,500
                                                                                       --------------------------------------------
                                                                                         13,492,500                 -   13,492,500
                                                                                       --------------------------------------------

                                                 UTILITIES - 1.66%

 5,125,000                -            5,125,000 Baltimore Gas & Electric
                                                 6.50%, 02/15/03                          5,080,156                 -    5,080,156
 1,975,000                -            1,975,000 Emerson Electric Co.
                                                 5.85%, 03/15/09                          1,829,344                 -    1,829,344
 2,500,000                -            2,500,000 Potomac Electric Power Co.
                                                 First Mortgage
                                                 6.25%, 10/15/07                          2,415,625                 -    2,415,625
                                                                                       --------------------------------------------
                                                                                          9,325,125                 -    9,325,125
                                                                                       --------------------------------------------


                                                 CONSUMER CYCLICALS - 1.52%

 5,000,000                -            5,000,000 Pepsi Bottling Holdings, Inc.
                                                 5.38%, 02/17/04 (C)                      4,712,500                 -    4,712,500
 2,500,000                -            2,500,000 Stanford Jr. University
                                                 5.85%, 03/15/09                          2,285,050                 -    2,285,050
 1,575,000                -            1,575,000 Wal-Mart Stores, Inc.
                                                 6.88%, 08/10/09                          1,582,875                 -    1,582,875
                                                                                       --------------------------------------------
                                                                                          8,580,425                 -    8,580,425
                                                                                       --------------------------------------------

                                                 FINANCE - 1.34%

 1,000,000                -            1,000,000 American Express
                                                 6.75%, 06/23/04                            991,250                 -      991,250
 1,650,000                -            1,650,000 National Rural Utilities
                                                 5.50%, 01/15/05                          1,536,563                 -    1,536,563
 5,000,000                -            5,000,000 Pitney Bowes Credit Corp.
                                                 Series C, MTN
                                                 6.78%, 07/16/01                          5,043,750                 -    5,043,750
                                                                                       --------------------------------------------
                                                                                          7,571,563                 -    7,571,563
                                                                                       --------------------------------------------

                                                 AUTOMOBILE FINANCE - 0.97%

 2,100,000                -            2,100,000 Ford Motor Credit Co.
                                                 6.25%, 11/08/00                          2,098,131                 -    2,098,131
   910,000                -              910,000 Ford Motor Credit Co.
                                                 6.55%, 09/10/02                            903,175                 -      903,175
 2,500,000                -            2,500,000 Ford Motor Credit Co.
                                                 6.70%, 07/16/04                          2,475,000                 -    2,475,000
                                                                                       --------------------------------------------
                                                                                          5,476,306                 -    5,476,306
                                                                                       --------------------------------------------

                                                 TOTAL CORPORATE NOTES AND BONDS         44,445,919                 -   44,445,919
                                                                                       --------------------------------------------

               ASSET-BACKED SECURITIES - 4.20%

 2,891,434                -            2,891,434 Chase Manhattan Auto Owner Trust
                                                 Series 1998-C, Class A3
                                                 5.80%, 01/15/02                          2,884,205                 -    2,884,205
 6,000,000                -            6,000,000 Chemical Master Credit Card Trust I
                                                 Series 1996-1, Class A
                                                 5.55%, 09/15/03                          5,938,080                 -    5,938,080
 6,000,000                -            6,000,000 Ford Credit Auto Owner Trust
                                                 Series 1999-D, Class A4
                                                 6.40%, 10/15/02                          5,996,220                 -    5,996,220
   850,000                -              850,000 Green Tree Financial Corp.
                                                 Series 1998-1, Class A4
                                                 6.04%, 11/01/29                            835,652                 -      835,652
 2,500,000                -            2,500,000 MBNA Master Credit Card Trust
                                                 Series 1998-J, Class A
                                                 5.25%, 02/15/06                          2,376,550                 -    2,376,550
   360,000                -              360,000 Premier Auto Trust
                                                 Series 1999-2, Class A4
                                                 5.59%, 02/09/04                            351,785                 -      351,785
 1,400,000                -            1,400,000 Premier Auto Trust
                                                 Series 1999-3, Class A4
                                                 6.43%, 03/08/04                          1,401,470                 -    1,401,470
 4,000,000                -            4,000,000 Standard Credit Card Master Trust
                                                 Series 1993-2, Class A
                                                 5.95%, 10/07/04                          3,888,720                 -    3,888,720

                                                                                       --------------------------------------------
                                                 TOTAL ASSET-BACKED SECURITIES           23,672,682                 -   23,672,682
                                                                                       --------------------------------------------

               FOREIGN BONDS - 0.65%

 4,000,000                -            4,000,000 Province of Quebec
                                                 5.75%, 02/15/09, (E)                     3,640,000                 -    3,640,000

                                                                                       --------------------------------------------
                                                 TOTAL FOREIGN BONDS                      3,640,000                 -    3,640,000
                                                                                       --------------------------------------------


               REPURCHASE AGREEMENTS - 1.68%

                                                 Repurchase Agreement with:
   387,000                -              387,000 Chase Manhattan Bank
                                                 5.20%, 11/01/99, dated 10/29/99            387,000                 -      387,000
         -        9,097,504            9,097,504 Lehman Brothers
                                                 5.18%, 11/01/99, dated 10/29/99                  -         9,097,504    9,097,504

                                                                                       --------------------------------------------
                                                 TOTAL REPURCHASE AGREEMENTS                387,000         9,097,504    9,484,504
                                                                                       --------------------------------------------


            TOTAL INVESTMENTS - 99.96%
                 (Cost $309,092,373, $263,748,177, and $572,840,550)                    302,925,094       259,931,254   562,856,348
                                                                                       ============================================

            NET OTHER ASSETS AND LIABILITIES - 0.04%                                    (10,507,415)       10,729,605       222,190
                                                                                       ============================================

            NET ASSETS - 100.00%                                                       $292,417,679      $270,660,859  $563,078,538
                                                                                       ============================================


 (A) Zero Coupon Security
 (B) Stripped securities represent the splitting of cash flows into interest and principal. Holders, as indicated, are entitled to that portion of the payment representing interest only or principal only.
 (C) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1999, these securities amounted to $4,712,500 or 0.84% of net assets
 (D) Discount yield at time of purchase
 (E) U.S. Dollar Denominated
 CMO - Collateralized Mortgage Obligation
 FRN - Floating Rate Note. Interest rate shown reflects rate in effect at October 31, 1999.
 MTN - Medium Term Note
 REMIC - Real Estate Mortgage Investment Conduit

                   See Notes to Pro Forma Financial Statements

                   GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
                BOSTON 1784 US GOVERNMENT MEDIUM-TERM INCOME FUND
       PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                OCTOBER 31, 1999


                                                 ---------------------------------------------------------------------------------
                                                              GALAXY               BOSTON 1784 U.S.
                                                           INTERMEDIATE             GOV'T MEDIUM-                       PRO FORMA
                                                           GOV'T INCOME              TERM INCOME        PRO FORMA       COMBINED
                                                               FUND                     FUND           ADJUSTMENTS       (NOTE 1)
                                                 ---------------------------------------------------------------------------------


ASSETS:
        Investments
              Investments at cost                          $ 308,705,373             $ 254,650,673     $        -   $ 563,356,046
              Repurchase agreements                              387,000                 9,097,504              -       9,484,504
              Net unrealized (depreciation)                   (6,167,279)               (3,816,923)             -      (9,984,202)
                                                 ---------------------------------------------------------------------------------
                    Total Investments at Value               302,925,094               259,931,254              -     562,856,348

        Cash                                                      67,201                   228,966              -         296,167
        Receivable for investments sold                       11,427,453                 7,758,125              -      19,185,578
        Receivable for shares sold                               804,171                         -              -         804,171
        Interest and dividends receivable                      3,114,903                 4,218,952              -       7,333,855
                                                 ---------------------------------------------------------------------------------
                    Total Assets                             318,338,822               272,137,297              -     590,476,119

LIABILITIES:
        Dividends payable                                      1,432,135                 1,186,721              -       2,618,856
        Payable for investments purchased                     23,848,199                         -              -      23,848,199
        Payable for shares repurchased                           392,997                        21              -         393,018
        Advisory fee payable                                     137,278                   156,402              -         293,680
        Payable to Fleet affiliates                               12,733                         -              -          12,733
        Administration fee payable                                44,438                    14,962              -          59,400
        Trustees' fees and expenses payable                        9,749                       517              -          10,266
        Accrued expenses and other payables                       43,614                   117,815              -         161,429
                                                 ---------------------------------------------------------------------------------
                    Total Liabilities                         25,921,143                 1,476,438              -      27,397,581

NET ASSETS                                                 $ 292,417,679             $ 270,660,859     $        -   $ 563,078,538
                                                 =================================================================================

NET ASSETS CONSISTS OF:
        Paid-in capital                                    $ 325,568,322             $ 281,491,027     $        -   $ 607,059,349
        Undistributed net investment income                      418,658                    74,349              -         493,007
        Accumulated net realized (loss)
          on investments sold                                (27,402,022)               (7,087,594)             -     (34,489,616)
        Net unrealized (depreciation) of
          investments                                         (6,167,279)               (3,816,923)             -      (9,984,202)
                                                 ---------------------------------------------------------------------------------
TOTAL NET ASSETS                                           $ 292,417,679             $ 270,660,859     $        -   $ 563,078,538
                                                 =================================================================================

Net Assets by Class:
              Retail A Shares                               $ 56,453,630                  N/A          $        -    $ 56,453,630
                                                 =================================================================================
              Retail B Shares                                  1,084,478                  N/A                   -       1,084,478
                                                 =================================================================================
              Trust Shares / Shares                          234,879,571               270,660,859    (15,968,991)    489,571,439
                                                 =================================================================================
              BKB Shares                                         N/A                      N/A          15,968,991      15,968,991
                                                 =================================================================================

Shares of beneficial interest outstanding:
              Retail A Shares                                  5,728,355                  N/A                   -       5,728,355
                                                 =================================================================================
              Retail B Shares                                    110,102                  N/A                   -         110,102
                                                 =================================================================================
              Trust Shares / Shares                           23,833,798                29,079,361     (3,222,319)     49,690,840
                                                 =================================================================================
              BKB Shares                                         N/A                      N/A           1,621,217       1,621,217
                                                 =================================================================================


Net Asset Value - Retail A Shares                           $       9.86                  N/A                        $       9.86
                                                 =================================================================================
Net Asset Value - Retail B Shares                           $       9.85                  N/A                        $     $ 9.85
                                                 =================================================================================
Net Asset Value - Trust Shares / Shares                     $       9.85              $       9.31                   $     $ 9.85
                                                 =================================================================================
Net Asset Value - BKB Shares                                     N/A                      N/A                        $     $ 9.85
                                                 =================================================================================

                   See Notes to Pro Forma Financial Statements

                   GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
                BOSTON 1784 US GOVERNMENT MEDIUM-TERM INCOME FUND
             PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                                OCTOBER 31, 1999


                                                 -----------------------------------------------------------------------------
                                                     GALAXY                BOSTON 1784
                                                  INTERMEDIATE              U.S.GOV'T                               PRO FORMA
                                                  GOV'T INCOME             MEDIUM-TERM          PRO FORMA           COMBINED
                                                      FUND                 INCOME FUND         ADJUSTMENTS          (NOTE 1)
                                                 -----------------------------------------------------------------------------

Investment Income:
        Interest Income                            $ 19,014,124            $ 16,745,073            $ -           $ 35,759,197
                                                  ----------------------------------------------------------------------------
              Total Investment Income                19,014,124              16,745,073              -             35,759,197
                                                  ----------------------------------------------------------------------------


Expenses:
        Investment Advisory Fees                      2,282,992               2,042,413         27,044  (a)         4,352,449
        Administrative Fees                             229,022                 181,888        (11,833) (a)           399,077
        Custodian Fee                                    32,652                  15,511        (10,000) (b)            38,163
        Fund Accounting Fee                              71,627                   2,748         33,603  (a)           107,978
        Professional Fees                                25,060                  22,994        (18,927) (b)            29,127
        Trustee Fees                                      7,562                   7,566         (5,650) (b)             9,478
        Reports to Shareholders                          31,528                  19,135        (15,000) (b)            35,663
        Miscellaneous Expenses                           42,370                  24,439              -                 66,809
                                                  ----------------------------------------------------------------------------
              Subtotal                                2,722,813               2,316,694           (763)             5,038,744

        Transfer Agent Fee
              Retail A Shares                            84,722                       -              -                 84,722
              Retail B Shares                             2,690                       -              -                  2,690
              Trust Shares / Shares                      49,447                  67,121        (68,144) (a)            48,424
              BKB Shares                                      -                       -         10,660  (a)            10,660
        Shareholder Services Fee & 12b-1 Fee
              Retail A Shares                            87,475                       -              -                 87,475
              Retail B Shares                             4,739                       -              -                  4,739
              Trust Shares / Shares                           -                 690,000       (690,000) (a)                 -
              BKB Shares                                      -                       -         24,426  (a)            24,426

                                                  ----------------------------------------------------------------------------
              Total Expenses before
                reimbursement/waiver                  2,951,886               3,073,815       (723,821)             5,301,880

Less Waiver/Reimbursements
        Fund Level Waivers                             (608,798)               (175,772)      (376,083) (c)        (1,160,653)
        Class Specific Waivers/Reimbursements
              Retail A Shares                                 -                       -              -                      -
              Retail B Shares                            (1,761)                      -              -                 (1,761)
              Trust Shares / Shares                           -                (690,000)       690,000  (c)                 -
              BKB Shares                                      -                       -        (13,027) (c)           (13,027)
                                                  ----------------------------------------------------------------------------
                   Total Waivers/Reimbursements        (610,559)               (865,772)       300,890             (1,175,441)

        Net Expenses                                  2,341,327               2,208,043       (422,931)             4,126,439
                                                  ----------------------------------------------------------------------------

Net Investment Income                                16,672,797              14,537,030        422,931             31,632,758
                                                  ----------------------------------------------------------------------------

Net Realized (Loss) on Investments                   (3,699,849)               (524,660)             -             (4,224,509)
Net Change in Unrealized (Depreciation)
  of Investments                                    (15,849,529)            (16,055,599)             -            (31,905,128)
                                                  ----------------------------------------------------------------------------


Net Realized and Unrealized (Loss) on Investments   (19,549,378)            (16,580,259)             -            (36,129,637)
                                                  ----------------------------------------------------------------------------

Net (Decrease) in Net Assets Resulting from
  Operations                                       $ (2,876,581)           $ (2,043,229)     $ 422,931           $ (4,496,879)
                                                  ============================================================================

(a)     Reflects adjustment to the acquiring fund contractual fee level.
(b)     Reflects expected savings when the two funds become one.
(c) Reflects adjustment to the acquiring fund's voluntary expense limitation.

                   See Notes to Pro Forma Financial Statements

                   Galaxy Intermediate Government Income Fund
               Boston 1784 U.S. Government Medium-Term Income Fund
          Notes to Pro Forma Combining Financial Statements (unaudited)


1.       Basis of Combination

The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. As of October 31, 1999, the Trust offered twenty-nine managed investment portfolios. The unaudited Pro Forma Combining Portfolio of Investments and the unaudited Pro Forma Statement of Assets and Liabilities assumes the exchange described in the next paragraph occurred as of October 31, 1999 and the unaudited Pro Forma Combining Statement of Operations assumes the exchange occurred as of November 1, 1998. These statements have been derived from books and records utilized in calculating the net asset value of each fund at October 31, 1999 and for the twelve-month period then ended.

The pro forma statements give effect to the proposed transfer of substantially all of the assets and stated liabilities of the Boston 1784 U.S. Government Medium-Term Income Fund in exchange for Trust and BKB shares of Galaxy Intermediate Government Income Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Boston 1784 U.S. Government Medium-Term Income Fund for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization.

The unaudited Pro Forma Combining Financial Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

For the twelve-month period ended October 31, 1999, the Galaxy Intermediate Government Income Fund's investment advisory fee was computed based on the annual rate of 0.75% of its average daily net assets. The administration fee was computed based on the annual rate of 0.09% of the first $2.5 billion of the Trust's combined average daily net assets, 0.085% of the next $2.5 billion, 0.075% of the next $7 billion, 0.065% of the next $3 billion, 0.06% of the next $3 billion, and 0.0575% of the combined average daily net assets in excess of $18 billion, and was allocated to each fund based on the relative net assets of the Trust.

The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A, BKB and Trust Shares of the funds to compensate certain institutions providing administrative and support services to their customers who own such shares. Currently, the Services Plan has not been implemented for the Trust shares. Under the Services Plan, aggregate payments may not exceed 0.30% of the average daily net assets of Retail A or BKB shareholders who are customers of such institutions. Currently, the Trust, under the direction of the Board of Trustees, is limiting such payments to 0.15% of the average daily net assets of Retail A or BKB shareholders who are customers of such institutions.

The Trust has adopted a distribution and services plan (the "12b-1 Plan") with respect to Retail B shares of the fund. Payments to the Distributor or others for distribution services (those primarily intended to result in the sale of Retail B shares) may not exceed 0.65% of the average daily net assets of Retail B shares. Payments to institutions providing services to their customers owning Retail B shares for shareholder liaison and administrative support services may not exceed 0.15% and 0.15%, respectively, of the average daily net assets attributable to shareholders who are customers of such institutions. The Trust is currently limiting payments for shareholder liaison and administrative support to 0.15% of the average daily net assets attributable to shareholders that are customers of such institutions.

                   Galaxy Intermediate Government Income Fund
               Boston 1784 U.S. Government Medium-Term Income Fund
    Notes to Pro Forma Combining Financial Statements (unaudited) (continued)


2.       Portfolio Valuation

The Galaxy Intermediate Government Income Fund's investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees. When, in the judgement of the service, quoted bid prices are readily available and are representative of the bid side of the market, investments are valued at the mean between quoted bid and asked prices. Other investments are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type; indications as to values from dealers and general market conditions. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximated fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Boston 1784 U.S. Government Medium-Term Income Fund uses similar rules for determining portfolio valuation.

3.       Capital Shares

The pro forma net asset value per share assumes the issuance of additional shares of the Galaxy Intermediate Government Income Fund that would have been issued at October 31, 1999 in connection with the proposed reorganization. The pro forma number of shares outstanding of 57,150,514 consists of 27,478,259 shares assumed issued in the reorganization plus 29,672,255 shares of the Galaxy Intermediate Government Income Fund at October 31, 1999.

                     GALAXY RHODE ISLAND MUNICIPAL BOND FUND
                 BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND
            PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                OCTOBER 31, 1999

                 PAR VALUE                 DESCRIPTION                                                 VALUE (NOTE 2)
------------------------------------------------------------------------------------------------------------------------------------
  GALAXY RHODE    BOSTON 1784                                                              GALAXY RHODE   BOSTON 1784
     ISLAND       RHODE ISLAND                                                                ISLAND     RHODE ISLAND
   MUNICIPAL       TAX EXEMPT   PRO FORMA                                                    MUNICIPAL      TAX EXEMPT    PRO FORMA
   BOND FUND      INCOME FUND    COMBINED                                                    BOND FUND     INCOME FUND     COMBINED
------------------------------------------------------------------------------------------------------------------------------------

                  MUNICIPAL SECURITIES - 95.89%

                                           GUAM - 0.85%

   $         -   $ 1,000,000   $ 1,000,000 Guam Power Authority
                                           Revenue, Series A
                                           5.25%, 10/01/11                                  $        -      $ 993,750      $ 993,750
                                                                                         -------------------------------------------

                                           PUERTO RICO - 12.86%

       250,000             -       250,000 Puerto Rico Commonwealth, GO
                                           6.00%, 07/01/16
                                           Insured: MBIA                                       260,000              -        260,000
             -     1,000,000     1,000,000 Puerto Rico Commonwealth, GO
                                           5.75%, 07/01/17
                                           Insured: FSA                                              -      1,002,500      1,002,500
             -     3,500,000     3,500,000 Puerto Rico Commonwealth, GO
                                           Capital Appreciation, Public Improvement
                                           4.85%, 07/01/14 (B)                                       -      1,505,000      1,505,000
       500,000             -       500,000 Puerto Rico Commonwealth, GO
                                           Public Improvement
                                           5.50%, 07/01/12                                     505,000              -        505,000
       500,000             -       500,000 Puerto Rico Commonwealth
                                           Special Tax Revenue, Series A
                                           Infrastructure Finance Authority
                                           5.00%, 07/01/16
                                           Insured: AMBAC                                      461,250              -        461,250
       500,000             -       500,000 Puerto Rico Electric Power Authority
                                           Revenue, Series EE
                                           5.25%, 07/01/15
                                           Insured: MBIA                                       480,625              -        480,625
             -     3,000,000     3,000,000 Puerto Rico Electric Power Authority
                                           Revenue, Series FF
                                           5.25%, 07/01/14
                                           Insured: MBIA                                             -      2,902,500      2,902,500
             -     3,000,000     3,000,000 Puerto Rico Electric Power Authority
                                           Revenue, Series Z
                                           5.50%, 07/01/16                                           -      2,906,250      2,906,250
             -       360,000       360,000 Puerto Rico Industrial Tourist Educational
                                           Medical & Environmental Control Facilities
                                           International American University, Series A
                                           5.25%, 10/01/12
                                           Insured: MBIA                                             -        356,400        356,400
             -     1,550,000     1,550,000 Puerto Rico Industrial Tourist Educational
                                           Medical & Environmental Control Facilities
                                           International American University, Series A
                                           5.38%, 10/01/13
                                           Insured: MBIA                                             -      1,524,812      1,524,812
             -       350,000       350,000 Puerto Rico Industrial Tourist Educational
                                           Medical & Environmental Control Facilities
                                           International American University, Series A
                                           5.50%, 10/01/14
                                           Insured: MBIA                                             -        346,937        346,937
       400,000             -       400,000 Puerto Rico Municipal
                                           Finance Agency, Series A
                                           6.00%, 07/01/14
                                           Insured: FSA                                        416,000              -        416,000
       315,000             -       315,000 Puerto Rico Municipal
                                           Finance Agency, Series A
                                           5.50%, 07/01/17
                                           Insured: FSA                                        307,912              -        307,912
             -     2,000,000     2,000,000 Puerto Rico Public Building Authority
                                           Public Education and Health Facilities, Series M
                                           5.75%, 07/01/15
                                           Insured: CGTD                                             -      2,005,000      2,005,000
                                                                                         -------------------------------------------
                                                                                             2,430,787     12,549,399     14,980,186
                                                                                         -------------------------------------------

                                           RHODE ISLAND - 81.53%

             -     1,080,000     1,080,000 Bristol County Water Authority
                                           Revenue, General, Series A
                                           5.20%, 12/01/13
                                           Insured: MBIA                                             -      1,031,400      1,031,400
             -     1,000,000     1,000,000 Bristol County Water Authority
                                           Revenue, General, Series A
                                           5.20%, 12/01/14
                                           Insured: MBIA                                             -        945,000        945,000
       500,000             -       500,000 Bristol County Water Authority
                                           Revenue, General, Series A
                                           5.00%, 07/01/16
                                           Insured: MBIA                                       447,500              -        447,500
       200,000             -       200,000 Burrillville, GO
                                           5.85%, 05/01/14                                     207,750              -        207,750
                                           Insured: FGIC
             -     1,505,000     1,505,000 Central Falls Detention Facility
                                           Corporate Detention Facility
                                           Donald W. Wyatt Detention Center
                                           Revenue, Series A
                                           5.25%, 01/15/13                                           -      1,420,343      1,420,343
             -     1,000,000     1,000,000 Central Falls Detention Facility
                                           Corporate Detention Facility
                                           Donald W. Wyatt Detention Center
                                           Revenue, Series A
                                           5.38%, 01/15/18                                           -        913,750        913,750
             -     1,000,000     1,000,000 Central Falls Detention Facility
                                           Corporate Detention Facility
                                           Donald W. Wyatt Detention Center
                                           Revenue, Series A
                                           5.38%, 01/15/18
                                           Insured: FSA                                              -        933,750        933,750
             -     1,000,000     1,000,000 Convention Center Authority, Series A
                                           5.50%, 05/15/13
                                           Insured: AMBAC                                            -      1,002,500      1,002,500
       500,000             -       500,000 Convention Center Authority, Series A
                                           6.38%, 05/15/23
                                           Insured: MBIA                                       525,000              -        525,000
             -     1,000,000     1,000,000 Cranston, GO
                                           6.10%, 06/15/10
                                           Insured: MBIA                                             -      1,060,000      1,060,000
             -     1,500,000     1,500,000 Cranston, GO
                                           6.10%, 06/15/15
                                           Insured: MBIA                                             -      1,573,125      1,573,125
             -     1,305,000     1,305,000 Cranston, GO
                                           5.50%, 07/15/15                                           -      1,283,794      1,283,794
                                           Insured: MBIA
             -       500,000       500,000 Cumberland, GO
                                           5.10%, 09/01/14                                           -        470,000        470,000
                                           Insured: MBIA
             -     1,000,000     1,000,000 Exeter West Greenwich
                                           Regional School District, GO
                                           5.40%, 11/15/10
                                           Insured: MBIA                                             -      1,007,500      1,007,500
             -       500,000       500,000 Kent County Water Authority
                                           Revenue, Series A
                                           6.00%, 07/15/08
                                           Insured: MBIA                                             -        523,125        523,125
       500,000             -       500,000 Lincoln, GO
                                           5.50%, 08/15/10
                                           Insured: MBIA                                       507,500              -        507,500
             -     1,100,000     1,100,000 North Providence, GO
                                           6.00%, 07/01/12
                                           Insured: MBIA                                             -      1,159,125      1,159,125
             -       500,000       500,000 North Providence, GO
                                           6.05%, 07/01/13
                                           Insured: MBIA                                             -        526,250        526,250
       300,000             -       300,000 Pawtucket, GO
                                           5.63%, 04/15/07
                                           Insured: FGIC                                       310,875              -        310,875
       400,000             -       400,000 Pawtucket, GO
                                           5.75%, 04/15/11
                                           Insured: FGIC                                       411,000              -        411,000
             -     1,085,000     1,085,000 Providence, GO
                                           5.10%, 01/15/06
                                           Insured: FSA                                              -      1,098,562      1,098,562
       500,000             -       500,000 Providence, GO
                                           5.70%, 01/15/06
                                           Insured: MBIA                                       517,500              -        517,500
       500,000             -       500,000 Providence, GO
                                           5.45%, 01/15/10
                                           Insured: FSA                                        503,750              -        503,750


             -     1,825,000     1,825,000 Providence, GO, Series A
                                           5.70%, 07/15/12
                                           Insured: FSA                                              -      1,859,219      1,859,219
             -       380,000       380,000 Providence, HDC, FHA
                                           Barbara Jordan Apartments
                                           6.50%, 07/01/09
                                           Insured: MBIA, FHA                                        -        396,150        396,150
             -       500,000       500,000 Providence Public Building Authority
                                           Revenue, Series A
                                           5.40%, 12/15/11
                                           Insured: FSA                                              -        496,875        496,875
             -     1,035,000     1,035,000 Providence Public Building Authority
                                           School & Public Facilities Projects, Series A
                                           5.38%, 12/15/11
                                           Insured: AMBAC                                            -      1,025,944      1,025,944
             -       500,000       500,000 Providence Public Building Authority
                                           School & Public Facilities Projects, Series A
                                           5.13%, 12/15/14
                                           Insured: AMBAC                                            -        463,750        463,750
             -     1,500,000     1,500,000 Providence Public Building Authority
                                           School & Public Facilities Projects, Series A
                                           5.25%, 12/15/14
                                           Insured: FSA                                              -      1,413,750      1,413,750
             -     1,000,000     1,000,000 Rhode Island Building Authority
                                           State Public Projects, Revenue, Series A
                                           5.25%, 02/01/10                                           -        991,250        991,250
             -       435,000       435,000 Rhode Island Clean Water
                                           Protection Finance Agency
                                           PCR, Series A
                                           5.88%, 10/01/15
                                           Insured: MBIA                                             -        445,331        445,331
       500,000             -       500,000 Rhode Island Clean Water
                                           Protection Finance Agency
                                           PCR, Series A
                                           5.25%, 10/01/16
                                           Insured: AMBAC                                      463,125              -        463,125
       150,000             -       150,000 Rhode Island Clean Water
                                           Protection Finance Agency
                                           Safe Drinking Water
                                           Providence, Series A
                                           6.20%, 01/01/06
                                           Insured: AMBAC                                      159,000              -        159,000
             -       500,000       500,000 Rhode Island Clean Water
                                           Protection Finance Agency
                                           Safe Drinking Water
                                           Providence, Series A
                                           6.50%, 01/01/09
                                           Insured: AMBAC                                            -        535,000        535,000
       100,000             -       100,000 Rhode Island Clean Water
                                           Protection Finance Agency
                                           Safe Drinking Water
                                           Providence, Series A
                                           6.70%, 01/01/15
                                           Insured: AMBAC                                      106,875              -        106,875

       250,000             -       250,000 Rhode Island Clean Water
                                           Protection Finance Agency
                                           Wastewater Treatment
                                           System, Cranston
                                           5.80%, 09/01/22
                                           Insured: MBIA                                       242,187              -        242,187
             -       500,000       500,000 Rhode Island Depositors
                                           Economic Protection Corp.
                                           SP OB, Series A
                                           6.50%, 08/01/07
                                           Insured: FSA                                              -        543,125        543,125
             -     1,000,000     1,000,000 Rhode Island Depositors
                                           Economic Protection Corp.
                                           SP OB, Series A
                                           5.75%, 08/01/14                                           -      1,016,250      1,016,250
                                           Insured: FSA
             -     1,000,000     1,000,000 Rhode Island Depositors
                                           Economic Protection Corp.
                                           SP OB, Series B
                                           5.80%, 08/01/12
                                           Insured: MBIA                                             -      1,038,750      1,038,750
       500,000             -       500,000 Rhode Island Depositors
                                           Economic Protection Corp.
                                           SP OB, Series A
                                           5.75%, 08/01/21                                     496,875              -        496,875
       250,000             -       250,000 Rhode Island Depositors
                                           Economic Protection Corp.
                                           SP OB, Series B
                                           5.25%, 08/01/21
                                           Insured: MBIA                                       247,187              -        247,187
       200,000             -       200,000 Rhode Island State, GO, Series A
                                           6.10%, 06/15/03
                                           Insured: FGIC                                       210,250              -        210,250
       150,000             -       150,000 Rhode Island State, GO, Series A
                                           6.25%, 06/15/07
                                           Unrefunded
                                           Insured: FGIC                                       158,063              -        158,063
             -     3,000,000     3,000,000 Rhode Island State, GO, Series A
                                           Consolidated Capital Development Loan
                                           5.00%, 07/15/07
                                           Insured: FGIC                                             -      3,003,750      3,003,750
             -     2,580,000     2,580,000 Rhode Island State, GO, Series A
                                           Consolidated Capital Development Loan
                                           5.25%, 09/01/08                                                  2,612,250      2,612,250
             -     1,000,000     1,000,000 Rhode Island State, GO, Series A
                                           Consolidated Capital Development Loan
                                           5.25%, 07/15/10
                                           Insured: FGIC                                             -        998,750        998,750
             -     1,530,000     1,530,000 Rhode Island State, GO, Series A
                                           Consolidated Capital Development Loan
                                           5.00%, 08/01/11                                           -      1,470,713      1,470,713
             -     1,250,000     1,250,000 Rhode Island State, GO, Series A
                                           Consolidated Capital Development Loan
                                           5.20%, 09/01/11
                                           Insured: FGIC                                             -      1,223,437      1,223,437
             -     1,735,000     1,735,000 Rhode Island State, GO, Series A
                                           Consolidated Capital Development Loan
                                           5.13%, 07/15/12
                                           Insured: FGIC                                             -      1,672,106      1,672,106
             -     1,665,000     1,665,000 Rhode Island State, GO, Series A
                                           Consolidated Capital Development Loan
                                           5.00%, 09/01/12                                           -      1,581,750      1,581,750
             -     3,000,000     3,000,000 Rhode Island State, GO, Series A
                                           Consolidated Capital Development Loan
                                           5.13%, 07/15/13
                                           Insured: FGIC                                             -      2,835,000      2,835,000
             -     2,680,000     2,680,000 Rhode Island State, GO, Series A
                                           Consolidated Capital Development Loan
                                           5.00%, 09/01/14                                           -      2,458,900      2,458,900
             -       500,000       500,000 Rhode Island State, GO, Series A
                                           Consolidated Capital Development Loan
                                           5.50%, 09/01/15
                                           Insured: FGIC                                             -        486,875        486,875
             -     2,425,000     2,425,000 Rhode Island State, GO, Series A
                                           Consolidated Capital Development Loan
                                           5.00%, 09/01/16                                           -      2,194,625      2,194,625
       250,000             -       250,000 Rhode Island State EDC
                                           Airport, Series B
                                           5.25%, 07/01/11
                                           Insured: FSA                                        245,625              -        245,625
             -     1,620,000     1,620,000 Rhode Island State EDC
                                           Airport, Series B
                                           5.00%, 07/01/15
                                           Insured: FSA                                              -      1,462,050      1,462,050
       500,000             -       500,000 Rhode Island State EDC
                                           Airport, Series B
                                           5.00%, 07/01/18
                                           Insured: FSA                                        436,250              -        436,250
       250,000             -       250,000 Rhode Island State EDC
                                           Airport, Series B
                                           5.00%, 07/01/23
                                           Insured: FSA                                        214,063              -        214,063
       750,000             -       750,000 Rhode Island State EDC
                                           University of Rhode Island
                                           Steam Generation Facility Project
                                           5.00%, 11/01/19
                                           Insured: FSA                                        653,438              -        653,438
             -     1,215,000     1,215,000 Rhode Island State HEBC
                                           Higher Education Facility
                                           Brown University
                                           4.75%, 09/01/14                                           -      1,095,019      1,095,019
             -     1,000,000     1,000,000 Rhode Island State HEBC
                                           Higher Education Facility
                                           Brown University
                                           5.00%, 09/01/15                                           -        912,500        912,500

             -     1,000,000     1,000,000 Rhode Island State HEBC
                                           Higher Education Facility
                                           Brown University
                                           5.00%, 09/01/16                                           -        902,500        902,500
             -     1,000,000     1,000,000 Rhode Island State HEBC
                                           Higher Education Facility
                                           Brown University
                                           5.00%, 09/01/17                                                    895,000        895,000
       500,000             -       500,000 Rhode Island State HEBC
                                           Higher Education Facility
                                           Brown University
                                           6.00%, 09/01/20                                     507,500              -        507,500
     1,000,000             -     1,000,000 Rhode Island State HEBC
                                           Higher Education Facility
                                           Brown University
                                           5.00%, 09/01/23                                     858,750              -        858,750
       275,000             -       275,000 Rhode Island State HEBC
                                           Higher Education Facility
                                           Bryant College, SP OB
                                           6.50%, 06/01/05
                                           Insured: MBIA                                       290,813              -        290,813
             -       400,000       400,000 Rhode Island State HEBC
                                           Higher Education Facility
                                           New England Institute
                                           5.90%, 03/01/10
                                           Insured: Connie Lee                                       -        405,000        405,000
       475,000             -       475,000 Rhode Island State HEBC
                                           Higher Education Facility
                                           New England Institute
                                           6.00%, 03/01/15
                                           Insured: Connie Lee                                 482,719              -        482,719
       300,000             -       300,000 Rhode Island State HEBC
                                           Higher Education Facility
                                           Providence College
                                           5.60%, 11/01/09
                                           Insured: MBIA                                       304,500              -        304,500
       500,000     2,000,000     2,500,000 Rhode Island State HEBC
                                           Higher Education Facility
                                           Rhode Island School of Design
                                           5.63%, 06/01/16
                                           Insured: MBIA                                       490,625      1,960,000      2,450,625
             -     2,000,000     2,000,000 Rhode Island State HEBC
                                           Higher Education Facility
                                           Roger Williams
                                           5.13%, 11/15/14
                                           Insured: AMBAC                                            -      1,845,000      1,845,000
             -     1,000,000     1,000,000 Rhode Island State HEBC
                                           Higher Education Facility
                                           Roger Williams
                                           5.25%, 11/15/16
                                           Insured: Connie Lee                                       -        925,000        925,000
             -     1,000,000     1,000,000 Rhode Island State HEBC
                                           Higher Education Facility
                                           Roger Williams
                                           5.00%, 11/15/18
                                           Insured: AMBAC                                            -        870,000        870,000
       325,000             -       325,000 Rhode Island State HEBC
                                           Higher Education Facility
                                           Roger Williams
                                           6.50%, 11/15/24
                                           Insured: Connie Lee                                 349,375              -        349,375
       260,000             -       260,000 Rhode Island State HEBC
                                           Higher Education Facility
                                           Salve Regina
                                           6.25%, 03/15/13
                                           Insured: Connie Lee                                 270,725              -        270,725
             -       180,000       180,000 Rhode Island State HEBC
                                           Higher Education Facility
                                           Unrefunded
                                           6.50%, 11/15/08
                                           Insured: Connie Lee                                       -        189,000        189,000
       175,000             -       175,000 Rhode Island State HEBC
                                           Higher Education Facility
                                           Unrefunded
                                           6.50%, 11/15/24
                                           Insured: Connie Lee                                 185,063              -        185,063
             -       500,000       500,000 Rhode Island State HEBC
                                           Kent Memorial Hospital
                                           7.00%, 07/01/10
                                           Insured: MBIA                                             -        524,375        524,375

             -     2,000,000     2,000,000 Rhode Island State HEBC
                                           Landmark Medical Center
                                           5.60%, 10/01/12
                                           Insured: FSA                                              -      2,005,000      2,005,000
       500,000             -       500,000 Rhode Island State HEBC
                                           Miriam Hospital
                                           Series B
                                           6.60%, 04/01/19                                     539,375              -        539,375
             -     1,045,000     1,045,000 Rhode Island State HEBC
                                           Roger Williams Hospital
                                           5.40%, 07/01/13                                           -        940,500        940,500
             -     1,000,000     1,000,000 Rhode Island State HEBC
                                           Roger Williams Hospital
                                           5.50%, 07/01/18                                           -        850,000        850,000
       300,000             -       300,000 Rhode Island State HEBC
                                           Saint Antoine
                                           6.75%, 11/15/18
                                           LOC: Allied Irish Banks NY                          328,500              -        328,500
       300,000             -       300,000 Rhode Island State HMFC
                                           Homeownership Opportunity
                                           Series 17-A
                                           6.25%, 04/01/17                                     303,375              -        303,375
             -       885,000       885,000 Rhode Island State HMFC
                                           Homeownership Opportunity
                                           Series E-1, AMT
                                           7.50%, 10/01/11
                                           Insured: FHA                                              -        917,081        917,081
             -     2,000,000     2,000,000 Rhode Island State HMFC
                                           Homeownership Opportunity
                                           Series 13
                                           6.70%, 10/01/15                                           -      2,052,500      2,052,500
       500,000     1,500,000     2,000,000 Rhode Island State HMFC
                                           Homeownership Opportunity
                                           Series 19-A
                                           5.70%, 04/01/15                                     488,125      1,460,625      1,948,750
       500,000       500,000     1,000,000 Rhode Island State HMFC
                                           Homeownership Opportunity
                                           Series 22-A
                                           5.55%, 04/01/17                                     476,875        475,625        952,500
             -     2,240,000     2,240,000 Rhode Island State HMFC
                                           Homeownership Opportunity
                                           Series 27-B, AMT
                                           5.15%, 10/01/12
                                           Insured: GNMA/FNMA                                        -      2,102,800      2,102,800
       500,000             -       500,000 Rhode Island State HMFC
                                           Homeownership Opportunity
                                           Series 29-A
                                           5.05%, 10/01/15
                                           Insured: FHA                                        452,500              -        452,500
             -     2,000,000     2,000,000 Rhode Island State HMFC
                                           Homeownership Opportunity
                                           Series 30-A
                                           4.90%, 10/01/14
                                           Insured: GNMA/FNMA                                        -      1,832,500      1,832,500
       500,000             -       500,000 Rhode Island State HMFC
                                           Multifamily Housing
                                           Series A
                                           5.60%, 07/01/10
                                           Insured: AMBAC                                      505,000              -        505,000
       500,000             -       500,000 Rhode Island State HMFC
                                           Multifamily Housing
                                           Series A
                                           6.15%, 07/01/17
                                           Insured: AMBAC                                      509,375              -        509,375
       250,000     1,000,000     1,250,000 Rhode Island State HMFC
                                           Rental Housing Program
                                           Series A
                                           5.65%, 10/01/07                                     251,562      1,003,750      1,255,312
             -       500,000       500,000 Rhode Island State
                                           Industrial Facilities Corp., Revenue, AMT
                                           CRE Corp. Project
                                           6.50%, 03/01/14
                                           LOC:  Fleet Bank                                          -        510,000        510,000
       500,000     2,250,000     2,750,000 Rhode Island State
                                           Industrial Facilities Corp., Revenue
                                           Marine Terminal, Mobil Oil Refining
                                           6.00%, 11/01/14                                     527,500      2,370,938      2,898,438
             -     1,000,000     1,000,000 Rhode Island State
                                           Turnpike and Bridge Authority, Revenue
                                           5.00%, 12/01/11                                           -        930,000        930,000
             -     2,130,000     2,130,000 Rhode Island State
                                           Turnpike and Bridge Authority, Revenue
                                           5.35%, 12/01/17                                           -      1,956,938      1,956,938

       100,000             -       100,000 South Kingstown, GO, Series B
                                           5.50%, 06/15/10
                                           Insured: FSA                                        101,625              -        101,625
             -     1,180,000     1,180,000 Warwick, GO
                                           Series A
                                           5.00%, 03/01/15
                                           Insured: FGIC                                             -      1,084,125      1,084,125
             -     1,205,000     1,205,000 Warwick, GO
                                           Series A
                                           5.00%, 03/01/16
                                           Insured: FGIC                                             -      1,093,538      1,093,538
       140,000             -       140,000 Westerly, GO
                                           6.00%, 09/15/14
                                           Insured: AMBAC                                      146,650              -        146,650
       300,000             -       300,000 Woonsocket, GO
                                           4.75%, 12/15/16
                                           Insured: FGIC                                       262,125              -        262,125
                                                                                         -------------------------------------------
                                                                                            15,696,470     79,283,138     94,979,608
                                                                                         -------------------------------------------
                                           TEXAS - 0.24%
       450,000             -       450,000 Lubbock Independent
                                           School District, GO
                                           Capital Appreciation
                                           6.10%, 02/15/09 (A)                                 275,062              -        275,062
                                                                                         -------------------------------------------

                                           WASHINGTON - 0.41%
     1,000,000             -     1,000,000 Seattle, GO, Series E
                                           4.85%, 12/15/12 (A)                                 478,750              -        478,750
                                                                                         -------------------------------------------

                                           TOTAL MUNICIPAL SECURITIES                       18,881,069     92,826,287    111,707,356
                                                                                         -------------------------------------------

                REPURCHASE AGREEMENT - 2.51%

                                           Repurchase Agreement with
             -     2,923,403     2,923,403 Lehman Brothers
                                           5.18%, 11/01/99, dated 10/29/99                           -      2,923,403      2,923,403

                                                                                         -------------------------------------------
                                           TOTAL REPURCHASE AGREEMENT                                -      2,923,403      2,923,403
                                                                                         -------------------------------------------
                   SHARES
-------------------------------------------

                INVESTMENT COMPANY - 0.23%

       270,234             -       270,234 Federated Tax-Free Obligations Fund                 270,234              -        270,234

                                                                                         -------------------------------------------
                                           TOTAL INVESTMENT COMPANY                            270,234              -        270,234
                                                                                         -------------------------------------------

               TOTAL INVESTMENTS - 98.63%
                    (Cost $19,614,554, $99,711,194, and $119,325,748)                       19,151,303     95,749,690    114,900,993
                                                                                         ===========================================

               NET OTHER ASSETS AND LIABILITIES - 1.37%                                        681,961        917,840      1,599,801
                                                                                         ===========================================

               NET ASSETS - 100.00%                                                       $ 19,833,264   $ 96,667,530  $ 116,500,794
                                                                                         ===========================================


(A) -- Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.
(B) -- Zero Coupon Bond. Rate shown reflects effective yield at time of issue.
AMBAC -- American Municipal Bond Assurance Corp.
AMT -- Alternate Minimum Tax
CGTD -- Commonwealth Guaranteed
Connie Lee -- College Construction Loan Association
EDC -- Economic Development Corp.
FGIC -- Federal Guaranty Insurance Corp.
FHA -- Federal Housing Authority
FNMA -- Federal National Mortgage Association
FSA -- Financial Security Assurance Company
GNMA -- Government National Mortgage Association
GO -- General Obligation
HDC -- Housing Development Corp.
HEBC -- Health and Educational Building Corp.
HMFC -- Housing and Mortgage Finance Corp.
MBIA -- Municipal Bond Investors Assurance
PCR -- Pollution Control Revenue
SP OB -- Special Obligation

                   See Notes to Pro Forma Financial Statements

                     GALAXY RHODE ISLAND MUNICIPAL BOND FUND
                 BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND
       PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                OCTOBER 31, 1999

                                                              -------------------------------------------------------------------
                                                                   GALAXY RHODE    BOSTON 1784
                                                                       ISLAND      RHODE ISLAND                      PRO FORMA
                                                                     MUNICIPAL       TAX EXEMPT    PRO FORMA         COMBINED
                                                                     BOND FUND      INCOME FUND    ADJUSTMENTS        (NOTE 1)
                                                              -------------------------------------------------------------------
ASSETS:
      Investments
          Investments at cost                                     $ 19,614,554     $ 96,787,791    $           -   $ 116,402,345
          Repurchase agreements                                              -        2,923,403                -       2,923,403
          Net unrealized (depreciation)                               (463,251)      (3,961,504)               -      (4,424,755)
                                                              -------------------------------------------------------------------
              Total Investments at Value                            19,151,303       95,749,690                -     114,900,993

      Cash                                                               5,418                2                -           5,420
      Receivable for investments sold                                  446,626                -                -         446,626
      Receivable for shares sold                                        34,486                -                -          34,486
      Interest and dividends receivable                                297,353        1,370,966                -       1,668,319
                                                              -------------------------------------------------------------------
              Total Assets                                          19,935,186       97,120,658                -     117,055,844

LIABILITIES:
      Dividends payable                                                 76,995          376,508                -         453,503
      Advisory fee payable                                               6,258           54,527                -          60,785
      Administration fee payable                                         4,649            5,354                -          10,003
      Trustees' fees and expenses payable                                  976              188                -           1,164
      Accrued expenses and other payables                               13,044           16,551                -          29,595
                                                              -------------------------------------------------------------------
              Total Liabilities                                        101,922          453,128                -         555,050

NET ASSETS                                                        $ 19,833,264     $ 96,667,530    $           -   $ 116,500,794
                                                              ===================================================================

NET ASSETS CONSISTS OF:
      Paid-in capital                                             $ 20,383,782    $ 100,225,868    $           -   $ 120,609,650
      (Overdistributed) net investment income                          (11,177)             (12)               -         (11,189)
      Accumulated net realized gain (loss) on investments sold         (76,090)         403,178                -         327,088
      Net unrealized (depreciation) of investments                    (463,251)      (3,961,504)               -      (4,424,755)
                                                              -------------------------------------------------------------------
TOTAL NET ASSETS                                                  $ 19,833,264     $ 96,667,530    $           -   $ 116,500,794
                                                              ===================================================================

Net Assets by Class:
          Retail A Shares                                         $ 19,833,264        N/A          $           -   $  19,833,264
                                                              ===================================================================
          Trust Shares / Shares                                      N/A             96,667,530      (15,466,805)     81,200,725
                                                              ===================================================================
          BKB Shares                                                 N/A              N/A             15,466,805      15,466,805
                                                              ===================================================================

Shares of beneficial interest outstanding:
          Retail A Shares                                            1,914,494        N/A                      -       1,914,494
                                                              ===================================================================
          Trust Shares / Shares                                      N/A              9,736,602       (1,898,694)      7,837,908
                                                              ===================================================================
          BKB Shares                                                 N/A              N/A              1,492,935       1,492,935
                                                              ===================================================================

Net Asset Value - Retail A Shares                                $      10.36         N/A                          $       10.36
                                                              ===================================================================
Net Asset Value - Trust Shares / Shares                              N/A           $       9.93                    $       10.36
                                                              ===================================================================
Net Asset Value -  BKB Shares                                        N/A              N/A                          $       10.36
                                                              ===================================================================

                   See Notes to Pro Forma Financial Statements

                     GALAXY RHODE ISLAND MUNICIPAL BOND FUND
                 BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND
             PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                                OCTOBER 31, 1999

                                                              -------------------------------------------------------------------
                                                                   GALAXY RHODE    BOSTON 1784
                                                                       ISLAND      RHODE ISLAND                      PRO FORMA
                                                                     MUNICIPAL       TAX EXEMPT    PRO FORMA         COMBINED
                                                                     BOND FUND      INCOME FUND    ADJUSTMENTS        (NOTE 1)
                                                              -------------------------------------------------------------------
Investment Income:
      Interest Income                                           $ 1,121,025     $ 5,073,612         $      -         $ 6,194,637
      Dividend Income                                                10,674               -                -              10,674
                                                             --------------------------------------------------------------------
          Total Investment Income                                 1,131,699       5,073,612                -           6,205,311
                                                             --------------------------------------------------------------------


Expenses:
      Investment Advisory Fees                                      162,771         715,825            9,659  (a)        888,255
      Administrative Fees                                            16,327          63,753            1,364  (a)         81,444
      Custodian Fee                                                  10,832           6,077                -              16,909
      Fund Accounting Fee                                            32,039             969           18,796  (a)         51,804
      Professional Fees                                              13,776           8,157           (5,756) (b)         16,177
      Trustee Fees                                                      403           2,547           (1,000) (b)          1,950
      Amortization of Deferred Organization Cost                      3,439               -                -               3,439
      Reports to Shareholders                                         2,977           6,880           (3,000) (b)          6,857
      Miscellaneous Expenses                                         12,600          14,003                -              26,603
                                                             --------------------------------------------------------------------
          Subtotal                                                  255,164         818,211           20,063           1,093,438

      Transfer Agent Fee
          Retail A Shares                                             5,100               -                -               5,100
          Trust Shares / Shares                                           -          26,920          (26,905) (a)             15
          BKB Shares                                                      -               -            3,114  (a)          3,114
      Shareholder Services Fee & 12B-1 Fee
          Retail A Shares                                                 -               -                -                   -
          Trust Shares / Shares                                           -         241,826         (241,826) (a)              -
          BKB Shares                                                      -               -                -                   -
                                                             --------------------------------------------------------------------
          Total Expenses before reimbursement/waiver                260,264       1,086,957         (245,554)          1,101,667

Less Waiver/Reimbursements
      Fund Level Waivers                                            (86,559)        (71,275)         (79,034) (c)       (236,868)
      Class Specific Waivers/Reimbursements
          Retail A Shares                                                 -               -                -                   -
          Trust Shares / Shares                                           -        (241,826)         241,826  (c)              -
          BKB Shares                                                      -               -                -                   -
                                                             --------------------------------------------------------------------
               Total Waivers/Reimbursements                         (86,559)       (313,101)         162,792            (236,868)

      Net Expenses                                                  173,705         773,856          (82,762)            864,799
                                                             --------------------------------------------------------------------

Net Investment Income                                               957,994       4,299,756           82,762           5,340,512
                                                             --------------------------------------------------------------------

Net Realized Gain/(Loss) on Investments                             (76,090)        403,437                -             327,347
Net Change in Unrealized (Depreciation) on Investments           (1,483,777)     (7,495,685)               -          (8,979,462)
                                                             --------------------------------------------------------------------

Net Realized and Unrealized (Loss) on Investments                (1,559,867)     (7,092,248)               -          (8,652,115)
                                                             --------------------------------------------------------------------

Net (Decrease) in Net Assets Resulting from Operations           $ (601,873)   $ (2,792,492)        $ 82,762        $ (3,311,603)
                                                             ====================================================================

(a) Reflects adjustment to the acquiring fund contractual fee level.
(b) Reflects expected savings when the two funds become one.
(c) Reflects adjustment to the acquiring fund's voluntary expense limitation.

                   See Notes to Pro Forma Financial Statements

                     Galaxy Rhode Island Municipal Bond Fund
                 Boston 1784 Rhode Island Tax-Exempt Income Fund
          Notes to Pro Forma Combining Financial Statements (unaudited)


1.    Basis of Combination

The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. As of October 31, 1999, the Trust offered twenty-nine managed investment portfolios. The unaudited Pro Forma Combining Portfolio of Investments and the unaudited Pro Forma Statement of Assets and Liabilities assumes the exchange described in the next paragraph occurred as of October 31, 1999 and the unaudited Pro Forma Combining Statement of Operations assumes the exchange occurred as of November 1, 1998. These statements have been derived from books and records utilized in calculating the net asset value of each fund at October 31, 1999 and for the twelve-month period then ended.

The pro forma statements give effect to the proposed transfer of substantially all of the assets and stated liabilities of the Boston 1784 Rhode Island Tax-Exempt Income Fund in exchange for Trust and BKB shares of Galaxy Rhode Island Municipal Bond Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Boston 1784 Rhode Island Tax-Exempt Income Fund for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization.

The unaudited Pro Forma Combining Financial Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

For the twelve-month period ended October 31, 1999, the Galaxy Rhode Island Municipal Bond Fund's investment advisory fee was computed based on the annual rate of 0.75% of its average daily net assets. The administration fee was computed based on the annual rate of 0.09% of the first $2.5 billion of the Trust's combined average daily net assets, 0.085% of the next $2.5 billion, 0.075% of the next $7 billion, 0.065% of the next $3 billion, 0.06% of the next $3 billion, and 0.0575% of the combined average daily net assets in excess of $18 billion, and was allocated to each fund based on the relative net assets of the Trust.

The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A, BKB and Trust Shares of the funds to compensate certain institutions providing administrative and support services to their customers who own such shares. Currently, the Services Plan has not been implemented for the Trust shares. Under the Services Plan, aggregate payments may not exceed 0.30% of the average daily net assets of Retail A or BKB shareholders who are customers of such institutions. Currently, the Trust, under the direction of the Board of Trustees, is limiting such payments to 0.15% of the average daily net assets of Retail A or BKB shareholders who are customers of such institutions. No fees were charged under the Services Plan with respect to the Galaxy Rhode Island Municipal Bond fund for the twelve-month period ended October 31, 1999.

                     Galaxy Rhode Island Municipal Bond Fund
                 Boston 1784 Rhode Island Tax-Exempt Income Fund
    Notes to Pro Forma Combining Financial Statements (unaudited) (continued)


2.    Portfolio Valuation

The Galaxy Rhode Island Municipal Bond Fund's investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees. When, in the judgement of the service, quoted bid prices are readily available and are representative of the bid side of the market, investments are valued at the mean between quoted bid and asked prices. Other investments are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type; indications as to values from dealers and general market conditions. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximated fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Boston 1784 Rhode Island Tax-Exempt Income Fund uses similar rules for determining portfolio valuation.

3.    Capital Shares

The pro forma net asset value per share assumes the issuance of additional shares of the Galaxy Rhode Island Municipal Bond Fund that would have been issued at October 31, 1999 in connection with the proposed reorganization. The pro forma number of shares outstanding of 11,245,337 consists of 9,330,843 shares assumed issued in the reorganization plus 1,914,494 shares of the Galaxy Rhode Island Municipal Bond Fund at October 31, 1999.

                          GALAXY ASSET ALLOCATION FUND
                        BOSTON 1784 ASSET ALLOCATION FUND
            PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                OCTOBER 31, 1999

                   SHARES                   DESCRIPTION                                               VALUE (NOTE 2)
------------------------------------------------------------------------------------------------------------------------------------
                 BOSTON 1784                                                                           BOSTON 1784
 GALAXY ASSET       ASSET                                                               GALAXY ASSET       ASSET
   ALLOCATION    ALLOCATION     PRO FORMA                                                 ALLOCATION    ALLOCATION     PRO FORMA
     FUND           FUND        COMBINED                                                     FUND          FUND         COMBINED
------------------------------------------------------------------------------------------------------------------------------------


                COMMON STOCKS - 52.60%

                                            TECHNOLOGY - 13.26%

              -         3,200         3,200 ADC Telecommunications, Inc.                 $          -      $ 152,600   $    152,600
        100,000             -       100,000 America On Line, Inc.                          12,968,750              -     12,968,750
              -         7,300         7,300 Analog Devices, Inc.                                    -        387,812        387,812
        180,000             -       180,000 Automatic Data Processing, Inc.                 8,673,750              -      8,673,750
        230,000        15,000       245,000 Boston Scientific Corp.                         4,628,750        301,875      4,930,625
        240,000         8,700       248,700 Cisco Systems, Inc.                            17,760,000        643,800     18,403,800
        130,000             -       130,000 Comcast Corp.                                   5,476,250              -      5,476,250
        150,000             -       150,000 Dell Computer Corp                              6,018,750              -      6,018,750
              -           700           700 Doubleclick, Inc.                                       -         98,000         98,000
              -         4,800         4,800 DST Systems, Inc.                                       -        305,700        305,700
              -         4,000         4,000 Electronic Data Systems                                 -        234,000        234,000
        180,000             -       180,000 EMC Corp.                                      13,140,000              -     13,140,000
         90,000             -        90,000 Hewlett-Packard Co.                             6,665,625              -      6,665,625
        140,000         4,100       144,100 Intel Corp.                                    10,841,250        317,493     11,158,743
              -         2,800         2,800 International Business Machines Corp.                   -        275,450        275,450
        160,000        17,000       177,000 Lucent Technologies, Inc.                      10,280,000      1,092,250     11,372,250
         50,000         4,350        54,350 Microsoft Corp.                                 4,628,125        402,647      5,030,772
              -         3,200         3,200 Motorola, Inc.                                          -        311,800        311,800
              -         4,100         4,100 Nippon Telegraph & Telephone Corp., ADR                 -        317,237        317,237
              -         1,150         1,150 Nokia Corp., ADR                                        -        132,897        132,897
              -         4,401         4,401 NTL, Inc.                                               -        331,688        331,688
              -         1,100         1,100 STMicroelectronics N.V., New York Shares                -         99,962         99,962
              -         2,150         2,150 Texas Instruments, Inc.                                 -        192,962        192,962
              -         4,800         4,800 Vitesse Semiconductor Corp.                             -        220,200        220,200
              -           675           675 Yahoo, Inc.                                             -        120,867        120,867
                                                                                        --------------------------------------------
                                                                                          101,081,250      5,939,240    107,020,490
                                                                                        --------------------------------------------

                                            CONSUMER STAPLES - 12.69%

              -         1,500         1,500 Allergan, Inc.                                          -        161,062        161,062
              -         1,950         1,950 Amgen, Inc.                                             -        155,512        155,512
        190,000             -       190,000 Becton Dickinson & Co.                          4,821,250              -      4,821,250
        130,000             -       130,000 Bestfoods                                       7,637,500              -      7,637,500
              -         2,400         2,400 Cardinal Health, Inc.                                   -        103,500        103,500
        250,000         3,100       253,100 Coca-Cola Enterprises, Inc.                     6,390,625        182,900      6,573,525
              -         4,400         4,400 Colgate Palmolive Co.                                   -        266,200        266,200
              -         3,900         3,900 Costco Wholesale Corp.                                  -        313,219        313,219
        165,000         4,400       169,400 CVS Corp.                                       7,167,188        191,125      7,358,313
        250,000        12,000       262,000 Elan Corp. Plc, ADR                             6,437,500        309,000      6,746,500
        120,000             -       120,000 Forest Laboratories, Inc.                       5,505,000              -      5,505,000
         80,000         6,900        86,900 Genzyme Corp.                                   3,060,000        263,925      3,323,925
        110,000             -       110,000 Gillette Co.                                    3,980,625              -      3,980,625
              -         9,350         9,350 Johnson & Johnson Co.                                   -        979,412        979,412
        100,000             -       100,000 Lilly (Eli) & Co.                               6,887,500              -      6,887,500
        200,000             -       200,000 McDonald's Corp.                                8,250,000              -      8,250,000
              -         3,950         3,950 Mediaone Group, Inc.                                    -        280,697        280,697
              -           600           600 Medimmune, Inc.                                         -         67,200         67,200
              -         8,000         8,000 Medtronic, Inc.                                         -        277,000        277,000
        120,000        12,700       132,700 Merck & Co., Inc.                               9,547,500      1,010,444     10,557,944
              -         6,400         6,400 Nestle S.A., ADR                                        -        617,428        617,428
        180,000             -       180,000 PepsiCo, Inc.                                   6,243,750              -      6,243,750
        180,000         7,200       187,200 Pfizer, Inc.                                    7,110,000        284,400      7,394,400
         50,000         6,750        56,750 Procter & Gamble Co.                            5,243,750        707,906      5,951,656
              -         1,700         1,700 Schering-Plough Corp.                                   -         84,150         84,150

              -        17,500        17,500 Sysco Corp., ADR                                        -        672,656        672,656
         80,000         2,700        82,700 Warner-Lambert Co.                              6,385,000        215,494      6,600,494
                                                                                        --------------------------------------------
                                                                                           94,667,188      7,143,230    101,810,418
                                                                                        --------------------------------------------

                                            FINANCE - 8.88%

              -         3,000         3,000 AFLAC, Inc.                                             -        153,375        153,375
              -         1,300         1,300 American Express Co.                                    -        200,200        200,200
        151,250        15,525       166,775 American International Group, Inc.             15,569,297      1,598,105     17,167,402
         89,998             -        89,998 Associates First Capital Corp.                  3,284,927              -      3,284,927
              -         9,800         9,800 AXA Financial, Inc.                                     -        314,212        314,212
              -         3,900         3,900 Bank of America Corp.                                   -        251,063        251,063
         42,000             -        42,000 Bank One Corp.                                  1,577,625              -      1,577,625
         85,000             -        85,000 Chase Manhattan Corp.                           7,426,875              -      7,426,875
        260,000        10,500       270,500 Citigroup, Inc.                                14,072,500        568,312     14,640,812
        130,000         3,000       133,000 Fannie Mae                                      9,197,500        212,250      9,409,750
        120,000             -       120,000 Hartford Financial                                      -              -
              -             -               Services Group, Inc.                            6,217,500              -      6,217,500
        100,000             -       100,000 Washington Mutual, Inc.                         3,593,750              -      3,593,750
        120,000        26,700       146,700 Wells Fargo & Co.                               5,745,000      1,278,262      7,023,262
              -         3,300         3,300 XLCapital Ltd.                                          -        177,168        177,168
                                                                                        --------------------------------------------
                                                                                           66,684,974      4,752,947     71,437,921
                                                                                        --------------------------------------------

                                            ENERGY - 4.35%

        160,000             -       160,000 Anadarko Petrolum Co.                           4,930,000              -      4,930,000
              -         2,500         2,500 Apache Corp.                                            -         97,500         97,500
              -        14,500        14,500 Baker Hughes, Inc.                                      -        405,094        405,094
              -         2,500         2,500 Burlington Resources, Inc.                              -         87,188         87,188
         40,000             -        40,000 Chevron Corp.                                   3,652,500              -      3,652,500
              -         3,400         3,400 Exxon Corp.                                             -        251,812        251,812
        200,000             -       200,000 Halliburton Co.                                 7,537,500              -      7,537,500
              -         1,600         1,600 Kerr-McGee Corp.                                        -         86,000         86,000
         80,000         6,000        86,000 Mobil Corp.                                     7,720,000        579,000      8,299,000
        150,000         9,500       159,500 Schlumberger, Ltd.                              9,084,375        575,344      9,659,719
                                                                                        --------------------------------------------
                                                                                           32,924,375      2,081,938     35,006,313
                                                                                        --------------------------------------------

                                            CONSUMER CYCLICAL - 4.24%

        100,000             -       100,000 Black & Decker (The), Corp.                     4,300,000              -      4,300,000
              -         2,650         2,650 Circuit City Stores, Inc.                               -        113,122        113,122
              -         2,150         2,150 Clear Channel Communications, Inc.                      -        172,806        172,806
              -         9,600         9,600 Comcast Corp.                                           -        404,400        404,400
         80,000             -        80,000 Dayton Hudson Corp.                             5,170,000              -      5,170,000
              -         4,400         4,400 Estee Lauder Cos.                                       -        205,150        205,150
              -         1,500         1,500 Gannett Co.                                             -        115,687        115,687
        220,000         3,300       223,300 Home Depot, Inc.                               16,610,000        249,150     16,859,150
              -         6,000         6,000 Kroger Co.                                              -        124,875        124,875
              -         6,100         6,100 Mattel, Inc.                                            -         81,587         81,587
              -         2,400         2,400 New York Times Co.                                      -         96,600         96,600
              -         2,650         2,650 Omnicom Group, Inc.                                     -        233,200        233,200
              -         5,200         5,200 Time Warner, Inc.                                       -        362,375        362,375
              -         6,650         6,650 Tyco International Ltd.                                 -        265,584        265,584
              -         9,500         9,500 WalMart Stores, Inc.                                    -        538,531        538,531
        200,000             -       200,000 Walgreen Co.                                    5,037,500              -      5,037,500
                                                                                        --------------------------------------------
                                                                                           31,117,500      2,963,067     34,080,567
                                                                                        --------------------------------------------

                     CAPITAL GOODS AND CONSTRUCTION - 3.09%

         50,000         3,050        53,050 AlliedSignal, Inc.                              2,846,875        173,659      3,020,534
        170,000             -       170,000 Boeing Co.                                      7,830,625              -      7,830,625
              -         6,900         6,900 Dii Group Inc.                                          -        248,400        248,400
         90,000         7,850        97,850 General Electric Co.                           12,200,625      1,064,166     13,264,791
              -         1,200         1,200 Mannesmann AG ADR                                       -        185,027        185,027
              -         5,500         5,500 Molex, Inc.                                             -        200,750        200,750
              -         2,650         2,650 Southdown, Inc.                                         -        128,028        128,028
                                                                                        --------------------------------------------
                                                                                           22,878,125      2,000,030     24,878,155
                                                                                        --------------------------------------------


                                            UTILITIES - 2.94%

              -         4,100         4,100 AES Corp.                                               -        231,394        231,394
              -         3,350         3,350 ALLTEL Corp.                                            -        278,888        278,888
              -         5,050         5,050 Century Telephone Enterprises, Inc.                     -        204,209        204,209
              -         4,700         4,700 El Paso Energy Corp.                                    -        192,700        192,700
              -         2,100         2,100 Nextlink Communications, Inc.                           -        125,606        125,606
        180,000         2,900       182,900 MCI WorldCom, Inc.                             15,446,250        248,856     15,695,106
        125,000        11,400       136,400 SBC Communications, Inc.                        6,367,187        580,688      6,947,875
                                                                                        --------------------------------------------
                                                                                           21,813,437      1,862,341     23,675,778
                                                                                        --------------------------------------------

                                            TRANSPORTATION - 1.67%

        100,000             -       100,000 AMR Corp.                                       6,350,000              -      6,350,000
              -         1,500         1,500 FDX Corp.                                               -         64,594         64,594
              -         4,100         4,100 General Motors Corp.                                    -        298,531        298,531
        400,000             -       400,000 Southwest Airlines Co.                          6,725,000              -      6,725,000
                                                                                        --------------------------------------------
                                                                                           13,075,000        363,125     13,438,125
                                                                                        --------------------------------------------

                                            BASIC MATERIALS - 1.33%

              -           900           900 Alcoa, Inc.                                             -         54,675         54,675
              -         2,100         2,100 Georgia Pacific Corp.                                   -         83,344         83,344
        100,000             -       100,000 Sonoco Products Co.                             2,400,000              -      2,400,000
        200,000             -       200,000 Tyco International, Ltd.                        7,987,500              -      7,987,500
              -         2,500         2,500 Weyerhaeuser Co.                                        -        149,219        149,219
                                                                                        --------------------------------------------
                                                                                           10,387,500        287,238     10,674,738
                                                                                        --------------------------------------------

                                            BROADCASTING - 0.15%

              -        12,000        12,000 AT&T Corp., Liberty Media Group                         -        476,250        476,250
              -         5,100         5,100 SBS Broadcasting                                        -        186,788        186,788
              -         5,600         5,600 Rogers Communications                                   -        112,700        112,700
              -         2,600         2,600 Telewest Communications PLC, ADR                        -        114,400        114,400
              -         2,700         2,700 Telewest Communications PLC Rights                      -              -              -
              -           400           400 United Global Communications, Inc.                      -         34,800         34,800
              -         2,950         2,950 Univision Communications                                -        250,934        250,934
                                                                                        --------------------------------------------
                                                                                                           1,175,872      1,175,872
                                                                                        --------------------------------------------

                                            TOTAL COMMON STOCKS                           394,629,349     28,569,028    423,198,377
                                                                                        --------------------------------------------


                 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 22.10%

                  PAR VALUE
--------------------------------------------
                                            U.S. TREASURY BONDS - 8.13%

    $ 1,500,000           $ -   $ 1,500,000 7.63%, 02/15/07                                 1,547,310              -      1,547,310
      4,200,000             -     4,200,000 12.00%, 08/15/13                                5,757,948              -      5,757,948
      6,450,000             -     6,450,000 7.50%, 11/15/16                                 7,115,382              -      7,115,382
      6,220,000             -     6,220,000 8.88%, 08/15/17                                 7,755,531              -      7,755,531
      2,500,000             -     2,500,000 8.88%, 02/15/19                                 3,143,800              -      3,143,800
      1,000,000             -     1,000,000 8.13%, 08/15/19                                 1,178,090              -      1,178,090
        750,000             -       750,000 8.50%, 02/15/20                                   916,635              -        916,635
      6,000,000             -     6,000,000 8.75%, 05/15/20                                 7,510,320              -      7,510,320
      6,200,000             -     6,200,000 7.88%, 02/15/21                                 7,166,642              -      7,166,642
      5,900,000             -     5,900,000 8.13%, 08/15/21                                 7,000,232              -      7,000,232
      3,250,000             -     3,250,000 7.63%, 11/15/22                                 3,691,968              -      3,691,968
      2,850,000       300,000     3,150,000 7.13%, 02/15/23                                 3,072,613        323,244      3,395,857
      3,500,000       150,000     3,650,000 6.13%, 11/15/27                                 3,379,600        144,746      3,524,346
      2,775,000     1,390,000     4,165,000 5.25%, 11/15/28                                 2,385,501      1,194,024      3,579,525
      2,245,000       200,000     2,445,000 5.25%, 02/15/29                                 1,944,799        173,130      2,117,929
                                                                                        --------------------------------------------
                                                                                           63,566,371      1,835,144     65,401,515
                                                                                        --------------------------------------------


                                            U.S. TREASURY NOTES - 5.22%

              -       200,000       200,000 5.50%, 04/15/00                                         -        200,076        200,076
              -        25,000        25,000 6.25%, 05/31/00                                         -         25,118         25,118
              -       400,000       400,000 6.13%, 07/31/00                                         -        401,764        401,764
              -       590,000       590,000 6.13%, 09/30/00                                         -        592,679        592,679
              -       245,000       245,000 5.63%, 11/30/00                                         -        244,897        244,897
      2,000,000             -     2,000,000 4.50%, 01/31/01                                 1,971,800              -      1,971,800
      3,000,000             -     3,000,000 5.63%, 02/28/01                                 2,997,630              -      2,997,630
      5,000,000             -     5,000,000 5.63%, 05/15/01                                 4,991,500              -      4,991,500
      1,500,000             -     1,500,000 6.25%, 10/31/01                                 1,512,555              -      1,512,555
      1,000,000             -     1,000,000 6.25%, 08/31/02                                 1,009,410              -      1,009,410
      2,555,000             -     2,555,000 5.88%, 09/30/02                                 2,555,179              -      2,555,179
              -       275,000       275,000 5.75%, 11/30/02                                         -        273,686        273,686
      4,445,000             -     4,445,000 5.75%, 08/15/03                                 4,411,796              -      4,411,796
      1,800,000             -     1,800,000 4.25%, 11/15/03                                 1,690,920              -      1,690,920
      7,160,000             -     7,160,000 6.00%, 08/15/04                                 7,179,833              -      7,179,833
      5,175,000             -     5,175,000 6.50%, 10/15/06                                 5,267,219              -      5,267,219
      1,500,000             -     1,500,000 7.00%, 07/15/06                                 1,566,480              -      1,566,480
      1,085,000             -     1,085,000 6.13%, 08/15/07                                 1,080,562              -      1,080,562
      2,870,000             -     2,870,000 6.00%, 08/15/09                                 2,867,561              -      2,867,561
              -     1,100,000     1,100,000 7.25%, 05/15/16                                         -      1,184,436      1,184,436
                                                                                        --------------------------------------------
                                                                                           39,102,445      2,922,656     42,025,101
                                                                                        --------------------------------------------

                                            GOVERNMENT NATIONAL
                                            MORTGAGE ASSOCIATION - 2.79%

              -       220,186       220,186 6.00%, 04/15/13, Pool # 471839                          -        211,523        211,523
        229,436             -       229,436 6.50%, 05/15/13, Pool # 473566                    225,347              -        225,347
        193,212             -       193,212 6.50%, 06/15/13, Pool # 476470                    189,769              -        189,769
        311,661             -       311,661 6.50%, 08/15/13, Pool # 486453                    306,108              -        306,108
         83,245             -        83,245 6.50%, 11/15/13, Pool # 454228                     81,736              -         81,736
        473,495             -       473,495 6.50%, 11/15/13, Pool # 454234                    464,910              -        464,910
        196,542             -       196,542 6.50%, 11/15/13, Pool # 477529                    193,040              -        193,040
      1,002,783             -     1,002,783 6.50%, 11/15/13, Pool # 483663                    984,914              -        984,914
        249,086             -       249,086 6.50%. 11/15/13, Pool # 493623                    244,570              -        244,570
      2,873,046             -     2,873,046 7.00%, 11/15/13, Pool # 780921                  2,882,901              -      2,882,901
        389,041             -       389,041 9.00%, 12/15/17, Pool # 780201                    410,435              -        410,435
              -        90,544        90,544 7.50%, 06/15/23, Pool # 346618                          -         90,770         90,770
        541,201             -       541,201 7.50%, 01/15/26, Pool # 417191                    542,890              -        542,890
      2,486,853             -     2,486,853 6.50%, 12/15/28, Pool # 495775                  2,376,487              -      2,376,487
        194,123             -       194,123 6.50%, 01/15/29, Pool # 482909                    185,508              -        185,508
      2,425,432             -     2,425,432 6.00%, 03/15/29, Pool # 476986                  2,251,092              -      2,251,092
        942,292             -       942,292 6.50%, 03/15/29, Pool # 464613                    900,473              -        900,473
      1,056,881             -     1,056,881 6.50%, 04/15/29, Pool # 473682                  1,011,127              -      1,011,127
        926,137             -       926,137 6.50%, 04/15/29, Pool # 483349                    886,042              -        886,042
      1,789,867             -     1,789,867 6.50%, 04/15/29, Pool # 488234                  1,710,433              -      1,710,433
        996,483             -       996,483 7.00%, 04/15/29, Pool # 498082                    977,480              -        977,480
        997,445             -       997,445 7.00%, 05/15/29, Pool # 507929                    978,423              -        978,423
      1,548,822             -     1,548,822 7.50%, 09/15/29, Pool # 466164                  1,552,694              -      1,552,694
        999,133             -       999,133 7.50%, 09/15/29, Pool # 478707                  1,001,631              -      1,001,631
        101,489             -       101,489 7.50%, 09/15/29, Pool # 510409                    101,743              -        101,743
        632,814             -       632,814 7.50%, 09/15/29, Pool # 510424                    634,396              -        634,396
        999,257             -       999,257 7.50%, 09/15/29, Pool # 511482                  1,001,755              -      1,001,755
                                                                                        --------------------------------------------
                                                                                           22,095,904        302,293     22,398,197
                                                                                        --------------------------------------------

                                            FEDERAL NATIONAL
                                            MORTGAGE ASSOCIATION - 2.41%

      1,000,000             -     1,000,000 6.74%, 09/19/01, MTN                            1,009,690              -      1,009,690
              -       235,000       235,000 5.75%, 04/15/03                                         -        230,819        230,819
      1,000,000             -     1,000,000 6.50%, 08/15/04                                 1,002,480              -      1,002,480
      1,000,000             -     1,000,000 6.49%, 01/19/06, MTN                              979,410              -        979,410
              -       500,000       500,000 7.24%, 01/04/07, MTN                                    -        499,805        499,805
        625,394             -       625,394 6.00%, 01/01/09, Pool # 269929                    608,383              -        608,383
      2,055,000             -     2,055,000 6.38%, 06/15/09                                 2,006,564              -      2,006,564
              -       345,311       345,311 6.50%, 03/01/11, Pool # 343824                          -        338,512        338,512
        730,000             -       730,000 7.00%, 03/25/13                                   728,403              -        728,403
              -     1,121,268     1,121,268 6.00%, 06/01/13, Pool # 429577                          -      1,077,460      1,077,460
        162,697             -       162,697 6.00%, 06/01/14, Pool # 484967                    156,493              -        156,493
      1,799,658             -     1,799,658 6.00%, 06/01/14, Pool # 499193                  1,731,037              -      1,731,037
        789,001             -       789,001 6.00%, 06/01/14, Pool # 500131                    758,916              -        758,916

        963,453             -       963,453 7.00%, 08/01/14, Pool # 492806                    961,941              -        961,941
        225,359             -       225,359 6.50%, 01/01/26, Pool # 303676                    217,330              -        217,330
              -       862,219       862,219 6.50%, 05/01/28, Pool # 427837                          -        826,109        826,109
      6,170,000             -     6,170,000 8.00%, 09/01/29                                 6,285,688              -      6,285,688
                                                                                        --------------------------------------------
                                                                                           16,446,335      2,972,705     19,419,040
                                                                                        --------------------------------------------

                                            FEDERAL HOME LOAN
                                            MORTGAGE CORPORATION - 2.20%

        730,000             -       730,000 5.00%, 11/16/99 (B)                               728,424              -        728,424
      2,000,000             -     2,000,000 5.00%, 01/15/04                                 1,895,860              -      1,895,860
      4,800,000             -     4,800,000 6.25%, 07/15/04                                 4,764,000              -      4,764,000
      1,000,000             -     1,000,000 7.05%, 06/08/05                                   989,460              -        989,460
              -       500,000       500,000 5.75%, 03/15/09                                         -        466,250        466,250
      5,920,000             -     5,920,000 6.63%, 09/15/09                                 5,890,400              -      5,890,400
              -     2,403,725     2,403,725 6.00%, 11/01/28, Gold, Pool # C00680                    -      2,244,059      2,244,059
        708,072             -       708,072 7.00%, 04/01/29, Gold, Pool # C00756              695,680              -        695,680
                                                                                        --------------------------------------------
                                                                                           14,963,824      2,710,309     17,674,133
                                                                                        --------------------------------------------

                                            FEDERAL HOME LOAN BANK - 0.77%

      5,975,000             -     5,975,000 5.88%, 08/15/01                                 5,947,873              -      5,947,873
              -       250,000       250,000 5.80%, 09/02/08                                         -        235,308        235,308
                                                                                        --------------------------------------------
                                                                                            5,947,873        235,308      6,183,181
                                                                                        --------------------------------------------

                                            FEDERAL FARM CREDIT BANK - 0.56%

      4,500,000             -     4,500,000 5.88%, 07/02/01                                 4,483,125              -      4,483,125
                                                                                        --------------------------------------------

                                            U.S. GOVERNMENT BACKED - 0.02%

              -       500,000       500,000 Tennessee Valley Authority, Strip Principal
                                            4.22%, 04/15/42 (D)                                     -        193,985        193,985
                                                                                        --------------------------------------------

                                            TOTAL U.S. GOVERNMENT
                                            AND AGENCY OBLIGATIONS                        166,605,877     11,172,400    177,778,277
                                                                                        --------------------------------------------


                 CORPORATE NOTES AND BONDS - 13.99%

        200,000             -       200,000 American Telephone & Telegraph Corp.
                                            7.00%, 05/15/05                                   199,000              -        199,000
      3,250,000             -     3,250,000 Associates Corp. of North America
                                            Senior Note
                                            6.63%, 05/15/01                                 3,254,062              -      3,254,062
              -       350,000       350,000 Atlantic Richfield
                                            5.90%, 04/15/09                                         -        321,563        321,563
      1,000,000             -     1,000,000 Bank One Milwakee, MTN
                                            6.35%, 03/19/01                                 1,000,000              -      1,000,000
      1,200,000             -     1,200,000 Becton Dickinson & Co.
                                            7.15%, 10/01/09                                 1,192,986              -      1,192,986
        675,000             -       675,000 Becton Dickinson & Co., Debenture
                                            7.00%, 08/01/27                                   631,125              -        631,125
      1,900,000             -     1,900,000 Becton Dickinson & Co., Senior Debenture
                                            6.70%, 08/01/28                                 1,712,375              -      1,712,375
              -       250,000       250,000 Burlington Northern Santa Fe
                                            9.25%, 10/01/06                                         -        273,125        273,125
        200,000             -       200,000 Burlington Northern Santa Fe
                                            6.88%, 02/15/16                                   185,750              -        185,750
              -       200,000       200,000 Cable & Wireless Communication, Yankee
                                            6.38%, 03/06/03 (C)                                     -        200,250        200,250
      1,000,000             -     1,000,000 Caterpillar Financial Services Corp.
                                            Series F, MTN
                                            5.47%, 09/12/01                                   980,000              -        980,000
      1,700,000             -     1,700,000 Caterpillar Financial
                                            Services Corp., MTN
                                            6.00%, 05/23/02                                 1,672,375              -      1,672,375

      1,200,000             -     1,200,000 Citicorp, Senior MTN
                                            8.63%, 11/01/04                                 1,200,000              -      1,200,000
              -       300,000       300,000 Citicorp, MTN
                                            6.38%, 11/15/08                                         -        282,750        282,750
      2,000,000             -     2,000,000 Coca-Cola Enterprises, Inc.
                                            6.38%, 08/01/01                                 1,992,500              -      1,992,500
      1,000,000             -     1,000,000 Coca-Cola Enterprises, Inc.
                                            7.13%, 08/01/17                                   965,000              -        965,000
      2,300,000             -     2,300,000 Colgate-Palmolive Co.
                                            Series C, MTN
                                            5.27%, 12/01/03                                 2,180,262              -      2,180,262
      1,400,000             -     1,400,000 Commercial Credit Co.
                                            6.50%, 08/01/04                                 1,370,250              -      1,370,250
              -       245,000       245,000 DaimlerChrysler, N.A. Holding Corp.
                                            7.20%, 09/01/09                                         -        245,613        245,613
      3,500,000             -     3,500,000 Diageo Capital, Plc
                                            6.00%, 03/27/03                                 3,399,550              -      3,399,550
      3,000,000             -     3,000,000 Diageo Capital, Plc
                                            6.13%, 08/15/05                                 2,880,000              -      2,880,000
      1,000,000             -     1,000,000 Emerson Electric Co.
                                            5.85%, 03/15/09                                   926,250              -        926,250
              -       315,000       315,000 Enron Oil and Gas Resources, Inc.
                                            6.00%, 12/15/08                                         -        286,268        286,268
              -       315,000       315,000 First Union Corp.
                                            7.50%, 07/15/06                                         -        315,394        315,394
              -       265,000       265,000 First USA Bank
                                            7.65%, 08/01/03                                         -        269,638        269,638
              -       250,000       250,000 Ford Motor Co.
                                            7.25%, 10/01/08                                         -        250,313        250,313
        250,000             -       250,000 Ford Motor Credit Co.
                                            6.25%, 11/08/00                                   249,777              -        249,777
      1,000,000             -     1,000,000 Ford Motor Credit Co.
                                            Senior Note
                                            6.50%, 02/28/02                                   996,250              -        996,250
      1,615,000             -     1,615,000 Ford Motor Credit Co.
                                            6.55%, 09/10/02                                 1,602,887              -      1,602,887
      3,195,000             -     3,195,000 Ford Motor Credit Co.
                                            Senior Note
                                            5.75%, 02/23/04                                 3,055,219              -      3,055,219
        405,000             -       405,000 Ford Motor Credit Co.
                                            6.70%, 07/16/04                                   400,950              -        400,950
              -       100,000       100,000 Ford Motor Credit Co.
                                            6.75%, 05/15/05                                         -         98,000         98,000
              -       425,000       425,000 Ford Motor Credit Co.
                                            7.38%, 10/28/09                                         -        429,250        429,250
              -       360,000       360,000 Fort James Corp.
                                            6.88%, 09/15/07                                         -        346,500        346,500
        800,000             -       800,000 G.E. Capital Corp., Series A, MTN
                                            6.33%, 09/17/01                                   799,000              -        799,000
        385,000             -       385,000 G.E. Capital Corp., Series A, MTN
                                            6.81%, 11/03/03                                   386,463              -        386,463
      4,000,000             -     4,000,000 General Motors Acceptance Corp.
                                            6.88%, 07/15/01                                 4,020,000              -      4,020,000
      1,000,000             -     1,000,000 General Motors Acceptance Corp.
                                            7.00%, 09/15/02                                 1,006,250              -      1,006,250
              -       200,000       200,000 General Motors Acceptance Corp.
                                            6.63%, 10/01/02                                         -        199,250        199,250
        250,000             -       250,000 GTE Corp.
                                            6.46%, 04/15/08                                   239,687              -        239,687
      1,000,000             -     1,000,000 GTE North, Inc., Series H
                                            5.65%, 11/15/08                                   902,500              -        902,500
      1,200,000             -     1,200,000 Goldman Sachs Group, Inc.
                                            6.65%, 05/15/09                                 1,143,000              -      1,143,000
      3,000,000             -     3,000,000 Heinz (H.J.) Co., Euro Bond
                                            5.75%, 02/03/03                                 2,908,800              -      2,908,800
        750,000             -       750,000 Heinz (H.J.) Co.
                                            6.88%, 01/15/03                                   756,562              -        756,562
        500,000             -       500,000 Hershey Foods Corp.
                                            6.70%, 10/01/05                                   501,250              -        501,250

      2,300,000             -     2,300,000 Hershey Foods Corp.
                                            7.20%, 08/15/27                                 2,254,000              -      2,254,000
      1,000,000             -     1,000,000 Hertz Corp., Senior Note
                                            7.00%, 04/15/01                                 1,005,000              -      1,005,000
              -       220,000       220,000 Hydro-Quebec, Euro-Dollar
                                            8.63%, 05/20/02 (C)                                     -        228,792        228,792
        750,000             -       750,000 Illinois Tool Works
                                            5.75%, 03/01/09                                   688,125              -        688,125
      1,000,000             -     1,000,000 International Business
                                            Machines Corp.
                                            7.50%, 06/15/13                                 1,045,000              -      1,045,000
      2,000,000             -     2,000,000 International Business
                                            Machines Corp.
                                            6.22%, 08/01/27                                 1,962,500              -      1,962,500
      2,000,000             -     2,000,000 International Business
                                            Machines Credit Corp., MTN
                                            6.64%, 10/29/01                                 2,007,500              -      2,007,500
        500,000             -       500,000 International Paper Co.
                                            7.00%, 06/01/01                                   500,625              -        500,625
      1,500,000             -     1,500,000 Lockheed Martin Corp.
                                            6.85%, 05/15/01                                 1,492,500              -      1,492,500
              -       415,000       415,000 Lucent Technologies, Inc.
                                            5.50%, 11/15/08                                         -        377,131        377,131
        500,000             -       500,000 May Department Stores Co.
                                            6.88%, 11/01/05                                   495,625              -        495,625
      2,025,000             -     2,025,000 McDonald's Corp., Senior MTN
                                            5.95%, 01/15/08                                 1,916,156              -      1,916,156
        500,000             -       500,000 McDonald's Corp.
                                            8.88%, 04/01/11                                   573,125              -        573,125
      3,550,000             -     3,550,000 MCI WorldCom, Inc.
                                            6.13%, 04/15/02                                 3,492,312              -      3,492,312
        500,000             -       500,000 Mead Corp.
                                            6.84%, 03/01/37                                   500,000              -        500,000
        290,000             -       290,000 Merck & Co.
                                            6.40%, 03/01/28                                   264,262              -        264,262
      2,500,000             -     2,500,000 Minnesota Mining & Manufacturing
                                            6.38%, 02/15/28                                 2,215,625              -      2,215,625
              -       400,000       400,000 Morgan (JP) & Co., Inc., MTN, Series A
                                            6.00%, 01/15/09                                         -        364,500        364,500
      1,000,000             -     1,000,000 National City Bank of Kentucky
                                            6.30%, 02/15/11                                   911,250              -        911,250
      1,000,000             -     1,000,000 National Rural Utilities
                                            Cooperative Finance Corp.
                                            6.38%, 10/15/04                                   978,750              -        978,750
      2,500,000             -     2,500,000 National Rural Utilities
                                            Cooperative Finance Corp.
                                            6.13%, 05/15/05                                 2,387,500              -      2,387,500
      1,025,000       300,000     1,325,000 National Rural Utilities
                                            Cooperative Finance Corp.
                                            5.75%, 11/01/08                                   936,594        273,375      1,209,969
      1,400,000             -     1,400,000 National Rural Utilities
                                            Cooperative Finance Corp.
                                            Collateral Trust
                                            5.50%, 01/15/05                                 1,303,750              -      1,303,750
      1,000,000             -     1,000,000 NationsBank Corp.
                                            7.00%, 09/15/01                                 1,007,500              -      1,007,500
              -       375,000       375,000 News America, Inc.
                                            7.25%, 05/18/18                                         -        341,719        341,719
        500,000             -       500,000 Northern Telecom, Ltd.
                                            6.00%, 09/01/03                                   486,250              -        486,250
              -       250,000       250,000 Northrop-Grumman Corp.
                                            7.0%, 03/01/06                                          -        242,500        242,500
              -       220,000       220,000 Ontario Province
                                            7.38%, 01/27/03 (C)                                     -        224,125        224,125
      1,620,000             -     1,620,000 PepsiCo, Inc., MTN
                                            5.75%, 01/15/08                                 1,500,525              -      1,500,525
      1,590,000             -     1,590,000 Pitney Bowes Credit Corp.
                                            6.63%, 06/01/02                                 1,599,938              -      1,599,938

        380,000             -       380,000 Pitney Bowes, Inc.
                                            5.95%, 02/01/05                                   366,225              -        366,225
      1,800,000             -     1,800,000 Potomac Electric Power Co.
                                            6.50%, 09/15/05                                 1,743,750              -      1,743,750
      2,000,000             -     2,000,000 Potomac Electric Power Co.
                                            6.25%, 10/15/07                                 1,932,500              -      1,932,500
              -        25,000        25,000 Private Export Funding Corp.
                                            8.40%, 07/31/01                                         -         25,875         25,875
        325,000             -       325,000 Rite Aid Corp.
                                            6.70%, 12/15/01                                   264,875              -        264,875
              -       500,000       500,000 Sears Roebuck & Co.
                                            6.25%, 01/15/04                                         -        483,125        483,125
      1,000,000             -     1,000,000 Service Corp. International
                                            7.38%, 04/15/04                                   861,250              -        861,250
      3,500,000             -     3,500,000 Sherwin-Williams Co.
                                            6.50%, 02/01/02                                 3,495,625              -      3,495,625
      1,900,000             -     1,900,000 Sherwin-Williams Co.
                                            6.85%, 02/01/07                                 1,866,750              -      1,866,750
      1,000,000             -     1,000,000 Southwest Airlines Co.
                                            8.75%, 10/15/03                                 1,066,250              -      1,066,250
      1,500,000             -     1,500,000 Sprint Capital Corp.
                                            5.88%, 05/01/04                                 1,441,875              -      1,441,875
              -       200,000       200,000 Staples, Inc.
                                            7.13%, 08/15/07                                         -        196,250        196,250
      1,000,000             -     1,000,000 Suntrust Bank of Atlanta, MTN
                                            7.25%, 09/15/06                                 1,002,500              -      1,002,500
        300,000             -       300,000 Suntrust Bank of Central Florida, MTN
                                            6.90%, 07/01/07                                   296,625              -        296,625
      1,000,000             -     1,000,000 Sysco Corp.
                                            7.25%, 04/15/07                                 1,017,500              -      1,017,500
      1,250,000             -     1,250,000 Sysco Corp.
                                            6.50%, 08/01/28                                 1,118,750              -      1,118,750
      3,250,000             -     3,250,000 Tele-Communication, Inc., Senior Note
                                            7.25%, 08/01/05                                 3,270,313              -      3,270,313
              -       200,000       200,000 Tele-Communication, Inc.
                                            9.80%, 02/01/12                                         -        240,250        240,250
      1,000,000             -     1,000,000 Texaco Capital, Inc.
                                            8.50%, 02/15/03                                 1,055,000              -      1,055,000
        500,000             -       500,000 Texas Utilities Electric Co.
                                            7.38%, 11/01/99                                   500,000              -        500,000
              -       210,000       210,000 Time Warner Entertainment
                                            10.15%, 05/01/12                                        -        253,050        253,050
              -       310,000       310,000 Trans-Canada Pipelines, Yankee
                                            9.13%, 04/20/06 (C)                                     -        334,413        334,413
      2,000,000             -     2,000,000 United Telecommunications, Inc.
                                            9.50%, 04/01/03                                 2,147,500              -      2,147,500
              -       275,000       275,000 U.S. West Capital Funding, Inc.
                                            6.88%, 08/15/01                                         -        274,313        274,313
      2,000,000             -     2,000,000 Wachovia Bank, N.A.
                                            6.30%, 03/15/01                                 1,995,000              -      1,995,000
              -       260,000       260,000 Wal-Mart Stores, Inc., Euro Bond
                                            6.75%, 05/24/02                                         -        261,131        261,131
      2,000,000             -     2,000,000 Wal-Mart Stores, Inc.
                                            6.75%, 05/15/02                                 2,012,500              -      2,012,500
        575,000             -       575,000 Wal-Mart Stores, Inc.
                                            6.88%, 08/10/09                                   577,875              -        577,875
        600,000             -       600,000 Xerox Corp.
                                            8.13%, 04/15/02                                   618,000              -        618,000
                                                                                        --------------------------------------------

                                            TOTAL CORPORATE NOTES AND BONDS               104,885,155      7,638,463    112,523,618
                                                                                        --------------------------------------------

                 ASSET-BACKED SECURITIES - 2.44%

      2,950,000             -     2,950,000 Chemical Master Credit Card
                                            Trust 1, Class A
                                            5.55%, 09/15/03                                 2,919,556              -      2,919,556
      1,000,000             -     1,000,000 Citibank Credit Card Master Trust 1
                                            Series 1999-1, Class A

                                            5.50%, 02/15/06                                   952,810              -        952,810
      4,500,000             -     4,500,000 Discover Card Master Trust 1
                                            Series 1999-1, Class A
                                            5.30%, 08/15/04                                 4,367,790              -      4,367,790
      2,500,000             -     2,500,000 Ford Credit Auto Owner Trust
                                            Series 1999-D, Class A-4
                                            6.40%, 10/15/02                                 2,498,425              -      2,498,425
              -       218,953       218,953 General Motors Acceptance Corp.
                                            Commercial Mortage Securities, Inc.
                                            Series 1999-C3, Class A1A, CMO
                                            6.97%, 05/15/08                                         -        218,058        218,058
         25,000             -        25,000 Green Tree Financial Corp.
                                            Series 1999-5, Class A-2
                                            6.77%, 04/01/31                                    24,984              -         24,984
      1,975,000             -     1,975,000 MBNA Master Credit Card Trust
                                            Series 1998-J, Class A
                                            5.25%, 02/15/06                                 1,877,474              -      1,877,474
      2,500,000             -     2,500,000 MBNA Master Credit Card Trust
                                            Series 1999-I, Class A
                                            6.40%, 01/18/05                                 2,490,625              -      2,490,625
              -       600,000       600,000 PNC Student Loan Trust 1
                                            Series 1997-2, Class A6
                                            6.57%, 01/25/04                                         -        590,214        590,214
        440,000             -       440,000 Premier Auto Trust
                                            Series 1999-2, Class A-4
                                            5.59%, 02/09/04                                   429,959              -        429,959
      1,400,000             -     1,400,000 Premier Auto Trust
                                            Series 1999-3, Class A-4
                                            6.43%, 03/08/04                                 1,401,470              -      1,401,470
        365,625             -       365,625 Prudential Home Mortgage Securities
                                            Class 1996-7, Series A-1, CMO
                                            6.75%, 06/25/11                                   364,711              -        364,711
        553,898             -       553,898 Rural Housing Trust
                                            Series 1987-1, Class 1-D, CMO
                                            6.33%, 04/01/26                                   542,906              -        542,906
              -       500,000       500,000 Sears Credit Account Master Trust
                                            Series 1996-4, Class A
                                            6.45%, 10/16/06                                         -        498,905        498,905
              -       500,000       500,000 Sears Credit Account Master Trust
                                            Series 1997-1, Class A
                                            6.20%, 07/16/07                                         -        494,560        494,560
                                                                                        --------------------------------------------

                                            TOTAL ASSET-BACKED SECURITIES                  17,870,710      1,801,737     19,672,447
                                                                                        --------------------------------------------

                 FOREIGN BONDS - 0.48%

      2,500,000             -     2,500,000 Quebec Province
                                            5.75%, 02/15/09 (C)                             2,276,525              -      2,276,525
      1,570,000             -     1,570,000 Quebec Province
                                            7.50%, 09/15/29 (C)                             1,575,888              -      1,575,888
                                                                                        --------------------------------------------

                                            TOTAL FOREIGN BONDS                             3,852,413              -      3,852,413
                                                                                        --------------------------------------------



                 CONVERTIBLE PREFERRED STOCK - 0.18%

                    SHARES
--------------------------------------------

         30,000             -        30,000 Loral Space and
                                            Communications, Ltd.,
                                            Series C, 6.00% (A)                             1,438,125              -      1,438,125
                                                                                        --------------------------------------------

                                            TOTAL CONVERTIBLE PREFERRED STOCK               1,438,125              -      1,438,125
                                                                                        --------------------------------------------


                 PREFERRED STOCK - 0.02%

              -         8,000         8,000 Hartford Capital II, Series B
                                            8.35%, 10/30/26                                         -        198,500        198,500
                                                                                        --------------------------------------------

                                            TOTAL PREFERRED STOCK                                   -        198,500        198,500
                                                                                        --------------------------------------------

                 REPURCHASE AGREEMENT - 0.50%

                  PAR VALUE
--------------------------------------------

                                            Repurchase Agreement with:
            $ -   $ 4,039,766   $ 4,039,766 Lehman Brothers
                                            5.18%, 11/01/99, dated 10/29/99                         -      4,039,766      4,039,766
                                                                                        --------------------------------------------

                                            TOTAL REPURCHASE AGREEMENT                              -      4,039,766      4,039,766
                                                                                        --------------------------------------------

                 COMMERCIAL PAPER (B) - 7.43%

     29,764,000             -    29,764,000 BP Amoco Capital
                                            5.35%, 11/01/99                                29,764,000              -     29,764,000
     30,000,000             -    30,000,000 Koch Industries, Inc.
                                            5.35%, 11/01/99                                30,000,000              -     30,000,000
                                                                                        --------------------------------------------

                                            TOTAL COMMERCIAL PAPER                         59,764,000              -     59,764,000
                                                                                        --------------------------------------------



                TOTAL INVESTMENTS - 99.74%
                     (Cost $628,948,450, $44,343,972, and $673,292,422)                   749,045,629     53,419,894    802,465,523
                                                                                        --------------------------------------------

                NET OTHER ASSETS AND LIABILITIES - 0.26%                                    1,838,765        225,881      2,064,646
                                                                                        --------------------------------------------

                NET ASSETS - 100.00%                                                    $ 750,884,394   $ 53,645,775   $804,530,169
                                                                                        ============================================


(A) -- Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1999, these securities amounted to $1,438,125, or 0.18% of net assets.
(B) -- Discount yield at time of purchase.
(C) -- U.S. Dollar Demoninated
(D) -- Zero Coupon Bond. Yield shown reflects yield in effect at October 31,
1999
ADR -- American Depositary Receipt
CMO -- Collateralized Mortgage Obligation
MTN -- Medium Term Note


                  See Notes to Pro Forma Financial Statements

                          GALAXY ASSET ALLOCATION FUND
                        BOSTON 1784 ASSET ALLOCATION FUND
       PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                OCTOBER 31, 1999

                                                              -----------------------------------------------------------
                                                                   GALAXY     BOSTON 1784
                                                                    ASSET        ASSET                        PRO FORMA
                                                                 ALLOCATION    ALLOCATION     PRO FORMA       COMBINED
                                                                    FUND          FUND        ADJUSTMENTS       (NOTE 1)
                                                               -----------------------------------------------------------
ASSETS:
      Investments
          Investments at cost                                    $628,948,450  $ 40,304,206   $          -   $669,252,656
          Repurchase agreements                                             -     4,039,766              -      4,039,766
          Net unrealized appreciation                             120,097,179     9,075,922              -    129,173,101
                                                               -----------------------------------------------------------
              Total Investments at Value                          749,045,629    53,419,894              -    802,465,523

      Cash                                                              3,145         3,489              -          6,634
      Receivable for investments sold                              12,820,671        32,975              -     12,853,646
      Receivable for shares sold                                      678,348             -              -        678,348
      Interest and dividends receivable                             4,764,568       302,802              -      5,067,370
                                                               -----------------------------------------------------------
              Total Assets                                        767,312,361    53,759,160              -    821,071,521

LIABILITIES:
      Payable for investments purchased                            13,926,364        55,342              -     13,981,706
      Payable for shares repurchased                                1,585,754             -              -      1,585,754
      Advisory fee payable                                            467,232        32,889              -        500,121
      Payable to Fleet affiliates                                     198,664             -              -        198,664
      Administration fee payable                                      121,085         2,895              -        123,980
      Trustees' fees and expenses payable                              17,145           105              -         17,250
      Accrued expenses and other payables                             111,723        22,154              -        133,877
                                                               -----------------------------------------------------------
              Total Liabilities                                    16,427,967       113,385              -     16,541,352

NET ASSETS                                                       $750,884,394  $ 53,645,775   $          -   $804,530,169
                                                               ===========================================================

NET ASSETS CONSISTS OF:
      Paid-in capital in excess of par value                     $615,868,022  $ 42,959,245              -   $658,827,267
      Undistributed net investment income                           2,165,168        97,617              -      2,262,785
      Accumulated net realized gain on investments sold            12,754,025     1,512,991              -     14,267,016
      Net unrealized appreciation of investments                  120,097,179     9,075,922              -    129,173,101
                                                               -----------------------------------------------------------
TOTAL NET ASSETS                                                 $750,884,394  $ 53,645,775   $          -   $804,530,169
                                                               ===========================================================

Net Assets by Class:
          Retail A Shares                                        $389,077,216      N/A        $          -   $389,077,216
                                                               ===========================================================
          Retail B Shares                                          91,199,117      N/A                   -     91,199,117
                                                               ===========================================================
          Trust Shares / Shares                                   269,850,784    53,645,775    (28,217,678)   295,278,881
                                                               ===========================================================
          Prime A Shares                                              237,778      N/A                   -        237,778
                                                               ===========================================================
          Prime B Shares                                              519,499      N/A                   -        519,499
                                                               ===========================================================
          BKB Shares                                                 N/A           N/A          28,217,678     28,217,678
                                                               ===========================================================

Shares of beneficial interest outstanding:
          Retail A Shares                                          21,935,139      N/A                   -     21,935,139
                                                               ===========================================================
          Retail B Shares                                           5,153,727      N/A                   -      5,153,727
                                                               ===========================================================
          Trust Shares / Shares                                    15,222,769     3,462,534     (2,028,349)    16,656,954
                                                               ===========================================================
          Prime A Shares                                               13,412      N/A                   -         13,412
                                                               ===========================================================
          Prime B Shares                                               29,328      N/A                   -         29,328
                                                               ===========================================================
          BKB Shares                                                 N/A           N/A           1,591,522      1,591,522
                                                               ===========================================================

Net Asset Value, Retail A Shares                                 $      17.74      N/A                       $      17.74
                                                               ===========================================================
Net Asset Value, Retail B Shares                                 $      17.70      N/A                       $      17.70
                                                               ===========================================================
Net Asset Value, Trust Shares / Shares                           $      17.73       $ 15.49                  $      17.73
                                                               ===========================================================
Net Asset Value, Prime A Shares                                  $      17.73      N/A                       $      17.73
                                                               ===========================================================
Net Asset Value, Prime B Shares                                  $      17.71      N/A                       $      17.71
                                                               ===========================================================
Net Asset Value, BKB Shares                                          N/A           N/A                       $      17.73
                                                               ===========================================================


                 See Notes to Pro Forma Financial Statements

                        GALAXY ASSET ALLOCATION FUND
                        BOSTON 1784 ASSET ALLOCATION FUND
             PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                                OCTOBER 31, 1999

                                                        ---------------------------------------------------------------
                                                            GALAXY       BOSTON 1784
                                                             ASSET          ASSET                        PRO FORMA
                                                          ALLOCATION      ALLOCATION     PRO FORMA        COMBINED
                                                             FUND            FUND        ADJUSTMENTS       (NOTE 1)
                                                        ---------------------------------------------------------------
Investment Income:
      Interest Income                                    $ 21,285,878    $ 1,590,780     $       -        $ 22,876,658
      Dividend Income                                       3,132,775        233,198             -           3,365,973
                                                        ---------------------------------------------------------------
          Total Investment Income                          24,418,653      1,823,978             -          26,242,631
                                                        ---------------------------------------------------------------


Expenses:
      Investment Advisory Fees                              5,338,301        393,291         8,432  (a)      5,740,024
      Administrative Fees                                     533,921         35,031       (42,647) (a)        526,305
      Custodian Fee                                            80,573         22,752       (22,752) (b)         80,573
      Fund Accounting Fee                                     135,247            527          (527) (a)        135,247
      Professional Fees                                        47,338          4,327        (4,327) (b)         47,338
      Trustee Fees                                             20,029          1,459        (1,459) (b)         20,029
      Reports to Shareholders                                 151,125          3,584             -             154,709
      Miscellaneous Expenses                                  139,893          1,216             -             141,109
                                                        ---------------------------------------------------------------
          Subtotal                                          6,446,427        462,187       (63,280)          6,845,334

      Transfer Agent Fee
          Retail A Shares                                     515,481              -             -             515,481
          Retail B Shares                                     133,280              -             -             133,280
          Trust Shares / Shares                               535,703         58,849        43,491  (a)        638,043
          Prime A Shares                                          244              -             -                 244
          Prime B Shares                                          530              -             -                 530
          BKB Shares                                                -              -        17,424  (a)         17,424
      Shareholder Services Fee & 12B-1 Fee
          Retail A Shares                                   1,052,992              -             -           1,052,992
          Retail B Shares                                     705,311              -             -             705,311
          Trust Shares / Shares                                     -        132,867      (132,867) (a)              -
          Prime A Shares                                          438              -             -                 438
          Prime B Shares                                        3,017              -             -               3,017
          BKB Shares                                                -              -        83,872  (a)         83,872

                                                        ---------------------------------------------------------------
          Total Expenses Before Waivers/Reimbursements      9,393,423        653,903       (51,360)          9,995,966

Less Waiver/Reimbursements
      Fund Level Waivers                                            -              -             -                   -
      Class Specific Waivers/Reimbursements
          Retail A Shares                                           -              -             -                   -
          Retail B Shares                                           -              -             -                   -
          Trust Shares / Shares                                     -       (132,867)      132,867  (c)              -
          Prime A Shares                                         (241)             -             -                (241)
          Prime B Shares                                         (523)             -             -                (523)
          BKB Shares                                                -              -       (83,872) (c)        (83,872)
                                                        ---------------------------------------------------------------
               Total Waivers/reimbursements                      (764)      (132,867)       48,995             (84,636)

                                                        ---------------------------------------------------------------
      Net Expenses                                          9,392,659        521,036        (2,365)          9,911,330
                                                        ---------------------------------------------------------------

Net Investment Income                                      15,025,994      1,302,942         2,365          16,331,301
                                                        ---------------------------------------------------------------

Net Realized Gain on Investments                           12,946,175      1,590,135             -          14,536,310
Net Change in Unrealized Appreciation on Investments       30,773,026      2,517,550             -          33,290,576
                                                        ---------------------------------------------------------------

Net Realized and Unrealized Gain on Investments            43,719,201      4,107,685             -          47,826,886
                                                        ---------------------------------------------------------------

Net Increase in Net Assets Resulting from Operations     $ 58,745,195    $ 5,410,627       $ 2,365        $ 64,158,187
                                                        ===============================================================

(a) Reflects adjustment to the acquiring fund contractual fee level.
(b) Reflects expected savings when the two funds become one.
(c) Reflects adjustment to the acquiring fund's voluntary expense limitation.

                 See Notes to Pro Forma Financial Statements

                          Galaxy Asset Allocation Fund
                        Boston 1784 Asset Allocation Fund
          Notes to Pro Forma Combining Financial Statements (unaudited)


1.    Basis of Combination

The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. As of October 31, 1999, the Trust offered twenty-nine managed investment portfolios. The unaudited Pro Forma Combining Portfolio of Investments and the unaudited Pro Forma Statement of Assets and Liabilities assumes the exchange described in the next paragraph occurred as of October 31, 1999 and the unaudited Pro Forma Combining Statement of Operations assumes the exchange occurred as of November 1, 1998. These statements have been derived from books and records utilized in calculating the net asset value of each fund at October 31, 1999 and for the twelve-month period then ended.

The pro forma statements give effect to the proposed transfer substantially all of the assets and stated liabilities of the Boston 1784 Asset Allocation Fund in exchange for Trust and BKB shares of Galaxy Asset Allocation Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Boston 1784 Asset Allocation Fund for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization.

The unaudited Pro Forma Combining Financial Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

For the twelve-month period ended October 31, 1999, the Galaxy Asset Allocation Fund's investment advisory fee was computed based on the annual rate of 0.75% of its average daily net assets. The administration fee was computed based on the annual rate of 0.09% of the first $2.5 billion of the Trust's combined average daily net assets, 0.085% of the next $2.5 billion, 0.075% of the next $7 billion, 0.065% of the next $3 billion, 0.06% of the next $3 billion, and 0.0575% of the combined average daily net assets in excess of $18 billion, and was allocated to each fund based on the relative net assets of the Trust.

The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A, BKB and Trust Shares of the funds to compensate certain institutions providing administrative and support services to their customers who own such shares. Currently, the Services Plan has not been implemented for the Trust shares. Under the Services Plan, aggregate payments may not exceed 0.50% of the average daily net assets of Retail A or BKB shareholders who are customers of such institutions. Currently, the Trust, under the direction of the Board of Trustees, is limiting such payments to 0.30% of the average daily net asset of Retail A or BKB shareholders who are customers of such institutions.

The Trust has adopted a distribution and services plan (the "12b-1 Plan") with respect to Retail B shares of the fund. Payments to the Distributor or others for distribution services (those primarily intended to result in the sale of Retail B shares) may not exceed 0.65% of the average daily net assets of Retail B shares. Payments to institutions providing services to their customers owning Retail B shares for shareholder liaison and administrative support services may not exceed 0.25% and 0.25%, respectively, of the average daily net assets attributable to shareholders who are customers of such institutions. The Trust is currently limiting payments for shareholder liaison and administrative support to 0.30% of the average daily net assets attributable to shareholders that are customers of such institutions.

The Trust has adopted a distribution plan (the "Prime A Plan") with respect to Prime A shares of the fund. Payments to the Distributor or others for distribution services (those primarily intended to result in the sale of Prime A shares) may not exceed 0.30% of the average daily net assets of Prime A shares. The Trust is currently limiting payments under the Prime A Plan to 0.25% of the average daily net assets of Prime A shares.

                          Galaxy Asset Allocation Fund
                        Boston 1784 Asset Allocation Fund
    Notes to Pro Forma Combining Financial Statements (unaudited) (continued)


The Trust has adopted a distribution and services plan (the "Prime B Plan") with respect to Prime B shares of the fund. Payments to the Distributor or others for distribution services (those primarily intended to result in the sale of Prime B shares) may not exceed 0.75% of the average daily net assets of Prime B shares. Payments to institutions providing services to their customers owning Prime B shares for shareholder liaison and administrative support services may not exceed 0.25% and 0.25%, respectively, of the average daily net assets attributable to shareholders who are customers of such institutions. The Trust is currently limiting payments for shareholder liaison and administrative support to 0.25% of the average daily net assets attributable to shareholders that are customers of such institutions.


2.    Portfolio Valuation

The Galaxy Asset Allocation Fund's investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded, or at the last sales price on the national securities market. Securities traded on over-the-counter markets are valued at the last bid price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. The Boston 1784 Asset Allocation Fund uses similar rules for determining portfolio valuation.


3.    Capital Shares

The pro forma net asset value per share assumes the issuance of additional shares of the Galaxy Asset Allocation Fund that would have been issued at October 31, 1999 in connection with the proposed reorganization. The pro forma number of shares outstanding of 45,380,082 consists of 3,025,707 shares assumed issued in the reorganization plus 42,354,375 shares of the Galaxy Asset Allocation Fund at October 31, 1999.









\

                          GALAXY GROWTH AND INCOME FUND
                       BOSTON 1784 GROWTH AND INCOME FUND
            PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                OCTOBER 31, 1999

                  SHARES                  DESCRIPTION                                               VALUE (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------------
     GALAXY     BOSTON 1784                                                                          BOSTON 1784
     GROWTH &     GROWTH &       PRO FORMA                                          GALAXY GROWTH      GROWTH &        PRO FORMA
  INCOME FUND   INCOME FUND       COMBINED                                          & INCOME FUND     INCOME FUND       COMBINED
----------------------------------------------------------------------------------------------------------------------------------

                COMMON STOCK - 94.33%

                                          TECHNOLOGY - 21.61%

    146,300             -         146,300 Avnet, Inc.                               $ 7,945,919     $          -     $ 7,945,919
    173,000       400,000         573,000 Cisco Systems, Inc.                        12,802,000       29,600,000      42,402,000
    269,000             -         269,000 Compaq Computer Corp.                       5,111,000                -       5,111,000
     92,000             -          92,000 Computer Sciences Corp.                     6,319,250                -       6,319,250
    226,000             -         226,000 Electronic Data Systems Corp.              13,221,000                -      13,221,000
          -       100,000         100,000 Equant NV, ADR                                      -        9,700,000       9,700,000
    270,000             -         270,000 Harris Corp.                                6,058,125                -       6,058,125
    150,000             -         150,000 Hewlett-Packard Co.                        11,109,375                -      11,109,375
          -       380,000         380,000 Intel Corp.                                         -       29,426,250      29,426,250
    105,000             -         105,000 International Business Machines Corp.      10,329,375                -      10,329,375
          -        40,000          40,000 JDS Uniphase Corp. (CAD)                            -        6,688,418       6,688,418
          -       500,000         500,000 Medtronic, Inc.                                     -       17,312,500      17,312,500
          -       400,000         400,000 Mircosoft Corp.                                     -       37,025,000      37,025,000
    122,000             -         122,000 Motorola, Inc.                             11,887,375                -      11,887,375
    145,000       150,000         295,000 Texas Instruments, Inc.                    13,013,750       13,462,500      26,476,250
                                                                                  -----------------------------------------------
                                                                                     97,797,169      143,214,668     241,011,837
                                                                                  -----------------------------------------------

                                          CONSUMER STAPLES - 17.08%

    150,000             -         150,000 American Home Products Corp.                7,837,500                -       7,837,500
    118,000             -         118,000 Anheuser-Busch Cos., Inc.                   8,473,875                -       8,473,875
    140,000             -         140,000 Bestfoods                                   8,225,000                -       8,225,000
          -       160,000         160,000 Coca Cola, Inc.                                     -        9,440,000       9,440,000
    430,600             -         430,600 Elan Corp. Plc, ADR                        11,087,950                -      11,087,950
    170,000             -         170,000 Forest Laboratories, Inc.                   7,798,750                -       7,798,750
    225,000             -         225,000 Genzyme Corp.                               8,606,250                -       8,606,250
  1,200,000             -       1,200,000 HEALTHSOUTH Corp.                           6,900,000                -       6,900,000
    162,000             -         162,000 International Flavors & Fragances, Inc.     6,196,500                -       6,196,500
     84,000       120,000         204,000 Johnson & Johnson                           8,799,000       12,570,000      21,369,000
          -       150,000         150,000 Lilly (Eli) & Co.                                   -       10,331,250      10,331,250
    180,000             -         180,000 McDonald's Corp.                            7,425,000                -       7,425,000
    126,000             -         126,000 Merck & Co., Inc.                          10,024,875                -      10,024,875
          -       105,000         105,000 Outback Steakhouse Co.                              -        2,415,000       2,415,000
    190,000             -         190,000 PepsiCo, Inc.                               6,590,625                -       6,590,625
          -       375,000         375,000 Pfizer, Inc.                                        -       14,812,500      14,812,500
    130,000             -         130,000 Pharmacia & Upjohn, Inc.                    7,011,875                -       7,011,875
          -       935,000         935,000 PizzaExpress (UK)                                   -       12,375,452      12,375,452
          -       100,000         100,000 Reader's Digest Association, Inc.                   -        3,225,000       3,225,000
    265,000             -         265,000 Rite Aid Corp.                              2,318,750                -       2,318,750
          -       225,000         225,000 Warner-Lambert Co.                                  -       17,957,813      17,957,813
                                                                                  -----------------------------------------------
                                                                                    107,295,950       83,127,015     190,422,965
                                                                                  -----------------------------------------------

                                          CONSUMER CYCLICAL - 15.23%

          -       600,000         600,000 Bed Bath & Beyond, Inc.                             -       19,987,500      19,987,500
          -       250,000         250,000 Cintas Corp.                                        -       15,062,500      15,062,500
    215,000             -         215,000 Circuit City Stores                         9,177,812                -       9,177,812
    392,000             -         392,000 Cooper Tire & Rubber Co.                    6,590,500                -       6,590,500
     90,000             -          90,000 Eastman Kodak Co.                           6,204,375                -       6,204,375
     98,000             -          98,000 Ford Motor Co.                              5,377,750                -       5,377,750
          -       250,000         250,000 Guidant Corp.                                       -       12,343,750      12,343,750
          -       500,000         500,000 Home Depot, Inc.                                    -       37,750,000      37,750,000
    220,000             -         220,000 Lowe's Cos., Inc.                          12,100,000                -      12,100,000
    635,000             -         635,000 Office Depot, Inc.                          7,897,813                -       7,897,813
    140,000             -         140,000 Penney (J.C.) Co., Inc.                     3,552,500                -       3,552,500
          -       110,000         110,000 Schering Plough Corp.                               -        5,445,000       5,445,000
    385,000             -         385,000 Sherwin-Williams Co.                        8,614,375                -       8,614,375
          -     3,525,000       3,525,000 Wetherspoon (J.D.) Plc (UK)                         -       19,676,710      19,676,710
                                                                                  -----------------------------------------------
                                                                                     59,515,125      110,265,460     169,780,585
                                                                                  -----------------------------------------------

                                          FINANCIAL - 11.63%

          -       156,250         156,250 American International Group, Inc.                  -       16,083,984      16,083,984
    172,000             -         172,000 Bank of America Corp.                      11,072,500                -      11,072,500
    200,000             -         200,000 Bank One Corp.                              7,512,500                -       7,512,500
     96,000             -          96,000 Chase Manhattan Corp.                       8,388,000                -       8,388,000
     96,000             -          96,000 Chubb Corp.                                 5,268,000                -       5,268,000
    198,000             -         198,000 Citigroup, Inc.                            10,716,750                -      10,716,750
          -       200,000         200,000 Concord EFS, Inc.                                   -        5,412,500       5,412,500
    170,000             -         170,000 Countrywide Credit Industries, Inc.         5,769,375                        5,769,375
          -       200,000         200,000 Fifth Third Bancorp                                 -       14,762,500      14,762,500
          -       500,000         500,000 Firstar Corp.                                       -       14,687,500      14,687,500
    110,000             -         110,000 Hartford Financial Services Group, Inc.     5,699,375                -       5,699,375
    136,000             -         136,000 Lincoln National Corp.                      6,273,000                -       6,273,000
     54,000             -          54,000 Morgan (J.P.) & Co., Inc.                   7,067,250                -       7,067,250
    230,000             -         230,000 Wells Fargo & Co.                          11,011,250                -      11,011,250
                                                                                  -----------------------------------------------
                                                                                     78,778,000       50,946,484     129,724,484
                                                                                  -----------------------------------------------

                                          ENERGY - 9.60%

     90,000             -          90,000 Atlantic Richfield Co.                      8,386,875                -       8,386,875
    200,000             -         200,000 Baker Hughes, Inc.                          5,587,500                -       5,587,500
    172,032             -         172,032 BP Amoco, Plc, ADR                          9,934,848                -       9,934,848
          -       500,000         500,000 Enron Corp.                                         -       19,968,750      19,968,750
          -       150,000         150,000 Exxon Corp.                                         -       11,109,375      11,109,375
    225,000             -         225,000 Halliburton Co.                             8,479,687                -       8,479,687
    160,000             -         160,000 Kerr-McGee Corp.                            8,600,000                -       8,600,000
     97,000             -          97,000 Mobil Corp.                                 9,360,500                -       9,360,500
          -       100,000         100,000 Murphy Oil Corp.                                    -        5,606,250       5,606,250
    144,400             -         144,400 Schlumberger, Ltd.                          8,745,225                -       8,745,225
          -       300,000         300,000 Williams Cos., Inc.                                 -       11,250,000      11,250,000
                                                                                  -----------------------------------------------
                                                                                     59,094,635       47,934,375     107,029,010
                                                                                  -----------------------------------------------

                                          UTILITIES - 6.42%

    159,000       300,000         459,000 American Telephone & Telegraph Corp.        7,433,250       14,025,000      21,458,250
    205,500             -         205,500 Century Telephone Enterprises, Inc.         8,309,906                -       8,309,906
    199,000             -         199,000 Entergy Corp.                               5,957,563                -       5,957,563
    122,000             -         122,000 GTE Corp.                                   9,150,000                -       9,150,000
    170,000        40,000         210,000 MCI WorldCom, Inc.                         14,588,125        3,432,500      18,020,625
    170,000             -         170,000 SBC Communications, Inc.                    8,659,375                -       8,659,375
                                                                                  -----------------------------------------------
                                                                                     54,098,219       17,457,500      71,555,719
                                                                                  -----------------------------------------------

                                          CAPITAL GOODS AND CONSTRUCTION - 5.13%

    176,500             -         176,500 Boeing Co.                                  8,130,031                -       8,130,031
     64,000        80,000         144,000 General Electric Co.                        8,676,000       10,845,000      19,521,000
     66,500             -          66,500 Honeywell, Inc.                             7,011,594                -       7,011,594
    172,000             -         172,000 Hubbell, Inc., Class A                      4,794,500                -       4,794,500
    272,632             -         272,632 Tyco International Ltd.                    10,888,240                -      10,888,240
    370,000             -         370,000 Waste Management, Inc.                      6,798,750                -       6,798,750
                                                                                  -----------------------------------------------
                                                                                     46,299,115       10,845,000      57,144,115
                                                                                  -----------------------------------------------

                                          BASIC MATERIALS - 4.10%

     38,100             -          38,100 Crown Cork & Seal, Inc.                       912,019                -         912,019
    190,000             -         190,000 Goodrich (B.F.) Co.                         4,500,625                -       4,500,625
     90,000             -          90,000 Minnesota Mining & Manufacturing Co.        8,555,625                -       8,555,625
          -       125,000         125,000 OM Group, Inc.                                      -        4,687,500       4,687,500
    300,000             -         300,000 Pall Corp.                                  6,581,250                -       6,581,250
    190,000             -         190,000 Praxair, Inc.                               8,882,500                -       8,882,500
          -     1,785,000       1,785,000 Rentokil Initial Plc (UK)                           -        5,950,489       5,950,489
    200,000             -         200,000 Sigma Aldrich Corp.                         5,700,000                -       5,700,000
                                                                                  -----------------------------------------------
                                                                                     35,132,019       10,637,989      45,770,008
                                                                                  -----------------------------------------------

                                          BROADCASTING - 2.15%

          -        60,000          60,000 Qualcomm, Inc.                                      -       13,365,000      13,365,000
          -       100,000         100,000 Qwest Communications International                  -        3,600,000       3,600,000
          -       100,000         100,000 Time Warner, Inc.                                   -        6,968,750       6,968,750
                                                                                  -----------------------------------------------
                                                                                              -       23,933,750      23,933,750
                                                                                  -----------------------------------------------

                                          TRANSPORTATION - 1.38%

    101,500             -         101,500 British Airways Plc, ADR                    5,265,313                -       5,265,313
    318,000             -         318,000 Burlington Northern Santa Fe Corp.         10,136,250                -      10,136,250
                                                                                  -----------------------------------------------
                                                                                     15,401,563                -      15,401,563
                                                                                  -----------------------------------------------

                                          TOTAL COMMON STOCK                        553,411,795      498,362,241   1,051,774,036
                                                                                  -----------------------------------------------


CONVERTIBLE PREFERRED STOCKS - 0.77%

    135,000             -         135,000 Crown Cork & Seal Co., Inc., 4.50%          2,978,437                -       2,978,437
     37,000             -          37,000 Loral Space and Communications, Ltd.,
                                            6.00%
                                          Series C, 6.00%                             1,773,688                -       1,773,688
     80,000             -          80,000 Loral Space and Communications, Ltd.,
                                            6.00%                                     3,835,000                -       3,835,000
                                                                                  -----------------------------------------------

                                          TOTAL CONVERTIBLE PREFFERRED STOCKS         8,587,125                -       8,587,125
                                                                                  -----------------------------------------------

  PAR VALUE
--------------------------------

REPURCHASE AGREEMENTS - 4.49%

                                          Repurchase Agreement with:
$41,135,000          $ -      $41,135,000 Chase Manhattan Bank
                                          5.20%, 11/01/99, dated 10/29/99            43,135,000                -      43,135,000
          -    6,923,306        6,923,306 Lehman Brothers
                                          5.18%, 11/01/99, dated 10/29/99                     -        6,923,306       6,923,306
                                                                                  -----------------------------------------------

                                          TOTAL REPURCHASE AGREEMENTS                43,135,000        6,923,306      50,058,306
                                                                                  -----------------------------------------------


              TOTAL INVESTMENTS - 99.59%
                    (COST $504,020,975, $255,271,545, AND $759,292,520)             605,133,920      505,285,547   1,110,419,467
                                                                                  -----------------------------------------------

              NET OTHER ASSETS AND LIABILITIES - 0.41%                               (1,271,845)       5,892,425       4,620,580
                                                                                  -----------------------------------------------

              NET ASSETS - 100.00%                                                $ 603,862,075    $ 511,177,972  $1,115,040,047
                                                                                  ===============================================

ADR - American Depositary Receipt
UK - United Kingdom Equity
CAD - Canadian Equity

                   See Notes to Pro Forma Financial Statements

                          GALAXY GROWTH AND INCOME FUND
                       BOSTON 1784 GROWTH AND INCOME FUND
       PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                OCTOBER 31, 1999

                                                              -------------------------------------------------------------------
                                                                   GALAXY        BOSTON 1784                        PRO FORMA
                                                                  GROWTH &         GROWTH &       PRO FORMA          COMBINED
                                                                INCOME FUND      INCOME FUND     ADJUSTMENTS          (NOTE 1)
                                                              -------------------------------------------------------------------
ASSETS:
      Investments
          Investments at cost                                  $   460,885,975    $248,348,239  $            -    $   709,234,214
          Repurchase agreements                                     43,135,000       6,923,306               -         50,058,306
          Net unrealized appreciation                              101,112,945     250,014,002               -        351,126,947
                                                               ------------------------------------------------------------------
              Total Investments at Value                           605,133,920     505,285,547               -      1,110,419,467

      Cash                                                                 345           9,795               -             10,140
      Receivable for investments sold                                2,886,699      12,058,251               -         14,944,950
      Receivable for shares sold                                       250,664              --               -            250,664
      Interest and dividends receivable                                480,135         199,571               -            679,706
      Tax Reclaim Receivable                                                --          24,578               -             24,578
                                                               ------------------------------------------------------------------
              Tot al Assets                                        608,751,763     517,577,742               -      1,126,329,505

LIABILITIES:
      Payable for investments purchased                              3,065,371       5,939,252               -          9,004,623
      Payable for shares repurchased                                 1,263,762           2,591               -          1,266,353
      Payable for Forward Contracts                                        --           5,251               -              5,251
      Advisory fee payable                                             336,545         310,112               -            646,657
      Payable to Fleet affiliates                                       83,093              --               -             83,093
      Administration fee payable                                        71,345          27,305               -             98,650
      Trustees' fees and expenses payable                               15,235           1,160               -             16,395
      Accrued expenses and other payables                               54,337         114,099               -            168,436
                                                               ------------------------------------------------------------------
              Total Liabilities                                      4,889,688       6,399,770               -         11,289,458

NET ASSETS                                                     $   603,862,075    $511,177,972  $            -    $ 1,115,040,047
                                                               ==================================================================

NET ASSETS CONSISTS OF:
      Paid-in capital                                          $   469,231,325    $210,876,791               -    $   680,108,116
      Undistributed (overdistributed) net investment income            148,148        (594,738)              -           (446,590)
      Accumulated net realized gain on investments sold             33,369,657      50,881,917               -         84,251,574
      Net unrealized appreciation of investments                   101,112,945     250,014,002               -        351,126,947
                                                               ------------------------------------------------------------------
TOTAL NET ASSETS                                               $   603,862,075    $511,177,972  $            -    $ 1,115,040,047
                                                               ==================================================================

Net Assets by Class:
          Retail A Shares                                      $   232,110,404             N/A  $            -    $   232,110,404
                                                               ==================================================================
          Retail B Shares                                           62,365,649             N/A               -         62,365,649
                                                               ==================================================================
          Trust Shares / Shares                                    309,106,303     511,177,972    (143,641,010)       676,643,265
                                                               ==================================================================
          Prime A Shares                                               150,276             N/A               -            150,276
                                                               ==================================================================
          Prime B Shares                                               129,443             N/A               -            129,443
                                                               ==================================================================
          BKB Shares                                                       N/A             N/A     143,641,010        143,641,010
                                                               ==================================================================

Shares of beneficial interest outstanding:
          Retail A Shares                                           14,524,500             N/A               -         14,524,500
                                                               ==================================================================
          Retail B Shares                                            3,921,763             N/A               -          3,921,763
                                                               ==================================================================
          Trust Shares / Shares                                     19,290,157      21,819,394       1,122,988         42,232,539
                                                               ==================================================================
          Prime A Shares                                                 9,392             N/A               -              9,392
                                                               ==================================================================
          Prime B Shares                                                 8,107             N/A               -              8,107
                                                               ==================================================================
          BKB Shares                                                       N/A             N/A       8,966,355          8,966,355
                                                               ==================================================================

Net Asset Value, Retail A Shares                               $         15.98             N/A                     $        15.98
                                                               ==================================================================
Net Asset Value, Retail B Shares                               $         15.90             N/A                     $        15.90
                                                               ==================================================================
Net Asset Value, Trust Shares / Shares                         $         16.02  $        23.43                     $        16.02
                                                               ==================================================================
Net Asset Value, Prime A Shares                                $         16.00             N/A                     $        16.00
                                                               ==================================================================
Net Asset Value, Prime B Shares                                $         15.97             N/A                     $        15.97
                                                               ==================================================================
Net Asset Value, BKB Shares                                                N/A             N/A                     $        16.02
                                                               ==================================================================

                   See Notes to Pro Forma Financial Statements

                          GALAXY GROWTH AND INCOME FUND
                       BOSTON 1784 GROWTH AND INCOME FUND
           PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                                 OCTOBER 31, 1999

                                                        ---------------------------------------------------------------
                                                             GALAXY      BOSTON 1784                        PRO FORMA
                                                            GROWTH &       GROWTH &       PRO FORMA          COMBINED
                                                          INCOME FUND    INCOME FUND     ADJUSTMENTS          (NOTE 1)
                                                        ---------------------------------------------------------------
Investment Income:
      Interest Income                                     $ 2,381,072    $  965,191     $       -        $   3,346,263
      Dividend Income                                       8,692,757     3,577,457             -           12,270,214
      Less:  foreign taxes withheld                                 -       (73,234)            -              (73,234)
                                                        ---------------------------------------------------------------
          Total Investment Income                          11,073,829     4,469,414             -           15,543,243
                                                        ---------------------------------------------------------------


Expenses:
      Investment Advisory Fees                              4,577,393     4,069,436        58,216  (a)       8,705,045
      Administrative Fees                                     456,860       362,599       (21,291) (a)         798,168
      Custodian Fee                                            34,257        59,827       (50,000) (b)          44,084
      Fund Accounting Fee                                      97,808         5,501        35,370  (a)         138,679
      Professional Fees                                        42,945        45,341       (42,252) (b)          46,034
      Trustee Fees                                             15,416        15,359       (11,827) (b)          18,948
      Reports to Shareholders                                 155,349        37,651       (37,651) (b)         155,349
      Miscellaneous Expenses                                  106,323        29,734             -              136,057
                                                        ---------------------------------------------------------------
          Subtotal                                          5,486,351     4,625,448       (69,435)          10,042,364

      Transfer Agent Fee
          Retail A Shares                                     491,381             -             -              491,381
          Retail B Shares                                     133,578             -             -              133,578
          Trust Shares / Shares                               462,089       232,079       (75,034) (a)         619,134
          Prime A Shares                                          161             -             -                  161
          Prime B Shares                                          156             -             -                  156
          BKB Shares                                                -             -        82,686  (a)          82,686
      Shareholders Service Fee + 12B-1 Fee
          Retail A Shares                                     678,795             -             -              678,795
          Retail B Shares                                     566,968             -             -              566,968
          Trust Shares / Shares                                     -     1,374,828    (1,374,828) (a)               -
          Prime A Shares                                          264             -             -                  264
          Prime B Shares                                          549             -             -                  549
          BKB Shares                                                -             -       463,613  (a)         463,613

                                                        ---------------------------------------------------------------
          Total Expenses Before Waivers/Reimbursements      7,820,292     6,232,355      (972,998)          13,079,649

Less Waiver/Reimbursements
      Fund Level Waivers                                            -             -             -                    -
      Class Specific Waivers/Reimbursements
          Retail A Shares                                    (252,526)            -        84,130  (c)        (168,396)
          Retail B Shares                                        (493)            -             -                 (493)
          Trust Shares / Shares                                (2,565)   (1,374,828)    1,374,828  (c)          (2,565)
          Prime A Shares                                         (154)            -             -                 (154)
          Prime B Shares                                         (152)            -             -                 (152)
          BKB Shares                                                -             -      (463,613) (c)        (463,613)
                                                        ---------------------------------------------------------------
               Total Waivers/Reimbursements                  (255,890)   (1,374,828)      995,345             (635,373)

      Net Expenses                                          7,564,402     4,857,527        22,347           12,444,276
                                                        ---------------------------------------------------------------

Net Investment Income                                       3,509,427      (388,113)      (22,347)           3,098,967
                                                        ---------------------------------------------------------------

Net Realized Gain on Investments                           33,835,048    50,924,849             -           84,759,897
Net Realized (Loss) on forward foreign currency contracts
     and foreign currency                                           -       (20,734)            -              (20,734)
Net Change in Unrealized Appreciation on Investments       38,430,506    34,076,738             -           72,507,244
                                                        ---------------------------------------------------------------

Net Realized and Unrealized Gain on Investments            72,265,554    84,980,853             -          157,246,407
                                                        ---------------------------------------------------------------

Net Increase in Net Assets Resulting from Operations     $ 75,774,981  $ 84,592,740     $ (22,347)        $160,345,374
                                                        ===============================================================

(a) Reflects adjustment to the acquiring fund contractual fee level.
(b) Reflects expected savings when the two funds become one.
(c) Reflects adjustment to the acquiring fund's voluntary expense limitation.


                   See Notes to Pro Forma Financial Statements

                          Galaxy Growth and Income Fund
                       Boston 1784 Growth and Income Fund
          Notes to Pro Forma Combining Financial Statements (unaudited)


1.    Basis of Combination

The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. As of October 31, 1999, the Trust offered twenty-nine managed investment portfolios. The unaudited Pro Forma Combining Portfolio of Investments and the unaudited Pro Forma Statement of Assets and Liabilities assumes the exchange described in the next paragraph occurred as of October 31, 1999 and the unaudited Pro Forma Combining Statement of Operations assumes the exchange occurred as of November 1, 1998. These statements have been derived from books and records utilized in calculating the net asset value of each fund at October 31, 1999 and for the twelve-month period then ended.

The pro forma statements give effect to the proposed transfer of substantially all of the assets and stated liabilities of the Boston 1784 Growth and Income Fund in exchange for Trust and BKB shares of Galaxy Growth and Income Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Boston 1784 Growth and Income Fund for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization.

The unaudited Pro Forma Combining Financial Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

For the twelve-month period ended October 31, 1999, the Galaxy Growth and Income Fund's investment advisory fee was computed based on the annual rate of 0.75% of its average daily net assets. The administration fee was computed based on the annual rate of 0.09% of the first $2.5 billion of the Trust's combined average daily net assets, 0.085% of the next $2.5 billion, 0.075% of the next $7 billion, 0.065% of the next $3 billion, 0.06% of the next $3 billion, and 0.0575% of the combined average daily net assets in excess of $18 billion, and was allocated to each fund based on the relative net assets of the Trust.

The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A, BKB and Trust Shares of the funds to compensate certain institutions providing administrative and support services to their customers who own such shares. Currently, the Services Plan has not been implemented for the Trust shares. Under the Services Plan, aggregate payments may not exceed 0.50% of the average daily net assets of Retail A or BKB shareholders who are customers of such institutions. Currently, the Trust, under the direction of the Board of Trustees, is limiting such payments to 0.30% of the average daily net assets of Retail A or BKB shareholders who are customers of such institutions.

The Trust has adopted a distribution and services plan (the "12b-1 Plan") with respect to Retail B shares of the fund. Payments to the Distributor or others for distribution services (those primarily intended to result in the sale of Retail B shares) may not exceed 0.65% of the average daily net assets of Retail B shares. Payments to institutions providing services to their customers owning Retail B shares for shareholder liaison and administrative support services may not exceed 0.25% and 0.25%, respectively, of the average daily net assets attributable to shareholders who are customers of such institutions. The Trust is currently limiting payments for shareholder liaison and administrative support to 0.30% of the average daily net assets attributable to shareholders that are customers of such institutions.

The Trust has adopted a distribution plan (the "Prime A Plan") with respect to Prime A shares of the fund. Payments to the Distributor or others for distribution services (those primarily intended to result in the sale of Prime A shares) may not exceed 0.30% of the average daily net assets of Prime A shares. The Trust is currently limiting payments under the Prime A Plan to 0.25% of the average daily net assets of Prime A shares.

                          Galaxy Growth and Income Fund
                       Boston 1784 Growth and Income Fund
    Notes to Pro Forma Combining Financial Statements (unaudited) (continued)


The Trust has adopted a distribution and services plan (the "Prime B Plan") with respect to Prime B shares of the fund. Payments to the Distributor or others for distribution services (those primarily intended to result in the sale of Prime B shares) may not exceed 0.75% of the average daily net assets of Prime B shares. Payments to institutions providing services to their customers owning Prime B shares for shareholder liaison and administrative support services may not exceed 0.25% and 0.25%, respectively, of the average daily net assets attributable to shareholders who are customers of such institutions. The Trust is currently limiting payments for shareholder liaison and administrative support to 0.25% of the average daily net assets attributable to shareholders that are customers of such institutions.

2.    Portfolio Valuation

The Galaxy Growth and Income Fund's investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded, or at the last sales price on the national securities market. Securities traded on over-the-counter markets are valued at the last bid price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. The Boston 1784 Growth and Income Fund uses similar rules for determining portfolio valuation.

3.    Capital Shares

The pro forma net asset value per share assumes the issuance of additional shares of the Galaxy Growth and Income Fund that would have been issued at October 31, 1999 in connection with the proposed reorganization. The pro forma number of shares outstanding of 69,662,656 consists of 31,908,737 shares assumed issued in the reorganization plus 37,753,919 shares of the Galaxy Growth and Income Fund at October 31, 1999.

                        GALAXY INTERNATIONAL EQUITY FUND
                      BOSTON 1784 INTERNATIONAL EQUITY FUND
            PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                OCTOBER 31, 1999

                   SHARES                     DESCRIPTION                                            VALUE (NOTE 2)
-----------------------------------------------------------------------------------------------------------------------------------
                BOSTON 1784
GALAXY INT'L   INT'L EQUITY     PRO FORMA                                            GALAXY INT'L  BOSTON 1784 INT'L    PRO FORMA
EQUITY FUND        FUND         COMBINED                                             EQUITY FUND      EQUITY FUND       COMBINED
-----------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS - 93.93%
                                              AUSTRALIA - 1.22%

     760,884              -         760,884   Australia & New Zealand                 $  5,022,284   $           -   $    5,022,284
           -        411,142         411,142   Broken Hill Proprietary Co.                        -       4,245,813        4,245,813
   1,124,169              -       1,124,169   Coca-Cola Amatil, Ltd.                     3,470,255               -        3,470,255
                                                                                     ----------------------------------------------
                                                                                         8,492,539       4,245,813       12,738,352
                                                                                     ----------------------------------------------
                                              BRAZIL - 0.20%

           -        100,000         100,000   Aracruz Celulose SA, ADR                                   2,050,000        2,050,000
                                                                                     ----------------------------------------------
                                              CANADA - 2.23%

     222,800              -         222,800   BCE, Inc.                                 13,414,937               -       13,414,937
     158,200              -         158,200   Manulife Financial Corp.                   1,902,915               -        1,902,915
     159,100              -         159,100   Seagram Co., Ltd.                          7,887,424               -        7,887,424
                                                                                     ----------------------------------------------
                                                                                        23,205,276               -       23,205,276
                                                                                     ----------------------------------------------
                                              FINLAND - 2.00%

           -        120,348         120,348   Nokia OYJ                                          -      13,813,985       13,813,985
           -         70,000          70,000   Sonera                                             -       2,108,218        2,108,218
           -        153,000         153,000   UPM-Kymmene OYJ                                    -       4,841,991        4,841,991
                                                                                     ----------------------------------------------
                                                                                                 -      20,764,194       20,764,194
                                                                                     ----------------------------------------------
                                              FRANCE - 9.00%

           -         95,000          95,000   Alstom                                             -       2,886,206        2,886,206
           -         25,536          25,536   Axa                                                -       3,612,376        3,612,376
           -         32,500          32,500   Banque National de Paris                           -       2,862,735        2,862,735
           -         26,189          26,189   Cap Gemini                                         -       3,978,256        3,978,256
      50,430         30,500          80,930   Carrefour SA                               9,334,999       5,662,703       14,997,702
      43,223              -          43,223   Equant                                     4,205,032               -        4,205,032
           -         27,300          27,300   LaFarge                                            -       2,635,088        2,635,088
     249,913              -         249,913   Rhodia SA                                  4,823,226               -        4,823,226
           -        100,008         100,008   Sanofi-Synthelabo                                  -       4,425,660        4,425,660
           -        131,400         131,400   STMicroelectronics, ADR                            -      11,940,975       11,940,975
      79,490              -          79,490   Suez Lyonnaise                            12,833,158               -       12,833,158
           -         60,000          60,000   Total Fina                                         -       8,133,279        8,133,279
      80,041              -          80,041   Valeo SA                                   5,749,709               -        5,749,709
     139,029              -         139,029   Vivendi                                   10,535,424               -       10,535,424
                                                                                     ----------------------------------------------
                                                                                        47,481,548      46,137,278       93,618,826
                                                                                     ----------------------------------------------
                                              GERMANY - 9.67%
           -         20,700          20,700   Allianz AG                                         -       6,321,646        6,321,646
     253,604              -         253,604   Bayerische Motoren Werke (BMW) AG          8,081,861               -        8,081,861
           -         42,200          42,200   Bayerische Vereinsbank                             -       2,777,847        2,777,847
      20,760              -          20,760   Celanese AG                                  327,515               -          327,515
           -         90,000          90,000   Deutsche Bank                                      -       6,474,976        6,474,976
           -         60,500          60,500   Epcos AG                                           -       2,476,272        2,476,272
     207,600              -         207,600   Hoechst AG                                 9,137,670               -        9,137,670
     116,853         73,600         190,453   Mannesmann AG                             18,404,302      11,607,276       30,011,578
     263,592              -         263,592   Metallgesellschaft AG                      5,489,213               -        5,489,213
           -         70,000          70,000   Preussag                                           -       3,802,915        3,802,915
      19,895              -          19,895   SAP AG                                     8,767,396               -        8,767,396
      93,070         37,000         130,070   Siemens AG                                 8,354,604       3,331,321       11,685,925
      97,781              -          97,781   Veba AG                                    5,286,038               -        5,286,038
                                                                                     ----------------------------------------------
                                                                                        63,848,599      36,792,253      100,640,852
                                                                                     ----------------------------------------------
                                              GREECE - 0.26%

     128,360              -         128,360   Hellenic Telecommunications
                                              Organization SA (OTE)                      2,719,232               -        2,719,232
                                                                                     ----------------------------------------------
                                              HONG KONG - 2.33%

   1,496,000      2,548,000       4,044,000   China Telecom, Ltd.                        5,122,298       8,725,690       13,847,988
           -      2,000,000       2,000,000   Cosco Pacific, Ltd.                                -       1,480,528        1,480,528

           -        172,800         172,800   HSBC Holdings                                      -       2,074,490        2,074,490
     262,000        420,000         682,000   Hutchison Whampoa, Ltd.                    2,630,556       4,217,573        6,848,129
                                                                                     ----------------------------------------------
                                                                                         7,752,854      16,498,281       24,251,135
                                                                                     ----------------------------------------------
                                              HUNGARY - 0.20%

      46,270              -          46,270   Gedeon Richter, GDR                        2,111,263               -        2,111,263
                                                                                     ----------------------------------------------
                                              IRELAND - 0.30%

           -      1,194,000       1,194,000   Jefferson Smurfit Group, PLC                       -       3,082,177        3,082,177
                                                                                     ----------------------------------------------
                                              ITALY - 3.56%

   3,022,460              -       3,022,460   Banca Nazionale del Lavoro                10,235,972               -       10,235,972
     141,700              -         141,700   Banca Popolare di Bergamo                  3,047,725               -        3,047,725
   1,287,569              -       1,287,569   Unicredito Italiano SPA                    6,026,195               -        6,026,195
   1,026,881        200,300       1,227,181   Mediaset SPA                              10,249,413       2,005,204       12,254,617
     630,504              -         630,504   Telecom Italia SPA                         5,444,320               -        5,444,320
                                                                                     ----------------------------------------------
                                                                                        35,003,625       2,005,204       37,008,829
                                                                                     ----------------------------------------------
                                              JAPAN - 31.01%

           -         30,000          30,000   Advantest Corp.                                    -       4,524,496        4,524,496
           -         12,900          12,900   Aeon Credit Service Co.                            -       1,883,573        1,883,573
           -         30,200          30,200   Aiful Corp.                                        -       4,699,712        4,699,712
           -        240,000         240,000   Asahi Bank                                         -       2,134,870        2,134,870
           -         95,000          95,000   Credit Saison, Ltd.                                -       2,340,778        2,340,778
           -        656,000         656,000   Daiwa Securities                                   -       7,013,718        7,013,718
   1,283,000              -       1,283,000   Fuji Bank, Ltd.                           17,595,569               -       17,595,569
     265,000        325,000         590,000   Fujitsu, Ltd.                              7,980,244       9,803,074       17,783,318
           -         16,000          16,000   Funai Electric Ltd.                                -       7,254,563        7,254,563
           -        475,000         475,000   Ind'l Bank of Japan                                -       6,433,718        6,433,718
      80,000              -          80,000   Ito-Yokado Co., Ltd.                       6,398,772               -        6,398,772
           -            250             250   Japan Telecom                                      -       8,597,502        8,597,502
     226,000              -         226,000   Kao Corp.                                  6,892,491               -        6,892,491
           -         52,000          52,000   Matsushita Communications Co.                      -       8,751,585        8,751,585
     107,000         57,000         164,000   Murata Manufacturing Co., Ltd.            13,750,839       7,337,176       21,088,015
           -         32,200          32,200   Mycal Card, Inc.                                   -       1,422,863        1,422,863
           -        320,000         320,000   NEC Corp.                                          -       6,486,071        6,486,071
     649,000        470,000       1,119,000   Nikko Securities                           6,099,741       4,424,592       10,524,333
           -         35,500          35,500   Nippon System Development                          -       3,035,062        3,035,062
         592              -             592   Nippon Telegraph & Telephone Corp.         9,084,109               -        9,084,109
     252,000        135,000         387,000   Nomura Securities Co., Ltd.                4,159,317       2,231,844        6,391,161
       1,356            407           1,763   NTT Mobile Communication Network          36,023,017      10,829,875       46,852,892
      64,000              -          64,000   Rohm Co., Ltd.                            14,362,712               -       14,362,712
           -          6,000           6,000   Ryohin Keikaku Co., Ltd.                           -       1,156,196        1,156,196
           -          6,000           6,000   Ryohin Keikaku -- New                              -       1,156,196        1,156,196
   1,566,000              -       1,566,000   Sakura Bank, Ltd.                         13,456,757               -       13,456,757
     403,000        150,000         553,000   The Sanwa Bank, Ltd.                       5,994,562       2,234,870        8,229,432
           -         32,500          32,500   Secom                                              -       3,490,394        3,490,394
           -         32,500          32,500   Secom - New                                        -       3,465,418        3,465,418
           -        144,000         144,000   Shin-Etsu Chemical Co.                             -       5,948,127        5,948,127
       9,338              -           9,338   Shoskoh Fund & Co., Ltd.                   5,713,670               -        5,713,670
           -         26,800          26,800   Softbank Corp.                                     -      11,147,358       11,147,358
           -         48,000          48,000   Sony Corp.                                         -       7,497,406        7,497,406
           -        300,000         300,000   Sumitomo Electric                                  -       4,037,464        4,037,464
     168,000              -         168,000   Takeda Chemical Industries                 9,651,098               -        9,651,098
      44,100              -          44,100   Takefuji Corp.                             5,709,696               -        5,709,696
      82,000              -          82,000   TDK Corp.                                  8,029,347               -        8,029,347
           -             13              13   Yahoo Japan Corp.                                  -       6,868,396        6,868,396
     125,000              -         125,000   Yamanouchi Pharmaceutical Co., Ltd.        5,670,375               -        5,670,375
                                                                                     ----------------------------------------------
                                                                                       176,572,316     146,206,897      322,779,213
                                                                                     ----------------------------------------------
                                              MEXICO - 0.44%

          -         53,000          53,000   Telefonos de Mexico, ADR                            -       4,531,500        4,531,500
                                                                                     ----------------------------------------------
                                              NETHERLANDS - 6.77%

           -          2,740           2,740   Ahold                                              -          84,400           84,400
           -         40,000          40,000   Akzo Nobel                                         -       1,727,504        1,727,504
           -         60,500          60,500   ASM Lithography Holdings Common                    -       4,393,813        4,393,813
           -            126             126   Benckiser NV, Series B                             -           7,470            7,470
           -         23,600          23,600   Eqant NV - NY Registered                           -       2,289,200        2,289,200
     123,870              -         123,870   Gucci Group                               10,002,503               -       10,002,503
           -         55,000          55,000   Heineken                                           -       2,813,366        2,813,366
           -         37,500          37,500   ING Groep N.V.                                     -       2,214,499        2,214,499
     402,418              -         402,418   Koninklijke Ptt                           20,650,039               -       20,650,039


      71,105              -          71,105   Laurus NV                                  1,581,697               -        1,581,697
           -         20,480          20,480   Philips Electronics                                -       2,106,424        2,106,424
     119,332              -         119,332   Royal Dutch Petroleum                      7,132,590               -        7,132,590
     196,098              -         196,098   Vendex International                       5,723,330               -        5,723,330
     287,346              -         287,346   VNU NV                                     9,716,252               -        9,716,252
                                                                                     ----------------------------------------------
                                                                                        54,806,411      15,636,676       70,443,087
                                                                                     ----------------------------------------------
                                              NEW ZEALAND - 0.56%

   1,438,887              -       1,438,887   Telecom Corp. of New Zealand               5,791,211               -        5,791,211
                                                                                     ----------------------------------------------
                                              NORWAY - 0.20%

           -         54,122          54,122   Tomra Systems                                   -          2,076,292        2,076,292
                                                                                     ----------------------------------------------
                                              PHILLIPINES - 0.17%

     234,590              -         234,590   Metropolitan Bank & Trust Co.              1,755,040               -        1,755,040
                                                                                     ----------------------------------------------
                                              SINGAPORE - 0.42%

           -        203,525         203,525   DBS Bank                                           -       2,302,901        2,302,901
           -        120,000         120,000   Singapore Press Holdings                           -       2,058,381        2,058,381
                                                                                     ----------------------------------------------
                                                                                                 -       4,361,282        4,361,282
                                                                                     ----------------------------------------------
                                              SOUTH KOREA - 1.61%

           -         55,000          55,000   Housing & Commercial Bank, GDR                     -       1,465,750        1,465,750
     106,700        114,000         220,700   Korea Telecom Corp., ADR                   3,761,175       4,018,500        7,779,675
           -        117,000         117,000   Pohang Iron & Steel, ADR                           -       3,904,875        3,904,875
           -         42,500          42,500   Samsung Elect, GDR 144A                            -       3,612,500        3,612,500
                                                                                     ----------------------------------------------
                                                                                         3,761,175      13,001,625       16,762,800
                                                                                     ----------------------------------------------
                                              SPAIN - 1.41%

      69,265              -          69,265   Banco Popular Espnol SA                    4,662,367               -        4,662,367
     457,884        150,392         608,276   Telefonica de Espana SA                    7,531,906       2,481,263       10,013,169
                                                                                     ----------------------------------------------
                                                                                        12,194,273       2,481,263       14,675,536
                                                                                     ----------------------------------------------
                                              SWEDEN - 1.80%

           -        134,000         134,000   Ericsson, Series B                                 -       5,592,190        5,592,190
     398,926              -         398,926   Hennes & Mauritz AB, Class B              10,597,609               -       10,597,609
           -        425,000         425,000   Nordbanken Holding AB                              -       2,489,323        2,489,323
                                                                                     ----------------------------------------------
                                                                                        10,597,609       8,081,513       18,679,122
                                                                                     ----------------------------------------------
                                              SWITZERLAND - 2.97%

      18,092          4,000          22,092   Clariant AG                                7,918,737       1,754,686        9,673,423
           -          4,600           4,600   Holderbk Fin Glarus                                -       5,678,527        5,678,527
       5,831              -           5,831   Novartis AG, Registered                    8,724,116               -        8,724,116
           -            300             300   Roche Hoding AG-Genussshein                        -       3,610,654        3,610,654
           -         11,000          11,000   UBS AG - Registered                                -       3,208,484        3,208,484
                                                                                     ----------------------------------------------
                                                                                        16,642,853      14,252,351       30,895,204
                                                                                     ----------------------------------------------
                                              TAIWAN - 0.48%

           -        143,910         143,910   Taiwan Semiconductor ADR                           -       4,982,884        4,982,884
                                                                                     ----------------------------------------------
                                              UNITED KINGDOM - 15.12%

           -        300,000         300,000   Allied Zurich                                      -       3,625,452        3,625,452
     184,433              -         184,433   AstraZeneca Group, PLC                     8,340,722               -        8,340,722
           -          2,631           2,631   Bank of Scotland                                   -          32,833           32,833
           -        105,044         105,044   Barclays                                           -       3,224,550        3,224,550
     616,723              -         616,723   B.A.T. Industries, PLC                     4,084,245               -        4,084,245
           -        508,000         508,000   BP Amoco                                           -       4,936,337        4,936,337
   2,058,624              -       2,058,624   British Aerospace, PLC                    12,026,333               -       12,026,333
     593,326              -         593,326   British Sky Broadcasting, PLC              6,371,703               -        6,371,703
           -        255,878         255,878   British Telecommunications                         -       4,642,574        4,642,574
           -         56,800          56,800   CMG, PLC                                           -       2,209,615        2,209,615
     926,084              -         926,084   Diageo, PLC                                9,359,272               -        9,359,272
           -        250,000         250,000   Dixons Group                                       -       4,431,108        4,431,108
     398,541        177,642         576,183   Glaxo Wellcome, PLC                       11,762,399       5,245,726       17,008,125
           -        388,900         388,900   Hanson, PLC                                        -       3,050,071        3,050,071
     465,400              -         465,400   Imperial Chemical Industries, PLC          4,626,988               -        4,626,988
           -        250,000         250,000   Imperial Tobacco                                   -       2,651,266        2,651,266
           -        151,478         151,478   Lloyds TSB Group, PLC                              -       2,095,836        2,095,836
           -        287,000         287,000   Prudential Corp., PLC                              -       4,504,135        4,504,135
     460,085              -         460,085   Railtrack Group, PLC                       9,314,625               -        9,314,625
   1,266,999              -       1,266,999   Reed International, PLC                    7,391,306               -        7,391,306
           -      1,047,000       1,047,000   Shell Transportation & Trading Co., PLC            -       8,030,672        8,030,672


   1,322,829              -       1,322,829   Somerfield, PLC                            2,771,599               -        2,771,599
           -        500,000         500,000   Telewest Communications, PLC                       -       2,139,510        2,139,510
   4,262,925      2,285,045       6,547,970   Vodafone Group, PLC                       19,824,886      10,632,485       30,457,371
                                                                                     ----------------------------------------------
                                                                                        95,874,078      61,452,170      157,326,248
                                                                                     ----------------------------------------------
                                              TOTAL COMMON STOCKS                      568,609,902     408,639,653      977,249,555
                                                                                     ----------------------------------------------
                PREFERRED STOCKS - 0.29%
                                              GERMANY - 0.29%

           -          1,120           1,120   Porsche AG                                         -       3,060,054        3,060,054
                                                                                     ----------------------------------------------
                                              TOTAL PREFERRED STOCKS                             -       3,060,054        3,060,054
                                                                                     ----------------------------------------------
                PAR VALUE
-----------------------------------
                REPURCHASE AGREEMENTS - 5.21%

                                              Repurchase Agreement with:
$ 28,704,000    $         -    $ 28,704,000   Chase Manhattan Bank
                                              5.20%, 11/01/99, dated 10/29/99           28,704,000               -       28,704,000
           -     25,550,369      25,550,369   Lehman Brothers
                                              5.18%, 11/01/99, dated 10/29/99                    -      25,550,369       25,550,369
                                                                                     ----------------------------------------------
                                              TOTAL REPURCHASE AGREEMENTS               28,704,000      25,550,369       54,254,369
                                                                                     ----------------------------------------------
                TOTAL INVESTMENTS - 99.43%
                  (Cost $449,135,536, $336,365,746, and $785,501,282)                  597,313,902     437,250,076    1,034,563,978
                                                                                     ----------------------------------------------
                NET OTHER ASSETS AND LIABILITIES - 0.57%                                (3,551,803)      9,433,066        5,881,263
                                                                                     ----------------------------------------------
                NET ASSETS - 100.00%                                                 $ 593,762,099   $ 446,683,142   $1,040,445,241
                                                                                     ----------------------------------------------
                                                                                     ----------------------------------------------

 ADR - American Depository Receipt
 GDR - Global Depository Receipt

                   See Notes to Pro Forma Financial Statements

                        GALAXY INTERNATIONAL EQUITY FUND
                      BOSTON 1784 INTERNATIONAL EQUITY FUND
       PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                OCTOBER 31, 1999


                                                                                                                   PRO FORMA
                                                           GALAXY INT'L    BOSTON 1784 INT'L     PRO FORMA         COMBINED
                                                            EQUITY FUND       EQUITY FUND       ADJUSTMENTS        (NOTE 1)
                                                           --------------------------------------------------------------------
ASSETS:
   Investments
        Investments at cost                                $ 420,431,536   $   310,815,377     $           -    $   731,246,913
        Repurchase agreements                                 28,704,000        25,550,369                 -         54,254,369
        Net unrealized appreciation                          148,178,366       100,884,330                 -        249,062,696
                                                           --------------------------------------------------------------------
            Total Investments at Value                       597,313,902       437,250,076                 -      1,034,563,978

   Cash and Foreign Currency                                         315         3,882,525                 -          3,882,840
   Receivable for investments sold                                     -        11,466,193                 -         11,466,193
   Receivable for shares sold                                  4,036,525           997,467                 -          5,033,992
   Interest and dividends receivable                             513,995           639,125                 -          1,153,120
   Tax Reclaim Receivable                                        231,577           703,389                 -            934,966
                                                           --------------------------------------------------------------------
            Total Assets                                     602,096,314       454,938,775                 -      1,057,035,089

LIABILITIES:
   Payable for forward foreign currency contracts                 11,600            37,510                 -             49,110
   Payable for investments purchased                           7,674,328         7,625,478                 -         15,299,806
   Payable for shares repurchased                                106,611                 -                 -            106,611
   Advisory fee payable                                          306,628           359,404                 -            666,032
   Payable to Fleet affiliates                                    44,754                 -                 -             44,754
   Administration fee payable                                     71,473            23,399                 -             94,872
   Trustees' fees and expenses payable                            12,406               752                 -             13,158
   Accrued expenses and other payables                           106,415           209,090                 -            315,505
                                                           --------------------------------------------------------------------
            Total Liabilities                                  8,334,215         8,255,633                 -         16,589,848

NET ASSETS                                                 $ 593,762,099   $   446,683,142     $           -    $ 1,040,445,241
                                                           ====================================================================
NET ASSETS CONSISTS OF:
   Paid-in capital                                         $ 407,277,400   $   267,950,925     $           -    $   675,228,325
   Undistributed (overdistributed) net investment income       3,972,887        (2,700,727)                -          1,272,160
   Accumulated net realized gain on investments sold          34,334,139        80,523,039                 -        114,857,178
   Net unrealized appreciation of investments                148,177,673       100,909,905                 -        249,087,578
                                                           --------------------------------------------------------------------
TOTAL NET ASSETS                                           $ 593,762,099   $   446,683,142     $           -    $ 1,040,445,241
                                                           ====================================================================
Net Assets by Class:
        Retail A Shares                                    $  89,326,639         N/A           $           -    $    89,326,639
                                                           ====================================================================
        Retail B Shares                                        2,188,744         N/A                       -          2,188,744
                                                           ====================================================================
        Trust Shares / Shares                                501,776,006       446,683,142     $ (35,734,651)       912,724,497
                                                           ====================================================================
        Prime A                                                   12,255         N/A                       -             12,255
                                                           ====================================================================
        Prime B                                                  458,455         N/A                       -            458,455
                                                           ====================================================================
        BKB Shares                                             N/A               N/A              35,734,651         35,734,651
                                                           ====================================================================
Shares of beneficial interest outstanding:
        Retail A Shares                                        4,282,082         N/A                       -          4,282,082
                                                           ====================================================================
        Retail B Shares                                          105,225         N/A                       -            105,225
                                                           ====================================================================
        Trust Shares / Shares                                 23,687,146        27,453,231        (8,050,564)        43,089,813
                                                           ====================================================================
        Prime A Shares                                               584         N/A                       -                584
                                                           ====================================================================
        Prime B Shares                                            21,986         N/A                       -             21,986
                                                           ====================================================================
        BKB Shares                                             N/A               N/A               1,687,188          1,687,188
                                                           ====================================================================
Net Asset Value, Retail A Shares                           $       20.86         N/A                            $         20.86
                                                           ====================================================================
Net Asset Value, Retail B Shares                           $       20.80         N/A                            $         20.80
                                                           ====================================================================
Net Asset Value, Trust Shares / Shares                     $       21.18   $         16.27                      $         21.18
                                                           ====================================================================
Net Asset Value, Prime A Shares                            $       20.98         N/A                            $         20.98
                                                           ====================================================================
Net Asset Value, Prime B Shares                            $       20.85         N/A                            $         20.85
                                                           ====================================================================
Net Asset Value, BKB Shares                                    N/A               N/A                            $         21.18
                                                           ====================================================================

                   See Notes to Pro Forma Financial Statements

                        GALAXY INTERNATIONAL EQUITY FUND
                      BOSTON 1784 INTERNATIONAL EQUITY FUND
             PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                                OCTOBER 31, 1999

                                                                                                                     PRO FORMA
                                                             GALAXY INT'L   BOSTON 1784 INT'L     PRO FORMA          COMBINED
                                                                EQUITY         EQUITY FUND       ADJUSTMENTS         (NOTE 1)
                                                             -------------------------------------------------------------------
Investment Income:
   Interest Income                                           $    713,887   $       6,179,288   $           -      $   6,893,175
   Dividend Income                                              7,503,713             213,999               -          7,717,712
   Less: foreign taxes withheld                                  (875,473)           (426,296)              -         (1,301,769)
                                                             -------------------------------------------------------------------
      Total Investment Income                                   7,342,127           5,966,991               -         13,309,118
                                                             -------------------------------------------------------------------


Expenses:
   Investment Advisory Fees                                     4,336,206           4,199,395        (624,490)(a)      7,911,111
   Administrative Fees                                            365,677             276,728         (18,551)(a)        623,854
   Custodian Fee                                                  498,586             223,866               -            722,452
   Fund Accounting Fee                                            111,998              17,159          17,743 (a)        146,900
   Professional Fees                                               44,453              32,930         (32,930)(b)         44,453
   Trustee Fees                                                    14,105              11,719         (11,000)(b)         14,824
   Reports to Shareholders                                         94,558              26,659         (26,659)(b)         94,558
   Miscellaneous Expenses                                         114,870              12,380                 -          127,250
                                                             -------------------------------------------------------------------
      Subtotal                                                  5,580,453           4,800,836        (695,887)         9,685,402

   Transfer Agent Fee
      Retail A Shares                                             240,531                   -               -            240,531
      Retail B Shares                                               6,583                   -               -              6,583
      Trust Shares / Shares                                       278,950              85,465               -            364,415
      Prime A                                                          73                   -               -                 73
      Prime B                                                         291                   -               -                291
      BKB Shares                                                        -                   -          13,222 (a)         13,222
   Shareholder Services Fee & 12B-1 Fees
      Retail A Shares                                             204,149                   -               -            204,149
      Retail B Shares                                               7,842                   -               -              7,842
      Trust Shares / Shares                                             -           1,049,849      (1,049,849)(a)              -
      Prime A                                                           -                   -               -                  -
      Prime B                                                       2,177                   -               -              2,177
      BKB Shares                                                        -                   -         100,781 (a)        100,781
                                                             -------------------------------------------------------------------
         Total Expenses before reimbursement/waiver             6,321,049           5,936,150      (1,631,733)        10,625,466

Less Waiver/Reimbursements
   Fund Level Waivers                                          (1,216,531)                  -        (870,004)(c)      (2,086,535)
   Class Specific Waivers/reimbursements
      Retail A Shares                                                   -                   -               -                  -
      Retail B Shares                                              (4,614)                  -               -             (4,614)
      Trust Shares / Shares                                             -          (1,049,849)      1,049,849 (c)              -
      Prime A                                                         (71)                  -               -                (71)
      Prime B                                                        (292)                  -               -               (292)
      BKB Shares                                                        -                             (26,875)(c)        (26,875)
                                                             -------------------------------------------------------------------
         Total Waivers/Reimbursements                          (1,221,508)         (1,049,849)        152,970         (2,118,387)
   Net Expenses                                                 5,099,541           4,886,301      (1,478,763)         8,507,079
                                                             -------------------------------------------------------------------

Net Investment Income                                           2,242,586           1,080,690       1,478,763          4,802,039
                                                             -------------------------------------------------------------------

Net Realized Gain on Investments                               34,349,686         102,165,290               -        136,514,976
Net Realized (Loss) on Forward Foreign Currency
   Contracts and Foreign Currency                              (4,120,655)         (3,439,651)              -         (7,560,306)
Net Change in Unrealized Appreciation on Forward
   Foreign Currency Contracts, Foreign Currencies
   and Translation of Other Assets and
   Liabilities in Foreign Currency                                      -           2,477,204               -          2,477,204
Net Change in Unrealized Appreciation on Investments           94,656,598          30,213,731               -        124,870,329
                                                             -------------------------------------------------------------------
Net Realized and Unrealized Gain on Investments               124,885,629         131,416,574               -        256,302,203
                                                             -------------------------------------------------------------------

Net Increase in Net Assets Resulting from Operations         $127,128,215   $     132,497,264   $   1,478,763      $ 261,104,242
                                                             ===================================================================

(a) Reflects adjustment to the acquiring fund contractual fee level.
(b) Reflects expected savings when the two funds become one.
(c) Reflects adjustment to the acquiring fund's voluntary expense limitation.


                   See Notes to Pro Forma Financial Statements

                        Galaxy International Equity Fund
                      Boston 1784 International Equity Fund
          Notes to Pro Forma Combining Financial Statements (unaudited)

1.   Basis of Combination

The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. As of October 31, 1999, the Trust offered twenty-nine managed investment portfolios. The unaudited Pro Forma Combining Portfolio of Investments and the unaudited Pro Forma Statement of Assets and Liabilities assumes the exchange described in the next paragraph occurred as of October 31, 1999 and the unaudited Pro Forma Combining Statement of Operations assumes the exchange occurred as of November 1, 1998. These statements have been derived from books and records utilized in calculating the net asset value of each fund at October 31, 1999 and for the twelve-month period then ended.

The pro forma statements give effect to the proposed transfer of substantially all of the assets and stated liabilities of the Boston 1784 International Equity Fund in exchange for Trust and BKB shares of Galaxy International Equity Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Boston 1784 International Equity Fund for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization.

The unaudited Pro Forma Combining Financial Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

For the twelve-month period ended October 31, 1999, the Galaxy International Equity Fund's investment advisory fee was computed based on the annual rate of 1.15% of the first $50 million of its average daily net assets, 0.95% of the next $50 million and 0.85% as average daily net assets in excess of $100 million. The administration fee was computed based on the annual rate of 0.09% of the first $2.5 billion of the Trust's combined average daily net assets, 0.085% of the next $2.5 billion, 0.075% of the next $7 billion, 0.065% of the next $3 billion, 0.06% of the next $3 billion, and 0.0575% of the combined average daily net assets in excess of $18 billion, and was allocated to each fund based on the relative net assets of the Trust.

The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A, BKB and Trust Shares of the funds to compensate certain institutions providing administrative and support services to their customers who own such shares. Currently, the Services Plan has not been implemented for the Trust shares. Under the Services Plan, aggregate payments may not exceed 0.50% of the average daily net assets of Retail A or BKB shareholders who are customers of such institutions. Currently, the Trust, under the direction of the Board of Trustees, is limiting such payments to 0.30% of the average daily net asset of Retail A or BKB shareholders who are customers of such institutions.

The Trust has adopted a distribution and services plan (the "12b-1 Plan") with respect to Retail B shares of the fund. Payments to the Distributor or others for distribution services (those primarily intended to result in the sale of Retail B shares) may not exceed 0.65% of the average daily net assets of Retail B shares. Payments to institutions providing services to their customers owning Retail B shares for shareholder liaison and administrative support services may not exceed 0.25% and 0.25%, respectively, of the average daily net assets attributable to shareholders who are customers of such institutions. The Trust is currently limiting payments for shareholder liaison and administrative support to 0.30% of the average daily net assets attributable to shareholders that are customers of such institutions.

The Trust has adopted a distribution plan (the "Prime A Plan") with respect to Prime A shares of the fund. Payments to the Distributor or others for distribution services (those primarily intended to result in the sale of Prime A shares) may not exceed 0.30% of the average daily net assets of Prime A shares. The Trust is

                        Galaxy International Equity Fund
                      Boston 1784 International Equity Fund
    Notes to Pro Forma Combining Financial Statements (unaudited) (continued)


currently limiting payments under the Prime A Plan to 0.25% of the average daily net assets of Prime A shares.

The Trust has adopted a distribution and services plan (the "Prime B Plan") with respect to Prime B shares of the fund. Payments to the Distributor or others for distribution services (those primarily intended to result in the sale of Prime B shares) may not exceed 0.75% of the average daily net assets of Prime B shares. Payments to institutions providing services to their customers owning Prime B shares for shareholder liaison and administrative support services may not exceed 0.25% and 0.25%, respectively, of the average daily net assets attributable to shareholders who are customers of such institutions. The Trust is currently limiting payments for shareholder liaison and administrative support to 0.25% of the average daily net assets attributable to shareholders that are customers of such institutions.

2.   Portfolio Valuation

The Galaxy International Equity Fund's investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded, or at the last sales price on the national securities market. Securities traded on over-the-counter markets are valued at the last bid price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. The Boston 1784 International Equity Fund uses similar rules for determining portfolio valuation.

3.   Capital Shares

The pro forma net asset value per share assumes the issuance of additional shares of the Galaxy International Equity Fund that would have been issued at October 31, 1999 in connection with the proposed reorganization. The pro forma number of shares outstanding of 49,186,878 consists of 21,089,855 shares assumed issued in the reorganization plus 28,097,023 shares of the Galaxy International Equity Fund at October 31, 1999.